UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-5344

William Blair Funds

(Exact name of registrant as specified in charter)

222 West Adams Street, Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

Michelle R. Seitz
William Blair Funds
222 West Adams Street, Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: 312-236-1600

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A Registrant is not required to respond to the collection of information contained in Form N-CSR unless the form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimates and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (ss) 3507.

Item 1.	February 24, 2017 Annual Reports transmitted to shareholders.

December 31, 2016
William Blair Funds Annual Report

December 31, 2016	William Blair Funds	1

The views expressed in the commentary for each Fund reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The portfolio management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Statements involving predictions, assessments, analyses, or outlook for individual securities, industries, market sectors, and/or markets involve risks and uncertainties, and there is no guarantee they will come to pass.

This report is submitted for the general information of the shareholders of William Blair Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a prospectus of William Blair Funds. Please carefully consider the Funds’ investment objectives, risks, charges, and expenses before investing. This and other information is contained in the Funds’ prospectus, which you may obtain by calling 1-800-742-7272. Read it carefully before you invest or send money.

2	Annual Report	December 31, 2016

Performance as of December 31, 2016—Class N Shares (Unaudited)

				10 yr		Overall
				(or since	Inception	Morningstar
	1 yr	3 yr	5 yr	inception)	Date	Rating

Growth Fund
Class N	(0.98)	3.59	11.66	6.65	3/20/1946	***
Morningstar Large Growth	3.23	5.70	12.94	6.91		Among 1,315
Russell 3000® Growth Index	7.39	8.27	14.44	8.28		Large Growth Funds
S&P 500® Index	11.96	8.87	14.66	6.95

Large Cap Growth Fund
Class N	1.97	7.65	14.44	6.98	12/27/1999	****
Morningstar Large Growth	3.23	5.70	12.94	6.91		Among 1,315
Russell 1000® Growth Index	7.08	8.55	14.50	8.33		Large Growth Funds

Mid Cap Growth Fund
Class N	0.23	2.46	8.97	7.02	2/1/2006	***
Morningstar Mid-Cap Growth	6.03	4.03	11.79	6.79		Among 588
Russell Midcap® Growth Index	7.33	6.23	13.51	7.83		Mid-Cap Growth Funds

Mid Cap Value Fund
Class N	14.49	7.49	13.14	10.96	5/3/2010	***
Morningstar Mid-Cap Blend	14.14	5.89	13.32	—		Among 371
Russell Midcap® Value Index	20.00	9.45	15.70	12.48		Mid-Cap Blend Funds

Small-Mid Cap Growth Fund
Class N	6.45	6.41	13.85	8.94	12/29/2003	****
Morningstar Mid-Cap Growth	6.03	4.03	11.79	6.79		Among 588
Russell 2500TM Growth Index	9.73	5.45	13.88	8.24		Mid-Cap Growth Funds

Small-Mid Cap Value Fund
Class N	20.69	6.96	13.30	14.16	12/15/2011	***
Morningstar Small Blend	20.78	5.89	13.52	—		Among 626
Russell 2500® Value Index	25.20	8.22	15.04	15.82		Small Blend Funds

Small Cap Growth Fund
Class N	18.89	5.25	16.04	6.45	12/27/1999	***
Morningstar Small Growth	11.20	3.55	12.33	7.08		Among 599
Russell 2000® Growth Index	11.32	5.05	13.74	7.76		Small Growth Funds

Small Cap Value Fund
Class N	26.19	7.50	14.19	7.66	12/23/1996	****
Morningstar Small Blend	20.78	5.89	13.52	6.79		Among 626
Russell 2000® Value Index	31.74	8.31	15.07	6.26		Small Blend Funds

December 31, 2016	William Blair Funds	3

Performance as of December 31, 2016—Class N Shares (Unaudited)—continued

				10 yr		Overall
				(or since	Inception	Morningstar
	1 yr	3 yr	5 yr	inception)	Date	Rating

Global Leaders Fund
Class N	0.62	2.28	8.68	2.34	10/15/2007	***
Morningstar World Stock	5.54	2.10	9.24	—		Among 848
MSCI ACW IMI (net)	8.36	3.25	9.61	2.47		World Stock Funds

International Leaders Fund
Class N	0.88	1.35	—	6.86	8/16/2012	*****
Morningstar Foreign Large Growth	(2.14)	(1.83)	—	—		Among 312
MSCI ACW Ex-U.S. IMI (net)	4.41	(1.44)	—	4.37		Foreign Large Growth Funds

International Equity Fund
Class N	(0.27)	(0.62)	6.63	0.64	5/24/2004	***
Morningstar Foreign Large Growth	(2.14)	(1.83)	6.15	1.43		Among 312
MSCI World Ex-U.S. Index (net)	2.75	(1.59)	6.07	0.86		Foreign Large Growth Funds

International Growth Fund
Class N	(2.88)	(2.12)	6.58	1.24	10/1/1992	***
Morningstar Foreign Large Growth	(2.14)	(1.83)	6.15	1.43		Among 312
MSCI ACW Ex-U.S. IMI (net)	4.41	(1.44)	5.35	1.22		Foreign Large Growth Funds

International Small Cap Growth Fund
Class N	(4.60)	(1.42)	7.79	3.25	11/1/2005	***
Morningstar Foreign Small/Mid Growth	(2.98)	(0.63)	8.87	3.12		Among 107
MSCI ACW Ex-U.S.						Foreign Small/Mid Growth Funds
Small Cap Index (net)	3.91	0.76	7.74	2.90

Emerging Markets Leaders Fund
Class N	1.42	(3.98)	1.13	0.12	5/3/2010	***
Morningstar Diversified Emerging						Among 606
Markets	8.47	(3.18)	1.61	—		Diversified Emerging Markets Funds
MSCI Emerging Markets Index (net)	11.19	(2.55)	1.28	0.12

Emerging Markets Growth Fund
Class N	1.49	(3.75)	1.69	0.18	6/6/2005	***
Morningstar Diversified Emerging						Among 606
Markets	8.47	(3.18)	1.61	1.32		Diversified Emerging Markets Funds
MSCI Emerging Markets IMI (net)	9.90	(2.40)	1.54	2.07

Emerging Markets Small Cap Growth Fund
Class N	(5.33)	0.46	9.64	8.70	10/24/2011	*****
Morningstar Diversified Emerging						Among 606
Markets	8.47	(3.18)	1.61	—		Diversified Emerging Markets Funds
MSCI Emerging Markets Small Cap Index (net)	2.28	(1.27)	3.51	2.09

4	Annual Report	December 31, 2016

Performance as of December 31, 2016—Class N Shares (Unaudited)—continued

				10 yr		Overall
				(or since	Inception	Morningstar
	1 yr	3 yr	5 yr	inception)	Date	Rating

Bond Fund
Class N	4.40	3.06	3.18	4.86	5/1/2007	****
Morningstar Intermediate-Term Bond	3.23	2.73	2.61	—		Among 869
Bloomberg Barclays U.S. Aggregate Bond Index	2.65	3.03	2.23	4.28		Intermediate-Term Bond Funds

Income Fund
Class N	2.44	1.96	2.03	2.94	10/1/1990	****
Morningstar Short-Term Bond	2.08	1.06	1.46	2.55		Among 445
Bloomberg Barclays Intermediate						Short-Term Bond Funds
Government/Credit Bond Index	2.08	2.09	1.85	3.84

Low Duration Fund
Class N	1.16	0.79	0.90	1.06	12/1/2009	***
Morningstar Ultrashort Bond	1.41	0.67	0.95	—		Among 128
Bank of America Merrill Lynch						Ultrashort Bond Funds
1-Year U.S. Treasury Note Index	0.76	0.36	0.32	0.40

Macro Allocation Fund
Class N	2.01	(0.64)	4.85	5.30	11/29/2011	***
Morningstar Multialternative	1.38	0.61	3.14	—		Among 239
Bank of America Merrill Lynch						Multialternative Funds
3-Month U.S. Treasury Bill Index	0.33	0.14	0.12	0.12
Long-Term Comparative Index	3.68	2.36	3.84	3.85

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or a loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. International and emerging markets investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. As interest rates rise, bond prices will typically fall and bond funds may become more volatile. Class N shares are available to the general public without a sales load.

Morningstar RatingsTM are as of 12/31/2016 and are subject to change every month. The ratings are based on a risk-adjusted return measure that accounts for variation in a fund’s monthly performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each Category receive 5 stars, the next 22.5% receive 4 stars, the middle 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted-average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. The 3/5/10 year Morningstar ratings were as follows: Growth Fund **/**/*** and Large Cap Growth Fund ****/****/***, out of 1,315/1,154/809 large growth funds; Mid Cap Growth Fund ***/**/*** and Small-Mid Cap Growth Fund ****/****/**** out of 588/504/368 mid-cap growth funds; Mid Cap Value Fund ***/***/NA, out of 371/332/NA mid-cap blend funds; Small Cap Growth Fund ***/*****/**, out of 599/531/389 small growth funds; Small-Mid Cap Value Fund ***/*** /NA and Small Cap Value Fund ***/***/**** out of 626/534/360 small blend funds; Global Leaders Fund ***/***/NA out of 848/669/NA world stock funds; International Equity Fund ****/***/**, International Growth Fund ***/***/**, and International Leaders Fund *****/NA/NA out of 312/260/182 foreign large growth funds; International Small Cap Growth Fund ***/***/*** out of 107/97/55 foreign small/mid growth funds; Emerging Markets Leaders Fund ***/***/NA, Emerging Markets Growth Fund ***/***/**, and Emerging Markets Small Cap Growth *****/*****/NA out of 606/425/173 diversified emerging markets funds; Bond Fund ****/****/NA out of 869/759/NA intermediate-term bond funds; Income Fund ****/****/*** out of 445/357/252 short-term bond funds; Low Duration Fund ****/***/NA out of 128/91/NA ultrashort bond funds; and Macro Allocation Fund **/****/NA out of 239/141/NA multialternative funds.

Please carefully consider the Funds’ investment objectives, risks, charges, and expenses before investing. This and other information is contained in the Funds’ prospectus, which you may obtain by calling 1-800-742-7272. Read it carefully before you invest or send money.

December 31, 2016	William Blair Funds	5

U.S. Growth Market Review and Outlook

The strength of U.S. equity market returns in 2016 masked some sharp but short-lived downdrafts during the year. This dynamic resulted in a style environment where both more defensive and more cyclical areas of the market exhibited leadership at different times over the course of the year.

In the first six weeks of 2016, the market declined precipitously, driven by concern that the U.S. could be headed into a recession given weakness in the manufacturing segment of the economy, falling oil prices and persistent headwinds from global economic growth challenges. In this environment, equity investors gravitated toward the perceived safety of high dividend yielding stocks (a dominant factor in the performance of larger cap indices during this period) and away from more speculative areas of the market such as biotechnology (a dominant factor in the performance of smaller-cap indices during this period). The mid-February market reversal, wherein leadership shifted to more cyclical companies, was spurred by further easing of monetary policy by foreign central banks and improving macroeconomic data points globally. From that point forward, with only a brief pause following the results of the Brexit vote, generally positive U.S. economic data carried the market higher.

While fourth quarter returns were positive overall, the market softened somewhat in October, likely due to anxiety ahead of the U.S. presidential election as a solid third quarter earnings season indicated health among U.S. corporations. The surprise election of Donald Trump, whose proposed policies of lower taxes, increased fiscal spending and looser regulations are generally perceived as reflationary and pro-U.S. growth, provided a tailwind for more economically sensitive areas of the market. At the same time, U.S. economic data surpassed expectations. U.S. retail sales, housing starts, unemployment claims and wages were all among positively trending data points. Accordingly, 10 year Treasury yields moved higher as investor confidence rose. With a backdrop of continued low unemployment, rising wages and inflation moving higher, the Federal Reserve, in what had become a widely anticipated move, raised the federal funds rate by 25 basis points in December.

The new administration will take office with the U.S. economy moving into the latter half of its eighth year of expansion and the Fed poised to enact further interest rate increases. In terms of Republican initiatives, lower regulatory burden, higher fiscal spending and lower taxes are generally considered to be favorable for economic growth. However, it remains to be seen how quickly the new administration’s proposed policies can be implemented. While more restrictive monetary policy in the U.S. could hinder economic growth, the Fed has thus far exhibited a cautious pace of rate increases relative to a more normalized cycle and global central bank policies remain stimulative. Conversely, Trump’s proposed policies reinforce already rising inflation, increasing the potential that the Fed could move too slowly in raising rates. Additional risks in the U.S. include potential geo-political missteps and trade ramifications from protectionist policies.

Absolute valuations moved up with the market during the year. For instance, the S&P 500 Index forward price-to-earnings multiple expand from 16.2 to 17.5 times earnings over the course of 2016. However, as of December 31, 2016, growth style indices were trading at only modest premiums to historical median levels. At the same time, relative to value indices, growth style indices were trading considerably below historical median premiums. Given this backdrop, our general view is that opportunity remains for U.S. growth equities. Further, the prospect of lower corporate taxes, repatriation of overseas cash, reduced regulations, and fiscal stimulus could lead to positive earnings revisions. Conversely, potentially offsetting factors include continued strength in the U.S. dollar and wage inflation.

As always, we believe broad investor focus on near-term events creates opportunities for investors such as ourselves who analyze companies over a long-term time horizon in an effort to achieve excess returns. We remain focused on identifying companies with durable growth drivers, independent of policy outcomes, whose stocks present compelling risk/reward opportunities.

6	Annual Report	December 31, 2016

U.S. Value Market Review and Outlook

The domestic equity markets delivered positive returns in 2016, though there was a significant dispersion of returns between growth and value style indices. Following several years of outperformance by growth stock indices, value indices considerably outperformed during the year.

Investors experienced one of the worst starts to a new year on record for the domestic equity markets as investor sentiment during the first six weeks of 2016 seemed hysterically negative and recessionary fears ran rampant. Concerns over slowing U.S. and global growth, further weakening of commodities, strengthening of the U.S. dollar, and renewed fears of a slowdown in China pushed most equity markets into correction territory. The mid-February reversal was spurred by better domestic economic data helping to alleviate investor angst of an impending recession. Also, dovish comments by the Federal Reserve helped spark a risk-on rally from mid-February through the end of the third quarter, with a slight pause following the results of the Brexit vote. This rally was led by smaller, lower quality, and less expensive stocks.

The hard-charging domestic equity markets paused briefly in October after posting robust returns since the mid-February lows as U.S. economic expansion continued to progress, albeit at a slow and uneven pace. Similar to what transpired at the end of the second quarter following the surprising Brexit vote, market volatility spiked in early November heading into the U.S. presidential election. Better economic data and generally perceived reflationary and pro-growth policy initiatives, including increased fiscal spending, tax reform, and deregulation, helped push volatility back to near-historic lows and ultimately ignited a post-election rally that propelled the equity markets higher in the fourth quarter. The post-election rally was primarily driven by smaller cap stocks that are expected to be beneficiaries of the pro-growth initiatives of the newly elected president. The decision by OPEC ministers to cut oil production more than anticipated helped drive oil prices higher, further fueling the strong market returns during the fourth quarter.

With all of the post-election rhetoric focused on the protectionist, pro-growth initiatives of President-elect Trump and an improved U.S. economic outlook, domestic interest rates rose along with the U.S. dollar. With the backdrop of continued low unemployment, rising wages, and inflation appearing to perk up, the Federal Reserve raised the federal funds rate by 25 basis points in December.

The improvement in domestic economic data continues to support the view that U.S. economic expansion is progressing. With Donald Trump taking office early in 2017, the prospects for lower taxes, repatriation of overseas cash, increased fiscal spending, deregulation, and higher interest rates could lead to positive earnings revisions, further extending this market cycle. Some potential offsetting factors to these policy initiatives include continued strength of the U.S. dollar and wage inflation. Investor optimism is high for Trump’s pro-growth initiatives; however, there is the possibility for investor disappointment resulting from the gap between what is anticipated and actual policy results, which could lead to increased market volatility. Volatility continues to be at or near historic lows and we continue to anticipate higher volatility going forward given the uncertainty created by Brexit, concerns over a slowdown in China, policies and priorities of the newly elected U.S. president, and geopolitical tensions. There is a strong correlation between volatility and the performance of high quality companies, and higher volatility should benefit our strategy given our higher quality bias within the Funds.

While the Federal Reserve was able to squeeze in only one interest rate increase late in the year, we continue to believe that the Fed will be prudent with future rate increases and that the trajectory of interest rates will be lower than they would during a more normalized cycle. The beneficiaries of the universally accommodative monetary policy and ample liquidity during the current bull market have been the more highly leveraged companies. However, if interest rates rise faster than expected and lending standards continue to tighten, companies with conservative balance sheets and sufficient cash cushions, or those generating ample free cash flow should fare better than companies reliant on the capital markets to grow. This could provide a tailwind for our strategy as these higher quality companies with better balance sheets and solid cash flows should outperform under this scenario.

While we are cognizant of these macroeconomic variables, we are persistently seeking to identify attractive risk reward opportunities based on individual company fundamentals. From our bottom up perspective, we remain constructive on corporate earnings, albeit against a backdrop of lower revenue growth and increasing margin pressure from higher wages. As always, our focus remains on identifying quality companies at discount prices and corporate transformation opportunities, and we continue to find good ideas across all sectors. Given our investment approach, we believe the Funds are well-suited to withstand a variety of market scenarios and add value over the long-term.

December 31, 2016	William Blair Funds	7

Growth Fund

The Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

David C. Fording John F. Jostrand

The William Blair Growth Fund (Class N shares) posted a 0.98% decrease, net of fees, for the twelve months ended December 31, 2016. By comparison, the Fund’s benchmark index, the Russell 3000® Growth Index (the “Index”), increased 7.39%.

Underperformance for 2016 versus the Index was due to a combination of style and stock-specific factors. From a style perspective, there were headwinds early in the year when investor preference for high dividend-yielding stocks dominated the market. While the preference for dividend yield was most pronounced at the beginning of the year, relative performance of high dividend-yielding stocks did not subside for the remainder of 2016 and high dividend-yielding stocks materially outperformed low dividend-yielding stocks in 2016. More economically-sensitive areas of the market also outperformed for the year, particularly in the third quarter and following the U.S. presidential election. The Fund tends to be significantly underweight high dividend- yielding and more economically-sensitive companies, preferring sustainable growth companies with substantial reinvestment opportunities that enable superior, durable long-term growth. From a stock-specific perspective, the largest detractor from the Fund’s relative performance was healthcare technology solutions provider Cerner after the company reported financial results below consensus expectations late in the year amid lower IT spending by hospitals, the company’s primary customers. Grocery retailer Kroger was a top detractor from relative performance for the year. The company experienced deflationary pressures on items such as milk, eggs and meat which negatively affected company earnings for much of 2016. However, fears of further deflation eased following the U.S. presidential election, and the stock was able to recover. Other top detractors from the Fund’s relative performance were Red Hat (Information Technology), BorgWarner (Consumer Discretionary) and Mead Johnson Nutrition (Consumer Staples). Top contributors for the year were rail operator Union Pacific and semiconductor manufacturer Texas Instruments. Union Pacific outperformed the Index mostly in the second half of 2016 due to improving trends in its underlying business. The stock performed particularly well following the election as investors gravitated to companies that would benefit the most from an improvement in the U.S. economy. Other top contributors to relative performance were Akamai Technologies (Information Technology), Vantiv (Information Technology) and NeuStar (Information Technology).

Please refer to the U.S. Growth Market Review and Outlook relating to the Fund on page 6.

8	Annual Report	December 31, 2016

Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2016
	1 Year	3 Year	5 Year	10 Year

Class N	(0.98)%	3.59%	11.66%	6.65%
Class I	(0.69)	3.93	12.02	7.01
Russell 3000® Growth Index	7.39	8.27	14.44	8.28
S&P 500® Index	11.96	8.87	14.66	6.95

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair Investment Management, LLC and William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 3000® Growth Index consists of large, medium, and small capitalization companies with above average price-to-book ratios and forecasted growth rates. The index is weighted by market capitalization and large/medium/small companies make up approximately 80%/15%/5% of the index.

The S&P 500® Index indicates broad larger capitalization equity market performance.

This report identifies the Fund’s investments on December 31, 2016. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2016	William Blair Funds	9

Growth Fund

Portfolio of Investments, December 31, 2016 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks
	Information Technology—35.1%
*	Adobe Systems, Inc.	81,300	$8,370
*	Akamai Technologies, Inc.	174,487	11,635
*	Alphabet, Inc. Class “A”	51,680	40,954
	Booz Allen Hamilton Holding Corporation	129,522	4,672
*	CoStar Group, Inc.	28,357	5,345
	CSRA, Inc.	275,807	8,782
*	Facebook, Inc.	155,700	17,913
*	Guidewire Software, Inc.	78,800	3,887
	j2 Global, Inc.	89,300	7,305
	Mastercard, Inc.	198,600	20,505
	Microsoft Corporation	563,600	35,022
*	Red Hat, Inc.	186,706	13,013
	Texas Instruments, Inc.	197,200	14,390
*	Vantiv, Inc.	188,039	11,211
			203,004
	Health Care—17.8%
*	Align Technology, Inc.	39,900	3,836
*	Allergan plc†	35,700	7,497
*	Biogen, Inc.	39,800	11,286
*	BioMarin Pharmaceutical, Inc.	57,600	4,772
	Bristol-Myers Squibb Co.	260,100	15,200
*	Cerner Corporation	261,800	12,401
	Danaher Corporation	152,900	11,902
*	Edwards Lifesciences Corporation	75,553	7,079
*	Mednax, Inc.	157,830	10,521
	Shire plc—ADR	34,000	5,793
	Zoetis, Inc.	233,600	12,505
			102,792
	Consumer Discretionary—16.2%
*	Amazon.com, Inc.	32,100	24,071
	Dollar General Corporation	184,200	13,644
	Hanesbrands, Inc.	268,079	5,782
	Lowe’s Cos., Inc.	248,700	17,688
	Newell Brands, Inc.	198,600	8,867
	Starbucks Corporation	215,200	11,948
*	Steven Madden, Ltd.	80,901	2,892
	Vail Resorts, Inc.	13,695	2,209
	VF Corporation	122,100	6,514
			93,615
	Industrials—11.1%
	BWX Technologies, Inc.	116,500	4,625
	Fastenal Co.	185,800	8,729
	Raytheon Co.	72,400	10,281
	The Dun & Bradstreet Corporation	76,200	9,244
	TransDigm Group, Inc.	35,580	8,858
	Union Pacific Corporation	146,400	15,179
*	Verisk Analytics, Inc.	90,020	7,307
			64,223
	Issuer	Shares or Principal Amount	Value

	Common Stocks—(continued)
	Consumer Staples—9.2%
	Costco Wholesale Corporation	102,800	$16,460
*	Herbalife, Ltd.†	69,200	3,331
	Mead Johnson Nutrition Co.	139,300	9,857
*	Sprouts Farmers Market, Inc.	192,600	3,644
	The Kroger Co.	425,300	14,677
	Tyson Foods, Inc.	85,300	5,261
			53,230
	Financials—7.2%
*	Affiliated Managers Group, Inc.	31,200	4,533
	Intercontinental Exchange, Inc.	318,900	17,992
*	Signature Bank	47,600	7,150
	Willis Towers Watson plc†	94,800	11,592
			41,267
	Energy—1.5%
	Schlumberger, Ltd.†	104,600	8,781
	Materials—1.4%
	PPG Industries, Inc.	82,828	7,849
	Total Common Stocks—99.5% (cost $475,512)		574,761

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.030% dated 12/30/16, due 1/3/17, repurchase price $4,823, collateralized by U.S. Treasury Bond, 3.375%, due 5/15/44	$4,823	4,823
	Total Repurchase Agreement—0.8% (cost $4,823)		4,823
	Total Investments—100.3% (cost $480,335)		579,584
	Liabilities, plus cash and other assets—(0.3)%		(1,778)
	Net assets—100.0%		$577,806

ADR = American Depository Receipt

* = Non-income producing securities

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

10	Annual Report	December 31, 2016

Large Cap Growth Fund

The Large Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

James S. Golan David P. Ricci	The William Blair Large Cap Growth Fund (Class N shares) posted a 1.97% increase, net of fees, for the twelve months ended December 31, 2016. By comparison, the Fund’s benchmark index, the Russell 1000® Growth Index (the “Index”), increased 7.08%.

Underperformance for 2016 versus the Index was primarily due to style headwinds. Headwinds were most pronounced early in the year when investor preference for high dividend-yielding stocks dominated the market. While this preference was concentrated mainly in January and February, relative performance of high dividend-yielding stocks did not subside for the remainder of 2016 and high dividend-yielding stocks materially outperformed low dividend-yielding stocks in 2016. Cheaper and more cyclical areas of the market also outperformed for the year, particularly following the U.S. presidential election. The Fund tends to be significantly underweight high dividend-yielding, low valuation and low growth companies, preferring companies with substantial reinvestment opportunities that enable superior, durable long-term growth. From a stock-specific perspective, the largest detractor from the Fund’s relative performance was grocery retailer Kroger. The company experienced deflationary pressures on items such as milk, eggs and meat which negatively affected company earnings for much of 2016. However, as stated above, fears of further deflation eased following the U.S. presidential election, and the stock was able to recover. Healthcare technology solutions provider Cerner was also a top detractor from the Fund’s relative performance for the year after reporting financial results below consensus expectations late in the year amid lower IT spending by hospitals, the company’s primary customers. Other top detractors were Apple (Information Technology), Red Hat (Information Technology) and Chipotle Mexican Grill (Consumer Discretionary). Top contributors to the Fund’s performance were rail operator Union Pacific and semiconductor manufacturer Texas Instruments. Union Pacific outperformed the Index mostly in the second half of 2016 due to improving trends in its underlying business. The stock performed particularly well following the election as investors gravitated to companies that would benefit the most from an improvement in the U.S. economy. Texas Instruments outperformed the Index for the year after several consecutive quarters in which it reported earnings that beat consensus expectations, primarily driven by continued improvement in operating margins. The Fund’s positions in IDEXX Laboratories and UnitedHealth Group were the primary drivers of positive stock selection effect in the Heath Care sector, and the Fund’s position in Schlumberger (Energy) was also a top contributor to the Fund’s performance.

Please refer to the U.S. Growth Market Review and Outlook relating to the Fund on page 6.

December 31, 2016	William Blair Funds	11

Large Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2016
	1 Year	3 Year	5 Year	10 Year
Class N	1.97%	7.65%	14.44%	6.98%
Class I	2.22	7.92	14.75	7.23
Russell 1000® Growth Index	7.08	8.55	14.50	8.33

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair Investment Management, LLC and William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 1000® Growth Index consists of large capitalization companies with above average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on December 31, 2016. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

12	Annual Report	December 31, 2016

Large Cap Growth Fund

Portfolio of Investments, December 31, 2016 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Information Technology—32.5%
	Accenture plc†	21,770	$2,550
*	Adobe Systems, Inc.	34,320	3,533
*	Alphabet, Inc. Class “A”	6,940	5,500
*	Alphabet, Inc. Class “C”	4,466	3,447
*	Facebook, Inc.	38,560	4,436
	Mastercard, Inc.	48,710	5,029
	Microsoft Corporation	123,330	7,664
*	Red Hat, Inc.	44,780	3,121
	Texas Instruments, Inc.	61,430	4,483
			39,763
	Health Care—19.0%
*	Biogen, Inc.	14,100	3,998
	Bristol-Myers Squibb Co.	54,270	3,172
*	Cerner Corporation	49,200	2,331
	Danaher Corporation	32,850	2,557
*	IDEXX Laboratories, Inc.	11,521	1,351
	UnitedHealth Group, Inc.	33,860	5,419
	Zoetis, Inc.	83,390	4,464
			23,292
	Consumer Discretionary—17.9%
*	Amazon.com, Inc.	8,550	6,411
*	Chipotle Mexican Grill, Inc.	5,500	2,075
*	O’Reilly Automotive, Inc.	12,560	3,497
	Starbucks Corporation	81,470	4,523
	The Home Depot, Inc.	40,390	5,416
			21,922
	Industrials—10.9%
	Fortive Corporation	36,250	1,944
	TransDigm Group, Inc.	11,780	2,933
	Union Pacific Corporation	56,260	5,833
*	Verisk Analytics, Inc.	31,860	2,586
			13,296
	Consumer Staples—9.6%
	Mead Johnson Nutrition Co.	42,060	2,976
*	Monster Beverage Corporation	50,750	2,250
	The Estee Lauder Cos., Inc.	19,850	1,518
	The Kroger Co.	144,000	4,970
			11,714
	Financials—3.6%
*	Affiliated Managers Group, Inc.	17,860	2,595
	Intercontinental Exchange, Inc.	31,120	1,756
			4,351
	Telecommunication Services—2.1%
*	SBA Communications Corporation	24,530	2,533
	Materials—1.8%
	PPG Industries, Inc.	23,380	2,215
Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)

Energy—1.5%
Schlumberger, Ltd.†	22,560	$1,894
Total Common Stocks—98.9% (cost $106,780)		120,980

Repurchase Agreement
Fixed Income Clearing Corporation, 0.030% dated 12/30/16, due 1/3/17, repurchase price $1,176, collateralized by U.S. Treasury Bond, 3.375%, due 5/15/44	$1,176	1,176
Total Repurchase Agreement—1.0% (cost $1,176)		1,176
Total Investments—99.9% (cost $107,956)		122,156
Cash and other assets, less liabilities—0.1%		179
Net assets—100.0%		$122,335

† = U.S. listed foreign security

* = Non-income producing securities

See accompanying Notes to Financial Statements.

December 31, 2016	William Blair Funds	13

Mid Cap Growth Fund

The Mid Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Daniel Crowe Robert C. Lanphier, IV David P. Ricci

The William Blair Mid Cap Growth Fund (Class N shares) posted a 0.23% increase, net of fees, for the twelve months ended December 31, 2016. By comparison, the Fund’s benchmark index, the Russell Midcap® Growth Index (the “Index”), increased 7.33%.

Underperformance for 2016 versus the Index was due to a combination of style and stock-specific factors. From a style perspective, there were headwinds early in the year when investor preference for high dividend-yielding stocks dominated the market. While the preference for dividend yield was most pronounced at the beginning of the year, relative performance of high dividend-yielding stocks did not subside for the remainder of 2016 and high dividend-yielding stocks materially outperformed low dividend-yielding stocks in 2016. More economically-sensitive areas of the market also outperformed for the year, particularly in the third quarter and following the U.S. presidential election. The Fund tends to be significantly underweight high dividend yielding and more economically-sensitive companies, preferring sustainable growth companies with substantial reinvestment opportunities that enable superior, durable long-term growth. From a stock-specific perspective, the largest detractor from the Fund’s relative performance was apparel company Hanesbrands. The stock underperformed the Index for the year as issues related to inventory restocking and soft organic growth were exacerbated by concerns late in the year regarding risks related to international manufacturing. Drugmaker Perrigo was also a top detractor for the year. CEO turnover and weakness in its European consumer healthcare business were the primary causes for the stock lagging in 2016. Other top detractors from relative performance were Cerner (Health Care), Mead Johnson Nutrition (Consumer Staples) and Red Hat (Information Technology). Top contributors to relative performance for the year were trucking company Old Dominion Freight Line and aggregates producer Vulcan Materials. Old Dominion Freight Line outperformed the Index mainly due to better-than-expected earnings in the latter half of the year. Also, the stock outperformed the index as investors gravitated towards more economically-sensitive stocks. Vulcan Materials outperformed the Index after reporting strong volumes and pricing mid-year and amid investor optimism late in 2016 that infrastructure spending in the U.S will likely rise in the short to intermediate term. Other top contributors to the Fund’s relative performance were Akamai Technologies (Information Technology), Vantiv (Information Technology) and Align Technology (Health Care).

Please refer to the U.S. Growth Market Review and Outlook relating to the Fund on page 6.

14	Annual Report	December 31, 2016

Mid Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2016
	1 Year	3 Year	5 Year	10 Year
Class N	0.23%	2.46%	8.97%	7.02%
Class I	0.48	2.72	9.25	7.30
Russell Midcap® Growth Index	7.33	6.23	13.51	7.83

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in medium capitalization companies involves special risks, including higher volatility and lower liquidity. Medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair Investment Management, LLC and William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell Midcap® Growth Index is an index that is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market.

This report identifies the Fund’s investments on December 31, 2016. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term secuities.

December 31, 2016	William Blair Funds	15

Mid Cap Growth Fund

Portfolio of Investments, December 31, 2016 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Information Technology—25.0%
*	Akamai Technologies, Inc.	53,979	$3,599
*	Arista Networks, Inc.	10,700	1,035
	Booz Allen Hamilton Holding Corporation	69,300	2,500
*	Check Point Software Technologies, Ltd.†	29,900	2,525
*	CoStar Group, Inc.	21,092	3,976
	CSRA, Inc.	109,400	3,483
*	Genpact, Ltd.†	99,952	2,433
*	Guidewire Software, Inc.	43,020	2,122
*	IPG Photonics Corporation	12,200	1,204
	MAXIMUS, Inc.	42,211	2,355
*	Red Hat, Inc.	64,430	4,491
*	Vantiv, Inc.	70,824	4,223
			33,946
	Consumer Discretionary—20.1%
	BorgWarner, Inc.	43,743	1,725
	Dollar General Corporation	29,865	2,212
	Hanesbrands, Inc.	137,500	2,966
	Newell Brands, Inc.	83,200	3,715
*	O’Reilly Automotive, Inc.	12,684	3,531
*	Panera Bread Co.	6,382	1,309
	Ross Stores, Inc.	59,500	3,903
	Six Flags Entertainment Corporation	55,380	3,321
	Tractor Supply Co.	48,900	3,707
	Vail Resorts, Inc.	5,411	873
			27,262
	Health Care—17.1%
*	ABIOMED, Inc.	9,700	1,093
*	Align Technology, Inc.	14,680	1,411
*	BioMarin Pharmaceutical, Inc.	25,531	2,115
*	Centene Corporation	50,700	2,865
*	Cerner Corporation	35,300	1,672
	DENTSPLY SIRONA, Inc.	25,559	1,475
	HealthSouth Corporation	34,000	1,402
*	Mednax, Inc.	51,760	3,450
*	Mettler-Toledo International, Inc.	4,775	1,999
	Perrigo Co. plc†	14,500	1,207
*	Veeva Systems, Inc.	32,500	1,323
	Zoetis, Inc.	58,300	3,121
			23,133
	Industrials—14.7%
*	Copart, Inc.	62,700	3,474
	Equifax, Inc.	10,400	1,230
*	Old Dominion Freight Line, Inc.	34,686	2,976
	The Dun & Bradstreet Corporation	13,800	1,674
*	The Middleby Corporation	17,470	2,250
	TransDigm Group, Inc.	9,175	2,284
*	Verisk Analytics, Inc.	46,280	3,757
	Wabtec Corporation	27,500	2,283
			19,928
	Issuer	Shares or Principal Amount	Value

	Common Stocks—(continued)

	Financials—8.6%
*	Affiliated Managers Group, Inc.	8,955	$1,301
	East West Bancorp, Inc.	26,900	1,367
	Intercontinental Exchange, Inc.	26,875	1,516
	Nasdaq, Inc.	25,500	1,712
*	Signature Bank	26,456	3,974
	Willis Towers Watson plc†	14,190	1,735
			11,605
	Materials—5.7%
*	Axalta Coating Systems, Ltd.†	59,500	1,619
	Ball Corporation	47,200	3,543
	Vulcan Materials Co.	20,800	2,603
			7,765
	Consumer Staples—4.9%
*	Herbalife, Ltd.†	17,700	852
	Mead Johnson Nutrition Co.	38,200	2,703
	Tyson Foods, Inc.	49,900	3,078
			6,633
	Telecommunication Services—1.8%
*	SBA Communications Corporation	23,850	2,463
	Energy—0.9%
*	Concho Resources, Inc.	9,520	1,262
	Total Common Stocks—98.8% (cost $118,887)		133,997

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.030% dated 12/30/16, due 1/3/17, repurchase price $352, collateralized by U.S. Treasury Bond, 3.375%, due 5/15/44	$352	352
	Total Repurchase Agreement—0.2% (cost $352)		352
	Total Investments—99.0% (cost $119,239)		134,349
	Cash and other assets, less liabilities—1.0%		1,309
	Net assets—100.0%		$135,658

* = Non-income producing securities

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

16	Annual Report	December 31, 2016

Mid Cap Value Fund

The Mid Cap Value Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Chad M. Kilmer Mark T. Leslie David S. Mitchell

The William Blair Mid Cap Value Fund (Class N shares) posted a 14.49% increase, net of fees, for the twelve months ended December 31, 2016. By comparison, the Fund’s benchmark index, the Russell Midcap® Value Index (the “Index”), increased 20.00%.

The Fund’s underperformance relative to the Index was driven by a combination of style factors and stock selection. The risk-on rally that began in mid-February continued on through the end of the year, led by smaller cap stocks and companies with slower growth. As such, our relative value style, which typically has a higher growth profile than the Index and an underweight to deep value stocks, was a headwind for the Fund. In addition, the worst performing stocks over the twelve months heading into the back half of 2016 rallied and the Fund’s lack of exposure to this segment was a headwind. At the sector level, Consumer Discretionary was the most significant detractor from the Fund’s relative performance due to stock selection within Specialized Consumer Services, Homebuilding, and Housewares & Specialties. Within the Real Estate sector, stock selection in Real Estate Services and Retail REITs contributed to the Fund’s underperformance. In general, REITs underperformed the rest of the market for the year due to the move up in interest rates during the back half of the year. The Industrials sector also detracted from the Fund’s relative performance during the year, mainly driven by the Fund’s lack of exposure to Airline stocks, which benefitted from better economic data and travel estimates given the pickup in business confidence. Broadly speaking, our higher quality bias and lack of exposure to the more cyclically exposed companies contributed to the Fund’s relative underperformance within Industrials as well. Financials was the most significant sector contributor to the Fund’s relative performance for the year due to stock selection within Property & Casualty Insurance. The Fund’s lack of exposure to Biotech and Pharmaceutical stocks contributed to the Fund’s outperformance within the Health Care sector during the period. With our focus on free cash flow and return on invested capital, most companies in these industries fail to meet our criteria. Looking specifically at stock selection, the Fund’s largest detractors from relative performance were Jones Lang LaSalle (Real Estate), Kroger (Consumer Staples), and H&R Block (Consumer Discretionary). Offsetting these detractors were our investments in Steel Dynamics (Materials), Patterson-UTI Energy (Energy), and Belden (Information Technology), which contributed to the Fund’s relative performance.

Please refer to the U.S. Value Market Review and Outlook relating to the Fund on page 7.

December 31, 2016	William Blair Funds	17

Mid Cap Value Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2016
	1 Year	3 Year	5 Year	Since Inception(a)
Class N	14.49%	7.49%	13.14%	10.96%
Class I	14.75	7.78	13.43	11.24
Russell Midcap® Value Index	20.00	9.45	15.70	12.48

(a)	For the period from May 3, 2010 (Commencement of Operations) to December 31, 2016.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in medium capitalization companies involves special risks, including higher volatility and lower liquidity. Medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair Investment Management, LLC and William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell Midcap® Value Index consists of mid-capitalization companies with below average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on December 31, 2016. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

18	Annual Report	December 31, 2016

Mid Cap Value Fund

Portfolio of Investments, December 31, 2016 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Financials—20.9%
	Allied World Assurance Co. Holdings, Ltd.†	813	$44
	Ameriprise Financial, Inc.	231	26
*	Arch Capital Group, Ltd.†	458	39
	Assured Guaranty, Ltd.†	920	35
*	E*TRADE Financial Corporation	1,149	40
	East West Bancorp, Inc.	1,037	53
	FNF Group	798	27
	Hanover Insurance Group, Inc.	438	40
	Hartford Financial Services Group, Inc.	885	42
	Northern Trust Corporation	609	54
	PacWest Bancorp	853	46
	Principal Financial Group, Inc.	684	40
*	Signature Bank	162	24
	SunTrust Banks, Inc.	695	38
*	SVB Financial Group	231	40
	Zions Bancorporation	988	42
			630
	Real Estate—13.6%
	American Campus Communities, Inc.	920	46
	Boston Properties, Inc.	208	26
	DDR Corporation	1,942	30
	Douglas Emmett, Inc.	585	21
*	Equity Commonwealth	699	21
	Equity Residential	436	28
	Essex Property Trust, Inc.	184	43
	General Growth Properties, Inc.	1,393	35
	National Retail Properties, Inc.	664	29
	Pebblebrook Hotel Trust	477	14
	Prologis, Inc.	642	34
	SL Green Realty Corporation	202	22
	Taubman Centers, Inc.	371	27
	Ventas, Inc.	514	32
			408
	Industrials—11.8%
	Carlisle Cos., Inc.	307	34
	Fortune Brands Home & Security, Inc.	550	29
	Hubbell, Inc.	270	32
	Ingersoll-Rand plc†	498	37
	Johnson Controls International plc†	1,122	46
	Kansas City Southern	447	38
	Manpowergroup, Inc.	250	22
	Parker Hannifin Corporation	327	46
*	United Continental Holdings, Inc.	508	37
	Wabtec Corporation	407	34
			355
	Energy—10.5%
	Baker Hughes, Inc.	720	47
	Cimarex Energy Co.	254	34
*	Gulfport Energy Corporation	1,160	25
	Hess Corporation	644	40
	Noble Energy, Inc.	1,091	41

	Issuer	Shares	Value

	Common Stocks—(continued)

	Energy—(continued)
	Patterson-UTI Energy, Inc.	1,174	$32
	Pioneer Natural Resources Co.	243	44
	Range Resources Corporation	681	23
*	Rice Energy, Inc.	930	20
*	Whiting Petroleum Corporation	813	10
			316
	Utilities—9.9%
	American Water Works Co., Inc.	545	39
	Atmos Energy Corporation	517	38
	CMS Energy Corporation	939	39
	Eversource Energy	817	45
	Pinnacle West Capital Corporation	523	41
	WEC Energy Group, Inc.	819	48
	Xcel Energy, Inc.	1,167	48
			298
	Information Technology—8.6%
*	Akamai Technologies, Inc.	565	38
	Belden, Inc.	540	40
*	Cadence Design Systems, Inc.	1,753	44
*	CommScope Holding Co., Inc.	898	34
*	Genpact, Ltd.†	792	19
	Juniper Networks, Inc.	915	26
*	NXP Semiconductors N.V.†	210	21
	TE Connectivity, Ltd.†	536	37
			259
	Consumer Discretionary—8.4%
	Darden Restaurants, Inc.	517	37
	Dick’s Sporting Goods, Inc.	616	33
	Leggett & Platt, Inc.	737	36
*	MGM Resorts International	1,233	35
	Newell Brands, Inc.	849	38
	Vail Resorts, Inc.	258	42
	VF Corporation	594	32
			253
	Materials—6.6%
	Carpenter Technology Corporation	1,069	39
	Eastman Chemical Co.	623	47
	FMC Corporation	783	44
	Steel Dynamics, Inc.	1,916	68
			198
	Health Care—5.6%
	CIGNA Corporation	173	23
*	Hologic, Inc.	875	35
*	Mednax, Inc.	493	33
*	Mettler-Toledo International, Inc.	101	43
	Zimmer Biomet Holdings, Inc.	351	36
			170
	Consumer Staples—4.0%
	Conagra Brands, Inc.	758	30
	Ingredion, Inc.	336	42
*	Lamb Weston Holdings, Inc.	252	10
	The Kroger Co.	1,103	38
			120

See accompanying Notes to Financial Statements.

December 31, 2016	William Blair Funds	19

Mid Cap Value Fund

Portfolio of Investments, December 31, 2016 (all dollar amounts in thousands)

Issuer	Value

Total Common Stocks—99.9% (cost $2,385)	$3,007
Total Investments—99.9% (cost $2,385)	3,007
Cash and other assets, less liabilities—0.1%	2
Net assets—100.0%	$3,009

† = U.S. listed foreign security

* = Non-income producing securities

See accompanying Notes to Financial Statements.

20	Annual Report	December 31, 2016

Small-Mid Cap Growth Fund

The Small-Mid Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Karl W. Brewer Daniel Crowe Robert C. Lanphier, IV

The William Blair Small-Mid Cap Growth Fund (Class N shares) posted a 6.45% increase, net of fees, for the twelve months ended December 31, 2016. By comparison, the Fund’s benchmark index, the Russell 2500TM Growth Index (the “Index”), increased 9.73%.

Underperformance for 2016 versus the Index was mostly due to individual stock dynamics as style factors were largely offsetting. From a style perspective, the Fund’s typical larger market cap profile relative to the Index was a headwind to performance as the smaller end of the Fund’s capitalization range outperformed. Further, more economically-sensitive areas of the market outperformed for the year. This dynamic was a headwind to the Fund’s investment style as the Fund’s emphasis on companies with durable growth drivers typically results in a portfolio with less cyclicality than the Index. The impact of these style headwinds was most pronounced in the third quarter, during which the Fund underperformed by more than it did for the year as a whole. Mostly offsetting the aforementioned headwinds was a benefit from the Fund’s typical underweight to Biotechnology and Pharmaceuticals, which underperformed in 2016 following several years of strong returns. From a stock-specific perspective, Information Technology was an area of weakness for the year, including the Fund’s positions in Guidewire Software and Cvent. Given the stock’s higher valuation multiple and several sources of near-term business uncertainty, Guidewire Software underperformed. Other notable detractors from relative performance included Jones Lang LaSalle (Real Estate), Centene (Health Care) and Tractor Supply Company (Consumer Discretionary). Shares of Jones Lang LaSalle declined as investors began to fear a peak in earnings associated with extended strength in the commercial real estate market. Conversely, stock selection within the Health Care sector contributed positively to the Fund’s relative returns. IDEXX Laboratories and Align Technology were among the top Health Care sector contributors. Shares of IDEXX Laboratories advanced following the company’s successful transition to a direct selling model and an acceleration in organic growth. Other strong performing holdings included Old Dominion Freight Line (Industrials), Nu Skin Enterprises (Consumer Staples) and Diamondback Energy (Energy). Old Dominion Freight Line outperformed the Index due to better-than-expected earnings in the latter half of the year and as investors gravitated towards more economically-sensitive stocks.

Please refer to the U.S. Growth Market Review and Outlook relating to the Fund on page 6.

December 31, 2016	William Blair Funds	21

Small-Mid Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2016

	1 Year	3 Year	5 Year	10 Year
Class N	6.45%	6.41%	13.85%	8.94%
Class I	6.72	6.68	14.12	9.22
Russell 2500TM Growth Index	9.73	5.45	13.88	8.24

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair Investment Management, LLC and William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2500TM Growth Index measures the performance of those Russell 2500 companies with above average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on December 31, 2016. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

22	Annual Report	December 31, 2016

Small-Mid Cap Growth Fund

Portfolio of Investments, December 31, 2016 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Information Technology—21.2%
*	2U, Inc.	494,745	$14,916
*	Akamai Technologies, Inc.	301,730	20,119
*	Arista Networks, Inc.	143,590	13,895
	Booz Allen Hamilton Holding Corporation	767,248	27,675
*	CoStar Group, Inc.	165,440	31,184
	CSRA, Inc.	680,540	21,668
*	Guidewire Software, Inc.	469,264	23,149
	j2 Global, Inc.	361,315	29,556
	MAXIMUS, Inc.	485,750	27,100
*	Pandora Media, Inc.	632,333	8,246
*	Take-Two Interactive Software, Inc.	321,990	15,871
*	Vantiv, Inc.	387,720	23,116
*	WNS Holdings, Ltd.—ADR	412,280	11,358
			267,853
	Health Care—18.6%
*	ABIOMED, Inc.	149,118	16,803
*	Akorn, Inc.	812,296	17,733
*	Align Technology, Inc.	137,883	13,255
*	Amedisys, Inc.	293,344	12,505
*	Cambrex Corporation	401,270	21,649
*	Centene Corporation	361,340	20,419
*	Exact Sciences Corporation	1,154,070	15,418
*	Glaukos Corporation	381,550	13,087
	HealthSouth Corporation	378,664	15,616
*	IDEXX Laboratories, Inc.	104,502	12,255
*	Ligand Pharmaceuticals, Inc.	236,229	24,003
*	Mettler-Toledo International, Inc.	62,930	26,340
*	Repligen Corporation	101,935	3,142
*	Veeva Systems, Inc.	540,600	22,002
			234,227
	Industrials—17.0%
	BWX Technologies, Inc.	566,930	22,507
*	Copart, Inc.	430,360	23,846
	HEICO Corporation	226,630	15,388
	Hexcel Corporation	357,650	18,398
*	Old Dominion Freight Line, Inc.	422,101	36,212
*	SiteOne Landscape Supply, Inc.	279,190	9,696
	The Dun & Bradstreet Corporation	112,670	13,669
*	The Middleby Corporation	167,662	21,597
	The Toro Co.	292,556	16,369
	TransDigm Group, Inc.	86,015	21,414
	Wabtec Corporation	188,140	15,619
			214,715
	Financials—12.2%
*	Affiliated Managers Group, Inc.	155,431	22,584
	Bank of the Ozarks, Inc.	470,750	24,757
	CBOE Holdings, Inc.	174,110	12,865
*	Encore Capital Group, Inc.	399,491	11,445
	FactSet Research Systems, Inc.	94,854	15,502
	FirstCash, Inc.	304,323	14,303
	Iberiabank Corporation	108,890	9,120
	OM Asset Management plc†	641,858	9,307
*	Signature Bank	178,370	26,791
	Virtu Financial, Inc.	420,212	6,702
			153,376
	Issuer	Shares/ Principal Amount	Value

	Common Stocks—(continued)

	Consumer Discretionary—11.8%
	Cable One, Inc.	12,230	$7,604
	DeVry Education Group, Inc.	503,570	15,711
*	IMAX Corporation†	513,643	16,129
	Six Flags Entertainment Corporation	564,246	33,832
	Tractor Supply Co.	447,690	33,939
*	Ulta Salon Cosmetics & Fragrance, Inc.	75,530	19,256
*	Universal Electronics, Inc.	238,486	15,394
	Vail Resorts, Inc.	45,993	7,419
			149,284
	Materials—5.4%
*	Axalta Coating Systems, Ltd.†	541,150	14,719
	Ball Corporation	244,030	18,319
	Celanese Corporation	239,850	18,886
	Martin Marietta Materials, Inc.	75,040	16,624
			68,548
	Consumer Staples—3.6%
*	Blue Buffalo Pet Products, Inc.	484,780	11,654
*	Herbalife, Ltd.†	210,230	10,121
	Nu Skin Enterprises, Inc.	133,234	6,366
	WD-40 Co.	145,520	17,011
			45,152
	Real Estate—2.8%
	Colliers International Group, Inc.†	221,794	8,151
	FirstService Corporation†	329,662	15,652
	Jones Lang LaSalle, Inc.	112,591	11,376
			35,179
	Energy—2.3%
*	Carrizo Oil & Gas, Inc.	254,360	9,500
*	Diamondback Energy, Inc.	194,790	19,686
			29,186
	Telecommunication Services—1.8%
*	SBA Communications Corporation	222,920	23,019
	Total Common Stocks—96.7% (cost $1,060,058)		1,220,539
	Repurchase Agreement

	Fixed Income Clearing Corporation, 0.030% dated 12/30/16, due 1/3/17, repurchase price $50,017, collateralized by U.S. Treasury Note, 2.750%, due 2/15/24	$50,017	50,017
	Total Repurchase Agreement—3.9% (cost $50,017)		50,017
	Total Investments—100.6% (cost $1,110,075)		1,270,556
	Liabilities, plus cash and other assets—(0.6)%		(7,979)
	Net assets—100.0%		$1,262,577

ADR = American Depository Receipt

* = Non-income producing securities

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

December 31, 2016	William Blair Funds	23

Small-Mid Cap Value Fund

The Small-Mid Cap Value Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Chad M. Kilmer Mark T. Leslie David S. Mitchell

The William Blair Small-Mid Cap Value Fund (Class N shares) posted a 20.69% increase, net of fees, for the twelve months ended December 31, 2016. By comparison, the Fund’s benchmark index, the Russell 2500™ Value Index (the “Index”), increased 25.20%.

The Fund’s underperformance relative to the Index was driven by a combination of style factors and stock selection. The risk-on rally that began in mid-February continued on through the end of the year, led by smaller cap, lower quality and higher beta stocks. As such, our relative value style, lower beta exposure, and underweight to the smallest market cap stocks in the universe, relative to the Index, were headwinds for the Fund. In addition, the worst performing stocks over the twelve months heading into the back half of 2016 rallied and the Fund’s lack of exposure to this segment was a headwind. At the sector level, Real Estate, specifically REITs, was the largest detractor from the Fund’s relative performance due to stock selection as REITs in general were pressured by the move up in interest rates during the back half of the year. Within REITs, an overweight to and stock selection within Retail REITs was the main driver of underperformance. While the Industrials sector represented a significant detractor from the Fund’s relative performance due to stock selection throughout most industries within the sector, our stock selection in the Aerospace & Defense industry was one of the largest contributors to relative performance in 2016. Broadly speaking, our higher quality bias and lack of exposure to the more cyclically exposed companies contributed to the Fund’s relative underperformance within Industrials as well. While the Fund’s cash position is a residual of our investment process, the robust market return for the year created a notable cash drag on relative performance. Information Technology was the most significant sector contributor to relative performance during the year due to strong stock selection within Semiconductors, where the Fund benefitted from the acquisition of portfolio holding Intersil earlier in the year. The Consumer Discretionary sector was another notable contributor to the Fund’s relative performance, mainly due to stock selection within Media and Hotels, Restaurants & Leisure. Looking specifically at stock selection, the Fund’s largest detractors from relative performance were Jones Lang LaSalle (Real Estate), Gulfport (Energy), and Integer (Health Care). Offsetting these detractors were investments in Inphi (Information Technology), Intersil (Information Technology), and Children’s Place (Consumer Discretionary), which contributed to the Fund’s relative performance.

Please refer to the U.S. Value Market Review and Outlook relating to the Fund on page 7.

24	Annual Report	December 31, 2016

Small-Mid Cap Value Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2016

	1 Year	3 Year	5 Year	Since Inception(a)
Class N	20.69%	6.96%	13.30%	14.16%
Class I	21.00	7.25	13.61	14.47
Russell 2500TM Value Index	25.20	8.22	15.04	15.82

(a)	For the period from December 15, 2011 (Commencement of Operations) to December 31, 2016.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair Investment Management, LLC and William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Russell 2500TM Value Index consists of mid-capitalization companies with below average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on December 31, 2016. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2016	William Blair Funds	25

Small-Mid Cap Value Fund

Portfolio of Investments, December 31, 2016 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Financials—28.0%
	Allied World Assurance Co. Holdings, Ltd.†	816	$44
*	Arch Capital Group, Ltd.†	530	46
	Assured Guaranty, Ltd.†	977	37
	Bank of the Ozarks, Inc.	836	44
	Banner Corporation	371	21
	Boston Private Financial Holdings, Inc.	902	15
	CNO Financial Group, Inc.	1,314	25
	CVB Financial Corporation	710	16
*	E*TRADE Financial Corporation	1,257	44
	East West Bancorp, Inc.	1,013	52
	First American Financial Corporation	769	28
	Glacier Bancorp, Inc.	1,050	38
	Hanover Insurance Group, Inc.	420	38
	Home BancShares, Inc.	1,011	28
	Iberiabank Corporation	410	34
	Mid-America Apartment Communities, Inc.	372	36
	PacWest Bancorp	832	45
	Prosperity Bancshares, Inc.	501	36
	Radian Group, Inc.	2,360	42
	Renasant Corporation	588	25
	Selective Insurance Group, Inc.	836	36
*	Signature Bank	182	27
*	SVB Financial Group	185	32
	Tanger Factory Outlet Centers, Inc.	935	33
	Umpqua Holdings Corporation	1,360	26
*	Western Alliance Bancorp	611	30
	WSFS Financial Corporation	880	41
	Zions Bancorporation	1,071	46
			965
	Industrials—12.1%
	Brady Corporation	681	26
	Carlisle Cos., Inc.	306	34
	CIRCOR International, Inc.	314	20
	Curtiss-Wright Corporation	265	26
	EMCOR Group, Inc.	509	36
	Fortune Brands Home & Security, Inc.	389	21
*	FTI Consulting, Inc.	572	26
	Hubbell, Inc.	225	26
	Interface, Inc.	1,681	31
*	Lydall, Inc.	379	23
	Manpowergroup, Inc.	286	25
	Matson, Inc.	594	21
	Simpson Manufacturing Co., Inc.	434	19
	Standex International Corporation	329	29
	Valmont Industries, Inc.	177	25
	Wabtec Corporation	348	29
			417
	Real Estate—11.1%
	Acadia Realty Trust	1,143	37
	American Assets Trust, Inc.	863	37
	American Campus Communities, Inc.	629	31
	Care Capital Properties, Inc.	819	21

	Issuer	Shares	Value

	Common Stocks—(continued)

	Real Estate—(continued)
	DDR Corporation	2,205	$34
	Douglas Emmett, Inc.	1,061	39
	Education Realty Trust, Inc.	628	27
*	EPR Properties	313	22
	Equity Commonwealth	804	24
	Highwoods Properties, Inc.	474	24
	National Retail Properties, Inc.	569	25
	Pebblebrook Hotel Trust	531	16
	Taubman Centers, Inc.	399	30
	Terreno Realty Corporation	633	18
			385
	Information Technology—10.6%
*	Acxiom Corporation	1,744	47
	ADTRAN, Inc.	851	19
	Belden, Inc.	520	39
	Booz Allen Hamilton Holding Corporation	1,007	36
*	Cadence Design Systems, Inc.	1,815	46
*	CommScope Holding Co., Inc.	756	28
	CSRA, Inc.	1,231	39
*	Genpact, Ltd.†	1,008	25
*	Inphi Corporation	980	44
	j2 Global, Inc.	532	43
			366
	Consumer Discretionary—9.8%
	American Eagle Outfitters, Inc.	1,059	16
*	Cavco Industries, Inc.	183	18
	Children’s Place, Inc.	344	35
	Churchill Downs, Inc.	158	24
	Columbia Sportswear Co.	294	17
	Dana, Inc.	1,336	25
	Darden Restaurants, Inc.	312	23
*	Dave & Buster’s Entertainment, Inc.	561	32
	Dick’s Sporting Goods, Inc.	380	20
	Ethan Allen Interiors, Inc.	472	17
*	Genesco, Inc.	282	17
	Leggett & Platt, Inc.	486	24
	Meredith Corporation	476	28
	Vail Resorts, Inc.	134	22
	Wolverine World Wide, Inc.	942	21
			339
	Energy—7.2%
*	Exterran Corporation	722	17
*	Gulfport Energy Corporation	1,375	30
*	Helix Energy Solutions Group, Inc.	1,948	17
*	Parsley Energy, Inc.	1,357	48
	Patterson-UTI Energy, Inc.	717	19
*	PDC Energy, Inc.	613	45
	Range Resources Corporation	619	21
*	Rice Energy, Inc.	1,567	33
*	Whiting Petroleum Corporation	1,552	19
			249

See accompanying Notes to Financial Statements.

26	Annual Report	December 31, 2016

Small-Mid Cap Value Fund

Portfolio of Investments, December 31, 2016 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Utilities—6.5%
	Atmos Energy Corporation	515	$38
	IDACORP, Inc.	413	33
	Pinnacle West Capital Corporation	488	38
	PNM Resources, Inc.	768	26
	Portland General Electric Co.	619	27
	Southwest Gas Corporation	372	29
	Spire, Inc.	499	32
			223
	Materials—5.2%
	Carpenter Technology Corporation	460	17
	FMC Corporation	361	20
	Minerals Technologies, Inc.	439	34
	PolyOne Corporation	907	29
	Sensient Technologies Corporation	354	28
	Silgan Holdings, Inc.	309	16
	Steel Dynamics, Inc.	1,046	37
			181
	Health Care—5.2%
	Analogic Corporation	201	17
	CONMED Corporation	359	16
	HealthSouth Corporation	661	27
*	Hologic, Inc.	454	18
*	Integer Holdings Corporation	372	11
*	Magellan Health, Inc.	247	19
*	Mednax, Inc.	460	31
*	Mettler-Toledo International, Inc.	94	39
			178
	Consumer Staples—2.5%
*	Darling Ingredients, Inc.	910	12
	Ingredion, Inc.	394	49
	J&J Snack Foods Corporation	202	27
			88
	Total Common Stocks—98.2% (cost $2,527)		3,391
	Total Investments—98.2% (cost $2,527)		3,391
	Cash and other assets, less liabilities—1.8%		62
	Net assets—100.0%		$3,453

† = U.S. listed foreign security

* = Non-income producing securities

See accompanying Notes to Financial Statements.

December 31, 2016	William Blair Funds	27

Small Cap Growth Fund

The Small Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Michael P. Balkin Karl W. Brewer Ward D. Sexton	The William Blair Small Cap Growth Fund (Class N shares) posted an 18.89% increase, net of fees, for the twelve months ended December 31, 2016. By comparison, the Fund’s benchmark index, the Russell 2000® Growth Index (the “Index”), increased 11.32%.

Significant outperformance in 2016 versus the Index was the result of both strong stock selection and style tailwinds for the Fund. From a style perspective, the Fund’s typical smaller market capitalization profile, relative to the Index, was a modest benefit while the Fund’s underweight allocations to Biotechnology and Pharmaceuticals provided a more significant tailwind as those industries underperformed in 2016. What had been a headwind to performance in prior years became a substantial tailwind in 2016 given the magnitude of our Biotechnology and Pharmaceuticals underweight, which has historically been driven by the relatively limited number of companies in those industries that satisfy our quality growth mandate. On a stock specific basis, selection was positive across several sectors, most notably in Health Care where ExamWorks, which was acquired in 2016, was the top contributor to the Fund’s relative performance. Other standout performers included Hudson Technologies (Industrials), Stillwater Mining Company (Materials), MaxLinear (Information Technology) and Xactly (Information Technology). Hudson Technologies outperformed after winning a large contract for new business and on optimism for continued strength in business fundamentals. Conversely, top detractors from relative performance during the year were Akorn (Health Care), Hortonworks (Information Technology), Virtu Financial (Financials), Air Methods Corporation (Health Care) and Guidewire Software (Information Technology). Akorn underperformed in part on investor concerns related to the restatement of the company’s financials while Hortonworks underperformed after announcing a dilutive secondary offering.

Please refer to the U.S. Growth Market Review and Outlook relating to the Fund on page 6.

28	Annual Report	December 31, 2016

Small Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2016

	1 Year	3 Year	5 Year	10 Year
Class N	18.89%	5.25%	16.04%	6.45%
Class I	19.22	5.52	16.33	6.74
Russell 2000® Growth Index	11.32	5.05	13.74	7.76

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. Smaller capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair Investment Management, LLC and William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000® Growth Index is an unmanaged composite of the smallest 2000 stocks of the Russell 3000® Growth Index. This report identifies the Fund’s investments on December 31, 2016. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2016	William Blair Funds	29

Small Cap Growth Fund

Portfolio of Investments, December 31, 2016 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Information Technology—23.5%
*	2U, Inc.	147,580	$4,450
*	Acxiom Corporation	138,290	3,706
*	Callidus Software, Inc.	244,517	4,108
*	CardConnect Corporation	404,920	5,143
	CSRA, Inc.	181,600	5,782
*	Envestnet, Inc.	101,230	3,568
*	Guidewire Software, Inc.	92,686	4,572
*	Inphi Corporation	106,370	4,746
	j2 Global, Inc.	139,031	11,373
	MAXIMUS, Inc.	71,650	3,997
*	MaxLinear, Inc.	220,661	4,810
*	OSI Systems, Inc.	69,300	5,275
*	Pandora Media, Inc.	358,340	4,673
*	Planet Payment, Inc.	451,815	1,843
*	Q2 Holdings, Inc.	89,090	2,570
*	RealPage, Inc.	164,890	4,947
*	Take-Two Interactive Software, Inc.	94,240	4,645
*	USA Technologies, Inc.	980,102	4,215
*	WNS Holdings, Ltd.—ADR	201,994	5,565
*	Xactly Corporation	129,190	1,421
			91,409
	Health Care—18.9%
*	Accelerate Diagnostics, Inc.	116,780	2,423
*	Air Methods Corporation	153,046	4,875
*	Akorn, Inc.	229,880	5,018
*	Amedisys, Inc.	87,105	3,713
*	AtriCure, Inc.	238,043	4,659
*	Cambrex Corporation	129,595	6,992
*	Entellus Medical, Inc.	18,947	359
*	Exact Sciences Corporation	313,964	4,195
*	Glaukos Corporation	110,376	3,786
	HealthSouth Corporation	86,685	3,575
	LeMaitre Vascular, Inc.	152,735	3,870
*	LHC Group, Inc.	97,460	4,454
*	Ligand Pharmaceuticals, Inc.	69,210	7,032
*	NeoGenomics, Inc.	419,891	3,598
*	NxStage Medical, Inc.	221,716	5,811
*	Repligen Corporation	113,470	3,497
*	Veeva Systems, Inc.	137,410	5,593
			73,450
	Consumer Discretionary—17.1%
*	Bridgepoint Education, Inc.	178,940	1,813
	Cable One, Inc.	8,200	5,098
	Collectors Universe, Inc.	134,122	2,847
	DeVry Education Group, Inc.	115,410	3,601
*	Gentherm, Inc.	164,730	5,576
	Golden Entertainment, Inc.	369,428	4,474
*	Grand Canyon Education, Inc.	63,600	3,717
*	IMAX Corporation†	179,447	5,635
	Lithia Motors, Inc.	43,160	4,179
	Nutrisystem, Inc.	137,310	4,758
	Six Flags Entertainment Corporation	152,342	9,134
*	Steven Madden, Ltd.	119,390	4,268
*	U.S. Auto Parts Network, Inc.	1,256,773	4,424
*	Universal Electronics, Inc.	106,499	6,875
			66,399

	Issuer	Shares	Value

	Common Stocks—(continued)

	Industrials—13.5%
	Albany International Corporation	46,270	$2,142
	BWX Technologies, Inc.	127,780	5,073
	ESCO Technologies, Inc.	125,290	7,098
*	GP Strategies Corporation	120,667	3,451
	HEICO Corporation	109,150	7,411
*	Hudson Technologies, Inc.	478,316	3,832
*	ICF International, Inc.	69,041	3,811
	John Bean Technologies Corporation	62,155	5,342
*	Mercury Systems, Inc.	190,545	5,758
	Ritchie Bros. Auctioneers, Inc.†	73,880	2,512
*	SiteOne Landscape Supply, Inc.	82,600	2,869
	The Dun & Bradstreet Corporation	25,930	3,146
			52,445
	Financials—10.7%
	A-Mark Precious Metals, Inc.	25,384	495
	B. Riley Financial, Inc.	199,504	3,681
*	BofI Holding, Inc.	116,560	3,328
*	Cowen Group, Inc.	233,086	3,613
*	Encore Capital Group, Inc.	134,726	3,860
	FirstCash, Inc.	154,566	7,264
	Iberiabank Corporation	40,490	3,391
	Meta Financial Group, Inc.	58,000	5,968
	Pacific Continental Corporation	173,000	3,780
	Virtu Financial, Inc.	386,952	6,172
			41,552
	Consumer Staples—4.1%
	MGP Ingredients, Inc.	79,900	3,994
	Nu Skin Enterprises, Inc.	101,655	4,857
*	USANA Health Sciences, Inc.	56,520	3,459
	WD-40 Co.	30,431	3,557
			15,867
	Real Estate—1.9%
	Colliers International Group, Inc.†	74,653	2,743
	FirstService Corporation†	101,929	4,840
			7,583
	Energy—1.9%
*	Callon Petroleum Co.	173,330	2,664
*	Carrizo Oil & Gas, Inc.	76,093	2,842
*	Gulfport Energy Corporation	86,387	1,870
			7,376
	Telecommunication Services—1.4%
*	ORBCOMM, Inc.	659,002	5,450
	Materials—0.4%
*	Codexis, Inc.	385,210	1,772
	Total Common Stocks—93.4% (cost $291,689)		363,303

	Exchange-Traded Fund
	iShares Russell 2000 Growth Index Fund	62,260	9,584
	Total Exchange-Traded Fund—2.5% (cost $7,935)		9,584

See accompanying Notes to Financial Statements.

30	Annual Report	December 31, 2016

Small Cap Growth Fund

Portfolio of Investments, December 31, 2016 (all dollar amounts in thousands)

	Principal
Issuer	Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.030% dated 12/30/16, due 1/3/17, repurchase price $16,760, collateralized by U.S. Treasury Bond, 3.375%, due 5/15/44	$16,760	$16,760
Total Repurchase Agreement—4.3% (cost $16,760)		16,760
Total Investments—100.2% (cost $316,384)		389,647
Liabilities, plus cash and other assets—(0.2)%		(749)
Net assets—100.0%		$388,898

ADR = American Depository Receipt

* = Non-income producing securities

† = U.S. listed foreign security

If a fund’s portfolio holdings represent ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined in the Investment Company Act of 1940. The Fund had the following transactions during the year ended December 31, 2016 with companies deemed affiliated during the year or at December 31, 2016.

	Share Activity				Year Ended December 31, 2016
Security Name	Balance 12/31/2015	Purchases	Sales	Balance 12/31/2016	Value	Dividend Income	Net realized gain (loss)	Change in net unrealized appreciation (depreciation)
Hudson Technologies, Inc.	1,681,784	173,110	1,376,578	478,316	$3,832	$—	$3,587	$2,483
					$3,832	$—	$3,587	$2,483

See accompanying Notes to Financial Statements.

December 31, 2016	William Blair Funds	31

Small Cap Value Fund

The Small Cap Value Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Chad M. Kilmer Mark T. Leslie David S. Mitchell	The William Blair Small Cap Value Fund (Class N shares) posted a 26.19% increase, net of fees, for the twelve months ended December 31, 2016. By comparison, the Fund’s benchmark index, the Russell 2000® Value Index (the “Index”), increased 31.74%.

The Fund’s underperformance relative to the Index was driven by a combination of style factors and stock selection. The risk-on rally that began in mid-February continued on through the end of the year, led by smaller cap, lower quality and higher beta stocks. As such, our larger market cap, higher quality biases and lower beta exposure were headwinds for the Fund. In addition, the worst performing stocks over the twelve months heading into the back half of 2016 rallied and the Fund’s lack of exposure to this segment was a headwind. At the sector level, Materials was the largest detractor from the Fund’s relative performance primarily due to a lack of exposure to Silver. An underweight to Steel, and stock selection within Steel, also detracted from relative performance. The Real Estate sector, specifically REITs, was another detractor from performance due to stock selection as REITs in general were pressured by the move up in interest rates during the back half of the year. While the Fund’s cash position is a residual of our investment process, the robust market return for the year created a notable cash drag on relative performance. Consumer Discretionary was the most significant sector contributor to the Fund’s relative performance during the year due to positive stock selection throughout the sector. The Energy sector was another notable contributor to relative performance, mainly due to stock selection within Oil, Gas & Consumable Fuels. Looking specifically at stock selection, the Fund’s largest detractors from relative performance were Integer (Health Care), Matson (Industrials), and TETRA Technologies (Energy). Offsetting these detractors were our investments in G&K Services (Industrials), Inphi (Information Technology), and Krispy Kreme Doughnuts (Consumer Discretionary), which contributed to the Fund’s relative performance.

Please refer to the U.S. Value Market Review and Outlook relating to the Fund on page 7.

32	Annual Report	December 31, 2016

Small Cap Value Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2016

	1 Year	3 Year	5 Year	10 Year
Class N	26.19%	7.50%	14.19%	7.66%
Class I	26.46	7.78	14.48	7.91
Russell 2000® Value Index	31.74	8.31	15.07	6.26

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. Smaller capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair Investment Management, LLC and William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000® Value Index consists of small-capitalization companies with below average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on December 31, 2016. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2016	William Blair Funds	33

Small Cap Value Fund

Portfolio of Investments, December 31, 2016 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Financials—30.6%
	Bank of the Ozarks, Inc.	198,445	$10,436
	Banner Corporation	145,360	8,113
	Berkshire Hills Bancorp, Inc.	231,342	8,525
	Boston Private Financial Holdings, Inc.	405,363	6,709
	CNO Financial Group, Inc.	367,366	7,035
	CoBiz Financial, Inc.	517,441	8,740
	CVB Financial Corporation	273,355	6,268
	First American Financial Corporation	178,147	6,525
	Glacier Bancorp, Inc.	284,319	10,301
	Hancock Holding Co.	224,720	9,685
	Hanover Insurance Group, Inc.	90,428	8,230
	Home BancShares, Inc.	301,578	8,375
	Iberiabank Corporation	132,661	11,110
	National Bank Holdings Corporation	198,012	6,315
	PacWest Bancorp	178,341	9,709
	Prosperity Bancshares, Inc.	134,940	9,686
	Radian Group, Inc.	633,231	11,385
	Renasant Corporation	207,782	8,773
*	Safeguard Scientifics, Inc.	179,553	2,415
	Selective Insurance Group, Inc.	206,588	8,894
	Sterling Bancorp	228,085	5,337
	Tanger Factory Outlet Centers, Inc.	184,770	6,611
	Umpqua Holdings Corporation	442,818	8,316
*	Western Alliance Bancorp	220,919	10,761
	WSFS Financial Corporation	214,624	9,948
	Yadkin Financial Corporation	250,774	8,591
			216,793
	Industrials—12.5%
	Brady Corporation	181,405	6,812
	CIRCOR International, Inc.	113,230	7,346
	Curtiss-Wright Corporation	74,232	7,302
	EMCOR Group, Inc.	136,330	9,647
*	FTI Consulting, Inc.	157,085	7,081
	Interface, Inc.	435,132	8,072
	Kadant, Inc.	108,212	6,623
*	Lydall, Inc.	110,450	6,831
	Matson, Inc.	151,983	5,379
*	Northwest Pipe Co.	230,862	3,975
	Simpson Manufacturing Co., Inc.	113,335	4,958
	Standex International Corporation	85,564	7,517
	Valmont Industries, Inc.	48,090	6,776
			88,319
	Information Technology—11.2%
*	Acxiom Corporation	382,977	10,264
	ADTRAN, Inc.	248,492	5,554
	Belden, Inc.	116,267	8,693
	Booz Allen Hamilton Holding Corporation	230,386	8,310
*	CommScope Holding Co., Inc.	209,194	7,782
	CSRA, Inc.	279,760	8,908
*	Inphi Corporation	192,954	8,610
	Intersil Corporation	241,220	5,379
*	Intralinks Holdings, Inc.	465,549	6,294
	j2 Global, Inc.	115,727	9,466
			79,260

	Issuer	Shares	Value

	Common Stocks—(continued)

	Consumer Discretionary—10.1%
	American Eagle Outfitters, Inc.	235,250	$3,569
*	Cavco Industries, Inc.	54,280	5,420
	Children’s Place, Inc.	82,397	8,318
	Churchill Downs, Inc.	41,685	6,271
	Columbia Sportswear Co.	75,450	4,399
	Dana, Inc.	421,103	7,992
*	Dave & Buster’s Entertainment, Inc.	126,040	7,096
	Ethan Allen Interiors, Inc.	151,526	5,584
*	Genesco, Inc.	88,043	5,467
	Meredith Corporation	120,612	7,134
	Vail Resorts, Inc.	26,271	4,238
	Wolverine World Wide, Inc.	276,609	6,072
			71,560
	Real Estate—8.5%
	Acadia Realty Trust	250,121	8,174
	American Assets Trust, Inc.	191,607	8,254
	American Campus Communities, Inc.	139,176	6,927
	Care Capital Properties, Inc.	157,631	3,941
	Education Realty Trust, Inc.	195,909	8,287
	EPR Properties	71,974	5,166
*	Equity Commonwealth	158,931	4,806
	Highwoods Properties, Inc.	120,717	6,158
	Pebblebrook Hotel Trust	168,377	5,009
	Terreno Realty Corporation	127,665	3,637
			60,359
	Utilities—6.1%
	Chesapeake Utilities Corporation	91,080	6,098
	IDACORP, Inc.	99,877	8,045
	PNM Resources, Inc.	205,396	7,045
	Portland General Electric Co.	173,153	7,503
	Southwest Gas Corporation	96,835	7,419
	Spire, Inc.	111,818	7,218
			43,328
	Energy—5.3%
	Archrock, Inc.	464,418	6,130
*	Exterran Corporation	146,775	3,508
*	Helix Energy Solutions Group, Inc.	471,040	4,154
*	PDC Energy, Inc.	114,423	8,305
*	Rice Energy, Inc.	318,300	6,796
*	RSP Permian, Inc.	199,750	8,913
			37,806
	Health Care—4.6%
	Analogic Corporation	60,795	5,043
	CONMED Corporation	164,900	7,284
	HealthSouth Corporation	184,445	7,606
*	Integer Holdings Corporation	194,974	5,742
*	Magellan Health, Inc.	90,538	6,813
			32,488

See accompanying Notes to Financial Statements.

34	Annual Report	December 31, 2016

Small Cap Value Fund

Portfolio of Investments, December 31, 2016 (all dollar amounts in thousands)

	Shares or
	Principal
Issuer	Amount	Value

Common Stocks—(continued)

Materials—4.4%
Carpenter Technology Corporation	131,685	$4,763
Minerals Technologies, Inc.	103,676	8,009
PolyOne Corporation	168,917	5,412
Sensient Technologies Corporation	97,488	7,661
Silgan Holdings, Inc.	107,083	5,480
		31,325
Consumer Staples—3.4%
*Darling Ingredients, Inc.	448,135	5,785
J&J Snack Foods Corporation	68,174	9,096
SpartanNash Co.	233,273	9,224
		24,105
Total Common Stocks—96.7% (cost $503,160)		685,343

Repurchase Agreement
Fixed Income Clearing Corporation, 0.030% dated 12/30/16, due 1/3/17, repurchase price $20,650, collateralized by U.S. Treasury Bond, 3.375%, due 5/15/44	$20,650	20,650
Total Repurchase Agreement—2.9% (cost $20,650)		20,650
Total Investments—99.6% (cost $523,810)		705,993
Cash and other assets, less liabilities—0.4%		2,638
Net assets—100.0%		$708,631

* = Non-income producing securities

See accompanying Notes to Financial Statements.

December 31, 2016	William Blair Funds	35

Global Markets Review and Outlook

Global equities overcame repeated slumps in 2016 amid an environment of heightened political risk and fragile growth. Stock markets around the world sustained a swift and painful correction to start the year, driven by concerns about global growth and the plummeting oil price. China’s economic slowdown and ongoing rebalancing also weighed on sentiment, compounded by worries about the weaker renminbi and opaque government policy measures. These fears quickly abated, and markets rallied strongly off their February lows into mid-year, when the U.K. referendum on European Union membership came into focus.

Although Brexit-induced losses in late June were quickly recovered on expectations of prolonged central bank stimulus measures, the environment for equities remained tenuous heading into the second half of 2016, with uncertainty about the longer-term Brexit ramifications for U.K. and European economic activity. In addition to the surprise referendum outcome and its implications for growth, investors were confronted with renewed worries about systemic risk in the European banking system as Deutsche Bank’s share price retreated on news that the U.S. Department of Justice was seeking $14 billion to settle a mortgage-abuse case. Expectations that these concerns would give the Federal Open Market Committee more reason to delay interest rate normalization, or convince the European Central Bank to expand its stimulus measures, contributed to a risk-on environment during the third quarter, broadly propelling equities higher.

In what was perhaps the defining moment of 2016, Donald Trump’s election victory shifted the market’s focus from monetary policy to fiscal expansion, igniting a strong rally in reflationary assets through the end of the year. U.S. equities, the dollar and commodities were among the primary beneficiaries of expected infrastructure spending increases and tax cuts under the new administration, while rising inflation and interest rate expectations led to a sharp repricing of sovereign bond yields.

Emerging Markets equities outperformed Developed Markets in 2016, benefiting from reasonable valuations versus Developed Markets, stabilizing fund flows and currencies, moderating political risk, and the rebound in commodity prices. Despite stumbling in the fourth quarter on Trump-related worries about a stronger dollar, higher U.S. interest rates and protectionism, the MSCI Emerging Markets Index (net) gained 9.90% in USD terms for the year. Consistent with the market’s preference for low valuation stocks, previously out-of-favor countries and sectors rallied significantly during the year. Brazilian and Russian equities outperformed in this environment, gaining 66.10% and 56.95%, respectively, in USD terms, driven largely by currency appreciation. From a sector perspective within Emerging Markets, Energy and Materials gained 35.41% and 29.65%, respectively, leading other sectors by a wide margin.

The broadening global growth and inflationary backdrop contributed to the substantial outperformance of value-oriented stocks across regions, sectors, and market capitalizations in 2016. This trend accelerated after the U.S. Presidential election, to the detriment of not only growth-oriented companies, but those with higher quality attributes including balance sheet strength and low earnings volatility.

At our recent Global Market Outlook presentation to clients, we noted that financial markets have been correctly reacting to the global economic environment. Inflation has returned to pre-crisis levels in the U.S., while real growth has stabilized for the world economy overall – albeit at relatively low levels. This stabilization is remarkable because it comes on the back of two and a half years of a sharp and protracted deceleration in growth. Combined with sequentially rising inflation, this stabilization means nominal growth for the world as a whole is gradually increasing.

Now that inflation is becoming more apparent, we believe that re-pricing in the bond market has only just begun. Higher inflation also matters for equity returns. At a minimum, higher inflation implies higher interest rates, which influences the discount rate for future cash flows. In practical terms, we have already seen a sharp rotation toward “value” stocks, including cyclical sectors such as Industrials and Financials which had underperformed for several years before 2016, making them relatively “cheap” or “value-like”.

Valuation sensitivity has increased across geographies and sectors. Looking at the traditional discounted cash flow framework, the three main elements are suddenly working against investors with long-life assets: the terminal multiple is probably coming down; the cost of capital seems to be heading up; and free cash flows are under pressure from taxes and protectionism. In this environment, we have been adding to high-quality companies with a focus on lower valuations. Our preference remains for high-quality growth, but we believe the available opportunity set has expanded, and some of those companies are in cheaper areas of the market.

Despite near-term uncertainty surrounding how a Trump administration and Republican majority may actually govern, we expect a continuation of the recent reflationary market environment in 2017. From a global portfolio strategy perspective, we continue to expect higher nominal growth and have generally positioned toward companies with rising earnings prospects that we believe are not fairly reflected in valuations. In addition to the Industrials, Energy and Materials sectors, we continue to be constructive on Financials, supported by higher rates and steeper yield curves – which we believe are likely to persist.

Specific to Emerging Markets, several factors are supportive of our 2017 outlook. Valuations remain attractive, with Emerging Markets equities overall trading at a 25% discount to Developed Markets (based on forward P/E multiples), about one standard deviation below their long-term average. After stagnating over the last few years, Emerging Market corporate earnings are forecast to increase at a low double-digit pace this year. From an external balance perspective (the difference between exports of goods and services and imports of goods and services), Emerging Markets currencies have already depreciated and current account deficits have moderated.

Key risk factors for Emerging Markets that bear close monitoring are a strengthening U.S. dollar and acceleration in U.S. interest rate hikes, in addition to protectionist measures that impede global trade. China’s capital outflows and currency management policy, as well as the lingering effects of India’s demonetization on local economic activity, will also be important risk considerations for Emerging Markets investors in 2017.

36	Annual Report	December 31, 2016

Global Leaders Fund

The Global Leaders Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Andrew G. Flynn Kenneth J. McAtamney

The William Blair Global Leaders Fund (Class N shares) posted a 0.62% increase, net of fees, for the twelve months ended December 31, 2016. By comparison, the Fund’s benchmark index, the MSCI All Country World IMI Index (net) (the “Index”), increased 8.36%.

Adverse style effects broadly detracted from the Fund’s calendar year 2016 performance versus the Index. The Fund’s overweight to higher growth, higher valuation companies with relatively strong earnings trends was detrimental amid an environment of low valuation market leadership. From a sector attribution perspective relative to the Index, stock selection in Materials, Real Estate, Healthcare and Industrials were significant detractors from the Fund’s relative performance for the year. These effects were mitigated by positive stock selection in Energy and the Fund’s underweight position to Consumer Staples. Within Materials, the Fund’s performance was hampered by a lack of exposure to Metals & Mining stocks, which rallied strongly on global growth recovery prospects and the market’s rotation into value orientated stocks. Chemicals holdings also detracted from the Fund’s relative performance in the Materials sector. Within the Real Estate sector, property developer China Overseas Land & Investment’s share price was hampered by concerns about policy tightening measures in Shanghai and other mainland cities. U.S.-based commercial real estate company Jones Lang LaSalle also detracted from relative performance, as weaker investment sales, elevated expenses and currency effects weighed on financial results. Within the Health Care sector, U.S. managed care provider Centene’s share price weakened amid policy uncertainty following the Republican party sweep in November. Partially offsetting these effects were positive contributions to the Fund’s performance from Oil & Gas holdings, including Canadian oil sands producer Suncor Energy, which reported solid financial results driven by higher production and operational improvements. U.S.-based shale driller EOG Resources also contributed to the Fund’s relative performance, bolstered by better than expected crude oil production results, as well as production growth guidance. From a geographic attribution perspective, the primary detractor from relative performance in 2016 was U.S. stock selection, as the Fund’s U.S. Financials, Information Technology and Real Estate holdings lagged. In contrast, stock selection in Japan was positive, supported by the outperformance of the Japanese Industrials, Information Technology and Financials sectors, relative to the Index.

Please refer to the Global Markets Review and Outlook relating to the Fund on page 36.

December 31, 2016	William Blair Funds	37

Global Leaders Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2016

				Since
	1 Year	3 Year	5 Year	Inception
Class N(a)	0.62%	2.28%	8.68%	2.34%
Class I(a)	0.98	2.60	8.99	2.63
MSCI ACW IMI (net)(a)	8.36	3.25	9.61	2.47
Institutional Class(b)	1.03	2.70	—	6.90
MSCI ACW IMI (net)(b)	8.36	3.25	—	7.82

(a)	Since inception is for the period from October 15, 2007 (Commencement of Operations) to December 31, 2016.
(b)	Since inception is for the period from December 19, 2012 (Commencement of Operations) to December 31, 2016.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair Investment Management, LLC and William Blair & Company, L.L.C., without a sales load or distribution fees (12b-1). Institutional Class shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market of developed and emerging markets. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on December 31, 2016. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

38	Annual Report	December 31, 2016

Global Leaders Fund

Portfolio of Investments, December 31, 2016 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Western Hemisphere—59.0%
	Canada—5.0%
	Alimentation Couche Tard, Inc. Class “B” (Food & staples retailing)	38,740	$1,757
	Brookfield Asset Management, Inc. Class “A” (Capital markets)†	66,686	2,201
	Intact Financial Corporation (Insurance)	25,190	1,803
	Suncor Energy, Inc. (Oil, gas & consumable fuels)	96,264	3,148
			8,909
	United States—54.0%
*	Adobe Systems, Inc. (Software)	19,595	2,017
*	Affiliated Managers Group, Inc. (Capital markets)	11,638	1,691
*	Akamai Technologies, Inc. (Internet software & services)	43,237	2,883
*	Align Technology, Inc. (Health care equipment & supplies)	12,873	1,238
*	Alphabet, Inc. Class “A” (Internet software & services)	5,306	4,205
*	Amazon.com, Inc. (Internet & direct marketing retail)	6,008	4,505
*	ANSYS, Inc. (Software)	9,768	904
	Apogee Enterprises, Inc. (Building products)	33,124	1,774
	BlackRock, Inc. (Capital markets)	11,264	4,286
*	Boston Scientific Corporation (Health care equipment & supplies)	104,698	2,265
	Brunswick Corporation (Leisure products)	25,007	1,364
	Costco Wholesale Corporation (Food & staples retailing)	11,618	1,860
	Danaher Corporation (Health care equipment & supplies)	26,390	2,054
*	Edwards Lifesciences Corporation (Health care equipment & supplies)	23,526	2,204
	EOG Resources, Inc. (Oil, gas & consumable fuels)	18,357	1,856
	Equifax, Inc. (Professional services)	17,024	2,013
*	Facebook, Inc. (Internet software & services)	21,758	2,503
	Fifth Third Bancorp (Banks)	100,775	2,718
	Hess Corporation (Oil, gas & consumable fuels)	34,518	2,150
	Honeywell International, Inc. (Industrial conglomerates)	19,328	2,239
	Intercontinental Exchange, Inc. (Capital markets)	51,352	2,897
	JPMorgan Chase & Co. (Banks)	49,616	4,281
	Mastercard, Inc. Class “A” (IT services)	27,006	2,788
	NIKE, Inc. Class “B” (Textiles, apparel & luxury goods)	60,381	3,069
	*O’Reilly Automotive, Inc. (Specialty retail)	6,344	1,766
	Pioneer Natural Resources Co. (Oil, gas & consumable fuels)	7,456	1,343
	PPG Industries, Inc. (Chemicals)	18,685	1,771
	Raytheon Co. (Aerospace & defense)	24,924	3,539

	Issuer	Shares	Value

	Common Stocks—(continued)

	Western Hemisphere—(continued)
	United States—(continued)
*	Red Hat, Inc. (Software)	23,713	$1,653
*	salesforce.com, Inc. (Software)	14,407	986
	Schlumberger, Ltd. (Energy equipment & services)†	33,036	2,773
	Simon Property Group, Inc. (Equity real estate investment trusts (REITs))	4,811	855
	The Goldman Sachs Group, Inc. (Capital markets)	14,692	3,518
	The Home Depot, Inc. (Specialty retail)	28,274	3,791
	Thermo Fisher Scientific, Inc. (Life sciences tools & services)	17,748	2,504
*	Ulta Salon Cosmetics & Fragrance, Inc. (Specialty retail)	7,534	1,921
	Vail Resorts, Inc. (Hotels, restaurants & leisure)	14,610	2,357
*	Vantiv, Inc. Class “A” (IT services)	41,824	2,494
*	VCA, Inc. (Health care providers & services)	34,058	2,338
	Watsco, Inc. (Trading companies & distributors)	13,961	2,068
			95,441

	Europe—13.3%
	France—4.3%
	BNP Paribas S.A. (Banks)	53,369	3,402
	Valeo S.A. (Auto components)	71,351	4,101
			7,503
	Germany—1.1%
	Siemens AG (Industrial conglomerates)	14,980	1,842
	Ireland—1.1%
	Paddy Power Betfair PLC (Hotels, restaurants & leisure)	18,835	2,012
	Netherlands—2.7%
	Koninklijke Philips N.V. (Industrial conglomerates)	59,613	1,820
	Royal Dutch Shell plc Class “A” (Oil, gas & consumable fuels)	109,606	2,998
			4,818
	Spain—1.0%
	Industria de Diseno Textil S.A. (Specialty retail)	50,763	1,733
	Sweden—1.9%
	Assa Abloy AB Class “B” (Building products)	90,157	1,673
	SKF AB Class “B” (Machinery)	93,050	1,712
			3,385
	Switzerland—1.2%
	Partners Group Holding AG (Capital markets)	4,563	2,139

See accompanying Notes to Financial Statements.

December 31, 2016	William Blair Funds	39

Global Leaders Fund

Portfolio of Investments, December 31, 2016 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Japan—7.8%
	Daikin Industries, Ltd. (Building products)	33,500	$3,077
	FANUC Corporation (Machinery)	12,800	2,170
	Fuji Heavy Industries, Ltd. (Automobiles) .	79,300	3,238
	Keyence Corporation (Electronic equipment, instruments & components)	3,300	2,264
	ORIX Corporation (Diversified financial services)	198,300	3,095
			13,844

	Emerging Asia—7.3%
	China—3.5%
*	Alibaba Group Holding, Ltd.—ADR (Internet software & services)	27,970	2,456
	Tencent Holdings, Ltd. (Internet software & services)	85,000	2,080
*	Yum China Holdings, Inc. (Hotels, restaurants & leisure)	63,521	1,659
			6,195
	India—1.5%
	HDFC Bank, Ltd.—ADR (Banks)	43,512	2,640
	Taiwan—2.3%
	Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Semiconductors & semiconductor equipment)	142,725	4,103

	Asia—6.6%
	Australia—2.4%
	CSL, Ltd. (Biotechnology)	22,967	1,664
	Macquarie Group, Ltd. (Capital markets)	41,017	2,579
			4,243
	Hong Kong—2.4%
	AIA Group, Ltd. (Insurance)	441,600	2,491
	Sands China, Ltd. (Hotels, restaurants & leisure)	383,600	1,667
			4,158
	Singapore—1.8%
	Broadcom, Ltd. (Semiconductors & semiconductor equipment)†	18,038	3,189

	United Kingdom—4.7%
	Compass Group plc (Hotels, restaurants & leisure)	157,096	2,906
	Rio Tinto plc (Metals & mining)	68,576	2,669
	WPP plc (Media)	120,617	2,700
			8,275
	Shares or
	Principal
Issuer	Amount	Value

Common Stocks—(continued)

Emerging Europe, Mid-East, Africa—0.5%
South Africa—0.5%
Bid Corporation, Ltd. (Food & staples retailing)	48,946	$873
Total Common Stocks—99.2% (cost $155,496)		175,302

Repurchase Agreement
Fixed Income Clearing Corporation, 0.030% dated 12/30/16, due 1/3/17, repurchase price $1,481, collateralized by U.S. Treasury Bond, 3.000%, due 5/15/45	$1,481	1,481
Total Repurchase Agreement—0.8% (cost $1,481)		1,481
Total Investments—100.0% (cost $156,977)		176,783
Liabilities, plus cash and other assets—0.0%		(52)
Net assets—100.0%		$176,731

ADR = American Depository Receipt

† = U.S. listed foreign security

* = Non-income producing securities

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At December 31, 2016, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Financials	22.8%
Consumer Discretionary	22.1%
Information Technology	19.7%
Industrials	13.6%
Energy	8.1%
Health Care	8.1%
Consumer Staples	2.6%
Materials	2.5%
Real Estate	0.5%
Total	100.0%

At December 31, 2016, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

U.S. Dollar	63.7%
Euro	10.2%
Japanese Yen	7.9%
British Pound Sterling	4.7%
Canadian Dollar	3.8%
Hong Kong Dollar	3.6%
Australian Dollar	2.4%
Swedish Krona	2.0%
Swiss Franc	1.2%
All Other Currencies	0.5%
Total	100.0%

See accompanying Notes to Financial Statements.

40	Annual Report	December 31, 2016

International Leaders Fund

The International Leaders Fund seeks long-term capital appreciation.

Simon Fennell Kenneth J. McAtamney

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

The William Blair International Leaders Fund (Class N shares) posted a 0.88% increase, net of fees, for the twelve months ended December 31, 2016. By comparison, the Fund’s benchmark index, the MSCI All Country World ex-U.S. IMI Index (net) (the “Index”), increased 4.41%.

Adverse style effects broadly detracted from the Fund’s calendar year 2016 performance versus the Index. The Fund’s overweight to higher growth, higher valuation companies with relatively strong earnings trends was detrimental amid an environment of low valuation market leadership. From a sector attribution perspective, stock selection in Financials, Materials, Real Estate and Consumer Staples were significant detractors from the Fund’s performance relative to the Index for the year. These effects were mitigated by positive stock selection in Healthcare and Consumer Discretionary, the Fund’s underweight position in Consumer Staples and overweight in Information Technology. Financials stock selection detracted from the Fund’s relative performance partially due to holdings in Intesa Sanpaolo (Italy) and Sumitomo Mitsui Financial Group (Japan), which declined on concerns about profitability amid the low interest rate environment. Within the Materials sector, the Fund’s performance was hampered by a lack of exposure to Metals & Mining stocks, which rallied strongly on global growth recovery prospects and the market’s rotation into value orientated stocks. Automobile catalyst chemical maker Johnson Matthey (U.K.) also detracted from the Fund’s performance, as the shares were hit by general Brexit-related concerns and the impact of weaker platinum prices on its metals refining business. Within the Real Estate sector, property developer China Overseas Land & Investment’s share price was weighed down by concerns about policy tightening measures in Shanghai and other mainland cities. Finally, within Consumer Staples, Wal-Mart de Mexico’s shares came under pressure in the second half of 2016 amid decelerating top line growth and general concerns about the impact of Donald Trump’s policies on the Mexican economy. Mitigating these negative effects were positive stock selection effects in the Healthcare sector, as Swiss biotechnology company Actelion benefited from positive sales trends in its pulmonary arterial hypertension (PAH) drugs Uptravi and Opsumit, in addition to news that the company was in merger talks with French pharmaceutical company Sanofi after Johnson & Johnson dropped its own takeover offer for Actelion. Regarding stock selection within the Consumer Discretionary sector, Japanese home furnishings retailer Nitori’s share price was supported by positive sales trends on a combination of new store openings, same-store sales growth and online sales growth. From a geographic attribution perspective, stock selection was weakest in Canada and Latin America for the year, partially mitigated by good stock selection in Japan and Emerging Asia.

Please refer to the Global Markets Review and Outlook relating to the Fund on page 36.

December 31, 2016	William Blair Funds	41

International Leaders Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2016

			Since
	1 Year	3 Year	Inception
Class N(a)	0.88%	1.35%	6.86%
Class I(a)	1.10	1.55	7.10
MSCI ACW Ex-U.S. IMI (net)(a)	4.41	(1.44)	4.37
Institutional Class(b)	1.25	1.68	7.02
MSCI ACW Ex-U.S. IMI (net)(b)	4.41	(1.44)	3.65

(a)	Since inception is for the period from August 16, 2012 (Commencement of Operations) to December 31, 2016.
(b)	Since inception is for the period from November 2, 2012 (Commencement of Operations) to December 31, 2016.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair Investment Management, LLC and William Blair & Company, L.L.C., without a sales load or distribution (12b-1) fees. Institutional Class shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) Ex-U.S. Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on December 31, 2016. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

42	Annual Report	December 31, 2016

International Leaders Fund

Portfolio of Investments, December 31, 2016 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Europe—34.5%
	Finland—2.7%
	Kone Oyj Class ‘‘B’’ (Machinery)	67,249	$3,013
	Sampo Oyj Class ‘‘A’’ (Insurance)	87,360	3,917
			6,930
	France—8.0%
	Arkema S.A. (Chemicals)	39,238	3,839
	BNP Paribas S.A. (Banks)	82,911	5,284
	Total S.A. (Oil, gas & consumable fuels)	83,586	4,287
	Valeo S.A. (Auto components)	101,187	5,817
	Vinci S.A. (Construction & engineering)	17,549	1,195
			20,422
	Germany—2.7%
	Rational AG (Machinery)	3,279	1,463
	Siemens AG (Industrial conglomerates)	44,056	5,417
			6,880
	Ireland—4.2%
	Kingspan Group plc (Building products)	137,053	3,722
	Paddy Power Betfair PLC (Hotels, restaurants & leisure)	24,134	2,579
*	Ryanair Holdings plc—ADR (Airlines)	53,902	4,488
			10,789
	Italy—1.9%
	Luxottica Group SpA (Textiles, apparel & luxury goods)	88,174	4,743
	Netherlands—3.6%
	Koninklijke Philips N.V. (Industrial conglomerates)	125,667	3,836
	Royal Dutch Shell plc Class “A” (Oil, gas & consumable fuels)	192,895	5,276
			9,112
	Spain—2.9%
	Amadeus IT Group S.A. (IT services)	69,111	3,141
	Industria de Diseno Textil S.A. (Specialty retail)	127,162	4,341
			7,482
	Sweden—2.5%
	Atlas Copco AB Class “A” (Machinery)	107,293	3,268
	Hexagon AB Class “B” (Electronic equipment, instruments & components)	84,916	3,034
			6,302
	Switzerland—6.0%
*	Actelion, Ltd. (Biotechnology)	25,040	5,422
	Geberit AG (Building products)	9,671	3,877
*	Lonza Group AG (Life sciences tools & services)	16,072	2,782
	Partners Group Holding AG (Capital markets)	7,041	3,300
			15,381

	Issuer	Shares	Value

	Common Stocks—(continued)

	Japan—17.4%
	Daikin Industries, Ltd. (Building products)	54,800	$5,033
	Daito Trust Construction Co., Ltd. (Real estate management & development)	20,100	3,023
	FANUC Corporation (Machinery)	26,500	4,493
	Fuji Heavy Industries, Ltd. (Automobiles)	118,959	4,857
	Hoya Corporation (Health care equipment & supplies)	62,000	2,605
	Keyence Corporation (Electronic equipment, instruments & components)	6,500	4,460
	Makita Corporation (Machinery)	53,100	3,557
	Mitsubishi UFJ Financial Group, Inc. (Banks)	708,300	4,365
	Nippon Prologis REIT, Inc. (Equity real estate investment trusts (REITs))	1,258	2,572
	Nitori Holdings Co., Ltd. (Specialty retail)	31,500	3,601
	ORIX Corporation (Diversified financial services)	297,200	4,638
	Park24 Co., Ltd. (Commercial services & supplies)	42,200	1,145
			44,349

	United Kingdom—16.3%
	BAE Systems plc (Aerospace & defense)	510,278	3,720
	Compass Group plc (Hotels, restaurants & leisure)	300,517	5,559
	Experian plc (Professional services)	250,034	4,850
	IG Group Holdings plc (Capital markets)	245,413	1,494
	Johnson Matthey plc (Chemicals)	95,333	3,739
	Micro Focus International plc (Software)	88,152	2,367
	RELX plc (Professional services)	222,367	3,971
	Rio Tinto plc (Metals & mining)	114,710	4,465
	St James’s Place plc (Insurance)	213,614	2,669
	Wolseley plc (Trading companies & distributors)	73,322	4,484
	WPP plc (Media)	194,718	4,358
			41,676

	Emerging Asia—12.7%
	China—6.2%
*	Alibaba Group Holding, Ltd.—ADR (Internet software & services)	56,361	4,949
	China Overseas Land & Investment, Ltd. (Real estate management & development)	678,000	1,797
	NetEase, Inc.—ADR (Internet software & services)	16,948	3,650
	Tencent Holdings, Ltd. (Internet software & services)	128,500	3,143
*	Yum China Holdings, Inc. (Hotels, restaurants & leisure)	90,811	2,372
			15,911

See accompanying Notes to Financial Statements.

December 31, 2016	William Blair Funds	43

International Leaders Fund

Portfolio of Investments, December 31, 2016 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—(continued)

Emerging Asia—(continued)
India—4.0%
Hero MotoCorp, Ltd. (Automobiles)	84,954	$3,795
Housing Development Finance Corporation, Ltd. (Thrifts & mortgage finance)	157,854	2,934
Tata Motors, Ltd.—ADR (Automobiles)	104,007	3,577
		10,306
Taiwan—2.5%
Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & semiconductor equipment)	1,106,000	6,229

Western Hemisphere—10.4%
Canada—8.8%
Alimentation Couche Tard, Inc. Class “B” (Food & staples retailing)	77,761	3,526
Brookfield Asset Management, Inc. Class “A” (Capital markets)†	161,684	5,337
Constellation Software, Inc. (Software)	9,062	4,118
Suncor Energy, Inc. (Oil, gas & consumable fuels)	139,556	4,563
The Toronto-Dominion Bank (Banks)	98,054	4,836
		22,380
United States—1.6%
Shire plc (Biotechnology)	71,935	4,153

Asia—4.3%
Australia—1.7%
Macquarie Group, Ltd. (Capital markets)	67,965	4,273
Hong Kong—2.6%
AIA Group, Ltd. (Insurance)	848,600	4,788
Sands China, Ltd. (Hotels, restaurants & leisure)	440,800	1,915
		6,703

Emerging Latin America—1.4%
Brazil—1.0%
Cielo S.A. (IT services)	293,100	2,512
Mexico—0.4%
Wal-Mart de Mexico S.A.B. de C.V. (Food & staples retailing)	579,900	1,038

Emerging Europe, Mid-East, Africa—0.9%
South Africa—0.9%
Bid Corporation, Ltd. (Food & staples retailing)	124,599	2,224
Total Common Stocks—97.9% (cost $236,896)		249,795

	Principal
Issuer	Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.030% dated 12/30/16, due 1/3/17, repurchase price $2,645, collateralized by U.S. Treasury Bond, 3.375%, due 5/15/44	$2,644	$2,644
Total Repurchase Agreement—1.0% (cost $2,644)		2,644
Total Investments—98.9% (cost $239,540)		252,439
Cash and other assets, less liabilities—1.1%		2,783
Net assets—100.0%		$255,222

ADR = American Depository Receipt

* = Non-income producing securities

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At December 31, 2016, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Industrials	24.6%
Financials	19.1%
Consumer Discretionary	19.0%
Information Technology	15.1%
Health Care	6.0%
Energy	5.7%
Materials	4.8%
Real Estate	3.0%
Consumer Staples	2.7%
Total	100.0%

At December 31, 2016, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Euro	24.8%
British Pound Sterling	18.3%
Japanese Yen	17.7%
U.S. Dollar	9.8%
Canadian Dollar	6.8%
Swiss Franc	6.2%
Hong Kong Dollar	4.7%
Indian Rupee	2.7%
Swedish Krona	2.5%
New Taiwan Dollar	2.5%
Australian Dollar	1.7%
Brazilian Real	1.0%
All Other Currencies	1.3%
Total	100.0%

See accompanying Notes to Financial Statements.

44	Annual Report	December 31, 2016

International Equity Fund

The International Equity Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

David Merjan John C. Murphy

The William Blair International Equity Fund (Class N shares) posted a 0.27% decrease, net of fees, for the twelve months ended December 31, 2016. By comparison, the Fund’s benchmark index, the MSCI World ex-U.S. Index (net) (the “Index”), increased 2.75%.

Adverse style effects broadly detracted from the Fund’s calendar year 2016 performance versus the Index. The Fund’s overweight to higher growth, higher valuation companies with relatively strong earnings trends was detrimental amid an environment of low valuation market leadership. From a sector attribution perspective, stock selection in Industrials, Financials and Consumer Staples were significant detractors from the Fund’s performance relative to the Index for the year. These effects were mitigated by positive stock selection in Energy and Real Estate, along with the Fund’s overweight position and stock selection in Information Technology. Within the Industrials sector, U.K. holdings were the primary detractor from the Fund’s relative performance during the year. British home improvement retailer Travis Perkins’s share price was hurt by Brexit concerns mid-year, followed by sluggish sales in the company’s plumbing and heating division during the third quarter. Within Financials, Japanese Commercial Bank Mitsubishi UFJ Financial Group detracted from the Fund’s performance during the first half of the year, amid concerns about the impact of the Bank of Japan’s (BOJ’s) negative interest rate policy on earnings. Stock selection within Consumer Staples, specifically the Fund’s position in Belgium-based brewing giant Anheuser-Busch Inbev which reported disappointing third quarter earnings results mainly due to its Brazil business, detracted from performance. Within Brazil, Anheuser-Busch Inbev attributed its difficulties to several factors including the continued challenging consumer environment, negative currency hedging impact, delayed price increases and higher marketing expenses. Offsetting these detractors were positive contributions to the Fund’s relative performance from North American Oil & Gas producers Enerplus and Canadian Natural Resources, which were supported by rising commodity prices and improving production growth outlooks. Specific to Enerplus, the prospect of a potential sale of the company’s Marcellus shale assets was viewed favorably, with expectations that the sale proceeds would be used for debt reduction or an earnings-accretive acquisition. Among the Fund’s Real Estate holdings, Japan-based REIT Nippon Prologis’s share price was bolstered by the BOJ’s negative interest rate policy, which was expected to support margins by ensuring a favorable spread between financing costs and rental yields. The company also reported better-than-expected financial results for the first half of 2016, benefiting from high occupancy levels and positive rental growth for its logistics facilities. From a geographic attribution perspective, the primary detractors from the Fund’s relative performance in 2016 were stock selection within Japan and an overweighting in the U.K. These effects were partially mitigated by positive stock selection in Canada, along with the Fund’s Emerging Markets exposure.

Please refer to the Global Markets Review and Outlook relating to the Fund on page 36.

December 31, 2016	William Blair Funds	45

International Equity Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2016
	1 Year	3 Year	5 Year	10 Year
Class N	(0.27)%	(0.62)%	6.63%	0.64%
Class I	(0.02)	(0.36)	6.91	0.89
MSCI World Ex-U.S. Index (net)	2.75	(1.59)	6.07	0.86

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair Investment Management, LLC and William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) World Ex-U.S. Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on December 31, 2016. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

46	Annual Report	December 31, 2016

International Equity Fund

Portfolio of Investments, December 31, 2016 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Europe—34.0%
	Belgium—2.8%
	Anheuser-Busch InBev N.V. (Beverages)	10,272	$1,087
	UCB S.A. (Pharmaceuticals)	20,601	1,321
			2,408
	Finland—1.1%
	Kone Oyj Class “B” (Machinery)	20,706	928
	France—8.6%
	AXA S.A. (Insurance)	54,376	1,373
	BNP Paribas S.A. (Banks)	20,351	1,297
	Thales S.A. (Aerospace & defense)	16,088	1,560
	Total S.A. (Oil, gas & consumable fuels)	31,221	1,601
	Valeo S.A. (Auto components)	28,877	1,660
			7,491
	Germany—7.7%
	Fresenius Medical Care AG & Co. KGaA (Health care providers & services)	18,342	1,553
	Fresenius SE & Co. KGaA (Health care providers & services)	19,476	1,523
	Infineon Technologies AG (Semiconductors & semiconductor equipment)	49,655	863
	MTU Aero Engines AG (Aerospace & defense)	12,496	1,444
	Siemens AG (Industrial conglomerates)	10,818	1,330
			6,713
	Ireland—2.3%
	Accenture plc Class “A” (IT services)†	7,105	832
*	Ryanair Holdings plc-ADR (Airlines)	13,990	1,165
			1,997
	Italy—2.7%
	Intesa Sanpaolo SpA (Banks)	359,754	919
	Luxottica Group SpA (Textiles, apparel & luxury goods)	27,029	1,454
			2,373
	Netherlands—1.9%
*	NXP Semiconductors N.V. (Semiconductors & semiconductor equipment)†	3,800	372
	Royal Dutch Shell plc Class “A” (Oil, gas & consumable fuels)	48,324	1,322
			1,694
	Sweden—5.0%
	Assa Abloy AB Class “B” (Building products)	50,837	944
	Atlas Copco AB Class “A” (Machinery)	31,224	951
	Boliden AB (Metals & mining)	31,215	815
	Swedbank AB Class “A” (Banks)	68,871	1,665
			4,375
	Switzerland—1.9%
	Novartis AG (Pharmaceuticals)	12,006	874
	Straumann Holding AG (Health care equipment & supplies)	2,067	807
			1,681

Issuer	Shares	Value

Common Stocks—(continued)

United Kingdom—24.8%
Babcock International Group plc (Commercial services & supplies)	71,054	$835
BAE Systems plc (Aerospace & defense)	159,855	1,165
Compass Group plc (Hotels, restaurants & leisure)	109,945	2,034
Diageo plc (Beverages)	57,893	1,505
Experian plc (Professional services)	72,836	1,413
GlaxoSmithKline plc (Pharmaceuticals)	107,983	2,079
ITV plc (Media)	493,796	1,256
Johnson Matthey plc (Chemicals)	24,119	946
Prudential plc (Insurance)	80,228	1,609
Reckitt Benckiser Group plc (Household products)	17,235	1,463
RELX plc (Professional services)	89,875	1,605
Rio Tinto plc (Metals & mining)	29,518	1,149
Schroders plc (Capital markets)	30,110	1,112
UBM plc (Media)	68,018	613
Unilever N.V. (Personal products)	38,003	1,565
WPP plc (Media)	57,964	1,297
		21,646

Japan—18.7%
Daikin Industries, Ltd. (Building products)	15,818	1,453
Daito Trust Construction Co., Ltd. (Real estate management & development)	5,900	887
Denso Corporation (Auto components)	23,100	1,001
Fuji Heavy Industries, Ltd. (Automobiles)	41,672	1,701
GLP J-Reit (Equity real estate investment trusts (REITs))	1,047	1,206
Hoya Corporation (Health care equipment & supplies)	26,700	1,122
Japan Exchange Group, Inc. (Capital markets)	72,600	1,037
Keyence Corporation (Electronic equipment, instruments & components)	1,905	1,307
Mitsui Fudosan Co., Ltd. (Real estate management & development)	41,000	949
Nihon M&A Center, Inc. (Capital markets)	15,840	441
Nippon Prologis REIT, Inc. (Equity real estate investment trusts (REITs))	386	789
Nitori Holdings Co., Ltd. (Specialty retail)	6,000	686
ORIX Corporation (Diversified financial services)	105,929	1,653
SCSK Corporation (IT services)	28,563	1,000
Suruga Bank, Ltd. (Banks)	51,200	1,143
		16,375

Canada—9.4%
Canadian Apartment Properties REIT (Equity real estate investment trusts (REITs))	27,464	642
Canadian National Railway Co. (Road & rail)†	20,044	1,351
Canadian Natural Resources, Ltd. (Oil, gas & consumable fuels)	45,437	1,448

See accompanying Notes to Financial Statements.

December 31, 2016	William Blair Funds	47

International Equity Fund

Portfolio of Investments, December 31, 2016 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Canada—(continued)
	Enerplus Corporation (Oil, gas & consumable fuels)	99,794	$947
*	Lundin Mining Corporation (Metals & mining)	217,057	1,034
	Peyto Exploration & Development Corporation (Oil, gas & consumable fuels)	14,107	349
	Silver Wheaton Corporation (Metals & mining)†	30,339	586
	The Toronto-Dominion Bank (Banks)†	36,941	1,823
			8,180

	Emerging Asia—5.3%
	India—1.2%
	HDFC Bank, Ltd.—ADR (Banks)	16,999	1,031
	Taiwan—3.4%
	Largan Precision Co., Ltd. (Electronic equipment, instruments & components)	7,000	823
	Novatek Microelectronics Corporation (Semiconductors & semiconductor equipment)	172,000	569
	Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Semiconductors & semiconductor equipment)	56,458	1,623
			3,015
	Thailand—0.7%
	CP ALL PCL (Food & staples retailing)	350,200	611

	Asia—4.3%
	Australia—2.7%
	BHP Billiton, Ltd.—ADR (Metals & mining)	36,530	1,307
	Macquarie Group, Ltd. (Capital markets)	16,086	1,011
			2,318
	Hong Kong—1.6%
	AIA Group, Ltd. (Insurance)	250,586	1,414

	Emerging Latin America—1.8%
	Mexico—1.1%
	Grupo Financiero Santander Mexico S.A.B. de C.V. Class “B” (Banks)	696,100	1,001
	Peru—0.7%
	Credicorp, Ltd. (Banks)†	3,886	613
	Total Common Stocks—98.3% (cost $78,887)		85,864

	Principal
Issuer	Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.030% dated 12/30/16, due 1/3/17, repurchase price $1,380, collateralized by U.S. Treasury Bond, 3.375%, due 5/15/44	$1,380	$1,380
Total Repurchase Agreement—1.6% (cost $1,380)		1,380
Total Investments—99.9% (cost $80,267)		87,244
Cash and other assets, less liabilities—0.1%		93
Net assets—100.0%		$87,337

ADR = American Depository Receipt

† = U.S. listed foreign security

* = Non-income producing securities

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At December 31, 2016, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Financials	22.3%
Industrials	18.8%
Consumer Discretionary	13.6%
Health Care	10.8%
Information Technology	8.6%
Consumer Staples	7.3%
Materials	6.8%
Energy	6.6%
Real Estate	5.2%
Total	100.0%

At December 31, 2016, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Euro	26.5%
British Pound Sterling	23.4%
Japanese Yen	19.1%
U.S. Dollar	12.5%
Canadian Dollar	5.1%
Swedish Krona	5.1%
Swiss Franc	2.0%
Hong Kong Dollar	1.6%
New Taiwan Dollar	1.6%
Australian Dollar	1.2%
Mexican Peso	1.2%
All Other Currencies	0.7%
Total	100.0%

See accompanying Notes to Financial Statements.

48	Annual Report	December 31, 2016

Institutional International Equity Fund

The Institutional International Equity Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

David Merjan John C. Murphy

The William Blair Institutional International Equity Fund posted a 0.27% decrease, net of fees, for the twelve months ended December 31, 2016. By comparison, the Fund’s benchmark index, the MSCI World ex-U.S. Index (net) (the “Index”), increased 2.75%.

Adverse style effects broadly detracted from the Fund’s calendar year 2016 performance versus the Index. The Fund’s overweight to higher growth, higher valuation companies with relatively strong earnings trends was detrimental amid an environment of low valuation market leadership. From a sector attribution perspective, stock selection in Industrials, Financials and Consumer Staples were significant detractors from the Fund’s performance relative to the Index for the year. These effects were mitigated by positive stock selection in Energy and Real Estate, along with the Fund’s overweight position and stock selection in Information Technology. Within the Industrials sector, U.K. holdings were the primary detractor from the Fund’s relative performance during the year. British home improvement retailer Travis Perkins’s share price was hurt by Brexit concerns mid-year, followed by a soft sales forecast for the third quarter due to sluggish sales in the company’s plumbing and heating division. Within Financials, Japanese Commercial Bank Mitsubishi UFJ Financial Group detracted from the Fund’s performance during the first half of the year, amid concerns about the impact of the Bank of Japan’s (BOJ’s) negative interest rate policy on earnings. Stock selection within Consumer Staples, specifically the Fund’s position in Belgium-based brewing giant Anheuser-Busch Inbev which reported disappointing third quarter earnings results mainly due to its Brazil business, detracted from performance. Within Brazil, Anheuser-Busch Inbev attributed its difficulties to several factors including the continued challenging consumer environment, negative currency hedging impact, delayed price increases and higher marketing expenses. Offsetting these detractors were positive contributions to the Fund’s relative performance from North American Oil & Gas producers Enerplus and Canadian Natural Resources, which were supported by rising commodity prices and improving production growth outlooks. Specific to Enerplus, the prospect of a potential sale of the company’s Marcellus shale assets was viewed favorably, with expectations that the sale proceeds would be used for debt reduction or an earnings-accretive acquisition. Among the Fund’s Real Estate holdings, Japan-based REIT Nippon Prologis’s share price was bolstered by the BOJ’s negative interest rate policy, which was expected to support margins by ensuring a favorable spread between financing costs and rental yields. The company also reported better-than-expected financial results for the First half of 2016, benefiting from high occupancy levels and positive rental growth for its logistics facilities. From a geographic attribution perspective, the primary detractors from the Fund’s relative performance in 2016 were stock selection within Japan and an overweighting in the U.K. These effects were partially mitigated by positive stock selection in Canada, along with the Fund’s Emerging Markets exposure.

Please refer to the Global Markets Review and Outlook relating to the Fund on page 36.

December 31, 2016	William Blair Funds	49

Institutional International Equity Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2016
	1 Year	3 Year	5 Year	10 Year
Institutional Class	(0.27)%	(0.64)%	6.80%	0.77%
MSCI World Ex-U.S. Index (net)	2.75	(1.59)	6.07	0.86

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Shares of the Fund are available without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) World Ex-U.S. Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on December 31, 2016. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

50	Annual Report	December 31, 2016

Institutional International Equity Fund

Portfolio of Investments, December 31, 2016 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Europe—34.2%
	Belgium—2.8%
	Anheuser-Busch InBev S.A. (Beverages)	1,956	$207
	UCB S.A. (Pharmaceuticals)	3,928	252
			459
	Finland—1.1%
	Kone Oyj Class ‘‘B’’ (Machinery)	3,950	177
	France—8.6%
	AXA S.A. (Insurance)	10,373	262
	BNP Paribas S.A. (Banks)	3,883	247
	Thales S.A. (Aerospace & defense)	3,069	298
	Total S.A. (Oil, gas & consumable fuels)	5,956	305
	Valeo S.A. (Auto components)	5,509	317
			1,429
	Germany—7.7%
	Fresenius Medical Care AG & Co. KGaA (Health care providers & services)	3,495	296
	Fresenius SE & Co. KGaA (Health care providers & services)	3,711	290
	Infineon Technologies AG (Semiconductors & semiconductor equipment)	9,473	164
	MTU Aero Engines AG (Aerospace & defense)	2,377	275
	Siemens AG (Industrial conglomerates)	2,064	254
			1,279
	Ireland—2.3%
	Accenture plc Class “A” (IT services)†	1,352	159
	*Ryanair Holdings plc—ADR (Airlines)	2,669	222
			381
	Italy—2.7%
	Intesa Sanpaolo SpA (Banks)	68,546	175
	Luxottica Group SpA (Textiles, apparel & luxury goods)	5,149	277
			452
	Netherlands—2.0%
*	NXP Semiconductors N.V. (Semiconductors & semiconductor equipment)†	872	86
	Royal Dutch Shell plc Class “A” (Oil, gas & consumable fuels)	9,215	252
			338
	Sweden—5.1%
	Assa Abloy AB Class “B” (Building products)	9,698	180
	Atlas Copco AB Class “A” (Machinery)	5,956	181
	Boliden AB (Metals & mining)	5,952	155
	Swedbank AB Class “A” (Banks)	13,138	318
			834
	Switzerland—1.9%
	Novartis AG (Pharmaceuticals)	2,284	166
	Straumann Holding AG (Health care equipment & supplies)	394	154
			320

Issuer	Shares	Value

Common Stocks—(continued)

United Kingdom—24.9%
Babcock International Group plc (Commercial services & supplies)	13,556	$159
BAE Systems plc (Aerospace & defense)	30,412	222
Compass Group plc (Hotels, restaurants & leisure)	20,973	388
Diageo plc (Beverages)	11,040	287
Experian plc (Professional services)	13,894	270
GlaxoSmithKline plc (Pharmaceuticals)	20,591	396
ITV plc (Media)	94,197	240
Johnson Matthey plc (Chemicals)	4,595	180
Prudential plc (Insurance)	15,304	307
Reckitt Benckiser Group plc (Household products)	3,288	279
RELX plc (Professional services)	17,145	306
Rio Tinto plc (Metals & mining)	5,631	219
Schroders plc (Capital markets)	5,744	212
UBM plc (Media)	12,975	117
Unilever N.V. (Personal products)	7,247	298
WPP plc (Media)	11,057	248
		4,128

Japan—19.0%
Daikin Industries, Ltd. (Building products)	3,006	276
Daito Trust Construction Co., Ltd. (Real estate management & development)	1,100	166
Denso Corporation (Auto components)	4,400	191
Fuji Heavy Industries, Ltd. (Automobiles)	7,900	323
GLP J-Reit (Equity real estate investment trusts (REITs))	199	229
Hoya Corporation (Health care equipment & supplies)	5,100	214
Japan Exchange Group, Inc. (Capital markets)	13,800	197
Keyence Corporation (Electronic equipment, instruments & components)	400	275
Mitsui Fudosan Co., Ltd. (Real estate management & development)	8,000	185
Nihon M&A Center, Inc. (Capital markets)	3,000	83
Nippon Prologis REIT, Inc. (Equity real estate investment trusts (REITs))	74	151
Nitori Holdings Co., Ltd. (Specialty retail)	1,100	126
ORIX Corporation (Diversified financial services)	20,212	315
SCSK Corporation (IT services)	5,483	192
Suruga Bank, Ltd. (Banks)	9,800	219
		3,142

Canada—9.4%
Canadian Apartment Properties REIT (Equity real estate investment trusts (REITs))	5,240	122
Canadian National Railway Co. (Road & rail)†	3,824	258
Canadian Natural Resources, Ltd. (Oil, gas & consumable fuels)	8,654	276

See accompanying Notes to Financial Statements.

December 31, 2016	William Blair Funds	51

Institutional International Equity Fund

Portfolio of Investments, December 31, 2016 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Canada—(continued)
	Enerplus Corporation (Oil, gas & consumable fuels)	19,006	$180
*	Lundin Mining Corporation (Metals & mining)	41,408	197
	Peyto Exploration & Development Corporation (Oil, gas & consumable fuels)	2,691	67
	Silver Wheaton Corporation (Metals & mining)†	5,787	112
	The Toronto-Dominion Bank (Banks)†	7,047	348
			1,560

	Emerging Asia—5.1%
	India—1.2%
	HDFC Bank, Ltd.—ADR (Banks)	3,243	197
	Taiwan—3.2%
	Largan Precision Co., Ltd. (Electronic equipment, instruments & components)	1,000	117
	Novatek Microelectronics Corporation (Semiconductors & semiconductor equipment)	33,000	109
	Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Semiconductors & semiconductor equipment)	10,770	310
			536
	Thailand—0.7%
	CP ALL PCL (Food & staples retailing)	66,600	116

	Asia—4.3%
	Australia—2.7%
	BHP Billiton, Ltd.—ADR (Metals & mining)	6,966	249
	Macquarie Group, Ltd. (Capital markets)	3,068	193
			442
	Hong Kong—1.6%
	AIA Group, Ltd. (Insurance)	47,871	270

	Emerging Latin America—1.9%
	Mexico—1.2%
	Grupo Financiero Santander Mexico S.A.B. de C.V. Class “B” (Banks)	132,300	190
	Peru—0.7%
	Credicorp, Ltd. (Banks)†	741	117
	Total Common Stocks—98.8% (cost $15,038)		16,367

	Principal
Issuer	Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.030% dated 12/30/16, due 1/3/17, repurchase price $206, collateralized by U.S. Treasury Bond, 3.000%, due 5/15/45	$206	$206
Total Repurchase Agreement—1.2% (cost $206)		206
Total Investments—100.0% (cost $15,244)		16,573
Liabilities, plus cash and other assets—0.0%		(8)
Net assets—100.0%		$16,565

ADR = American Depository Receipt

† = U.S. listed foreign security

* = Non-income producing securities

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At December 31, 2016, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Financials	22.3%
Industrials	18.8%
Consumer Discretionary	13.6%
Health Care	10.8%
Information Technology	8.6%
Consumer Staples	7.3%
Materials	6.8%
Energy	6.6%
Real Estate	5.2%
Total	100.0%

At December 31, 2016, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Euro	26.5%
British Pound Sterling	23.4%
Japanese Yen	19.2%
U.S. Dollar	12.6%
Canadian Dollar	5.1%
Swedish Krona	5.1%
Swiss Franc	2.0%
Hong Kong Dollar	1.6%
New Taiwan Dollar	1.4%
Australian Dollar	1.2%
Mexican Peso	1.2%
All Other Currencies	0.7%
Total	100.0%

See accompanying Notes to Financial Statements.

52	Annual Report	December 31, 2016

International Growth Fund

The International Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Stephanie G. Braming Simon Fennell Jeffrey A. Urbina

The William Blair International Growth Fund (Class N shares) posted a 2.88% decrease, net of fees, for the twelve months ended December 31, 2016. By comparison, the Fund’s benchmark index, the MSCI All Country World ex-U.S. IMI Index (net) (the “Index”), increased 4.41%.

Adverse style effects broadly detracted from the Fund’s calendar year 2016 performance versus the Index. The Fund’s overweight to higher growth, higher valuation companies with relatively strong earnings trends was detrimental amid an environment of low valuation market leadership. From a sector attribution perspective, stock selection in Financials, Materials and Real Estate were significant detractors from the Fund’s performance relative to the Index for the year. These effects were mitigated by positive stock selection in Healthcare, along with an overweight position in Information Technology and underweight positions in Real Estate and Utilities. Within Financials, stock selection in Banks and Insurance detracted from the Fund’s relative performance. Within Materials, the Fund’s performance was hampered by a lack of exposure to Metals & Mining stocks, which rallied strongly on global growth recovery prospects and the market’s rotation into value orientated stocks. Chemicals holdings also detracted from the Fund’s relative performance in the Materials sector. Within the Real Estate sector, U.K. REIT Derwent London, which owns, develops and refurbishes properties in central London, was negatively impacted by concerns of slowing demand for London office space due to Brexit. Property developer China Overseas Land & Investment’s share price was hampered by concerns about lending policy tightening measures in Shanghai and other mainland cities, despite the company’s strong revenue and operating profit growth trends. Within the Healthcare sector, Swiss biotechnology company Actelion benefited from positive sales trends in its pulmonary arterial hypertension (PAH) drugs Uptravi and Opsumit, in addition to news that the company was in merger talks with French pharmaceutical company Sanofi after Johnson & Johnson dropped its own takeover offer for Actelion. From a geographic attribution perspective, the primary detractors from the Fund’s relative performance in 2016 were stock selection within Japan, notably within Japanese Consumer Discretionary stocks, and the U.K., as the Fund’s U.K. Financials holdings lagged.

Please refer to the Global Markets Review and Outlook relating to the Fund on page 36.

December 31, 2016	William Blair Funds	53

International Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2016
	1 Year	3 Year	5 Year	10 Year
Class N	(2.88)%	(2.12)%	6.58%	1.24%
Class I	(2.54)	(1.82)	6.89	1.55
MSCI ACW Ex-U.S. IMI (net)	4.41	(1.44)	5.35	1.22

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair Investment Management, LLC and William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) Ex-U.S. Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on December 31, 2016. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

54	Annual Report	December 31, 2016

International Growth Fund

Portfolio of Investments, December 31, 2016 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Europe, Mid-East—38.1%
	Austria—0.1%
	Lenzing AG (Chemicals)	16,503	$1,998
	Belgium—1.5%
	Bekaert S.A. (Metals & mining)	106,246	4,304
	Colruyt S.A. (Food & staples retailing)	124,927	6,181
	KBC Groep N.V. (Banks)	566,366	35,074
			45,559
	Denmark—1.0%
	DSV A/S (Road & rail)	258,268	11,490
	Pandora A/S (Textiles, apparel & luxury goods)	137,977	18,052
			29,542
	Finland—0.9%
	Huhtamaki Oyj (Containers & packaging)	118,902	4,416
	Kone Oyj Class “B” (Machinery)	529,428	23,724
			28,140
	France—15.5%
	Arkema S.A. (Chemicals)	194,046	18,984
	Atos SE (IT services)	216,696	22,868
	AXA S.A. (Insurance)	2,166,884	54,709
	bioMerieux (Health care equipment & supplies)	33,334	4,979
	BNP Paribas S.A. (Banks)	879,916	56,084
	Christian Dior SE (Textiles, apparel & luxury goods)	76,030	15,947
	Cie Generale des Etablissements Michelin (Auto components)	212,318	23,624
	Cie Plastic Omnium S.A. (Auto components)	229,705	7,334
	Hermes International (Textiles, apparel & luxury goods)	26,015	10,680
	Ipsen S.A. (Pharmaceuticals)	72,994	5,279
*	Nexity S.A. (Real estate management & development)	84,547	3,957
	Rubis SCA (Gas utilities)	58,394	4,815
	Schneider Electric SE (Electrical equipment)	655,382	45,608
	SEB S.A. (Household durables)	31,505	4,270
	Sodexo S.A. (Hotels, restaurants & leisure)	133,041	15,293
	Technicolor S.A. (Media)	568,568	3,076
	Technip S.A. (Energy equipment & services)	168,663	12,039
	Thales S.A. (Aerospace & defense)	382,241	37,070
	Total S.A. (Oil, gas & consumable fuels)	929,944	47,692
	Valeo S.A. (Auto components)	454,468	26,125
	Vinci S.A. (Construction & engineering)	595,463	40,555
			460,988
	Germany—2.4%
	Bechtle AG (IT services)	41,122	4,278
	Deutsche Telekom AG (Diversified telecommunication services)	1,458,514	25,110
	Evonik Industries AG (Chemicals)	266,911	7,974

	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe, Mid-East—(continued)
	Germany—(continued)
	KION Group AG (Machinery)	88,332	$4,915
	MTU Aero Engines AG (Aerospace & defense)	103,082	11,914
	TUI AG (Hotels, restaurants & leisure)	864,944	12,123
	Wirecard AG (IT services)	124,129	5,343
			71,657
	Ireland—1.9%
	CRH plc (Construction materials)	902,898	31,322
	Greencore Group plc (Food products)	2,396,660	7,281
*	ICON plc (Life sciences tools & services)†	141,079	10,609
	Kingspan Group plc (Building products)	249,883	6,786
			55,998
	Israel—0.8%
*	Check Point Software Technologies, Ltd. (Software)†	281,098	23,742
	Italy—1.8%
	Azimut Holding SpA (Capital markets)	298,574	4,985
	Banca Generali SpA (Capital markets)	384,667	9,175
	Brembo SpA (Auto components)	74,365	4,501
	Interpump Group SpA (Machinery)	414,442	6,784
	Intesa Sanpaolo SpA (Banks)	9,026,140	23,050
	Recordati SpA (Pharmaceuticals)	168,109	4,764
			53,259
	Luxembourg—0.2%
	Eurofins Scientific SE (Life sciences tools & services)	14,023	5,978
	Netherlands—2.2%
	Randstad Holding N.V. (Professional services)	168,369	9,133
	Royal Dutch Shell plc Class “A” (Oil, gas & consumable fuels)	2,048,076	56,021
			65,154
	Norway—0.2%
	Gjensidige Forsikring ASA (Insurance)	458,825	7,279
	Portugal—0.2%
	Jeronimo Martins SGPS S.A. (Food & staples retailing)	338,425	5,251
	Spain—2.8%
	Aena S.A. (Transportation infrastructure)	108,115	14,755
	Amadeus IT Group S.A. (IT services)	479,673	21,798
	Bankinter S.A. (Banks)	2,399,491	18,590
	Industria de Diseno Textil S.A. (Specialty retail)	692,716	23,647
	Prosegur Cia de Seguridad S.A. (Commercial services & supplies)	650,374	4,067
			82,857

See accompanying Notes to Financial Statements.

December 31, 2016	William Blair Funds	55

International Growth Fund

Portfolio of Investments, December 31, 2016 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe, Mid-East—(continued)
	Sweden—3.5%
	BillerudKorsnas AB (Containers & packaging)	250,953	$4,214
	Boliden AB (Metals & mining)	412,198	10,763
	Fabege AB (Real estate management & development)	266,464	4,355
	Hexpol AB (Chemicals)	480,537	4,449
	Hufvudstaden AB Class “A” (Real estate management & development)	278,171	4,394
	Husqvarna AB Class “B” (Household durables)	547,392	4,257
	Intrum Justitia AB (Commercial services & supplies)	206,088	6,954
	SKF AB Class “B” (Machinery)	987,230	18,161
	Swedbank AB Class “A” (Banks)	2,008,285	48,562
			106,109
	Switzerland—3.1%
*	Actelion, Ltd. (Biotechnology)	131,238	28,418
	Adecco Group AG (Professional services)	141,349	9,251
*	Cembra Money Bank AG (Consumer finance)	62,432	4,549
*	dormakaba Holding AG (Building products)	6,185	4,598
	Logitech International S.A. (Technology hardware, storage & peripherals)	179,957	4,489
*	Lonza Group AG (Life sciences tools & services)	97,466	16,874
*	Luxoft Holding, Inc. (IT services)†	65,262	3,668
	Partners Group Holding AG (Capital markets)	44,732	20,965
			92,812

	Japan—19.5%
	Ain Holdings, Inc. (Food & staples retailing)	3,400	225
	Alps Electric Co., Ltd. (Electronic equipment, instruments & components)	368,100	8,901
	Asahi Intecc Co., Ltd. (Health care equipment & supplies)	89,200	3,614
	Asahi Kasei Corporation (Chemicals)	2,535,000	22,113
	Daifuku Co., Ltd. (Machinery)	292,326	6,235
	Daikin Industries, Ltd. (Building products)	471,700	43,326
	Daito Trust Construction Co., Ltd. (Real estate management & development)	51,600	7,761
	Daiwa House Industry Co., Ltd. (Real estate management & development)	515,500	14,097
	FANUC Corporation (Machinery)	209,100	35,451
	Fuji Electric Co., Ltd. (Electrical equipment)	1,014,000	5,258
	Fuji Heavy Industries, Ltd. (Automobiles)	1,184,500	48,363
	Fujitsu General, Ltd. (Household durables)	200,000	4,234
	Haseko Corporation (Household durables)	581,000	5,911
	Hitachi Chemical Co., Ltd. (Chemicals)	147,000	3,676
	ITOCHU Corporation (Trading companies & distributors)	869,000	11,540

	Issuer	Shares	Value

	Common Stocks—(continued)

	Japan—(continued)
	Keyence Corporation (Electronic equipment, instruments & components)	37,200	$25,527
*	LINE Corporation—ADR (Software)	114,200	3,884
	Lion Corporation (Household products)	291,000	4,780
	M3, Inc. (Health care technology)	175,300	4,417
	MISUMI Group, Inc. (Trading companies & distributors)	223,500	3,679
	Mitsubishi Electric Corporation (Electrical equipment)	1,678,000	23,395
	Mitsubishi UFJ Financial Group, Inc. (Banks)	6,545,600	40,335
	Mitsui Mining & Smelting Co., Ltd. (Metals & mining)	975,649	2,471
	Nichias Corporation (Building products)	368,000	3,552
	Nihon M&A Center, Inc. (Capital markets)	138,400	3,849
	Nippon Prologis REIT, Inc. (Equity real estate investment trusts (REITs))	2,172	4,440
	Nissan Chemical Industries, Ltd. (Chemicals)	230,700	7,708
	Nitori Holdings Co., Ltd. (Specialty retail)	129,300	14,780
	Oracle Corporation Japan (Software)	72,600	3,659
	ORIX Corporation (Diversified financial services)	2,733,300	42,657
	Park24 Co., Ltd. (Commercial services & supplies)	249,500	6,767
	Pola Orbis Holdings, Inc. (Personal products)	87,600	7,233
	SCSK Corporation (IT services)	163,700	5,729
	Shimamura Co., Ltd. (Specialty retail)	36,000	4,494
	Shionogi & Co., Ltd. (Pharmaceuticals)	489,300	23,440
	SoftBank Group Corporation (Wireless telecommunication services)	368,400	24,476
	Sumitomo Mitsui Financial Group, Inc. (Banks)	953,800	36,397
	Taisei Corporation (Construction & engineering)	1,615,000	11,303
	Temp Holdings Co., Ltd. (Professional services)	308,600	4,787
	TIS, Inc. (IT services)	197,800	4,231
	Tokio Marine Holdings, Inc. (Insurance)	717,100	29,426
	Tsuruha Holdings, Inc. (Food & staples retailing)	87,300	8,291
	Zenkoku Hosho Co., Ltd. (Diversified financial services)	125,200	4,022
			580,434

	United Kingdom—14.7%
	3i Group plc (Capital markets)	1,336,773	11,598
	Babcock International Group plc (Commercial services & supplies)	532,571	6,255
	BAE Systems plc (Aerospace & defense)	2,968,041	21,636
	Bellway plc (Household durables)	245,506	7,491
	Berendsen plc (Commercial services & supplies)	292,548	3,139
	BHP Billiton plc (Metals & mining)	2,211,621	35,610

See accompanying Notes to Financial Statements.

56	Annual Report	December 31, 2016

International Growth Fund

Portfolio of Investments, December 31, 2016 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	United Kingdom—(continued)
	British American Tobacco plc (Tobacco)	427,799	$24,365
	Bunzl plc (Trading companies & distributors)	510,753	13,275
	Cineworld Group plc (Media)	559,315	3,895
	Close Brothers Group plc (Capital markets)	202,618	3,608
	Compass Group plc (Hotels, restaurants & leisure)	1,690,273	31,267
	Domino’s Pizza Group plc (Hotels, restaurants & leisure)	981,549	4,365
	GlaxoSmithKline plc (Pharmaceuticals)	1,249,659	24,056
	Halma plc (Electronic equipment, instruments & components)	381,453	4,219
	Hiscox, Ltd. (Insurance)	613,309	7,687
	Informa plc (Media)	2,099,312	17,593
	Intermediate Capital Group plc (Capital markets)	613,099	5,289
	Intertek Group plc (Professional services)	170,115	7,298
	John Wood Group plc (Energy equipment & services)	441,497	4,766
	Johnson Matthey plc (Chemicals)	391,116	15,338
	Jupiter Fund Management plc (Capital markets)	709,691	3,880
	Micro Focus International plc (Software)	370,904	9,960
	Moneysupermarket.com Group plc (Internet software & services)	918,324	3,328
	Playtech plc (Software)	529,829	5,394
	Provident Financial plc (Consumer finance)	165,977	5,828
	Renishaw plc (Electronic equipment, instruments & components)	130,246	4,058
	Rio Tinto, Ltd. (Metals & mining)	1,260,186	54,474
	Spirax-Sarco Engineering plc (Machinery)	148,601	7,662
*	Subsea 7 S.A. (Energy equipment & services)	401,827	5,086
	The Sage Group plc (Software)	1,502,603	12,129
	UBM plc (Media)	917,382	8,270
	Unilever plc (Personal products)	113,638	4,611
	Victrex plc (Chemicals)	208,886	4,971
	WH Smith plc (Specialty retail)	287,380	5,518
	Wolseley plc (Trading companies & distributors)	429,743	26,280
	WPP plc (Media)	1,109,115	24,822
			439,021

	Emerging Asia—10.4%
	China—3.5%
	Anhui Conch Cement Co., Ltd. Class “H” (Construction materials)	3,064,500	8,339
	China Overseas Land & Investment, Ltd. (Real estate management & development)	6,518,000	17,273
	ENN Energy Holdings, Ltd. (Gas utilities)	1,578,000	6,491
	Industrial and Commercial Bank of China, Ltd. Class “H” (Banks)	50,844,000	30,489
	PICC Property & Casualty Co., Ltd. Class “H” (Insurance)	6,718,000	10,465

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	China—(continued)
	Ping An Insurance Group Co. of China, Ltd. Class “H” (Insurance)	5,936,500	$29,704
*	Xinyi Solar Holdings, Ltd. (Semiconductors & semiconductor equipment)	10,204,000	3,316
			106,077
	India—2.6%
	Bharat Petroleum Corporation, Ltd. (Oil, gas & consumable fuels)	715,157	6,680
	Britannia Industries, Ltd. (Food products)	94,461	4,012
	Eicher Motors, Ltd. (Machinery)	15,041	4,826
	HCL Technologies, Ltd. (IT services)	659,054	8,013
	HDFC Bank, Ltd. (Banks)	790,298	14,007
	IndusInd Bank, Ltd. (Banks)	464,860	7,582
	Maruti Suzuki India, Ltd. (Automobiles)	126,727	9,925
	Motherson Sumi Systems, Ltd. (Auto components)	930,128	4,457
	UPL, Ltd. (Chemicals)	525,349	5,007
	Voltas, Ltd. (Construction & engineering)	794,643	3,817
	Yes Bank, Ltd. (Banks)	511,044	8,697
			77,023
	Indonesia—0.5%
	PT Bank Central Asia Tbk (Banks)	13,634,600	15,686
	South Korea—2.8%
	Samsung Electronics Co., Ltd. (Technology hardware, storage & peripherals)	32,539	48,547
*	SK Hynix, Inc. (Semiconductors & semiconductor equipment)	912,680	33,778
			82,325
	Taiwan—1.0%
	Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Semiconductors & semiconductor equipment)	1,023,819	29,435

	Western Hemisphere—8.0%

	Canada—7.1%
	Alimentation Couche Tard, Inc. Class “B” (Food & staples retailing)	224,641	10,186
	Brookfield Asset Management, Inc. Class “A” (Capital markets)†	163,146	5,385
	Canadian National Railway Co. (Road & rail)	376,385	25,331
	Canadian Natural Resources, Ltd. (Oil, gas & consumable fuels)	1,016,851	32,407
*	CGI Group, Inc. Class “A” (IT services)	399,974	19,197
	Constellation Software, Inc. (Software)	24,820	11,279
	Dollarama, Inc. (Multiline retail)	234,770	17,202
	Finning International, Inc. (Trading companies & distributors)	215,990	4,229
	Intact Financial Corporation (Insurance)	135,429	9,693
	Suncor Energy, Inc. (Oil, gas & consumable fuels)	741,900	24,257
	The Toronto-Dominion Bank (Banks)	1,048,391	51,707
			210,873

See accompanying Notes to Financial Statements.

December 31, 2016	William Blair Funds	57

International Growth Fund

Portfolio of Investments, December 31, 2016 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Western Hemisphere—(continued)
	United States—0.9%
	Shire plc (Biotechnology)	484,550	$27,971

	Asia—3.3%
	Australia—2.2%
	Domino’s Pizza Enterprises, Ltd. (Hotels, restaurants & leisure)	88,823	4,166
	Downer EDI, Ltd. (Commercial services & supplies)	1,050,836	4,618
	JB Hi-Fi, Ltd. (Specialty retail)	292,648	5,922
	Macquarie Group, Ltd. (Capital markets)	755,756	47,515
	Vicinity Centres (Equity real estate investment trusts (REITs))	1,902,671	4,105
			66,326
	Hong Kong—0.9%
	AIA Group, Ltd. (Insurance)	4,620,200	26,067
*	China High Precision Automation Group, Ltd. (Electronic equipment, instruments & components)**§	6,597,000	—
			26,067
	New Zealand—0.2%
	Spark New Zealand, Ltd. (Diversified telecommunication services)	2,088,923	4,948

	Emerging Europe, Mid-East, Africa—1.8%
	Hungary—0.2%
	MOL Hungarian Oil & Gas plc (Oil, gas & consumable fuels)	70,810	4,974
	South Africa—0.9%
	Bid Corporation, Ltd. (Food & staples retailing)	286,848	5,120
	Bidvest Group, Ltd. (Industrial conglomerates)	286,848	3,786
	RMB Holdings, Ltd. (Diversified financial services)	985,828	4,766
	Sanlam, Ltd. (Insurance)	1,524,969	6,984
	The Spar Group, Ltd. (Food & staples retailing)	460,800	6,663
			27,319
	Turkey—0.3%
	Turkiye Garanti Bankasi A.S. (Banks)	4,133,437	8,930
	United Arab Emirates—0.4%
	Dubai Islamic Bank PJSC (Banks)	7,302,445	11,074

	Emerging Latin America—1.3%
	Brazil—0.6%
	BB Seguridade Participacoes S.A. (Insurance)	1,684,100	14,643
	Engie Brasil Energia S.A. (Independent power & renewable electricity producers)	366,900	3,946
			18,589
		Shares or
		Principal
	Issuer	Amount	Value

	Common Stocks—(continued)

	Emerging Latin America—(continued)
	Mexico—0.3%
	Arca Continental S.A.B. de C.V. (Beverages)	1,497,175	$7,789
	Peru—0.4%
	Credicorp, Ltd. (Banks)†	84,043	13,267
	Total Common Stocks—97.1% (cost $2,690,422)		2,894,451

	Preferred Stocks
	Brazil—1.3%
	Itau Unibanco Holding S.A. (Banks)	1,443,040	15,008
*	Petroleo Brasileiro S.A. (Oil, gas & consumable fuels)	5,064,800	23,140
			38,148
	Germany—0.1%
	Sartorius AG (Health care equipment & supplies)	58,300	4,327
	Total Preferred Stocks—1.4% (cost $43,939)		42,475

	Affiliated Fund
	China—0.0%
	William Blair China A-Share Fund, LLC§	10,158	164
	Total Affiliated Fund—0.0% (cost $102)		164

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.030% dated 12/30/16, due 1/3/17, repurchase price $47,301, collateralized by U.S. Treasury Bond, 3.375%, due 5/15/44	$47,300	47,300
	Total Repurchase Agreement—1.6% (cost $47,300)		47,300
	Total Investments—100.1% (cost $2,781,763)		2,984,390
	Liabilities, plus cash and other assets—(0.1)%		(3,145)
	Net assets—100.0%		$2,981,245

ADR = American Depository Receipt

* = Non-income producing securities

† = U.S. listed foreign security

** = Fair valued pursuant to Valuation Procedures approved by the Board of Trustees. This holding represents 0.00% of the Fund’s net assets at December 31, 2016.

§ = Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. These holdings represent 0.01% of the Fund’s net assets at December 31, 2016.

See accompanying Notes to Financial Statements.

58	Annual Report	December 31, 2016

International Growth Fund

Portfolio of Investments, December 31, 2016 (all dollar amounts in thousands)

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At December 31, 2016, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Financials	27.5%
Industrials	18.5%
Consumer Discretionary	13.3%
Information Technology	11.3%
Materials	8.4%
Energy	7.4%
Health Care	5.6%
Consumer Staples	3.5%
Real Estate	2.1%
Telecommunication Services	1.9%
Utilities	0.5%
Total	100.0%

At December 31, 2016, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Euro	29.4%
Japanese Yen	19.6%
British Pound Sterling	14.1%
Canadian Dollar	7.0%
Hong Kong Dollar	4.5%
Australian Dollar	4.1%
Swedish Krona	3.6%
U.S. Dollar	3.1%
Swiss Franc	3.1%
South Korean Won	2.8%
Indian Rupee	2.6%
Brazilian Real	1.9%
Danish Krone	1.0%
All Other Currencies	3.2%
Total	100.0%

As of December 31, 2016, the Fund invested in William Blair China A-Share Fund, LLC, an affiliated fund. There are no unfunded commitments to the affiliated fund. The Fund is subject to repatriation and other redemption restrictions imposed on the William Blair China A-Share Fund, LLC by the Chinese government.

	Share Activity				Year Ended December 31, 2016
Security Name	Balance 12/31/2015	Purchases	Sales	Balance 12/31/2016	Value	Dividend Income	Net realized gain (loss)	Change in net unrealized appreciation (depreciation)
William Blair China A-Share Fund, LLC	223,614	—	213,456	10,158	$164	$—	$1,574	$(1,630)

See accompanying Notes to Financial Statements.

December 31, 2016	William Blair Funds	59

Institutional International Growth Fund

The Institutional International Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Stephanie G. Braming Simon Fennell Jeffrey A. Urbina

The William Blair Institutional International Growth Fund posted a 2.40% decrease, net of fees, for the twelve months ended December 31, 2016. By comparison, the Fund’s benchmark index, the MSCI All Country World ex-U.S. IMI Index (net) (the “Index”), increased 4.41%.

Adverse style effects broadly detracted from the Fund’s calendar year 2016 performance versus the Index. The Fund’s overweight to higher growth, higher valuation companies with relatively strong earnings trends was detrimental amid an environment of low valuation market leadership. From a sector attribution perspective, stock selection in Financials, Materials and Real Estate were significant detractors from the Fund’s performance relative to the Index for the year. These effects were mitigated by positive stock selection in Healthcare, along with an overweight position in Information Technology and underweight positions in Real Estate and Utilities. Within Financials, stock selection in Banks and Insurance detracted from the Fund’s relative performance. Within Materials, the Fund’s performance was hampered by a lack of exposure to Metals & Mining stocks, which rallied strongly on global growth recovery prospects and the market’s rotation into value orientated stocks. Chemicals holdings also detracted from the Fund’s relative performance in the Materials sector. Within the Real Estate sector, U.K. REIT Derwent London, which owns, develops and refurbishes properties in central London, was negatively impacted by concerns of slowing demand for London office space due to Brexit. Property developer China Overseas Land & Investment’s share price was hampered by concerns about policy tightening measures in Shanghai and other mainland cities, despite the company’s strong revenue and operating profit growth trends. Within the Healthcare sector, Swiss biotechnology company Actelion benefited from positive sales trends in its pulmonary arterial hypertension (PAH) drugs Uptravi and Opsumit, in addition to news that the company was in merger talks with French pharmaceutical company Sanofi after Johnson & Johnson dropped its own takeover offer for Actelion. From a geographic attribution perspective, the primary detractors from the Fund’s relative performance in 2016 were stock selection within Japan, notably within Japanese Consumer Discretionary stocks, and the U.K., as the Fund’s U.K. Financials holdings lagged.

Please refer to the Global Markets Review and Outlook relating to the Fund on page 36.

60	Annual Report	December 31, 2016

Institutional International Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2016
	1 Year	3 Year	5 Year	10 Year
Institutional Class	(2.40)%	(1.66)%	7.01%	1.69%
MSCI ACW Ex-U.S. IMI (net)	4.41	(1.44)	5.35	1.22

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Shares of the Fund are available without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) Ex-U.S. Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on December 31, 2016. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2016	William Blair Funds	61

Institutional International Growth Fund

Portfolio of Investments, December 31, 2016 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Europe, Mid-East—38.4%
	Austria—0.1%
	Lenzing AG (Chemicals)	11,389	$1,379
	Belgium—1.5%
	Bekaert S.A. (Metals & mining)	73,546	2,979
	Colruyt S.A. (Food & staples retailing)	86,477	4,279
	KBC Groep N.V. (Banks)	391,971	24,274
			31,532
	Denmark—1.0%
	DSV A/S (Road & rail)	178,774	7,953
	Pandora A/S (Textiles, apparel & luxury goods)	95,511	12,496
			20,449
	Finland—0.9%
	Huhtamaki Oyj (Containers & packaging)	82,306	3,057
	Kone Oyj Class “B” (Machinery)	366,480	16,422
			19,479
	France—15.2%
	Arkema S.A. (Chemicals)	134,322	13,141
	Atos SE (IT services)	150,001	15,829
	AXA S.A. (Insurance)	1,499,960	37,871
	bioMerieux (Health care equipment & supplies)	23,074	3,447
	BNP Paribas S.A. (Banks)	609,095	38,822
	Christian Dior SE (Textiles, apparel & luxury goods)	52,497	11,011
	Cie Generale des Etablissements Michelin (Auto components)	146,961	16,352
	Cie Plastic Omnium S.A. (Auto components)	159,007	5,077
	Hermes International (Textiles, apparel & luxury goods)	18,008	7,393
	Ipsen S.A. (Pharmaceuticals)	50,528	3,654
*	Nexity S.A. (Real estate management & development)	58,525	2,739
	Rubis SCA (Gas utilities)	40,422	3,333
	Schneider Electric SE (Electrical equipment)	453,668	31,571
	SEB S.A. (Household durables)	21,813	2,956
	Sodexo S.A. (Hotels, restaurants & leisure)	92,094	10,586
	Technicolor S.A. (Media)	393,574	2,129
	Technip S.A. (Energy equipment & services)	116,752	8,334
	Thales S.A. (Aerospace & defense)	264,595	25,661
	Total S.A. (Oil, gas & consumable fuels)	643,725	33,013
	Valeo S.A. (Auto components)	314,592	18,084
	Vinci S.A. (Construction & engineering)	412,191	28,073
			319,076
	Germany—2.4%
	Bechtle AG (IT services)	28,465	2,961
	Deutsche Telekom AG (Diversified telecommunication services)	1,009,612	17,382
	Evonik Industries AG (Chemicals)	184,761	5,520
	KION Group AG (Machinery)	61,145	3,402

	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe, Mid-East—(continued)
	Germany—(continued)
	MTU Aero Engines AG (Aerospace & defense)	71,355	$8,247
	TUI AG (Hotels, restaurants & leisure)	598,732	8,392
	Wirecard AG (IT services)	85,925	3,698
			49,602
	Ireland—2.8%
	CRH plc (Construction materials)	625,004	21,681
	Greencore Group plc (Food products)	1,647,714	5,006
*	ICON plc (Life sciences tools & services)†	97,658	7,344
	Kingspan Group plc (Building products)	172,974	4,698
	Shire plc (Biotechnology)	335,415	19,362
			58,091
	Israel—0.8%
*	Check Point Software Technologies, Ltd. (Software)†	194,581	16,434
	Italy—1.7%
	Azimut Holding SpA (Capital markets)	206,679	3,450
	Banca Generali SpA (Capital markets)	266,274	6,351
	Brembo SpA (Auto components)	51,477	3,116
	Interpump Group SpA (Machinery)	286,885	4,696
	Intesa Sanpaolo SpA (Banks)	6,219,512	15,883
	Recordati SpA (Pharmaceuticals)	116,368	3,298
			36,794
	Luxembourg—0.2%
	Eurofins Scientific SE (Life sciences tools & services)	9,707	4,138
	Netherlands—2.1%
	Randstad Holding N.V. (Professional services)	116,548	6,322
	Royal Dutch Shell plc Class “A” (Oil, gas & consumable fuels)	1,417,719	38,779
			45,101
	Norway—0.2%
	Gjensidige Forsikring ASA (Insurance)	317,686	5,040
	Portugal—0.2%
	Jeronimo Martins SGPS S.A. (Food & staples retailing)	234,343	3,636
	Spain—2.7%
	Aena S.A. (Transportation infrastructure)	74,839	10,214
	Amadeus IT Group S.A. (IT services)	332,039	15,089
	Bankinter S.A. (Banks)	1,660,975	12,868
	Industria de Diseno Textil S.A. (Specialty retail)	479,512	16,369
	Prosegur Cia de Seguridad S.A. (Commercial services & supplies)	450,201	2,815
			57,355
	Sweden—3.5%
	BillerudKorsnas AB (Containers & packaging)	173,715	2,917
	Boliden AB (Metals & mining)	285,331	7,451

See accompanying Notes to Financial Statements.

62	Annual Report	December 31, 2016

Institutional International Growth Fund

Portfolio of Investments, December 31, 2016 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe, Mid-East—(continued)
	Sweden—(continued)
	Fabege AB (Real estate management &
	development)	184,451	$3,015
	Hexpol AB (Chemicals)	332,637	3,080
	Hufvudstaden AB Class “A” (Real estate management & development)	192,555	3,041
	Husqvarna AB Class “B” (Household durables)	378,916	2,947
	Intrum Justitia AB (Commercial services & supplies)	142,658	4,813
	SKF AB Class “B” (Machinery)	683,380	12,572
	Swedbank AB Class “A” (Banks)	1,390,174	33,615
			73,451
	Switzerland—3.1%
*	Actelion, Ltd. (Biotechnology)	90,845	19,672
	Adecco Group AG (Professional services)	97,844	6,404
*	Cembra Money Bank AG (Consumer finance)	43,217	3,149
*	dormakaba Holding AG (Building products)	4,282	3,183
	Logitech International S.A. (Technology hardware, storage & peripherals)	124,570	3,107
*	Lonza Group AG (Life sciences tools & services)	67,468	11,681
*	Luxoft Holding, Inc. (IT services)†	45,176	2,539
	Partners Group Holding AG (Capital markets)	30,955	14,508
			64,243

	Japan—19.2%
	Ain Holdings, Inc. (Food & staples retailing)	2,300	152
	Alps Electric Co., Ltd. (Electronic equipment, instruments & components)	254,800	6,161
	Asahi Intecc Co., Ltd. (Health care equipment & supplies)	61,800	2,504
	Asahi Kasei Corporation (Chemicals)	1,755,000	15,309
	Daifuku Co., Ltd. (Machinery)	202,400	4,317
	Daikin Industries, Ltd. (Building products)	326,500	29,989
	Daito Trust Construction Co., Ltd. (Real estate management & development)	35,800	5,385
	Daiwa House Industry Co., Ltd. (Real estate management & development)	356,900	9,760
	FANUC Corporation (Machinery)	144,700	24,532
	Fuji Electric Co., Ltd. (Electrical equipment)	702,000	3,640
	Fuji Heavy Industries, Ltd. (Automobiles)	819,900	33,476
	Fujitsu General, Ltd. (Household durables)	139,000	2,942
	Haseko Corporation (Household durables) .	402,200	4,092
	Hitachi Chemical Co., Ltd. (Chemicals)	102,200	2,556
	ITOCHU Corporation (Trading companies & distributors)	601,500	7,987
	Keyence Corporation (Electronic equipment, instruments & components)	25,800	17,704
*	LINE Corporation—ADR (Software)	79,052	2,689
	Lion Corporation (Household products)	202,000	3,318

Issuer	Shares	Value

Common Stocks—(continued)

Japan—(continued)
M3, Inc. (Health care technology)	121,300	$3,056
MISUMI Group, Inc. (Trading companies & distributors)	154,700	2,547
Mitsubishi Electric Corporation (Electrical equipment)	1,163,600	16,223
Mitsubishi UFJ Financial Group, Inc. (Banks)	4,531,000	27,921
Mitsui Mining & Smelting Co., Ltd. (Metals & mining)	675,250	1,710
Nichias Corporation (Building products)	257,000	2,480
Nihon M&A Center, Inc. (Capital markets)	95,800	2,664
Nippon Prologis REIT, Inc. (Equity real estate investment trusts (REITs))	1,504	3,074
Nissan Chemical Industries, Ltd. (Chemicals)	159,700	5,336
Nitori Holdings Co., Ltd. (Specialty retail) .	89,500	10,231
Oracle Corporation Japan (Software)	50,300	2,535
ORIX Corporation (Diversified financial services)	1,892,100	29,529
Park24 Co., Ltd. (Commercial services & supplies)	172,700	4,684
Pola Orbis Holdings, Inc. (Personal products)	60,700	5,012
SCSK Corporation (IT services)	113,300	3,965
Shimamura Co., Ltd. (Specialty retail)	24,900	3,108
Shionogi & Co., Ltd. (Pharmaceuticals)	338,700	16,226
SoftBank Group Corporation (Wireless telecommunication services)	255,000	16,942
Sumitomo Mitsui Financial Group, Inc. (Banks)	660,200	25,194
Taisei Corporation (Construction & engineering)	1,118,000	7,825
Temp Holdings Co., Ltd. (Professional services)	213,600	3,313
TIS, Inc. (IT services)	136,900	2,928
Tokio Marine Holdings, Inc. (Insurance)	496,400	20,370
Tsuruha Holdings, Inc. (Food & staples retailing)	60,500	5,746
Zenkoku Hosho Co., Ltd. (Diversified financial services)	86,700	2,786
		401,918

United Kingdom—14.5%
3i Group plc (Capital markets)	925,341	8,028
Babcock International Group plc (Commercial services & supplies)	368,656	4,330
BAE Systems plc (Aerospace & defense)	2,054,536	14,977
Bellway plc (Household durables)	169,659	5,177
Berendsen plc (Commercial services & supplies)	202,507	2,172
BHP Billiton plc (Metals & mining)	1,531,463	24,658
British American Tobacco plc (Tobacco)	296,131	16,866
Bunzl plc (Trading companies & distributors)	353,553	9,189
Cineworld Group plc (Media)	387,169	2,696
Close Brothers Group plc (Capital markets)	139,824	2,490

See accompanying Notes to Financial Statements.

December 31, 2016	William Blair Funds	63

Institutional International Growth Fund

Portfolio of Investments, December 31, 2016 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	United Kingdom—(continued)
	Compass Group plc (Hotels, restaurants & leisure)	1,171,734	$21,675
	Croda International plc (Chemicals)	1,600	63
	Domino’s Pizza Group plc (Hotels, restaurants & leisure)	679,447	3,021
	GlaxoSmithKline plc (Pharmaceuticals)	865,709	16,665
	Halma plc (Electronic equipment, instruments & components)	264,049	2,921
	Hiscox, Ltd. (Insurance)	424,544	5,321
	Informa plc (Media)	1,453,185	12,178
	Intermediate Capital Group plc (Capital markets)	424,399	3,661
	Intertek Group plc (Professional services)	117,757	5,052
	John Wood Group plc (Energy equipment & services)	305,613	3,299
	Johnson Matthey plc (Chemicals)	270,738	10,617
	Jupiter Fund Management plc (Capital markets)	491,262	2,686
	Micro Focus International plc (Software)	256,747	6,895
	Moneysupermarket.com Group plc (Internet software & services)	635,682	2,304
	Playtech plc (Software)	366,758	3,733
	Provident Financial plc (Consumer finance)	114,918	4,035
	Renishaw plc (Electronic equipment, instruments & components)	90,159	2,809
	Rio Tinto, Ltd. (Metals & mining)	872,628	37,721
	Spirax-Sarco Engineering plc (Machinery) .	102,865	5,304
*	Subsea 7 S.A. (Energy equipment & services)	278,153	3,521
	The Sage Group plc (Software)	1,040,131	8,396
	UBM plc (Media)	635,030	5,725
	Unilever plc (Personal products)	78,808	3,198
	Victrex plc (Chemicals)	144,595	3,441
	WH Smith plc (Specialty retail)	198,930	3,820
	Wolseley plc (Trading companies & distributors)	297,476	18,191
	WPP plc (Media)	767,751	17,183
			304,018

	Emerging Asia—10.3%
	China—3.5%
	Anhui Conch Cement Co., Ltd. Class “H” (Construction materials)	2,121,500	5,772
	China Overseas Land & Investment, Ltd. (Real estate management & development)	4,512,000	11,957
	ENN Energy Holdings, Ltd. (Gas utilities) .	1,092,000	4,492
	Industrial and Commercial Bank of China, Ltd. Class “H” (Banks)	35,195,000	21,105
	PICC Property & Casualty Co., Ltd. Class “H” (Insurance)	4,650,000	7,244
	Ping An Insurance Group Co. of China, Ltd. Class “H” (Insurance)	4,109,500	20,562
*	Xinyi Solar Holdings, Ltd. (Semiconductors & semiconductor equipment)	7,064,000	2,296
			73,428

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	India—2.6%
	Bharat Petroleum Corporation, Ltd. (Oil, gas & consumable fuels)	495,046	$4,624
	Britannia Industries, Ltd. (Food products)	65,388	2,778
	Eicher Motors, Ltd. (Machinery)	10,411	3,340
	HCL Technologies, Ltd. (IT services)	456,210	5,547
	HDFC Bank, Ltd. (Banks)	547,060	9,696
	IndusInd Bank, Ltd. (Banks)	321,611	5,246
	Maruti Suzuki India, Ltd. (Automobiles)	87,723	6,870
	Motherson Sumi Systems, Ltd. (Auto components)	643,853	3,085
	UPL, Ltd. (Chemicals)	363,657	3,466
	Voltas, Ltd. (Construction & engineering)	550,067	2,642
	Yes Bank, Ltd. (Banks)	353,755	6,020
			53,314
	Indonesia—0.5%
	PT Bank Central Asia Tbk (Banks)	9,438,200	10,859
	South Korea—2.7%
	Samsung Electronics Co., Ltd. (Technology hardware, storage & peripherals)	22,543	33,634
*	SK Hynix, Inc. (Semiconductors & semiconductor equipment)	631,770	23,381
			57,015
	Taiwan—1.0%
	Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Semiconductors & semiconductor equipment)	708,708	20,375

	Canada—7.0%
	Alimentation Couche Tard, Inc. Class “B” (Food & staples retailing)	155,501	7,051
	Brookfield Asset Management, Inc. Class “A” (Capital markets)†	112,185	3,703
	Canadian National Railway Co. (Road & rail)	260,541	17,534
	Canadian Natural Resources, Ltd. (Oil, gas & consumable fuels)	703,884	22,433
*	CGI Group, Inc. Class “A” (IT services)	276,870	13,288
	Constellation Software, Inc. (Software)	17,181	7,807
	Dollarama, Inc. (Multiline retail)	162,513	11,908
	Finning International, Inc. (Trading companies & distributors)	149,661	2,930
	Intact Financial Corporation (Insurance)	93,747	6,710
	Suncor Energy, Inc. (Oil, gas & consumable fuels)	513,500	16,790
	The Toronto-Dominion Bank (Banks)	725,717	35,793
			145,947

	Asia—3.2%
	Australia—2.2%
	Domino’s Pizza Enterprises, Ltd. (Hotels, restaurants & leisure)	61,485	2,884
	Downer EDI, Ltd. (Commercial services & supplies)	727,409	3,197

See accompanying Notes to Financial Statements.

64	Annual Report	December 31, 2016

Institutional International Growth Fund

Portfolio of Investments, December 31, 2016 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued

	Asia—(continued)
	JB Hi-Fi, Ltd. (Specialty retail)	202,577	$4,099
	Macquarie Group, Ltd. (Capital markets)	523,149	32,890
	Vicinity Centres (Equity real estate investment trusts (REITs))	1,317,066	2,842
			45,912
	Hong Kong—0.8%
	AIA Group, Ltd. (Insurance)	3,198,263	18,044
*	China High Precision Automation Group, Ltd. (Electronic equipment, instruments & components)**§	3,373,000	—
			18,044
	New Zealand—0.2%
	Spark New Zealand, Ltd. (Diversified telecommunication services)	1,445,993	3,426

	Emerging Europe, Mid-East, Africa—1.8%
	Hungary—0.2%
	MOL Hungarian Oil & Gas plc (Oil, gas & consumable fuels)	49,078	3,447
	South Africa—0.9%
	Bid Corporation, Ltd. (Food & staples retailing)	198,562	3,544
	Bidvest Group, Ltd. (Industrial conglomerates)	198,562	2,620
	RMB Holdings, Ltd. (Diversified financial services)	682,409	3,299
	Sanlam, Ltd. (Insurance)	1,055,613	4,835
	The Spar Group, Ltd. (Food & staples retailing)	319,000	4,613
			18,911
	Turkey—0.3%
	Turkiye Garanti Bankasi A.S. (Banks)	2,861,246	6,182
	United Arab Emirates—0.4%
	Dubai Islamic Bank PJSC (Banks)	5,054,896	7,666

	Emerging Latin America—1.3%
	Brazil—0.6%
	BB Seguridade Participacoes S.A. (Insurance)	1,165,700	10,136
	Engie Brasil Energia S.A. (Independent power & renewable electricity producers)	253,900	2,730
			12,866
	Mexico—0.3%
	Arca Continental S.A.B. de C.V. (Beverages)	1,036,374	5,392
	Peru—0.4%
	Credicorp, Ltd. (Banks)†	58,177	9,184
	Total Common Stocks—95.7% (cost $1,875,101)		2,003,704
		Shares or
		Principal
	Issuer	Amount	Value

	Preferred Stocks

	Brazil—1.3%
	Itau Unibanco Holding S.A. (Banks)	998,900	$10,389
*	Petroleo Brasileiro S.A. (Oil, gas & consumable fuels)	3,491,800	15,953
			26,342
	Germany—0.1%
	Sartorius AG (Health care equipment & supplies)	40,357	2,995
	Total Preferred Stocks—1.4% (cost $30,369)		29,337

	Affiliated Fund
	China—0.0%
	William Blair China A-Share Fund, LLC§	6,312	102
	Total Affiliated Fund—0.0% (cost $63)		102

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.030% dated 12/30/16, due 1/3/17, repurchase price $48,624, collateralized by U.S. Treasury Bond, 3.000%, due 5/15/45	$48,624	48,624
	Total Repurchase Agreement—2.3% (cost $48,624)		48,624
	Total Investments—99.4% (cost $1,954,157)		2,081,767
	Cash and other assets, less liabilities—0.6%		12,204
	Net assets—100.0%		$2,093,971

ADR = American Depository Receipt

* = Non-income producing securities

† = U.S. listed foreign security

** = Fair valued pursuant to Valuation Procedures approved by the Board of Trustees. This holding represents 0.00% of the Fund’s net assets at December 31, 2016.

§ = Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. These holdings represent 0.00% of the Fund’s net assets at December 31, 2016.

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

See accompanying Notes to Financial Statements.

December 31, 2016	William Blair Funds	65

Institutional International Growth Fund

Portfolio of Investments, December 31, 2016 (all dollar amounts in thousands)

At December 31, 2016, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Financials	27.4%
Industrials	18.5%
Consumer Discretionary	13.3%
Information Technology	11.3%
Materials	8.5%
Energy	7.4%
Health Care	5.6%
Consumer Staples	3.5%
Real Estate	2.1%
Telecommunication Services	1.9%
Utilities	0.5%
Total	100.0%

At December 31, 2016, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Euro	29.4%
Japanese Yen	19.7%
British Pound Sterling	14.1%
Canadian Dollar	7.0%
Hong Kong Dollar	4.5%
Australian Dollar	4.1%
Swedish Krona	3.6%
U.S. Dollar	3.1%
Swiss Franc	3.0%
South Korean Won	2.8%
Indian Rupee	2.6%
Brazilian Real	1.9%
Danish Krone	1.0%
All Other Currencies	3.2%
Total	100.0%

As of December 31, 2016, the Fund invested in William Blair China A-Share Fund, LLC, an affiliated fund. There are no unfunded commitments to the affiliated fund. The Fund is subject to repatriation and other redemption restrictions imposed on the William Blair China A-Share Fund, LLC by the Chinese government.

	Share Activity				Year Ended December 31, 2016
Security Name	Balance 12/31/2015	Purchases	Sales	Balance 12/31/2016	Value	Dividend Income	Net realized gain (loss)	Change in net unrealized appreciation (depreciation)
William Blair China A-Share Fund, LLC	138,952	—	132,640	6,312	$ 102	$—	$978	$(1,012)

See accompanying Notes to Financial Statements.

66	Annual Report	December 31, 2016

International Small Cap Growth Fund

The International Small Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Stephanie G. Braming Andrew G. Flynn

The William Blair International Small Cap Growth Fund (Class N shares) posted a 4.60% decrease, net of fees, for the twelve months ended December 31, 2016. By comparison, the Fund’s benchmark index, the MSCI All Country World ex-U.S. Small Cap Index (net) (the “Index”), increased 3.91%.

Adverse style effects broadly detracted from the Fund’s calendar year 2016 performance versus the Index. The Fund’s overweight to higher growth, higher valuation companies with relatively strong earnings trends was detrimental amid an environment of low valuation market leadership. From a sector attribution perspective, stock selection in Real Estate and Information Technology (IT) were the largest detractors from the Fund’s performance relative to the Index for the year. The Fund’s Real Estate stock selection was adversely impacted by holdings in U.K. Real Estate Investment Trusts, including Workspace Group and Big Yellow Group, both of which suffered from uncertainty surrounding Britain’s referendum on European Union membership and Brexit’s potentially detrimental impact on U.K. real estate activity. Within the IT sector, exposure to Electronic Equipment, Internet Software and Semiconductor companies weighed on the Fund’s relative performance. U.K.-based price comparison website Moneysupermarket.com was a primary detractor within the Internet Software industry, hampered by earnings downgrades following the Brexit vote and the announced departure of its CEO. Helping to offset these negative effects was the Fund’s positive stock selection in the Energy and Healthcare sectors, combined with its underweightings in Real Estate and IT. Within Energy, oil services company Canadian Energy Services was the primary contributor to the Fund’s performance, benefiting from analyst upgrades on an improving outlook for drilling activity. Within Healthcare, positive stock selection was supported by Japanese medical information services company M3, which benefited from strength in its medical portal division and improving profitability overseas. From a geographic attribution perspective, stock selection in Japan was the primary detractor from the Fund’s relative performance in 2016, mostly within the IT, Consumer Discretionary and Consumer Staples sectors. These negative effects were mitigated by favorable stock selection in Emerging Asia, as the Fund’s holdings in China and India outperformed.

Please refer to the Global Markets Review and Outlook relating to the Fund on page 36.

December 31, 2016	William Blair Funds	67

International Small Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2016
	1 Year	3 Year	5 Year	10 Year
Class N	(4.60)%	(1.42)%	7.79%	3.25%
Class I	(4.41)	(1.14)	8.09	3.57
Institutional Class	(4.31)	(1.02)	8.28	3.75
MSCI ACW Ex-U.S. Small Cap Index (net)	3.91	0.76	7.74	2.90

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Smaller capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair Investment Management, LLC and William Blair & Company, L.L.C., without a sales load or distribution (12b-1) fees. Institutional Class shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) Ex-U.S. Small Cap Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of small capitalization developed and emerging markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on December 31, 2016. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

68	Annual Report	December 31, 2016

International Small Cap Growth Fund

Portfolio of Investments, December 31, 2016 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Europe, Mid-East—33.0%
	Austria—0.4%
	Schoeller-Bleckmann Oilfield Equipment AG (Energy equipment & services)	24,469	$1,971
	Denmark—0.7%
	Royal Unibrew A/S (Beverages)	97,682	3,770
	Finland—1.3%
	Huhtamaki Oyj (Containers & packaging)	89,831	3,336
	Tieto Oyj (IT services)	115,629	3,155
			6,491
	France—7.0%
	Alten S.A. (IT services)	74,621	5,241
	Ipsen S.A. (Pharmaceuticals)	93,805	6,784
	Metropole Television S.A. (Media)	220,148	4,095
*	Nexity S.A. (Real estate management & development)	84,404	3,950
	Rubis SCA (Gas utilities)	64,368	5,307
	Sartorius Stedim Biotech (Health care equipment & supplies)	37,999	2,399
	SEB S.A. (Household durables)	19,226	2,605
	Teleperformance (Professional services)	57,884	5,807
			36,188
	Germany—3.0%
	AURELIUS Equity Opportunities SE & Co KGaA (Capital markets)	115,042	6,736
	KION Group AG (Machinery)	96,335	5,360
	Norma Group SE (Machinery)	80,495	3,436
			15,532
	Ireland—2.6%
	Greencore Group plc (Food products)	1,075,954	3,269
*	ICON plc (Life sciences tools & services)†	62,644	4,711
	Kingspan Group plc (Building products)	192,843	5,237
			13,217
	Israel—2.0%
	Elbit Systems, Ltd. (Aerospace & defense)	59,128	5,986
	Mizrahi Tefahot Bank, Ltd. (Banks)	141,815	2,075
*	Orbotech, Ltd. (Electronic equipment, instruments & components)†	75,041	2,507
			10,568
	Italy—4.9%
	Banca IFIS SpA (Diversified financial services)	123,332	3,376
	Brembo SpA (Auto components)	74,894	4,533
	Cerved Information Solutions SpA (Diversified financial services)	669,116	5,557
	DiaSorin SpA (Health care equipment & supplies)	50,949	3,017
	Industria Macchine Automatiche SpA (Machinery)	84,414	5,118
	Recordati SpA (Pharmaceuticals)	138,652	3,929
			25,530

	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe, Mid-East—(continued)
	Luxembourg—0.3%
*	Stabilus S.A. (Machinery)	31,824	$1,710
	Spain—1.5%
	Atresmedia Corporation de Medios de Comunicaion S.A. (Media)	226,980	2,482
	Cia de Distribucion Integral Logista Holdings S.A. (Air freight & logistics)	223,917	5,186
			7,668
	Sweden—7.3%
	Bilia AB Class “A” (Specialty retail)	107,193	2,465
	BillerudKorsnas AB (Containers & packaging)	236,109	3,965
	Boliden AB (Metals & mining)	258,564	6,752
	Granges AB (Metals & mining)	338,261	3,193
	Indutrade AB (Trading companies & distributors)	213,758	4,294
	Intrum Justitia AB (Commercial services & supplies)	201,340	6,793
	Loomis AB Class “B” (Commercial services & supplies)	105,407	3,137
*	NetEnt AB (Internet software & services)	605,167	4,670
	Thule Group AB (Leisure products)	163,888	2,563
			37,832
	Switzerland—2.0%
*	Cembra Money Bank AG (Consumer finance)	59,239	4,317
*	dormakaba Holding AG (Building products)	1,325	985
*	Luxoft Holding, Inc. (IT services)†	37,873	2,128
	Straumann Holding AG (Health care equipment & supplies)	7,133	2,784
			10,214

	Japan—19.1%
	BML, Inc. (Health care providers & services)	102,200	2,436
	Daifuku Co., Ltd. (Machinery)	174,100	3,714
	Daiichikosho Co., Ltd. (Media)	69,600	2,751
	Dowa Holdings Co., Ltd. (Metals & mining)	468,000	3,580
	Fuji Electric Co., Ltd. (Electrical equipment)	490,000	2,541
	GLP J-Reit (Equity real estate investment trusts (REITs))	4,342	5,000
	Haseko Corporation (Household durables)	294,600	2,997
	Hitachi Chemical Co., Ltd. (Chemicals)	167,900	4,199
	Hoshizaki Corp. (Machinery)	30,400	2,406
	Kose Corporation (Personal products)	35,600	2,958
	Meitec Corporation (Professional services)	110,300	4,223
	MISUMI Group, Inc. (Trading companies & distributors)	198,800	3,273
	Nihon M&A Center, Inc. (Capital markets)	133,100	3,701
	Nissan Chemical Industries, Ltd. (Chemicals)	181,700	6,071

See accompanying Notes to Financial Statements.

December 31, 2016	William Blair Funds	69

International Small Cap Growth Fund

Portfolio of Investments, December 31, 2016 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—(continued)

Japan—(continued)
NS Solutions Corporation (IT services)	182,800	$3,291
Okamoto Industries, Inc. (Chemicals)	133,000	1,227
Oracle Corporation Japan (Software)	63,400	3,195
Park24 Co., Ltd. (Commercial services & supplies)	111,600	3,027
Pola Orbis Holdings, Inc. (Personal products)	46,000	3,798
Relo Group, Inc. (Real estate management & development)	26,700	3,806
Shimamura Co., Ltd. (Specialty retail)	20,800	2,596
Start Today Co., Ltd. (Internet & direct marketing retail)	182,800	3,158
Suruga Bank, Ltd. (Banks)	322,700	7,204
Temp Holdings Co., Ltd. (Professional services)	262,100	4,066
TIS, Inc. (IT services)	141,800	3,033
Tokyo Century Corporation (Diversified financial services)	88,500	3,029
Tsuruha Holdings, Inc. (Food & staples retailing)	44,700	4,245
Zenkoku Hosho Co., Ltd. (Diversified financial services)	98,700	3,171
		98,696

United Kingdom—14.0%
Abcam plc (Biotechnology)	261,722	2,474
Beazley plc (Insurance)	1,212,534	5,791
Berendsen plc (Commercial services & supplies)	365,258	3,918
Big Yellow Group plc (Equity real estate investment trusts (REITs))	280,859	2,373
Domino’s Pizza Group plc (Hotels, restaurants & leisure)	624,755	2,778
Elementis plc (Chemicals)	925,572	3,164
Halma plc (Electronic equipment, instruments & components)	286,559	3,170
Hays plc (Professional services)	1,219,867	2,243
IG Group Holdings plc (Capital markets)	315,619	1,922
Inchcape plc (Distributors)	442,082	3,825
Intermediate Capital Group plc (Capital markets)	436,632	3,767
John Wood Group plc (Energy equipment & services)	250,307	2,702
Jupiter Fund Management plc (Capital markets)	664,405	3,632
Micro Focus International plc (Software)	231,558	6,218
Playtech plc (Software)	305,647	3,111
Rentokil Initial plc (Commercial services & supplies)	1,926,440	5,275
Spirax-Sarco Engineering plc (Machinery)	50,537	2,606
SSP Group plc (Hotels, restaurants & leisure)	1,049,741	5,009
Ted Baker plc (Textiles, apparel & luxury goods)	83,765	2,905
Ultra Electronics Holdings plc (Aerospace & defense)	223,429	5,345
		72,228

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—11.0%
	China—2.6%
	Beijing Capital International Airport Co., Ltd. Class “H” (Transportation infrastructure)	2,486,000	$2,513
*	China Lodging Group, Ltd.—ADR (Hotels, restaurants & leisure)	85,033	4,408
	Hollysys Automation Technologies, Ltd. (Electronic equipment, instruments & components)†	180,041	3,298
	Huaneng Renewables Corporation, Ltd. Class “H” (Independent power & renewable electricity producers)	10,024,000	3,258
			13,477
	India—3.2%
	Indiabulls Housing Finance, Ltd. (Thrifts & mortgage finance)	444,366	4,249
	Motherson Sumi Systems, Ltd. (Auto components)	565,599	2,710
	UPL, Ltd. (Chemicals)	396,135	3,775
	Yes Bank, Ltd. (Banks)	334,808	5,698
			16,432
	Indonesia—0.5%
	PT Bank Negara Indonesia Persero Tbk (Banks)	7,046,500	2,890
	South Korea—1.1%
*	BGF retail Co., Ltd. (Food & staples retailing)	11,351	769
*	Kangwon Land, Inc. (Hotels, restaurants & leisure)	93,320	2,762
*	S-1 Corporation (Commercial services & supplies)	28,948	2,102
			5,633
	Taiwan—3.6%
	Advantech Co., Ltd. (Technology hardware, storage & peripherals)	304,000	2,401
	E.Sun Financial Holding Co., Ltd. (Banks)	6,833,345	3,891
	Novatek Microelectronics Corporation (Semiconductors & semiconductor equipment)	472,000	1,560
	PChome Online, Inc. (Internet software & services)	283,000	2,485
	Powertech Technology, Inc. (Semiconductors & semiconductor equipment)	1,163,000	3,139
	Silicon Motion Technology Corporation— ADR (Semiconductors & semiconductor equipment)	71,262	3,027
	Tripod Technology Corporation (Electronic equipment, instruments & components)	902,000	2,037
			18,540

See accompanying Notes to Financial Statements.

70	Annual Report	December 31, 2016

International Small Cap Growth Fund

Portfolio of Investments, December 31, 2016 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Asia—7.7%
	Australia—6.1%
	Challenger, Ltd. (Diversified financial services)	651,734	$5,286
	DuluxGroup, Ltd. (Chemicals)	1,147,633	5,168
	JB Hi-Fi, Ltd. (Specialty retail)	273,918	5,543
	Magellan Financial Group, Ltd. (Capital markets)	221,763	3,804
	Orora, Ltd. (Containers & packaging)	2,985,594	6,442
	The Star Entertainment Group, Ltd. (Hotels, restaurants & leisure)	1,347,105	5,026
			31,269
	Hong Kong—0.8%
	Man Wah Holdings, Ltd. (Household durables)	6,121,200	4,144
	New Zealand—0.1%
	Ryman Healthcare, Ltd. (Health care providers & services)	108,855	614
	Singapore—0.7%
	SATS, Ltd. (Transportation infrastructure)	1,140,000	3,818

	Canada—5.0%
	Canadian Energy Services & Technology Corporation (Energy equipment & services)	785,457	4,481
	Finning International, Inc. (Trading companies & distributors)	222,388	4,354
	Linamar Corporation (Auto components)	67,394	2,896
	Peyto Exploration & Development Corporation (Oil, gas & consumable fuels)	136,882	3,386
*	Raging River Exploration, Inc. (Oil, gas & consumable fuels)	669,202	5,263
	Whitecap Resources, Inc. (Oil, gas & consumable fuels)	584,532	5,294
			25,674

	Emerging Europe, Mid-East, Africa—4.4%
	Czech Republic—0.7%
*	Moneta Money Bank A.S. (Banks)	1,178,012	3,800
	Hungary—0.7%
	Richter Gedeon Nyrt (Pharmaceuticals)	182,157	3,850
	South Africa—2.1%
	AVI, Ltd. (Food products)	675,883	4,496
	Bidvest Group, Ltd. (Industrial conglomerates)	264,240	3,487
	RMB Holdings, Ltd. (Diversified financial services)	582,424	2,816
			10,799
Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)

Emerging Europe, Mid-East, Africa—(continued)
Turkey—0.9%
Arcelik A.S. (Household durables)	395,600	$2,378
Turkiye Sinai Kalkinma Bankasi A.S. (Banks)	5,246,711	2,098
		4,476

Emerging Latin America—4.2%
Brazil—1.8%
CVC Brasil Operadora e Agencia de Viagens S.A. (Hotels, restaurants & leisure)	375,100	2,731
EDP - Energias do Brasil S.A. (Electric utilities)	884,100	3,640
Localiza Rent a Car S.A. (Road & rail)	269,500	2,834
		9,205
Mexico—2.4%
Gentera S.A.B. de C.V. (Consumer finance)	3,609,700	5,806
Grupo Aeroportuario del Centro Norte S.A.B. de C.V. (Transportation infrastructure)	564,100	2,428
Grupo Aeroportuario del Sureste S.A.B. de C.V.—ADR (Transportation infrastructure)	26,058	3,749
Promotora y Operadora de Infraestructura S.A.B. de C.V. (Transportation infrastructure)	52,800	441
		12,424
Total Common Stocks—98.4% (cost $476,252)		508,660

Repurchase Agreement
Fixed Income Clearing Corporation, 0.030% dated 12/30/16, due 1/3/17, repurchase price $8,208, collateralized by U.S. Treasury Bond, 3.000%, due 5/15/45	$8,207	8,207
Total Repurchase Agreement—1.6% (cost $8,207)		8,207
Total Investments—100.0% (cost $484,459)		516,867
Liabilities, plus cash and other assets—0.0%		(234)
Net assets—100.0%		$516,633

ADR = American Depository Receipt

* = Non-income producing securities

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

See accompanying Notes to Financial Statements.

December 31, 2016	William Blair Funds	71

International Small Cap Growth Fund

Portfolio of Investments, December 31, 2016 (all dollar amounts in thousands)

At December 31, 2016, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Industrials	23.9%
Financials	18.6%
Consumer Discretionary	15.2%
Information Technology	11.3%
Materials	10.0%
Health Care	6.5%
Consumer Staples	4.6%
Energy	4.5%
Real Estate	3.0%
Utilities	2.4%
Total	100.0%

At December 31, 2016, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Euro	19.7%
Japanese Yen	19.4%
British Pound Sterling	14.8%
Swedish Krona	7.4%
Australian Dollar	6.1%
Canadian Dollar	5.1%
U.S. Dollar	4.7%
Indian Rupee	3.2%
New Taiwan Dollar	3.1%
South African Rand	2.1%
Hong Kong Dollar	2.0%
Brazilian Real	1.8%
Mexican Peso	1.7%
Swiss Franc	1.6%
Israeli Shekel	1.6%
South Korean Won	1.1%
All Other Currencies	4.6%
Total	100.0%

See accompanying Notes to Financial Statements.

72	Annual Report	December 31, 2016

Emerging Markets Leaders Fund

The Emerging Markets Leaders Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Todd M. McClone John C. Murphy Jeffrey A. Urbina

The William Blair Emerging Markets Leaders Fund (Class N shares) posted a 1.42% increase, net of fees, for the twelve months ended December 31, 2016. By comparison, the Fund’s benchmark index, the MSCI Emerging Markets Index (net) (the “Index”), increased 11.19%.

Adverse style effects broadly detracted from the Fund’s calendar year 2016 performance versus the Index. The Fund’s overweight to higher growth, higher valuation companies with relatively strong earnings trends was detrimental amid an environment of significant low valuation market leadership. From a sector attribution perspective stock selection in Financials and Materials, an underweight to Energy, and an overweight to Consumer Staples were the primary detractors from the Fund’s performance relative to the Index for the year. Within Financials, the Fund’s Bank holdings did not keep pace with the Index, hampered partially by the position in Turkiye Garanti Bankasi, which stumbled on broader macroeconomic and political risk in Turkey. Mexican bank exposure, including Grupo Financiero Inbursa which was sold from the Fund in the second quarter due to slowing loan growth, and Grupo Financiero Banorte which weakened along with Mexican banks following Donald Trump’s election victory, also detracted from the Fund’s relative performance as a result of concerns about corporate credit quality and a potential increase in non-performing loans. Within Materials, the Fund’s lack of exposure to Metals & Mining stocks was a significant detractor from relative performance during the year. These effects more than offset the positive contributions from the Fund’s stock selection in the Industrials sector and its underweight positions in Healthcare, Telecommunication Services and Materials. From a geographic attribution perspective, stock selection within Russia and Brazil were the largest detractors from the Fund’s relative performance in 2016, driven by a lack of exposure to strong performing Index holdings in the Metals & Mining and Oil & Gas industries. These effects offset positive contributions from the Fund’s stock selection in Malaysia, the Philippines and Taiwan, along with its underweight to China and overweights to Thailand and Peru.

Please refer to the Global Markets Review and Outlook relating to the Fund on page 36.

December 31, 2016	William Blair Funds	73

Emerging Markets Leaders Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2016
	1 Year	3 Year	5 Year	Since Inception
Class N(b)	1.42%	(3.98)%	1.13%	0.12%
MSCI Emerging Markets Index – (net)(b)	11.19	(2.55)	1.28	0.12
Class I(a)	1.82	(3.64)	1.42	(1.01)
Institutional Class(a)	1.74	(3.60)	1.53	(0.90)
MSCI Emerging Markets Index (net)(a)	11.19	(2.55)	1.28	(0.41)

(a)	Since inception is for the period from March 26, 2008 (Commencement of Operations) to December 31, 2016.
(b)	Since inception is for the period from May 3, 2010 (Commencement of Operations) to December 31, 2016.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. These risks may be magnified when investing in emerging markets. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair Investment Management, LLC and William Blair & Company, L.L.C., without a sales load or distribution (12b-1) fees. Institutional Class shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Index (net) is a free float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on December 31, 2016. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

74	Annual Report	December 31, 2016

Emerging Markets Leaders Fund

Portfolio of Investments, December 31, 2016 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Emerging Asia—65.7%
	China—21.0%
*	Alibaba Group Holding, Ltd.—ADR (Internet software & services)	101,933	$8,951
	Anhui Conch Cement Co., Ltd. Class “H” (Construction materials)	1,761,500	4,793
*	Baidu, Inc.—ADR (Internet software & services)	18,809	3,092
	China Mobile, Ltd. (Wireless telecommunication services)	293,000	3,106
	CNOOC, Ltd. (Oil, gas & consumable fuels)	6,358,000	7,953
	Industrial and Commercial Bank of China, Ltd. Class “H” (Banks)	13,814,000	8,284
	NetEase, Inc.—ADR (Internet software & services)	13,053	2,811
*	New Oriental Education & Technology Group, Inc.—ADR (Diversified consumer services)	35,616	1,499
	Ping An Insurance Group Co. of China, Ltd. Class “H” (Insurance)	1,460,000	7,305
	Sinopharm Group Co., Ltd. Class “H” (Health care providers & services)	345,200	1,422
	*TAL Education Group—ADR (Diversified consumer services)	23,985	1,682
	Tencent Holdings, Ltd. (Internet software & services)	424,500	10,385
*	Yum China Holdings, Inc. (Hotels, restaurants & leisure)	109,251	2,854
			64,137
	India—12.5%
	Asian Paints, Ltd. (Chemicals)	149,360	1,960
	Bharat Petroleum Corporation, Ltd. (Oil, gas & consumable fuels)	420,200	3,925
	HDFC Bank, Ltd. (Banks)	177,687	3,149
	HDFC Bank, Ltd.—ADR (Banks)	66,481	4,034
	Hero MotoCorp, Ltd. (Automobiles)	129,600	5,790
	Housing Development Finance Corporation, Ltd. (Thrifts & mortgage finance)	322,475	5,993
	IndusInd Bank, Ltd. (Banks)	230,806	3,765
	Maruti Suzuki India, Ltd. (Automobiles)	50,522	3,957
	Tata Motors, Ltd. (Automobiles)	474,860	3,288
	Vedanta, Ltd. (Metals & mining)	689,583	2,198
			38,059
	Indonesia—6.4%
	PT Astra International Tbk (Automobiles)	8,140,800	5,000
	PT Bank Rakyat Indonesia Persero Tbk (Banks)	4,467,600	3,872
	PT Kalbe Farma Tbk (Pharmaceuticals)	18,044,100	2,029
	PT Telekomunikasi Indonesia Persero Tbk (Diversified telecommunication services)	20,191,600	5,965
	PT Unilever Indonesia Tbk (Household products)	955,500	2,752
			19,618
	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	Malaysia—1.4%
	Public Bank Bhd (Banks)	984,400	$4,327
	Philippines—0.6%
	SM Prime Holdings, Inc. (Real estate management & development)	3,194,500	1,822
	South Korea—11.7%
*	Amorepacific Corporation (Personal products)	4,947	1,317
*	Hankook Tire Co., Ltd. (Auto components)	81,670	3,922
*	NAVER Corporation (Internet software & services)	7,550	4,844
	Samsung Electronics Co., Ltd. (Technology hardware, storage & peripherals)	10,330	15,412
*	Shinhan Financial Group Co., Ltd. (Banks)	136,644	5,119
*	SK Hynix, Inc. (Semiconductors & semiconductor equipment)	141,250	5,228
			35,842
	Taiwan—8.7%
	Fubon Financial Holding Co., Ltd. (Diversified financial services)	2,747,000	4,347
	Largan Precision Co., Ltd. (Electronic equipment, instruments & components)	44,000	5,174
	Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Semiconductors & semiconductor equipment)	540,138	15,529
	Uni-President Enterprises Corporation (Food products)	871,000	1,443
			26,493
	Thailand—3.4%
	Airports of Thailand PCL (Transportation infrastructure)	411,200	4,570
	Bangkok Dusit Medical Services PCL Class “F” (Health care providers & services)	3,315,000	2,138
	CP ALL PCL (Food & staples retailing)	2,101,400	3,668
			10,376

	Emerging Latin America—12.3%
	Argentina—1.0%
	MercadoLibre, Inc. (Internet software & services)	19,594	3,059
	Brazil—5.6%
	BB Seguridade Participacoes S.A. (Insurance)	195,400	1,699
	BM&F BOVESPA S.A. (Capital markets)	494,600	2,507
	Kroton Educacional S.A. (Diversified consumer services)	920,400	3,770
	Raia Drogasil S.A. (Food & staples retailing)	202,900	3,815
	Ultrapar Participacoes S.A. (Oil, gas & consumable fuels)	153,400	3,226
	Vale S.A.—ADR (Metals & mining)	253,232	1,930
			16,947

See accompanying Notes to Financial Statements.

December 31, 2016	William Blair Funds	75

Emerging Markets Leaders Fund

Portfolio of Investments, December 31, 2016 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Latin America—continued)
	Mexico—3.7%
*	Cemex S.A.B. de C.V.—ADR (Construction materials)	422,457	$3,392
	Fomento Economico Mexicano S.A.B. de C.V.—ADR (Beverages)	30,037	2,289
	Grupo Financiero Banorte S.A.B. de C.V. Class “O” (Banks)	1,033,000	5,088
	Wal-Mart de Mexico S.A.B. de C.V. (Food & staples retailing)	330,200	591
			11,360
	Peru—2.0%
	Credicorp, Ltd. (Banks)†	38,914	6,143

	Emerging Europe, Mid-East, Africa—12.1%
	Hungary—1.1%
	OTP Bank plc (Banks)	122,351	3,498
	Russia—2.3%
	Magnit PJSC—GDR (Food & staples retailing)	76,425	3,374
*	Yandex N.V. Class “A” (Internet software & services)†	177,486	3,573
			6,947
	South Africa—7.0%
	Bid Corporation, Ltd. (Food & staples retailing)	219,645	3,921
	Bidvest Group, Ltd. (Industrial conglomerates)	306,181	4,041
	FirstRand, Ltd. (Diversified financial services)	1,251,083	4,843
	Naspers, Ltd. (Media)	58,381	8,562
			21,367
	Turkey—1.2%
	KOC Holding A.S. (Industrial conglomerates)	994,486	3,891
	United Arab Emirates—0.5%
	Emaar Properties PJSC (Real estate management & development)	766,287	1,488
	Total Common Stocks—90.1% (cost $269,841)		275,374

	Preferred Stocks
	Brazil—6.8%
	Itau Unibanco Holding S.A. (Banks)	829,150	8,624
*	Petroleo Brasileiro S.A. (Oil, gas & consumable fuels)	2,666,000	12,180
			20,804
	Total Preferred Stocks—6.8% (cost $20,349)		20,804

	Principal
Issuer	Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.030% dated 12/30/16, due 1/3/17, repurchase price $9,400, collateralized by U.S. Treasury Bond, 3.000%, due 5/15/45	$9,399	$9,399
Total Repurchase Agreement—3.1% (cost $9,399)		9,399
Total Investments—100.0% (cost $299,589)		305,577
Liabilities, plus cash and other assets—0.0%		(74)
Net assets—100.0%		$305,503

ADR = American Depository Receipt

GDR = Global Depository Receipt

* = Non-income producing securities

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At December 31, 2016, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Financials	27.9%
Information Technology	26.4%
Consumer Discretionary	13.6%
Energy	9.2%
Consumer Staples	7.8%
Materials	4.8%
Industrials	4.2%
Telecommunication Services	3.1%
Health Care	1.9%
Real Estate	1.1%
Total	100.0%

See accompanying Notes to Financial Statements.

76	Annual Report	December 31, 2016

Emerging Markets Leaders Fund

Portfolio of Investments, December 31, 2016 (all dollar amounts in thousands)

At December 31, 2016, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

U.S. Dollar	21.7%
Hong Kong Dollar	14.6%
South Korean Won	12.1%
Brazilian Real	12.1%
Indian Rupee	11.5%
South African Rand	7.2%
Indonesian Rupiah	6.6%
New Taiwan Dollar	3.7%
Thai Baht	3.5%
Mexican Peso	1.9%
Malaysian Ringgit	1.5%
Turkish Lira	1.3%
Hungarian Forint	1.2%
All Other Currencies	1.1%
Total	100.0%

See accompanying Notes to Financial Statements.

December 31, 2016	William Blair Funds	77

Emerging Markets Growth Fund

The Emerging Markets Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Todd M. McClone Casey K. Preyss Jeffrey A. Urbina

The William Blair Emerging Markets Growth Fund (Class N shares) posted a 1.49% increase, net of fees, for the twelve months ended December 31, 2016. By comparison, the Fund’s benchmark index, the MSCI Emerging Markets IMI Index (net) (the “Index”), increased 9.90%.

Adverse style effects broadly detracted from the Fund’s calendar year 2016 performance versus the Index. The Fund’s overweight to higher growth, higher valuation companies with relatively strong earnings trends was detrimental amid an environment of significant low valuation market leadership. From a sector attribution perspective, stock selection in Financials and Materials, an underweight to Energy, and an overweight to Consumer Staples were the primary detractors from the Fund’s performance relative to the Index for the year. Within Financials, the Fund’s Bank holdings did not keep pace with the Index, hampered partially by the position in Turkiye Garanti Bankasi which stumbled on broader macroeconomic and political risk in Turkey. Mexican bank exposure, including Grupo Financiero Inbursa which was sold from the Fund in the third quarter due to slowing loan growth, and Grupo Financiero Santander Mexico which weakened along with Mexican banks following Donald Trump’s election victory, also detracted from the Fund’s relative performance as a result of concerns about corporate credit quality and a potential increase in non-performing loans. Within Materials, the lack of exposure to Metals & Mining stocks was a significant detractor from the Fund’s performance during the year. These effects more than offset the positive contributions from the Fund’s stock selection in the Consumer Discretionary, Industrials, Telecommunication Services and Utilities sectors. India’s Tata Motors was a notable contributor within the Consumer Discretionary sector, bolstered by accelerating volume growth within its Jaguar division. Within Industrials, South African conglomerate Bidvest Group benefited from investors’ favorable reaction to the spin-off of the company’s food business. From a geographic attribution perspective, stock selection within Russia and Brazil were the largest detractors from the Fund’s relative performance in 2016, driven by a lack of exposure to strong performing Index holdings in the Metals & Mining and Oil & Gas Industries. These effects offset positive contributions from the Fund’s stock selection in India and Malaysia, along with underweights to China and Korea.

Please refer to the Global Markets Review and Outlook relating to the Fund on page 36.

78	Annual Report	December 31, 2016

Emerging Markets Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2016
	1 Year	3 Year	5 Year	10 Year
Class N	1.49%	(3.75)%	1.69%	0.18%
Class I	1.73	(3.52)	1.95	0.44
Institutional Class	1.71	(3.40)	2.10	0.59
MSCI Emerging Markets IMI (net)	9.90	(2.40)	1.54	2.07

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. These risks may be magnified when investing in emerging markets. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair Investment Management, LLC and William Blair & Company, L.L.C., without a sales load or distribution (12b-1) fees. Institutional Class shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on December 31, 2016. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2016	William Blair Funds	79

Emerging Markets Growth Fund

Portfolio of Investments, December 31, 2016 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Emerging Asia—69.0%
	China—18.5%
*	Alibaba Group Holding, Ltd.—ADR (Internet software & services)	372,851	$32,740
*	Baidu, Inc.—ADR (Internet software & services)	60,183	9,895
	CNOOC, Ltd. (Oil, gas & consumable fuels)	17,399,000	21,764
	CSPC Pharmaceutical Group, Ltd. (Pharmaceuticals)	3,448,000	3,682
*	Ctrip.com International, Ltd.—ADR (Internet & direct marketing retail)	219,818	8,793
	Geely Automobile Holdings, Ltd. (Automobiles)	4,535,000	4,334
	Huaneng Renewables Corporation, Ltd. Class “H” (Independent power & renewable electricity producers)	8,985,932	2,920
	NetEase, Inc.—ADR (Internet software & services)	60,365	12,999
*	New Oriental Education & Technology Group, Inc.—ADR (Diversified consumer services)	98,181	4,133
	Ping An Insurance Group Co. of China, Ltd. Class “H” (Insurance)	1,973,500	9,874
	Sinopharm Group Co., Ltd. Class “H” (Health care providers & services)	898,200	3,701
	Sunny Optical Technology Group Co., Ltd. (Electronic equipment, instruments & components)	930,000	4,072
*	TAL Education Group—ADR (Diversified consumer services)	62,996	4,419
	Tencent Holdings, Ltd. (Internet software & services)	1,762,660	43,120
	Travelsky Technology, Ltd. Class “H” (IT services)	1,384,000	2,909
	Weichai Power Co., Ltd. Class “H” (Machinery)	2,405,000	3,703
			173,058
	India—16.6%
	Asian Paints, Ltd. (Chemicals)	404,678	5,310
	Bajaj Finance, Ltd. (Consumer finance)	317,273	3,944
*	Bharat Financial Inclusion, Ltd. (Consumer finance)	387,301	3,362
	Bharat Petroleum Corporation, Ltd. (Oil, gas & consumable fuels)	461,164	4,308
	Bosch, Ltd. (Auto components)	9,437	2,948
	Britannia Industries, Ltd. (Food products)	53,038	2,253
	Eicher Motors, Ltd. (Machinery)	13,067	4,192
	Godrej Consumer Products, Ltd. (Personal products)	126,083	2,813
	Havells India, Ltd. (Electrical equipment)	435,870	2,191
	HDFC Bank, Ltd. (Banks)	1,323,171	23,451
	Hero MotoCorp, Ltd. (Automobiles)	130,325	5,823
	Hindustan Unilever, Ltd. (Household products)	352,707	4,291

Issuer	Shares	Value

Common Stocks—(continued)

Emerging Asia—(continued)
India—(continued)
Housing Development Finance Corporation, Ltd. (Thrifts & mortgage finance)	783,268	$14,557
Indraprastha Gas, Ltd. (Gas utilities)	289,279	3,892
IndusInd Bank, Ltd. (Banks)	842,771	13,746
ITC, Ltd. (Tobacco)	1,444,740	5,126
Maruti Suzuki India, Ltd. (Automobiles)	154,077	12,067
Max Financial Services, Ltd. (Insurance)	610,998	4,986
Motherson Sumi Systems, Ltd. (Auto components)	764,916	3,665
Petronet LNG, Ltd. (Oil, gas & consumable fuels)	538,905	2,912
Pidilite Industries, Ltd. (Chemicals)	240,121	2,082
Shree Cement, Ltd. (Construction materials)	14,337	3,105
Tata Motors, Ltd. (Automobiles)	866,454	5,999
UPL, Ltd. (Chemicals)	381,131	3,632
Yes Bank, Ltd. (Banks)	659,385	11,221
Zee Entertainment Enterprises, Ltd. (Media)	487,660	3,255
		155,131
Indonesia—5.2%
PT Astra International Tbk (Automobiles)	13,570,200	8,335
PT Bank Rakyat Indonesia Persero Tbk (Banks)	14,552,421	12,611
PT Gudang Garam Tbk (Tobacco)	823,500	3,906
PT Indofood CBP Sukses Makmur Tbk (Food products)	3,761,200	2,394
PT Kalbe Farma Tbk (Pharmaceuticals)	27,156,215	3,054
PT Matahari Department Store Tbk (Multiline retail)	3,602,500	4,044
PT Telekomunikasi Indonesia Persero Tbk (Diversified telecommunication services)	30,851,600	9,114
PT Unilever Indonesia Tbk (Household products)	1,463,200	4,214
PT United Tractors Tbk (Oil, gas & consumable fuels)	670,800	1,058
		48,730
Malaysia—1.2%
Public Bank Bhd (Banks)	2,586,100	11,368

Papua New Guinea—0.4%
Oil Search, Ltd. (Oil, gas & consumable fuels)	627,467	3,247

Philippines—3.1%
Ayala Land, Inc. (Real estate management & development)	6,912,200	4,449
BDO Unibank, Inc. (Banks)	2,221,870	5,010
GT Capital Holdings, Inc. (Diversified financial services)	92,635	2,367
International Container Terminal Services, Inc. (Transportation infrastructure)	643,530	932
Jollibee Foods Corporation (Hotels, restaurants & leisure)	644,780	2,516

See accompanying Notes to Financial Statements.

80	Annual Report	December 31, 2016

Emerging Markets Growth Fund

Portfolio of Investments, December 31, 2016 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	Philippines—(continued)
	Metro Pacific Investments Corporation (Diversified financial services)	18,904,400	$2,533
	Robinsons Retail Holdings, Inc. (Food & staples retailing)	1,558,100	2,327
	Security Bank Corporation (Banks)	541,170	2,068
	SM Investments Corporation (Industrial conglomerates)	337,605	4,448
	Universal Robina Corporation (Food products)	630,600	2,074
			28,724
	South Korea—10.5%
*	Amorepacific Corporation (Personal products)	13,358	3,556
	Halla Visteon Climate Control Corporation (Auto components)	255,261	2,177
	Hana Financial Group, Inc. (Banks)	343,780	8,895
*	Hankook Tire Co., Ltd. (Auto components)	92,955	4,464
*	Hanssem Co., Ltd. (Household durables)	14,570	2,401
*	KT&G Corporation (Tobacco)	46,752	3,909
*	LG Household & Health Care, Ltd.(Personal products)	8,806	6,248
*	Mando Corporation (Auto components)	12,008	2,331
*	NAVER Corporation (Internet software & services)	18,527	11,888
*	Samsung Biologics Co., Ltd. (Life sciences tools & services)	30,375	3,797
	Samsung Electronics Co., Ltd. (Technology hardware, storage & peripherals)	25,389	37,880
*	Samsung Fire & Marine Insurance Co., Ltd. (Insurance)	18,641	4,144
*	Shinhan Financial Group Co., Ltd. (Banks)	173,999	6,519
			98,209
	Taiwan—9.0%
	Advantech Co., Ltd. (Technology hardware, storage & peripherals)	329,145	2,599
	China Life Insurance Co., Ltd. (Insurance)	3,085,000	3,068
	E.Sun Financial Holding Co., Ltd. (Banks)	9,787,860	5,573
	Ennoconn Corporation (Technology hardware, storage & peripherals)	204,000	2,608
	Fubon Financial Holding Co., Ltd. (Diversified financial services)	4,197,000	6,641
	Largan Precision Co., Ltd. (Electronic equipment, instruments & components)	68,000	7,997
	Nien Made Enterprise Co., Ltd. (Household durables)	204,000	2,105
	President Chain Store Corporation (Food & staples retailing)	635,000	4,551
	Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & semiconductor equipment)	2,972,000	16,737
	Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Semiconductors & semiconductor equipment)	942,857	27,107

Issuer	Shares	Value

Common Stocks—(continued)

Emerging Asia—(continued)
Taiwan—(continued)
Uni-President Enterprises Corporation (Food products)	2,677,000	$4,435
		83,421
Thailand—4.5%
Airports of Thailand PCL (Transportation infrastructure)	592,100	6,581
Bangkok Dusit Medical Services PCL Class “F” (Health care providers & services)	6,739,700	4,348
Central Pattana PCL (Real estate management & development)	5,458,000	8,649
CP ALL PCL (Food & staples retailing)	6,599,100	11,517
Home Product Center PCL (Specialty retail)	12,293,000	3,501
Minor International PCL (Hotels, restaurants & leisure)	2,992,200	2,987
Thai Beverage PCL (Beverages)	7,640,500	4,485
		42,068
Emerging Latin America—13.4%
Argentina—1.0%
Banco Macro S.A.—ADR (Banks)	46,822	3,013
MercadoLibre, Inc. (Internet software & services)†	43,306	6,762
		9,775
Brazil—6.4%
AMBEV S.A.—ADR (Beverages)	794,633	3,902
BB Seguridade Participacoes S.A. (Insurance)	757,100	6,583
BM&F BOVESPA S.A. (Capital markets)	1,331,200	6,749
Cielo S.A. (IT services)	700,320	6,001
Engie Brasil Energia S.A. (Independent power & renewable electricity producers)	301,900	3,247
Kroton Educacional S.A. (Diversified consumer services)	1,509,600	6,183
Localiza Rent a Car S.A. (Road & rail)	379,700	3,992
Lojas Renner S.A. (Multiline retail)	757,100	5,390
Raia Drogasil S.A. (Food & staples retailing)	361,400	6,794
Ultrapar Participacoes S.A. (Oil, gas & consumable fuels)	292,000	6,141
WEG S.A. (Machinery)	958,400	4,564
		59,546
Chile—1.4%
Banco Santander Chile—ADR (Banks)	336,532	7,360
S.A.C.I. Falabella (Multiline retail)	696,997	5,535
		12,895
Mexico—3.4%
Fomento Economico Mexicano S.A.B. de C.V.—ADR (Beverages)	83,073	6,331

See accompanying Notes to Financial Statements.

December 31, 2016	William Blair Funds	81

Emerging Markets Growth Fund

Portfolio of Investments, December 31 2016 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Latin America—(continued)
	Mexico—(continued)
	Grupo Aeroportuario del Pacifico S.A.B. de C.V. Class “B” (Transportation infrastructure)	466,600	$3,835
	Grupo Aeroportuario del Sureste S.A.B. de C.V.—ADR (Transportation infrastructure)	25,952	3,734
	Grupo Bimbo S.A.B. de C.V. Class “A” (Food products)	1,063,200	2,404
	Grupo Financiero Santander Mexico S.A.B. de C.V. Class “B” (Banks)	1,968,700	2,831
	Grupo Mexico S.A.B. de C.V. Class “B” (Metals & mining)	1,312,900	3,565
	Infraestructura Energetica Nova S.A.B. de C.V. (Gas utilities)	644,300	2,807
	Promotora y Operadora de Infraestructura S.A.B. de C.V. (Transportation infrastructure)	69,700	582
	Wal-Mart de Mexico S.A.B. de C.V. (Food & staples retailing)	3,518,400	6,297
			32,386
	Peru—1.2%
	Credicorp, Ltd. (Banks)†	70,074	11,062

	Emerging Europe, Mid-East, Africa—12.0%
	Hungary—1.2%
	OTP Bank plc (Banks)	297,877	8,517
	Richter Gedeon Nyrt (Pharmaceuticals)	105,758	2,236
			10,753
	Qatar—0.4%
	Qatar National Bank S.A.Q. (Banks)	91,926	4,112
	Russia—1.7%
	Magnit PJSC—GDR (Food & staples retailing)	124,110	5,480
*	X5 Retail Group N.V.—GDR (Food & staples retailing)	118,380	3,841
*	Yandex N.V. Class “A” (Internet software & services)†	305,431	6,148
			15,469
	South Africa—6.8%
	Aspen Pharmacare Holdings, Ltd. (Pharmaceuticals)	154,553	3,191
	Bid Corporation, Ltd. (Food & staples retailing)	372,080	6,642
	Bidvest Group, Ltd. (Industrial conglomerates)	298,104	3,934
	Capitec Bank Holdings, Ltd. (Banks)	107,504	5,440
	FirstRand, Ltd. (Diversified financial services)	2,987,729	11,567
	Naspers, Ltd. (Media)	171,635	25,171
	Steinhoff International Holdings N.V. (Household durables)	1,374,190	7,132
			63,077
	Shares or
	Principal
Issuer	Amount	Value

Common Stocks—(continued)

Emerging Europe, Mid-East, Africa—(continued)
Turkey—0.6%
Arcelik A.S. (Household durables)	457,262	$2,749
Tofas Turk Otomobil Fabrikasi A.S. (Automobiles)	475,364	3,321
		6,070
United Arab Emirates—1.3%
Emaar Malls PJSC (Real estate management & development)	2,987,396	2,131
Emaar Properties PJSC (Real estate management & development)	3,392,474	6,586
First Gulf Bank PJSC (Banks)	1,113,700	3,896
		12,613
Total Common Stocks—94.4% (cost $829,154)		881,714

Preferred Stocks
Brazil—4.4%
Itau Unibanco Holding S.A. (Banks)	1,524,660	15,857
*Petroleo Brasileiro S.A. (Oil, gas & consumable fuels)	5,482,600	25,049
		40,906
Total Preferred Stocks—4.4% (cost $41,374)		40,906

Affiliated Fund
Emerging Asia—0.0%
China—0.0%
William Blair China A-Share Fund, LLC§	12,462	201
Total Affiliated Fund—0.0% (cost $125)		201

Repurchase Agreement
Fixed Income Clearing Corporation, 0.030% dated 12/30/16, due 1/3/17, repurchase price $3,898, collateralized by U.S. Treasury Bond, 3.000%, due 5/15/45	$3,898	3,898
Total Repurchase Agreement—0.4% (cost $3,898)		3,898
Total Investments—99.2% (cost $874,551)		926,719
Cash and other assets, less liabilities—0.8%		7,024
Net assets—100.0%		$933,743

See accompanying Notes to Financial Statements.

82	Annual Report	December 31, 2016

Emerging Markets Growth Fund

Portfolio of Investments, December 31, 2016 (all dollar amounts in thousands)

ADR = American Depository Receipt

GDR = Global Depository Receipt

* = Non-income producing securities

† = U.S. listed foreign security

§ = Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. This holding represents 0.02% of the Fund’s net assets at December 31, 2016.

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At December 31, 2016, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Financials	26.3%
Information Technology	25.1%
Consumer Discretionary	15.8%
Consumer Staples	11.9%
Energy	7.0%
Industrials	4.6%
Health Care	2.6%
Real Estate	2.4%
Materials	1.9%
Utilities	1.4%
Telecommunication Services	1.0%
Total	100.0%

At December 31, 2016, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

U.S. Dollar	17.1%
Indian Rupee	16.8%
Hong Kong Dollar	10.9%
South Korean Won	10.6%
Brazilian Real	10.5%
South African Rand	6.8%
New Taiwan Dollar	6.1%
Indonesian Rupiah	5.3%
Thai Baht	4.1%
Philippine Peso	3.1%
Mexican Peso	2.4%
UAE Dirham	1.4%
Malaysian Ringgit	1.2%
Hungarian Forint	1.2%
All Other Currencies	2.5%
Total	100.0%

As of December 31, 2016, the Fund invested in William Blair China A-Share Fund, LLC, an affiliated fund. There are no unfunded commitments to the affiliated fund. The Fund is subject to repatriation and other redemption restrictions imposed on the William Blair China A-Share Fund, LLC by the Chinese government.

	Share Activity				Year Ended December 31, 2016
Security Name	Balance 12/31/2015	Purchases	Sales	Balance 12/31/2016	Value	Dividend Income	Net realized gain (loss)	Change in net unrealized appreciation (depreciation)
William Blair China A-Share Fund, LLC	274,339	—	261,877	12,462	$201	$—	$1,931	$(2,000)

See accompanying Notes to Financial Statements.

December 31, 2016	William Blair Funds	83

Emerging Markets Small Cap Growth Fund

The Emerging Markets Small Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Todd M. McClone Casey K. Preyss

The William Blair Emerging Markets Small Cap Growth Fund (Class N shares) posted a 5.33% decrease, net of fees, for the twelve months ended December 31, 2016. By comparison, the Fund’s benchmark index, the MSCI Emerging Markets Small Cap Index (net) (the “Index”), increased 2.28%.

Adverse style effects broadly detracted from the Fund’s calendar year 2016 performance versus the Index. The Fund’s overweight to higher growth, higher valuation companies with relatively strong earnings trends was detrimental amid an environment of significant low valuation market leadership. From a sector attribution perspective, stock selection in Industrials, Materials, Real Estate and Utilities were the primary detractors from the Fund’s performance relative to the Index for the year. Within the Industrials sector, the Fund’s Airline holdings underperformed, including Mexican low-cost carrier Controladora Vuela Compania de Aviacion (“Volaris”), which declined significantly in November on concerns about President-elect Trump’s policies potentially hurting future travel demand. Panamanian airline Copa Holdings also detracted from the Fund’s performance due to share price weakness in the first half of 2016 amid poor operating conditions and a tough macroeconomic backdrop, and lingering concerns about the company’s impending write down of its Venezuelan cash balance. Within the Materials sector, the Fund’s lack of Metals & Mining exposure detracted from relative performance. In addition, stock selection in Chemicals detracted from performance, as Berger Paints India’s share price pulled back in November due to worries about a slowdown in consumer spending related to the Indian government’s abrupt removal of high denomination currency notes from circulation. From a geographic attribution perspective, stock selection in Korea, Taiwan and China were the primary detractors from the Fund’s relative performance in 2016, although partially mitigated by underweight positions in each country. These negative stock selection effects offset positive contributions from stock selection in India, Turkey, and the United Arab Emirates, in addition to the positive contributions from the Fund’s exposure to Pakistan and overweight in Brazil.

Please refer to the Global Markets Review and Outlook relating to the Fund on page 36.

84	Annual Report	December 31, 2016

Emerging Markets Small Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2016

				Since
	1 Year	3 Year	5 Year	Inception
Class N(a)	(5.33)%	0.46%	9.64%	8.70%
Class I(a)	(5.11)	0.76	9.95	9.00
MSCI Emerging Markets Small Cap Index (net)(a)	2.28	(1.27)	3.51	2.09
Institutional Class(b)	(5.05)	0.84	—	5.00
MSCI Emerging Markets Small Cap Index (net)(b)	2.28	(1.27)	—	(0.34)

(a)	Since inception is for the period from October 24, 2011 (Commencement of Operations) to December 31, 2016.
(b)	Since inception is for the period from December 20, 2012 (Commencement of Operations) to December 31, 2016

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. These risks may be magnified when investing in emerging markets. Smaller capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair Investment Management, LLC and William Blair & Company, L.L.C., without a sales load or distribution (12b-1) fees. Institutional Class shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Small Cap Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on December 31, 2016. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2016	William Blair Funds	85

Emerging Markets Small Cap Growth Fund

Portfolio of Investments, December 31, 2016 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Emerging Asia—71.1%
	China—15.0%
	Beijing Capital International Airport Co., Ltd. Class “H” (Transportation infrastructure)	1,272,000	$1,286
*	China Lodging Group, Ltd.—ADR (Hotels, restaurants & leisure)	96,402	4,998
	China Oilfield Services, Ltd. Class “H” (Energy equipment & services)	1,896,000	1,760
	Fuyao Glass Industry Group Co. Ltd. Class “H” (Auto components)	1,612,400	5,001
	Haitian International Holdings, Ltd. (Machinery)	1,054,000	2,069
	Huadian Fuxin Energy Corporation, Ltd. Class “H” (Independent power & renewable electricity producers)	2,040,000	453
	Huaneng Renewables Corporation, Ltd. Class “H” (Independent power & renewable electricity producers)	4,212,000	1,369
	Lonking Holdings, Ltd. (Machinery)	6,041,000	1,285
*	Microport Scientific Corporation (Health care equipment & supplies)	397,486	299
	Minth Group, Ltd. (Auto components)	918,000	2,859
	Shenzhou International Group Holdings, Ltd. (Textiles, apparel & luxury goods)	520,000	3,289
	Silergy Corporation (Semiconductors & semiconductor equipment)	97,000	1,366
	Sinotruk Hong Kong, Ltd. (Machinery)	1,961,000	1,398
	Sunny Optical Technology Group Co., Ltd. (Electronic equipment, instruments & components)	498,000	2,180
*	TAL Education Group—ADR (Diversified consumer services)	38,983	2,735
	Tarena International, Inc.—ADR (Diversified consumer services)	240,108	3,599
	Tongda Group Holdings, Ltd. (Electronic equipment, instruments & components)	8,080,000	2,084
	Travelsky Technology, Ltd. Class “H” (IT services)	977,000	2,054
	Weichai Power Co., Ltd. Class “H” (Machinery)	1,614,000	2,485
			42,569
	India—23.2%
	AIA Engineering, Ltd. (Machinery)	84,899	1,615
	Ajanta Pharma, Ltd. (Pharmaceuticals)	81,472	2,131
	Amara Raja Batteries, Ltd. (Electrical equipment)	107,961	1,384
	Bajaj Finance, Ltd. (Consumer finance)	344,154	4,278
	Berger Paints India, Ltd. (Chemicals)	328,296	1,020
	Can Fin Homes, Ltd. (Thrifts & mortgage finance)	61,919	1,444
	Cholamandalam Investment and Finance Co., Ltd. (Consumer finance)	159,975	2,225
	City Union Bank, Ltd. (Banks)	928,958	1,767
*	Crompton Greaves Consumer Electricals, Ltd. (Household durables)	385,707	826

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	India—(continued)
	Dr. Lal PathLabs, Ltd. (Health care providers & services)	91,129	$1,426
	Eicher Motors, Ltd. (Machinery)	8,725	2,799
	Finolex Industries, Ltd. (Chemicals)	200,083	1,291
	Godrej Consumer Products, Ltd. (Personal products)	92,260	2,058
	Gruh Finance, Ltd. (Thrifts & mortgage finance)	714,154	3,393
	Havells India, Ltd. (Electrical equipment)	397,360	1,998
	Indiabulls Housing Finance, Ltd. (Thrifts & mortgage finance)	172,976	1,654
	Indraprastha Gas, Ltd. (Gas utilities)	269,608	3,628
	Kajaria Ceramics, Ltd. (Building products)	214,281	1,467
	LIC Housing Finance, Ltd. (Thrifts & mortgage finance)	199,033	1,633
	Mahanagar Gas, Ltd. (Gas utilities)	269,767	3,116
	Max Financial Services, Ltd. (Insurance)	154,185	1,258
	Motherson Sumi Systems, Ltd. (Auto components)	194,859	934
	Petronet LNG, Ltd. (Oil, gas & consumable fuels)	365,355	1,974
	PI Industries, Ltd. (Chemicals)	104,441	1,277
	Pidilite Industries, Ltd. (Chemicals)	128,700	1,116
	Repco Home Finance, Ltd. (Consumer finance)	98,065	808
*	SKS Microfinance, Ltd. (Consumer finance)	398,268	3,457
	Supreme Industries, Ltd. (Chemicals)	106,662	1,422
	Syngene International Ltd. (Life sciences tools & services)	236,400	1,949
	UPL, Ltd. (Chemicals)	264,135	2,517
	Vakrangee, Ltd. (IT services)	605,155	2,444
	Vedanta, Ltd. (Metals & mining)	1,224,927	3,904
	Voltas, Ltd. (Construction & engineering)	276,193	1,327
			65,540
	Indonesia—3.8%
	PT Ace Hardware Indonesia Tbk (Specialty retail)	3,148,200	195
	PT Bank Tabungan Negara Persero Tbk (Banks)	27,472,100	3,548
	PT Ciputra Development Tbk (Real estate management & development)	7,168,000	710
	PT Indofood CBP Sukses Makmur Tbk (Food products)	2,694,300	1,715
	PT Mitra Keluarga Karyasehat Tbk (Health care providers & services)	5,471,900	1,044
	PT Pakuwon Jati Tbk (Real estate management & development)	52,163,000	2,188
	PT Summarecon Agung Tbk (Real estate management & development)	562,300	55
	PT Waskita Karya Persero Tbk (Construction & engineering)	6,358,400	1,204
			10,659

See accompanying Notes to Financial Statements.

86	Annual Report	December 31, 2016

Emerging Markets Small Cap Growth Fund

Portfolio of Investments, December 31, 2016 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	Malaysia—0.2%
	My EG Services Bhd (IT services)	2,104,800	$709
	Pakistan—4.4%
	D.G. Khan Cement Co., Ltd. (Construction materials)	949,000	2,015
	Honda Atlas Cars Pakistan, Ltd. (Automobiles)	16,000	103
	Lucky Cement, Ltd. (Construction materials)	423,000	3,501
	Maple Leaf Cement Factory, Ltd. (Construction materials)	1,768,121	2,153
	Pakistan Oilfields, Ltd. (Oil, gas & consumable fuels)	194,500	997
	United Bank, Ltd. (Banks)	1,611,500	3,682
			12,451
	Philippines—2.7%
	D&L Industries, Inc. (Chemicals)	6,895,800	1,581
	GT Capital Holdings, Inc. (Diversified financial services)	30,650	783
	Jollibee Foods Corporation (Hotels, restaurants & leisure)	182,530	712
	Manila Water Co., Inc. (Water utilities)	949,300	554
	Metro Pacific Investments Corporation (Diversified financial services)	7,076,000	948
	Security Bank Corporation (Banks)	802,070	3,066
			7,644
	South Korea—4.6%
*	Advanced Process Systems Corporation (Semiconductors & semiconductor equipment)	60,844	1,504
*	BGF retail Co., Ltd. (Food & staples retailing)	977	66
	Halla Climate Control Corporation (Auto components)	96,358	822
*	Hanssem Co., Ltd. (Household durables)	25,710	4,236
*	Interojo Co., Ltd. (Health care equipment & supplies)	30,340	954
*	Mando Corporation (Auto components)	11,419	2,217
*	Samsung Biologics Co., Ltd. (Life sciences tools & services)	8,120	1,015
*	Vieworks Co., Ltd. (Health care equipment & supplies)	43,782	2,168
			12,982
	Taiwan—10.7%
	Advantech Co., Ltd. (Technology hardware, storage & peripherals)	163,000	1,287
	Airtac International Group (Machinery)	195,000	1,555
	ASPEED Technology, Inc. (Semiconductors & semiconductor equipment)	105,000	1,541
	China Life Insurance Co., Ltd. (Insurance)	1,979,000	1,968
	Chunghwa Precision Test Tech Co., Ltd. (Electronic equipment, instruments & components)	42,000	1,551

Issuer	Shares	Value

Common Stocks—(continued)

Emerging Asia—(continued)
Taiwan—(continued)
Ennoconn Corporation (Technology hardware, storage & peripherals)	201,000	$2,570
Grape King Bio, Ltd. (Personal products)	172,000	998
Kung Long Batteries Industrial Co., Ltd. (Electrical equipment)	254,000	1,241
Nien Made Enterprise Co., Ltd. (Household durables)	179,000	1,847
Posiflex Technology, Inc. (Electronic equipment, instruments & components)	269,749	1,481
Powertech Technology, Inc. (Semiconductors & semiconductor equipment)	938,000	2,532
Poya Co., Ltd. (Multiline retail)	110,651	1,282
Silicon Motion Technology Corporation— ADR (Semiconductors & semiconductor equipment)	42,758	1,816
Sinbon Electronics Co., Ltd. (Electronic equipment, instruments & components)	597,274	1,301
Taiwan Paiho, Ltd. (Textiles, apparel & luxury goods)	570,000	1,687
Tong Yang Industry Co., Ltd. (Auto components)	568,000	1,119
Tripod Technology Corporation (Electronic equipment, instruments & components)	700,000	1,581
Voltronic Power Technology Corporation (Electrical equipment)	82,109	1,135
Win Semiconductors Corporation (Semiconductors & semiconductor equipment)	459,000	1,295
Wistron NeWeb Corporation (Communications equipment)	181,000	485
		30,272
Thailand—6.1%
Bangkok Chain Hospital PCL (Health care providers & services)	5,939,100	2,455
Beauty Community PCL (Specialty retail)	4,770,100	1,558
Carabao Group PCL Class “F” (Beverages)	1,459,200	3,107
Central Plaza Hotel PCL (Hotels, restaurants & leisure)	1,250,900	1,388
Home Product Center PCL (Specialty retail)	3,916,100	1,115
KCE Electronics PCL (Electronic equipment, instruments & components)	684,800	2,333
Kiatnakin Bank PCL (Banks)	1,195,600	1,970
Minor International PCL (Hotels, restaurants & leisure)	1,573,201	1,571
Tisco Financial Group PCL (Banks)	1,022,200	1,720
		17,217
Vietnam—0.4%
Vietnam Dairy Products JSC (Food products)	183,360	1,011

See accompanying Notes to Financial Statements.

December 31, 2016	William Blair Funds	87

Emerging Markets Small Cap Growth Fund

Portfolio of Investments, December 31, 2016 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Europe, Mid-East, Africa—15.6%
	Czech Republic—0.9%
*	Moneta Money Bank A.S. (Banks)	773,264	$2,494
	Egypt—0.5%
*	Global Telecom Holding S.A.E.—GDR (Wireless telecommunication services)	692,450	1,288
	Georgia—0.7%
	BGEO Group plc (Banks)	57,673	2,121
	Greece—0.6%
	JUMBO S.A. (Specialty retail)	47,470	753
	OPAP S.A. (Hotels, restaurants & leisure)	110,978	981
			1,734
	Hungary—1.6%
	Magyar Telekom Telecommunications plc (Diversified telecommunication services)	768,784	1,303
	MOL Hungarian Oil & Gas plc (Oil, gas & consumable fuels)	18,041	1,267
	Richter Gedeon Nyrt (Pharmaceuticals)	92,457	1,955
			4,525
	Kenya—1.3%
	Safaricom, Ltd. (Wireless telecommunication services)	20,336,400	3,800
	Poland—1.1%
	KRUK S.A. (Consumer finance)	53,529	3,032
	Romania—1.0%
	Banca Transilvania S.A. (Banks)	5,268,834	2,914
	Russia—0.6%
	TCS Group Holding plc—GDR (Banks)	167,655	1,769
	South Africa—5.0%
	AVI, Ltd. (Food products)	432,777	2,879
	Capitec Bank Holdings, Ltd. (Banks)	77,566	3,925
	Cashbuild, Ltd. (Specialty retail)	54,120	1,356
	Clicks Group, Ltd. (Food & staples retailing)	230,262	1,936
*	Dis-Chem Pharmacies, Ltd. (Food & staples retailing)	1,059,181	1,728
	Famous Brands, Ltd. (Hotels, restaurants & leisure)	126,386	1,440
	PSG Group, Ltd. (Diversified financial services)	53,350	849
			14,113
	Turkey—0.9%
	Arcelik A.S. (Household durables)	126,778	762
	Tofas Turk Otomobil Fabrikasi A.S. (Automobiles)	261,772	1,829
			2,591
	United Arab Emirates—1.4%
	NMC Health plc (Health care providers & services)	208,078	3,959

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Latin America—12.5%
	Argentina—1.4%
	Banco Macro S.A.—ADR (Banks)	21,784	$1,402
*	Pampa Energia S.A.—ADR (Electric utilities)	72,304	2,517
			3,919
	Brazil—6.5%
	Cia de Saneamento Basico do Estado de Sao Paulo (Water utilities)	165,300	1,462
	CVC Brasil Operadora e Agencia de Viagens S.A. (Hotels, restaurants & leisure)	450,000	3,277
	EcoRodovias Infraestrutura e Logistica S.A. (Transportation infrastructure)	1,249,000	3,162
	EDP - Energias do Brasil S.A. (Electric utilities)	461,000	1,898
	Linx S.A. (Software)	185,400	988
	Lojas Renner S.A. (Multiline retail)	193,700	1,379
	MRV Engenharia e Participacoes S.A. (Household durables)	400,300	1,346
	Raia Drogasil S.A. (Food & staples retailing)	165,600	3,113
	Ser Educacional S.A. (Diversified consumer services)	331,700	1,903
			18,528
	Chile—1.4%
	Aguas Andinas S.A. Class “A” (Water utilities)	3,089,565	1,614
	Parque Arauco S.A. (Real estate management & development)	1,019,337	2,283
			3,897
	Mexico—3.2%
	Alsea S.A.B. de C.V. (Hotels, restaurants & leisure)	395,000	1,128
	Banregio Grupo Financiero S.A.B. de C.V. (Banks)	526,524	2,934
	Grupo Aeroportuario del Centro Norte S.A.B. de C.V. (Transportation infrastructure)	274,609	1,182
	Grupo Aeroportuario del Pacifico S.A.B. de C.V. Class “B” (Transportation infrastructure)	171,900	1,413
	Infraestructura Energetica Nova S.A.B. de C.V. (Gas utilities)	530,100	2,309
			8,966
	Total Common Stocks—99.2% (cost $266,225)		280,704

	Preferred Stocks
	Brazil—1.5%
	Bradespar S.A. (Metals & mining)	432,000	1,971
*	Metalurgica Gerdau S.A. (Metals & mining)	1,614,800	2,381
			4,352
	Total Preferred Stocks—1.5% (cost $4,792)		4,352

See accompanying Notes to Financial Statements.

88	Annual Report	December 31, 2016

Emerging Markets Small Cap Growth Fund

Portfolio of Investments, December 31, 2016 (all dollar amounts in thousands)

Issuer	Principal Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.030% dated 12/30/16, due 1/3/17, repurchase price $161, collateralized by U.S. Treasury Bond, 3.000%, due 5/15/45	$161	$161
Total Repurchase Agreement—0.1% (cost $161)		161
Total Investments—100.8% (cost $271,178)		285,217
Liabilities, plus cash and other assets—(0.8)%		(2,355)
Net assets—100.0%		$282,862

ADR = American Depository Receipt

GDR = Global Depository Receipt

* = Non-income producing securities

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At December 31, 2016, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Financials	21.5%
Consumer Discretionary	21.2%
Information Technology	11.6%
Industrials	10.5%
Materials	9.2%
Health Care	6.8%
Utilities	6.6%
Consumer Staples	6.5%
Telecommunication Services	2.2%
Energy	2.1%
Real Estate	1.8%
Total	100.0%

At December 31, 2016, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Indian Rupee	23.0%
Hong Kong Dollar	10.5%
New Taiwan Dollar	10.5%
Brazilian Real	8.0%
U.S. Dollar	7.1%
Thai Baht	6.0%
South African Rand	4.9%
South Korean Won	4.6%
Pakistan Rupee	4.4%
Indonesian Rupiah	3.7%
Mexican Peso	3.1%
Philippine Peso	2.7%
British Pound Sterling	2.1%
Hungarian Forint	1.6%
Chilean Peso	1.4%
Kenyan Shilling	1.3%
Polish Zloty	1.1%
Romanian Leu	1.0%
All Other Currencies	3.0%
Total	100.0%

See accompanying Notes to Financial Statements.

December 31, 2016	William Blair Funds	89

Fixed Income Market Review and Outlook

The Bloomberg Barclays U.S. Aggregate Index (the “Index”) gained 2.65% during 2016, and interest rates rose in small magnitude across the yield curve. This perhaps-unspectacular headline masks the volatility experienced during the year. During the first six months of the year, interest rates plummeted to levels near historical lows and the Index gained 5.31%. During the last six months of the year, interest rates rose, the fourth quarter was the worst-performing calendar quarter for the Index in over 30 years, and the Index declined 2.53%.

The Federal Reserve did, in fact, raise the federal funds rate, although not at the pace predicted at the beginning of 2016. In January 2016, the Eurodollar futures market predicted four interest rate hikes during the calendar year. The Federal Open Market Committee (“FOMC”) did increase the target range of the federal funds rate once during the year by 0.25%, to a range of 0.50% -0.75%, at its December meeting. The FOMC cited strengthening labor market conditions that were supported by both the decline in the unemployment rate and an increase in wage inflation. However, the FOMC also stated that monetary policy remains accommodative to allow some further strengthening in labor market conditions, and that future increases in the federal funds rate are expected to be gradual. At the end of 2016, interest rates in the eurodollar futures market predicted three FOMC interest rate hikes during calendar year 2017.

The FOMC also stated that it will continue its practice of reinvesting principal payments from its holdings of Treasuries, agency debt, and agency mortgage-backed securities (“MBS”). These purchases influence longer-term interest rates and MBS risk spreads. While the FOMC is striking a hawkish tone on the direction of short-term rates, these purchases provide stable or downward pressure on longer-term interest rates. Meanwhile, the risk spreads of lower-coupon MBS that the FOMC is purchasing are lower than those of other MBS coupons that are being determined by more-traditional market forces.

Fixed-rate Treasuries underperformed the other major segments of the Index during the year. U.S. Treasury Inflation-Protected Securities (“TIPS”) outperformed fixed-rate Treasuries as market-implied inflation expectations rose. The MBS Index underperformed Treasuries after controlling for the effects of duration, but higher-coupon segments of the MBS market outperformed comparable-duration Treasuries. Corporate securities outperformed Treasuries on a duration-adjusted basis. High yield corporate bonds generated a robust gain of 17.13% during the year.

We believe that the FOMC will raise the federal funds rate gradually in 2017. The U.S. economy is growing; forecasters predict a real GDP growth rate of approximately 2.0% during 2016 and 2017. In addition, the U.S. labor market is adding jobs at a robust pace. Wage inflation increased throughout 2016, and estimates peg wage growth at 3.5% – 4.0% year-over-year, a level above the 2.5% upper bound of the FOMC’s target inflation range. Macroeconomic theory predicts that a robust labor market creates wage inflation, which in turn spurs broader inflation. We believe that the FOMC will raise the federal funds rate if market conditions remain normal and wage inflation takes hold.

TIPS have market-implied breakeven inflation rates slightly below the FOMC’s stated target range of 2.0% – 2.5%, and they are also below recent wage inflation estimates. We believe TIPS are an attractive alternative to fixed-rate Treasuries for mitigating the effects of rising rates driven by accelerating inflationary pressures.

We believe that spread sectors are poised to lead the market over the longer term. Corporate risk premiums are at levels above their longer-term averages, and risk premiums of higher-coupon segments of the agency MBS market remain attractive. In addition, we believe Treasuries are likely to struggle as the FOMC embarks on a tightening cycle.

We believe that higher-coupon segments (coupon rates of 5.0% and above for 30-year) of the agency MBS market offer compelling value. These segments of the agency MBS market offer attractive spreads and a defensive duration profile. The key risk of these securities is that the underlying borrowers are in-the-money to refinance their loan. We believe this risk can be mitigated by focusing on pools comprised of borrowers that do not have the economic incentive to refinance their loans (e.g., low-loan balance pools).

We believe that the corporate bond market remains attractive. Although fundamentals have deteriorated lately, risk spreads remain at attractive levels on a historical basis. We observed an increase in leverage among industrial companies over the past year as companies secured financing at low nominal yields in the robust new issue market for corporate bonds. We remain concerned about company-specific risks, including shareholder-friendly activities such as leveraged finance mergers and acquisitions, large share repurchases, and special dividends. Importantly, we do not believe the market will enter a period of excessive leveraged buyout activity.

90	Annual Report	December 31, 2016

Bond Fund
The Bond Fund seeks to outperform the Bloomberg Barclays U.S. Aggregate Index by maximizing total return through a combination of income and capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Paul J. Sularz Christopher T. Vincent

The William Blair Bond Fund (Class N shares) posted a 4.40% return, net of fees, for the year ended December 31, 2016. By comparison, the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Index (the “Index”), returned 2.65%.

Multiple factors contributed to the Fund’s outperformance relative to the Index. Security selection among the Fund’s corporate bond holdings contributed to the Fund’s outperformance, specifically positions in bonds issued by ConocoPhillips, YUM! Brands, Petrobras, and Mexichem. Sector allocation also contributed to relative performance, as the Fund was underweight to fixed-rate Treasuries and overweight corporate bonds. The Fund experienced positive security selection results from its agency mortgage-backed securities holdings. Finally, the Fund held a position in U.S. Treasury Inflation-Protected Securities that was additive to performance.

Detracting from the Fund’s relative performance in 2016 were exposures to bonds issued by Embraer and Credit Suisse.

Please refer to the Fixed Income Market Review and Outlook relating to the Fund on page 90 for additional information.

December 31, 2016	William Blair Funds	91

Bond Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2016
	1 Year	3 Year	5 Year	Since Inception (a)
Class N	4.40%	3.06%	3.18%	4.86%
Class I	4.55	3.26	3.36	5.03
Institutional Class	4.61	3.36	3.46	5.16
Bloomberg Barclays U.S. Aggregate Index	2.65	3.03	2.23	4.28

(a)	For the period from May 1, 2007 (Commencement of Operations) to December 31, 2016.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair Investment Management, LLC and William Blair & Company, L.L.C., without a sales load or distribution (12b-1) fees. Institutional Class shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Bloomberg Barclays U.S. Aggregate Index indicates broad intermediate government/corporate bond market performance.

This report identifies the Fund’s investments on December 31, 2016. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total investments.

92	Annual Report	December 31, 2016

Bond Fund

Portfolio of Investments, December 31, 2016 (all dollar amounts in thousands)

	Principal
Issuer	Amount	Value

U.S. Government and U.S. Government Agency—52.7%

U.S. Treasury Inflation Indexed Notes/Bonds—6.1%
U.S. Treasury Inflation Indexed Note, 1.875%, due 7/15/19 (a)	$4,959	$5,282
U.S. Treasury Inflation Indexed Bond, 3.875%, due 4/15/29	20,456	27,999
Total U.S. Treasury Inflation Indexed Notes/Bonds		33,281
U.S. Treasury—0.7%
U.S. Treasury Strip Principal, 0.000%, due 5/15/20	3,981	3,772
Federal Home Loan Mortgage Corp. (FHLMC)—13.4%
#E90398, 7.000%, due 5/1/17	2	2
#G90027, 6.000%, due 11/17/17	1	1
#G30093, 7.000%, due 12/1/17	1	1
#O20005, 6.500%, due 1/1/18	1	1
#E96940, 4.500%, due 6/1/18	11	11
#B13747, 5.000%, due 4/1/19	143	147
#G30254, 6.500%, due 5/1/19	3	3
#G11697, 5.500%, due 4/1/20	257	267
#G12113, 5.500%, due 5/1/21	241	253
#J02986, 6.500%, due 7/1/21	13	14
#G30255, 7.000%, due 7/1/21	2	2
#G30243, 6.000%, due 12/1/21	3	4
#G12720, 5.500%, due 6/1/22	33	35
#D95621, 6.500%, due 7/1/22	24	26
#G14150, 4.500%, due 4/1/26	1,786	1,907
#J16051, 4.500%, due 7/1/26	780	835
#G02210, 7.000%, due 12/1/28	72	82
#G02183, 6.500%, due 3/1/30	19	22
#G01728, 7.500%, due 7/1/32	113	134
#C01385, 6.500%, due 8/1/32	91	105
#G01551, 6.000%, due 4/1/33	1,965	2,287
#C01623, 5.500%, due 9/1/33	111	125
#A15039, 5.500%, due 10/1/33	2	2
#A17603, 5.500%, due 1/1/34	2,030	2,330
#G01705, 5.500%, due 6/1/34	814	935
#G01843, 6.000%, due 6/1/35	21	24
#G02141, 6.000%, due 3/1/36	607	707
#G02883, 6.000%, due 4/1/37	1,926	2,207
#A62179, 6.000%, due 6/1/37	251	292
#G03711, 6.000%, due 6/1/37	779	898
#G04126, 6.000%, due 6/1/37	2,182	2,534
#A63539, 6.000%, due 7/1/37	339	395
#A62858, 6.500%, due 7/1/37	121	139
#G03170, 6.500%, due 8/1/37	263	306
#A66843, 6.500%, due 10/1/37	862	980
#G07837, 6.500%, due 2/1/38	2,848	3,232
#G04053, 5.500%, due 3/1/38	539	608
#A78138, 5.500%, due 6/1/38	335	382
#G04466, 5.500%, due 7/1/38	16,022	18,389
#G04544, 6.000%, due 8/1/38	669	768
#A81799, 6.500%, due 9/1/38	456	515
#G05723, 6.500%, due 11/1/38	1,504	1,700
#G05124, 6.000%, due 12/1/38	1,450	1,673
#A86143, 5.000%, due 5/1/39	49	53
#G05810, 5.000%, due 2/1/40	14,478	16,119

	Principal
Issuer	Amount	Value

U.S. Government and U.S. Government Agency—(continued)

Federal Home Loan Mortgage Corp. (FHLMC)—(continued)
#G05875, 5.500%, due 2/1/40	$699	$795
#G07300, 6.000%, due 4/1/40	6,339	7,404
#G06017, 5.500%, due 6/1/40	170	193
#C03665, 9.000%, due 4/1/41	742	905
#G06583, 5.000%, due 6/1/41	1,866	2,085
Total FHLMC Mortgage Obligations		72,834
Federal National Mortgage Association (FNMA)—32.5%
#683100, 5.500%, due 2/1/18	29	30
#689612, 5.000%, due 5/1/18	19	19
#695910, 5.000%, due 5/1/18	49	50
#697593, 5.000%, due 5/1/18	44	45
#704049, 5.500%, due 5/1/18	102	103
#735357, 5.500%, due 5/1/18	123	125
#735003, 5.500%, due 7/1/18	119	121
#251960, 6.000%, due 9/1/18	1	1
#745498, 7.000%, due 11/1/18	23	23
#770395, 5.000%, due 4/1/19	2	2
#788424, 5.500%, due 9/1/19	9	10
#835563, 7.000%, due 10/1/20	11	12
#900725, 6.000%, due 8/1/21	31	33
#888555, 5.500%, due 9/1/21	3,065	3,227
#893325, 7.000%, due 9/1/21	9	10
#735104, 7.000%, due 5/1/22	1	1
#949589, 5.500%, due 8/1/22	2,309	2,476
#949592, 6.000%, due 8/1/22	3,625	3,909
#AA2924, 4.500%, due 4/1/24	221	235
#931299, 4.500%, due 6/1/24	517	553
#AC1848, 4.500%, due 9/1/24	320	342
#AC5410, 4.500%, due 10/1/24	256	273
#932095, 4.000%, due 11/1/24	1,213	1,294
#932100, 4.500%, due 11/1/24	213	227
#AL8529, 6.000%, due 11/1/24	5,833	6,339
#AC9560, 5.000%, due 1/1/25	1,586	1,694
#AD8164, 4.000%, due 8/1/25	546	583
#AB1459, 4.000%, due 9/1/25	238	254
#255956, 5.500%, due 10/1/25	17	19
#AH2671, 4.000%, due 1/1/26	933	995
#AI4872, 4.500%, due 6/1/26	353	378
#AL2851, 4.000%, due 8/1/26	1,670	1,785
#AI9811, 4.500%, due 8/1/26	287	307
#AJ3203, 4.000%, due 10/1/26	100	108
#AJ7724, 4.000%, due 12/1/26	724	774
#AK7384, 4.000%, due 3/1/27	882	945
#AB4818, 4.000%, due 4/1/27	594	637
#AL2590, 4.000%, due 7/1/27	3,718	3,974
#AV6413, 4.000%, due 2/1/29	2,816	2,967
#252925, 7.500%, due 12/1/29	1	1
#535977, 6.500%, due 4/1/31	8	9
#253907, 7.000%, due 7/1/31	1	2
#545339, 6.500%, due 11/1/31	45	53
#587849, 6.500%, due 11/1/31	11	12
#618547, 6.500%, due 11/1/31	4,997	5,846
#545437, 7.000%, due 2/1/32	52	61
#545759, 6.500%, due 7/1/32	472	548

See accompanying Notes to Financial Statements.

December 31, 2016	William Blair Funds	93

Bond Fund

Portfolio of Investments, December 31, 2016 (all dollar amounts in thousands)

	Principal
Issuer	Amount	Value

U.S. Government and U.S. Government Agency—(continued)

Federal National Mortgage Association (FNMA)—(continued)
#545869, 6.500%, due 7/1/32	$1,462	$1,667
#670385, 6.500%, due 9/1/32	730	829
#254548, 5.500%, due 12/1/32	48	53
#677290, 6.000%, due 1/1/33	2,091	2,434
#684601, 6.000%, due 3/1/33	533	620
#703391, 5.000%, due 5/1/33	166	184
#708993, 5.000%, due 6/1/33	29	32
#730131, 5.000%, due 8/1/33	56	62
#741850, 5.500%, due 9/1/33	543	616
#739243, 6.000%, due 9/1/33	671	781
#739331, 6.000%, due 9/1/33	354	412
#555800, 5.500%, due 10/1/33	53	60
#756153, 5.500%, due 11/1/33	568	645
#AL3455, 5.500%, due 11/1/33	6,703	7,718
#763798, 5.500%, due 3/1/34	86	97
#725611, 5.500%, due 6/1/34	116	130
#787816, 6.000%, due 7/1/34	331	386
#745563, 5.500%, due 8/1/34	651	740
#794474, 6.000%, due 10/1/34	45	52
#745092, 6.500%, due 7/1/35	367	428
#357944, 6.000%, due 9/1/35	22	25
#843487, 6.000%, due 10/1/35	107	125
#AD0979, 7.500%, due 10/1/35	82	99
#745349, 6.500%, due 2/1/36	319	361
#888305, 7.000%, due 3/1/36	11	13
#895637, 6.500%, due 5/1/36	87	102
#831540, 6.000%, due 6/1/36	29	34
#745802, 6.000%, due 7/1/36	166	195
#886220, 6.000%, due 7/1/36	297	342
#AL3449, 6.000%, due 7/1/36	1,652	1,934
#893318, 6.500%, due 8/1/36	24	27
#310037, 6.500%, due 10/1/36	198	224
#831926, 6.000%, due 12/1/36	10	12
#902974, 6.000%, due 12/1/36	238	273
#995757, 6.000%, due 2/1/37	2,484	2,900
#AB0265, 6.000%, due 2/1/37	15,234	17,699
#938440, 6.000%, due 7/1/37	90	103
#928561, 6.000%, due 8/1/37	219	254
#948689, 6.000%, due 8/1/37	199	228
#888703, 6.500%, due 8/1/37	4,455	5,238
#888967, 6.000%, due 12/1/37	762	893
#AL0904, 5.500%, due 1/1/38	55	63
#889371, 6.000%, due 1/1/38	3,597	4,203
#962058, 6.500%, due 3/1/38	1,459	1,727
#934006, 6.500%, due 9/1/38	394	446
#986856, 6.500%, due 9/1/38	208	236
#991911, 7.000%, due 11/1/38	247	281
#AL3775, 5.000%, due 1/1/39	1,889	2,103
#AD0752, 7.000%, due 1/1/39	884	1,052
#AA7611, 5.000%, due 5/1/39	930	1,034
#AA8443, 5.000%, due 6/1/39	226	251
#931492, 6.000%, due 7/1/39	196	228
#AA6898, 6.000%, due 7/1/39	652	752
#931801, 5.000%, due 8/1/39	763	842
#AC1619, 5.500%, due 8/1/39	502	569
#AD0315, 6.500%, due 8/1/39	2,880	3,260
#932279, 5.000%, due 12/1/39	91	100
	NRSRO
	Rating	Principal
Issuer	(unaudited)	Amount	Value

U.S. Government and U.S. Government Agency—(continued)

Federal National Mortgage Association (FNMA)—(continued)
#AC9569, 5.000%, due 2/1/40		$1,622	$1,806
#932638, 5.000%, due 3/1/40		167	185
#932751, 5.000%, due 4/1/40		3,998	4,454
#AE0082, 5.000%, due 5/1/40		467	516
#AB1146, 5.000%, due 6/1/40		95	106
#AD7137, 5.500%, due 7/1/40		4,621	5,318
#AH0955, 5.000%, due 12/1/40		4,967	5,515
#AH5585, 5.000%, due 2/1/41		182	203
#AL0028, 5.000%, due 2/1/41		2,392	2,648
#AL5815, 5.500%, due 4/1/41		3,713	4,278
#AI6071, 5.000%, due 6/1/41		1,869	2,089
#AI4222, 5.000%, due 7/1/41		135	151
#AL0672, 5.000%, due 7/1/41		3,031	3,381
#AL0913, 6.000%, due 7/1/41		2,122	2,429
#AL9226, 5.500%, due 12/1/41		19,492	22,420
#AL9225, 6.000%, due 1/1/42		9,640	11,264
#AK2733, 5.000%, due 2/1/42		2,072	2,316
Total FNMA Mortgage Obligations			176,665

Asset-Backed Securities—2.3%
GE Capital Credit Card Master Note Trust, 2012-6, Tranche B, 1.830%, 8/17/20	AA+	3,000	3,009
American Express Credit Account Master Trust, 2008-2, Tranche A, 1.964%, 9/15/20, VRN	AAA	4,800	4,860
Centre Point Funding LLC—144A, 2012-2A, Tranche 1, 2.610%, 8/20/21	Baa2	2,396	2,363
SLM Private Education Loan Trust— 144A, 2011-A, Tranche A3, 3.204%, 1/15/43, VRN	AAA	2,000	2,074
Total Asset-Backed Securities			12,306

Corporate Obligations—42.0%
Toll Brothers Finance Corporation, 8.910%, due 10/15/17	BBB-	1,050	1,106
Morgan Stanley, 6.625%, due 4/1/18	A	3,400	3,597
Glencore Funding LLC—144A, 2.240%, due 1/15/19, VRN	BBB-	1,500	1,511
Petrobras Global Finance BV, 3.020%, due 1/15/19, VRN	BB	4,000	3,938
Baidu, Inc., 2.750%, due 6/9/19	A	4,000	4,061
Roper Industries, Inc., 6.250%, due 9/1/19	BBB	2,195	2,416
Republic Services, Inc., 5.500%, due 9/15/19	BBB+	1,725	1,878
Boston Properties L.P., 5.875%, due 10/15/19	A-	4,000	4,364
Toll Brothers Finance Corporation, 6.750%, due 11/1/19	BBB-	500	549
Ford Motor Credit Co. LLC, 8.125%, due 1/15/20	BBB	4,000	4,616

See accompanying Notes to Financial Statements.

94	Annual Report	December 31, 2016

Bond Fund

Portfolio of Investments, December 31, 2016 (all dollar amounts in thousands)

	NRSRO
	Rating	Principal
Issuer	(unaudited)	Amount	Value

Corporate Obligations—(continued)
Georgia-Pacific LLC—144A, 5.400%, due 11/1/20	A+	$4,000	$4,401
UBS Group AG, 6.875%, due 3/22/21, VRN	BB+	2,000	2,040
JBS USA LUX SA / JBS USA Finance, Inc.—144A, 7.250%, due 6/1/21	BB+	3,000	3,120
Capital One Financial Corporation, 4.750%, due 7/15/21	A-	3,375	3,654
O’Reilly Automotive, Inc., 4.625%, due 9/15/21	BBB+	2,855	3,067
Fresenius Medical Care US Finance II, Inc.—144A, 5.875%, due 1/31/22	BB+	2,760	3,036
Ball Corporation, 5.000%, due 3/15/22	BB+	2,500	2,628
Masco Corporation, 5.950%, due 3/15/22	BBB	4,050	4,485
Discover Financial Services, 5.200%, due 4/27/22	BBB+	3,000	3,236
Triumph Group, Inc., 5.250%, due 6/1/22	B1	2,000	1,875
Penske Automotive Group, Inc., 5.750%, due 10/1/22	B+	2,000	2,070
American Axle & Manufacturing, Inc., 6.625%, due 10/15/22	BB	3,000	3,109
Jones Lang LaSalle, Inc., 4.400%, due 11/15/22	BBB+	4,218	4,355
Jaguar Land Rover Automotive plc—144A, 5.625%, due 2/1/23	BB+	3,225	3,374
Wyndham Worldwide Corporation, 3.900%, due 3/1/23	BBB-	3,500	3,498
MGM Resorts International, 6.000%, due 3/15/23	BB-	3,000	3,248
Avis Budget Car Rental LLC, 5.500%, due 4/1/23	BB-	800	789
Toll Brothers Finance Corporation, 4.375%, due 4/15/23	BBB-	3,375	3,379
Itau Unibanco Holding S.A.—144A, 5.125%, due 5/13/23	Ba3	2,500	2,481
Wells Fargo & Co., 4.480%, due 1/16/24	A+	5,000	5,268
Fibria Overseas Finance, Ltd., 5.250%, due 5/12/24	BBB-	4,000	4,030
BRF S.A.—144A, 4.750%, due 5/22/24	BBB	2,500	2,441
Banco Inbursa S.A. Institucion de Banca Multiple—144A, 4.125%, due 6/6/24	BBB+	2,500	2,463
Grupo Bimbo S.A.B. de C.V.—144A, 3.875%, due 6/27/24	BBB	2,500	2,495
Synchrony Financial, 4.250%, due 8/15/24	BBB-	5,000	5,098
SBA Communications Corporation—144A, 4.875%, due 9/1/24	B+	3,000	2,970
	NRSRO
	Rating	Principal
Issuer	(unaudited)	Amount	Value

Corporate Obligations—(continued)
HSBC Holdings plc, 6.375%, due 9/17/24, VRN	BBB	$3,500	$3,452
BNP Paribas S.A., 4.250%, due 10/15/24	A	4,000	4,015
CBS Radio, Inc.—144A, 7.250%, due 11/1/24	B-	2,000	2,105
Owens Corning, 4.200%, due 12/1/24	BBB	3,200	3,284
Cemex S.A.B. de C.V.—144A, 5.700%, due 1/11/25	BB-	3,000	3,030
USG Corp.—144A, 5.500%, due 3/1/25	BB+	3,000	3,094
Simon Property Group L.P., 3.300%, due 1/15/26	A	4,500	4,483
Brookfield Finance, Inc., 4.250%, due 6/2/26	A-	4,775	4,739
Post Holdings, Inc.—144A, 5.000%, due 8/15/26	B	3,000	2,880
United Rentals North America, Inc., 5.875%, due 9/15/26	BB-	2,500	2,584
Xylem, Inc., 3.250%, due 11/1/26	BBB	1,950	1,897
The Kroger Co., 8.000%, due 9/15/29	Baa1	3,323	4,505
Yum! Brands, Inc., 6.875%, due 11/15/37	B+	2,200	2,156
JPMorgan Chase & Co., 6.400%, due 5/15/38	A+	3,500	4,544
ConocoPhillips, 6.500%, due 2/1/39	A-	4,125	5,239
Petroleos Mexicanos, 6.500%, due 6/2/41	BBB+	2,500	2,354
Express Scripts Holding Co., 6.125%, due 11/15/41	BBB+	4,700	5,377
Citigroup, Inc., 5.875%, due 1/30/42	A	4,000	4,756
Bank of America Corporation, 5.875%, due 2/7/42	A	4,000	4,852
Mexichem S.A.B. de C.V.—144A, 5.875%, due 9/17/44	BBB	3,500	3,137
Northrop Grumman Corporation, 3.850%, due 4/15/45	BBB+	4,500	4,287
ERP Operating L.P., 4.500%, due 6/1/45	A-	4,500	4,537
The Goldman Sachs Group, Inc., 4.750%, due 10/21/45	A	3,500	3,709
Anheuser-Busch InBev Finance, Inc., 4.900%, due 2/1/46	A-	5,000	5,426
Apple, Inc., 4.650%, due 2/23/46	AA+	5,000	5,412
Exxon Mobil Corporation, 4.114%, due 3/1/46	Aaa	2,275	2,336
PepsiCo, Inc., 4.450%, due 4/14/46	A1	4,500	4,805
AT&T, Inc., 4.750%, due 5/15/46	A-	5,000	4,755
Verizon Communications, Inc., 4.125%, due 8/15/46	A-	5,000	4,544

See accompanying Notes to Financial Statements.

December 31, 2016	William Blair Funds	95

Bond Fund

Portfolio of Investments, December 31, 2016 (all dollar amounts in thousands)

	NRSRO
	Rating	Principal
Issuer	(unaudited)	Amount	Value

Corporate Obligations—(continued)
Microsoft Corporation, 4.750%, due 11/3/55	AAA	$4,950	$5,399
Total Corporate Obligations			228,339
Total Long-Term Investments—97.0% (cost $520,864)			527,197

Repurchase Agreements
Fixed Income Clearing Corporation, 0.030% dated 12/30/16, due 1/3/17, repurchase price $4,667, collateralized by U.S. Treasury Bond, 3.125%, due 2/15/43		4,667	$4,667
Total Repurchase Agreement—0.9% (cost $4,667)			4,667

U.S. Government and U.S. Government Agency
U.S. Treasury Bill, 0.479%, due 6/22/17		500	499
Total U.S. Government and U.S. Government Agency—0.1% (cost $499)			499

	Principal
Issuer	Amount	Value

Commercial Paper
Johnson Controls, 0.010%, due 1/3/17	$5,000	$5,000
Total Commercial Paper—0.9% (cost $5,000)		5,000
Total Investments—98.9% (cost $531,030)		537,363
Cash and other assets, less liabilities—1.1%		5,893
Net assets—100.0%		$543,256

144A = Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

NRSRO = Nationally Recognized Statistical Rating Organization—The credit quality ratings of the securities in the Fund reflect the highest category rating by any of Fitch Ratings, Moody’s Investors Service Inc., or Standard & Poor’s, a division of the McGraw-Hill Companies, Inc.

The obligations of certain U.S. Government-sponsored securities are neither issued nor guaranteed by the U.S. Treasury.

VRN = Variable Rate Note

(a) Security, or a portion of security, is segregated as collateral for the centrally cleared credit default swap, aggregating a total of $149.

Centrally Cleared Credit Default Swap

						Unrealized
	Buy/Sell	Fixed Deal	Maturity		Notional	Appreciation
Reference Entity	Protection	Pay Rate	Date	Cleared Exchange	Amount	(Depreciation)
CDX.IG-26	Buy	1.000%	June 2021	CME	$25,000	$(165)

See accompanying Notes to Financial Statements.

96	Annual Report	December 31, 2016

Income Fund

The Income Fund seeks a high level of current income with relative stability of principal.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

Christopher T. Vincent

The William Blair Income Fund (Class N shares) returned 2.44%, net of fees, for the year ended December 31, 2016. By comparison, the Fund’s benchmark, the Bloomberg Barclays Intermediate Government/Credit Bond Index (the “Index”), returned 2.08%.

Multiple factors contributed to the Fund’s outperformance relative to the Index. The Fund’s positions in agency mortgage-backed securities contributed to relative performance, as those positions performed well relative to comparable-duration securities in the Index. Security selection among the Fund’s corporate bond holdings contributed to the Fund’s outperformance, specifically positions in bonds issued by ConocoPhillips, Masco, JP Morgan, Synchrony Financial, BRF SA, and Fibria Cellulose. Finally, an allocation to U.S. Treasury Inflation-Protected Securities was additive to performance.

Factors that detracted from the Fund’s relative performance in 2016 included an underweight to corporate bonds and BBB-rated securities, relative to the Index, both of which performed well during the year. In addition, the Fund held positions in bonds issued by Seagate Technology and Embraer that detracted from relative performance.

Please refer to the Fixed Income Market Review and Outlook relating to the Fund on page 90 for additional information.

December 31, 2016	William Blair Funds	97

Income Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2016
	1 Year	3 Year	5 Year	10 Year
Class N	2.44%	1.96%	2.03%	2.94%
Class I	2.78	2.20	2.27	3.17
Bloomberg Barclays Intermediate Government/Credit Bond Index	2.08	2.09	1.85	3.84

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair Investment Management, LLC and William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Bloomberg Barclays Intermediate Government/Credit Bond Index indicates broad intermediate government/corporate bond market performance.

This report identifies the Fund’s investments on December 31, 2016. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total investments.

98	Annual Report	December 31, 2016

Income Fund

Portfolio of Investments, December 31, 2016 (all dollar amounts in thousands)

Issuer	Principal Amount	Value

U.S. Government and U.S. Government Agency—55.5%

U.S. Treasury Inflation Indexed Notes/Bonds—5.3%
U.S. Treasury Inflation Indexed Note, 1.875%, due 7/15/19	$2,264	$2,412
U.S. Treasury Inflation Indexed Note, 1.125%, due 1/15/21	3,315	3,480
Total U.S. Treasury Inflation Indexed Notes/Bonds		5,892
U.S. Treasury—0.9%
U.S. Treasury Strip Principal, 0.000%, due 5/15/20	1,000	948
Federal Home Loan Mortgage Corp. (FHLMC)—7.4%
#E90398, 7.000%, due 5/1/17	14	14
#E97112, 4.000%, due 5/1/18	15	15
#D95621, 6.500%, due 7/1/22	623	677
#J13022, 4.000%, due 9/1/25	394	418
#J16051, 4.500%, due 7/1/26	895	957
#A17603, 5.500%, due 1/1/34	711	816
#A45790, 7.500%, due 5/1/35	133	150
#G02141, 6.000%, due 3/1/36	304	354
#G03201, 6.500%, due 6/1/37	180	211
#A66843, 6.500%, due 10/1/37	275	313
#A81799, 6.500%, due 9/1/38	255	289
#G06964, 5.500%, due 11/1/38	1,058	1,216
#G05875, 5.500%, due 2/1/40	140	159
#G07300, 6.000%, due 4/1/40	504	588
#C03665, 9.000%, due 4/1/41	360	439
#G06583, 5.000%, due 6/1/41	1,469	1,641
Total FHLMC Mortgage Obligations		8,257
Federal National Mortgage Association (FNMA)—41.9%
#643217, 6.500%, due 6/1/17	11	11
#679247, 7.000%, due 8/1/17	13	13
#695910, 5.000%, due 5/1/18	51	52
#740847, 6.000%, due 10/1/18	42	43
#323501, 6.500%, due 1/1/19	13	15
#751313, 5.000%, due 3/1/19	77	79
#852864, 7.000%, due 7/1/20	281	294
#458147, 10.000%, due 8/15/20	20	21
#835563, 7.000%, due 10/1/20	120	127
#831430, 5.500%, due 3/1/21	187	197
#888555, 5.500%, due 9/1/21	1,226	1,291
#735574, 8.000%, due 3/1/22	101	107
#679253, 6.000%, due 10/1/22	317	360
FNR G93-19 SH, 11.234%,due 4/25/23, VRN	11	14
#982878, 4.500%, due 5/1/23	174	186
#AC5124, 4.000%, due 11/1/24	616	658
#932095, 4.000%, due 11/1/24	3,431	3,660
#932100, 4.500%, due 11/1/24	814	870
#AL8529, 6.000%, due 11/1/24	7,471	8,120
#AC6257, 4.000%, due 12/1/24	696	742
#AC0596, 4.000%, due 12/1/24	185	196
#AD4073, 4.000%, due 5/1/25	89	95
#935995, 4.000%, due 6/1/25	86	90
#AD4677, 4.000%, due 6/1/25	561	598
#AE1176, 4.000%, due 8/1/25	273	293
Issuer	NRSRO Rating (unaudited)	Principal Amount	Value

U.S. Government and U.S. Government Agency—(continued)

Federal National Mortgage Association (FNMA)—(continued)
#255956, 5.500%, due 10/1/25		$51	$56
#AL2851, 4.000%, due 8/1/26		2,088	2,231
#AI9811, 4.500%, due 8/1/26		403	431
#AJ3203, 4.000%, due 10/1/26		1,005	1,076
#AJ7724, 4.000%, due 12/1/26		772	826
#256639, 5.000%, due 2/1/27		10	11
#AB4818, 4.000%, due 4/1/27		1,838	1,969
#AL2590, 4.000%, due 7/1/27		1,317	1,408
#806458, 8.000%, due 6/1/28		108	121
#880155, 8.500%, due 7/1/29		208	239
#797846, 7.000%, due 3/1/32		82	87
#745519, 8.500%, due 5/1/32		59	66
#654674, 6.500%, due 9/1/32		61	69
#733897, 6.500%, due 12/1/32		232	260
#254693, 5.500%, due 4/1/33		8	9
#555531, 5.500%, due 6/1/33		77	87
#711736, 5.500%, due 6/1/33		99	113
#555591, 5.500%, due 7/1/33		13	14
#AL3455, 5.500%, due 11/1/33		1,969	2,267
#776964, 5.000%, due 4/1/34		349	388
#725424, 5.500%, due 4/1/34		80	90
#888884, 5.500%, due 12/1/35		174	197
#886220, 6.000%, due 7/1/36		211	244
#AL3449, 6.000%, due 7/1/36		944	1,105
#888703, 6.500%, due 8/1/37		941	1,106
#928658, 6.500%, due 9/1/37		31	35
#962058, 6.500%, due 3/1/38		505	597
#991911, 7.000%, due 11/1/38		158	180
#AD0315, 6.500%, due 8/1/39		304	344
#AC3237, 5.000%, due 10/1/39		139	154
#AC9569, 5.000%, due 2/1/40		216	241
#AL0028, 5.000%, due 2/1/41		1,021	1,130
#AL5815, 5.500%, due 4/1/41		701	807
#AL9226, 5.500%, due 12/1/41		6,335	7,286
#AL9225, 6.000%, due 1/1/42		2,651	3,098
Total FNMA Mortgage Obligations			46,474

Asset-Backed Securities—9.8%
Mercedes Benz Auto Lease Trust, 2016-A, Tranche A2B, 1.264%, 7/16/18, VRN	Aaa	813	814
Ford Credit Auto Owner Trust, 2016-A, Tranche A2B, 1.104%, 12/15/18, VRN	AAA	1,669	1,670
Harley-Davidson Motorcycle Trust, 2015-2, Tranche A2B, 0.954%, 1/15/19, VRN	AAA	295	295
Capital One Multi-Asset Execution Trust, 2007-A1, Tranche A1, 0.754%, 11/15/19, VRN	AAA	1,700	1,700
Citibank Credit Card Issuance Trust, 2008-A2, Tranche A2, 1.905%, 1/23/20, VRN	AAA	1,225	1,238
GE Capital Credit Card Master Note Trust, 2012-6, Tranche B, 1.830%, 8/17/20	AA+	1,705	1,710

See accompanying Notes to Financial Statements.

December 31, 2016	William Blair Funds	99

Income Fund

Portfolio of Investments, December 31, 2016 (all dollar amounts in thousands)

Issuer	NRSRO Rating (unaudited)	Principal Amount	Value

Asset-Backed Securities—(continued)
American Express Credit Account Master Trust, 2008-2, Tranche A, 1.964%, 9/15/20, VRN	AAA	$1,000	$1,013
Capital One Multi-Asset Execution Trust, 2016-A1, Tranche A1, 1.154%, 2/15/22, VRN	AAA	1,850	1,858
SLM Private Education Loan Trust—144A, 2011-A, Tranche A3, 3.204%, 1/15/43, VRN	AAA	500	518
Total Asset-Backed Securities			10,816

Corporate Obligations—33.2%
Macquarie Group Ltd.—144A, 4.875%, due 8/10/17	A3	1,000	1,018
Morgan Stanley, 6.625%, due 4/1/18	A	1,000	1,058
Bank of America Corporation, 6.875%, due 11/15/18	A	1,000	1,088
Baidu, Inc., 2.750%, due 6/9/19	A	750	761
JPMorgan Chase & Co., 5.000%, due 7/1/19, VRN	BBB-	1,000	999
PNC Bank NA, 1.450%, due 7/29/19	A+	1,000	987
Burlington Northern Santa Fe LLC, 4.700%, due 10/1/19	A	1,000	1,076
Boston Properties L.P., 5.875%, due 10/15/19	A-	1,000	1,091
Petroleos Mexicanos, 6.000%, due 3/5/20	BBB+	1,000	1,057
PepsiCo, Inc., 2.150%, due 10/14/20	A1	1,000	1,002
Georgia-Pacific LLC—144A, 5.400%, due 11/1/20	A+	1,000	1,100
Mitsubishi UFJ Financial Group, Inc., 2.950%, due 3/1/21	A1	1,000	1,007
Capital One Financial Corporation, 4.750%, due 7/15/21	A-	1,000	1,083
Apple, Inc., 1.550%, due 8/4/21	AA+	1,000	967
General Electric Capital Corporation, 4.650%, due 10/17/21	AA-	1,000	1,098
Verizon Communications, Inc., 3.500%, due 11/1/21	A-	1,000	1,033
Ryder System, Inc., 3.450%, due 11/15/21	A-	900	923
Gilead Sciences, Inc., 4.400%, due 12/1/21	A	1,000	1,077
Masco Corporation, 5.950%, due 3/15/22	BBB	1,000	1,107
Bancolombia S.A., 5.125%, due 9/11/22	BBB-	750	766
Jones Lang LaSalle, Inc., 4.400%, due 11/15/22	BBB+	750	774
Anheuser-Busch InBev Finance, Inc., 3.300%, due 2/1/23	A-	1,000	1,019
Wyndham Worldwide Corporation, 3.900%, due 3/1/23	BBB-	750	750
Toll Brothers Finance Corporation, 4.375%, due 4/15/23	BBB-	500	501
Issuer	NRSRO Rating (unaudited)	Principal Amount	Value

Corporate Obligations—(continued)
Wells Fargo & Co., 4.480%, due 1/16/24	A+	$1,000	$1,054
The Goldman Sachs Group, Inc., 4.000%, due 3/3/24	A	1,000	1,039
Fibria Overseas Finance, Ltd., 5.250%, due 5/12/24	BBB-	1,000	1,008
BRF S.A.—144A, 4.750%, due 5/22/24	BBB	750	732
Grupo Bimbo S.A.B. de C.V.—144A, 3.875%, due 6/27/24	BBB	1,000	998
Synchrony Financial, 4.250%, due 8/15/24	BBB-	1,000	1,020
BNP Paribas S.A., 4.250%, due 10/15/24	A	750	753
ERP Operating L.P., 3.375%, due 6/1/25	A-	1,000	995
Intercontinental Exchange, Inc., 3.750%, due 12/1/25	A	1,000	1,026
Simon Property Group L.P., 3.300%, due 1/15/26	A	1,000	996
ConocoPhillips Co., 4.950%, due 3/15/26	A-	900	995
Brookfield Finance, Inc., 4.250%, due 6/2/26	A-	750	744
Xylem, Inc., 3.250%, due 11/1/26	BBB	1,000	973
Crown Castle Towers LLC—144A, 6.113%, due 1/15/40	A2	1,000	1,084
Total Corporate Obligations			36,759
Total Long-Term Investments—98.5% (cost $109,149)			109,146

Repurchase Agreement
Fixed Income Clearing Corporation, 0.030% dated 12/30/16, due 1/3/17, repurchase price $279, collateralized by U.S. Treasury Bond, 3.375%,due 5/15/44		279	279
Total Repurchase Agreement—0.2% (cost $279)			279
Total Investments—98.7% (cost $109,428)			109,425
Cash and other assets, less liabilities—1.3%			1,445
Net assets—100.0%			$110,870

144A = Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

NRSRO = Nationally Recognized Statistical Rating Organization—The credit quality ratings of the securities in the Fund reflect the highest category rating by any of Fitch Ratings, Moody’s Investors Service Inc., or Standard & Poor’s, a division of the McGraw-Hill Companies, Inc.

The obligations of certain U.S. Government-sponsored securities are neither issued nor guaranteed by the U.S. Treasury.

VRN = Variable Rate Note

See accompanying Notes to Financial Statements.

100	Annual Report	December 31, 2016

Low Duration Fund

The Low Duration Fund seeks to maximize total return. Total return includes both income and capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Paul J. Sularz Christopher T. Vincent

The William Blair Low Duration Fund (Class N shares) returned 1.16%, net of fees, for the year ended December 31, 2016. By comparison, the Fund’s benchmark, the Bank of America Merrill Lynch 1-Year U.S. Treasury Note Index (the “Index”), returned 0.76%.

Multiple factors contributed to the Fund’s outperformance relative to the Index. The Fund is designed to assume slightly more interest rate risk than the risk-free rate, and the Fund’s interest rate exposures contributed to relative performance as shorter-term interest rates generated positive returns during the year. Fund holdings in agency mortgage-backed securities were a contributing source of performance. Finally, allocations to floating-rate asset-backed and investment-grade corporate securities had a positive impact on performance.

Factors that detracted from the Fund’s relative performance in 2016 included interest rate risk hedging and residual cash.

Please refer to the Fixed Income Market Review and Outlook relating to the Fund on page 90 for additional information.

December 31, 2016	William Blair Funds	101

Low Duration Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2016
	1 Year	3 Year	5 Year	Since Inception (a)
Class N	1.16%	0.79%	0.90%	1.06%
Class I	1.40	0.98	1.08	1.22
Institutional Class	1.43	1.02	1.17	1.34
Bank of America Merrill Lynch 1-Year U.S. Treasury Note Index	0.76	0.36	0.32	0.40

(a)	For the period from December 1, 2009 (Commencement of Operations) to December 31, 2016.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair Investment Management, LLC and William Blair & Company, L.L.C., without a sales load or distribution (12b-1) fees. Institutional Class shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Bank of America Merrill Lynch 1-Year U.S. Treasury Note Index is comprised of a single U.S. Treasury Note issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding U.S. Treasury Note that matures closest to, but not beyond one year from the rebalancing date.

This report identifies the Fund’s investments on December 31, 2016. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total investments.

102	Annual Report	December 31, 2016

Low Duration Fund

Portfolio of Investments, December 31, 2016 (all dollar amounts in thousands)

Issuer	Principal Amount	Value

U.S. Government Agency—44.3%

Federal Home Loan Mortgage Corp. (FHLMC)—14.6%
#E95760, 4.500%, due 4/1/18	$3	$3
#E99582, 5.000%, due 9/1/18	5	5
#E99684, 5.000%, due 10/1/18	127	131
#B11362, 5.500%, due 12/1/18	13	13
#B11849, 5.500%, due 1/1/19	32	32
#B13870, 4.500%, due 5/1/19	28	29
#G11604, 5.000%, due 7/1/19	33	34
#G11596, 5.500%, due 8/1/19	28	29
#G11605, 5.500%, due 9/1/19	17	17
#B17294, 5.000%, due 11/1/19	80	82
#B19222, 4.500%, due 4/1/20	73	75
#G11697, 5.500%, due 4/1/20	72	75
#J02537, 5.000%, due 9/1/20	33	35
#G11836, 5.500%, due 12/1/20	11	12
#G12113, 5.500%, due 5/1/21	86	90
#G12395, 6.000%, due 10/1/21	371	395
#E02322, 5.500%, due 5/1/22	23	25
#G12725, 6.000%, due 6/1/22	149	161
#G13124, 6.000%, due 12/1/22	124	135
#J06871, 5.500%, due 1/1/23	74	78
#J08450, 5.500%, due 7/1/23	37	39
#J08703, 5.500%, due 9/1/23	67	72
#E02614, 4.000%, due 4/1/24	2,303	2,434
#J10351, 4.000%, due 7/1/24	123	130
#C00351, 8.000%, due 7/1/24	46	51
#J10600, 4.000%, due 8/1/24	8	9
#G13695, 4.000%, due 9/1/24	570	606
#J11208, 5.000%, due 11/1/24	80	85
#G00363, 8.000%, due 6/1/25	79	88
#J12853, 4.000%, due 8/1/25	158	168
#C80329, 8.000%, due 8/1/25	17	19
#J13022, 4.000%, due 9/1/25	158	167
#J14491, 4.000%, due 2/1/26	2,992	3,186
#J16051, 4.500%, due 7/1/26	2,018	2,159
#G30348, 6.000%, due 7/1/27	1,049	1,205
#G07290, 6.000%, due 6/1/34	2,118	2,420
#G07837, 6.500%, due 2/1/38	1,545	1,753
#G04424, 6.000%, due 6/1/38	663	762
#G04778, 6.000%, due 7/1/38	90	105
#A81372, 6.000%, due 8/1/38	246	281
#G04544, 6.000%, due 8/1/38	335	384
#G04687, 6.000%, due 9/1/38	94	109
#G04745, 6.000%, due 9/1/38	290	337
#A81799, 6.500%, due 9/1/38	240	271
#G06085, 6.500%, due 9/1/38	101	114
#G06964, 5.500%, due 11/1/38	3,157	3,627
#G05723, 6.500%, due 11/1/38	1,367	1,545
#G05124, 6.000%, due 12/1/38	4,639	5,355
#G07480, 6.000%, due 5/1/39	3,138	3,603
#G07300, 6.000%, due 4/1/40	5,185	6,055
#G06017, 5.500%, due 6/1/40	1,113	1,261
#4122, Tranche FP, 1.104%, due 10/15/42, VRN	886	882
Total FHLMC Mortgage Obligations		40,738
Federal National Mortgage Association (FNMA)—29.7%
#672953, 5.000%, due 12/1/17	3	3
#695838, 5.500%, due 4/1/18	9	9
#697593, 5.000%, due 5/1/18	29	30
#656573, 5.000%, due 6/1/18	20	20

Issuer	Principal Amount	Value

U.S. Government Agency—(continued)

Federal National Mortgage Association (FNMA)—(continued)
#709848, 5.000%, due 6/1/18	$19	$19
#705741, 5.000%, due 6/1/18	18	19
#728715, 5.000%, due 7/1/18	38	39
#711991, 5.000%, due 8/1/18	24	24
#257378, 5.000%, due 9/1/18	6	6
#743183, 5.000%, due 10/1/18	11	11
#749596, 5.000%, due 11/1/18	47	48
#753866, 6.000%, due 12/1/18	55	57
#761246, 5.000%, due 1/1/19	64	65
#766059, 5.500%, due 2/1/19	57	59
#766276, 5.000%, due 3/1/19	146	150
#751313, 5.000%, due 3/1/19	34	35
#779363, 5.000%, due 6/1/19	17	17
#785259, 5.000%, due 8/1/19	68	70
#788424, 5.500%, due 9/1/19	38	39
#761489, 5.500%, due 9/1/19	42	44
#725953, 5.000%, due 10/1/19	22	23
#AL5831, 5.000%, due 1/1/20	2,023	2,075
#745877, 5.000%, due 1/1/20	62	64
#357865, 5.000%, due 7/1/20	53	54
#888105, 5.000%, due 8/1/20	2	3
#357978, 5.000%, due 9/1/20	512	535
#844026, 6.000%, due 11/1/20	252	264
#745735, 5.000%, due 3/1/21	208	218
#879607, 5.500%, due 4/1/21	37	39
#831497, 6.000%, due 4/1/21	122	128
#831525, 5.500%, due 6/1/21	45	47
#888555, 5.500%, due 9/1/21	1,542	1,623
#880993, 6.000%, due 1/1/22	8	9
#888982, 6.000%, due 12/1/22	142	153
#972934, 5.500%, due 2/1/23	147	158
#982878, 4.500%, due 5/1/23	158	168
#889670, 5.500%, due 6/1/23	45	47
#555734, 5.000%, due 7/1/23	345	376
#AE0011, 5.500%, due 9/1/23	58	62
#747339, 5.500%, due 10/1/23	178	198
#995395, 6.000%, due 12/1/23	129	140
#934808, 4.500%, due 3/1/24	90	94
#AA4519, 4.500%, due 3/1/24	569	607
#AA5028, 4.500%, due 4/1/24	155	165
#AA5999, 4.500%, due 5/1/24	906	968
#190988, 9.000%, due 6/1/24	37	40
#AC1848, 4.500%, due 9/1/24	341	364
#AC6600, 4.500%, due 11/1/24	35	37
#AL8529, 6.000%, due 11/1/24	27,164	29,523
#935795, 4.500%, due 12/1/24	604	644
#AL3422, 5.000%, due 1/1/25	600	645
#AL3889, 4.000%, due 5/1/25	250	267
#AE1176, 4.000%, due 8/1/25	512	548
#AI4872, 4.500%, due 6/1/26	53	57
#AI4856, 4.500%, due 6/1/26	1,290	1,380
#AL2851, 4.000%, due 8/1/26	2,004	2,142
#AK7384, 4.000%, due 3/1/27	375	402
#AL2590, 4.000%, due 7/1/27	2,195	2,347
#555933, 7.000%, due 6/1/32	645	745
#759336, 6.000%, due 1/1/34	1,444	1,686
#AL3449, 6.000%, due 7/1/36	1,511	1,768
#886762, 7.000%, due 9/1/36	354	423
#831926, 6.000%, due 12/1/36	678	783
#928574, 6.000%, due 7/1/37	120	136
#948637, 6.500%, due 8/1/37	426	482

See accompanying Notes to Financial Statements.

December 31, 2016	William Blair Funds	103

Low Duration Fund

Portfolio of Investments, December 31, 2016 (all dollar amounts in thousands)

Issuer	NRSRO Rating (unaudited)	Principal Amount	Value

U.S. Government Agency—(continued)

Federal National Mortgage Association (FNMA)—(continued)
#888703, 6.500%, due 8/1/37		$3,515	$4,133
#889371, 6.000%, due 1/1/38		822	961
#965534, 6.000%, due 1/1/38		43	49
#975649, 6.000%, due 7/1/38		130	150
#995712, 6.000%, due 8/1/38		1,908	2,234
#AD0100, 7.000%, due 12/1/38		940	1,114
#AD0315, 6.500%, due 8/1/39		660	748
#AC3270, 5.500%, due 9/1/39		1,624	1,868
#AL5815, 5.500%, due 4/1/41		3,503	4,035
#AL9226, 5.500%, due 12/1/41		6,822	7,847
#AL9225, 6.000%, due 1/1/42		5,784	6,759
Total FNMA Mortgage Obligations			83,299

Asset-Backed Securities—24.1%
Volvo Financial Equipment LLC—144A, 2015-1A, Tranche A2, 0.950%, 11/15/17	Aaa	61	61
John Deere Owner Trust, 2015-A, Tranche A2B, 0.974%, 2/15/18, VRN	Aaa	93	93
Mercedes-Benz Auto Receivables Trust, 2015-1, Tranche A2B, 0.974%, 6/15/18, VRN	AAA	537	537
Mercedes Benz Auto Lease Trust, 2016-A, Tranche A2B, 1.264%, 7/16/18, VRN	Aaa	2,277	2,279
Nissan Auto Lease Trust, 2016-A, Tranche A2B, 1.084%, 8/15/18, VRN	Aaa	2,939	2,943
Ford Credit Auto Lease Trust, 2016-A, Tranche A2B, 1.244%, 11/15/18, VRN	AAA	535	536
Ford Credit Auto Owner Trust, 2016-A, Tranche A2B, 1.104%, 12/15/18, VRN	AAA	2,520	2,522
Nissan Auto Lease Trust, 2016-B, Tranche A2B, 0.984%, 12/17/18, VRN	Aaa	2,150	2,152
Harley-Davidson Motorcycle Trust, 2015-2, Tranche A2B, 0.954%, 1/15/19, VRN	AAA	295	295
Ford Credit Floorplan Master Owner Trust A, 2014-1, Tranche A2, 1.104%, 2/15/19, VRN	AAA	2,750	2,751
Nissan Auto Receivables 2016-A Owner Trust, 2016-A, Tranche A2B, 1.054%, 2/15/19, VRN	Aaa	3,188	3,192
Ford Credit Auto Owner Trust, 2016-B, Tranche A2B, 1.014%, 3/15/19, VRN	AAA	4,370	4,372
Nissan Auto Receivables Owner Trust, 2016-B, Tranche A2B, 1.004%, 4/15/19, VRN	Aaa	3,000	3,002
Discover Card Master Trust, 2012-A4, Tranche A, 0.370%, 11/15/19, VRN	AAA	2,000	2,002
Toyota Auto Receivables 2016-D Owner Trust, 2016-D, Tranche A2B, 0.834%, 5/15/19, VRN	AAA	2,025	2,025
Issuer	NRSRO Rating (unaudited)	Principal Amount	Value

Asset-Backed Securities—(continued)
American Express Issuance Trust II, 2013-2, Tranche A, 1.134%, 8/15/19, VRN	AAA	$1,993	$2,001
Capital One Multi-Asset Execution Trust, 2007-A1, Tranche A1, 0.754%, 11/15/19, VRN	AAA	2,000	2,000
Bank of America Credit Card Trust, 2007-A11, Tranche A11, 0.774%, 12/15/19, VRN	AAA	915	915
Capital One Multi-Asset Execution Trust, 2007-A2, Tranche A2, 0.784%, 12/16/19, VRN	AAA	1,815	1,815
Citibank Credit Card Issuance Trust, 2008-A2, Tranche A2, 1.905%, 1/23/20, VRN	AAA	2,980	3,011
Mercedes-Benz Master Owner Trust—144A, 2015-BA, Tranche A, 1.084%, 4/15/20, VRN	Aaa	1,500	1,500
Mercedes-Benz Master Owner Trust—144A, 2016-AA, Tranche A, 1.284%, 5/15/20, VRN	Aaa	1,405	1,410
Citibank Credit Card Issuance Trust, 2013-A2, Tranche A2, 1.036%, 5/26/20, VRN	AAA	2,820	2,824
BMW Floorplan Master Owner Trust—144A, 2015-1A, Tranche A, 1.204%, 7/15/20, VRN	AAA	2,575	2,576
Chase Issuance Trust, 2013-A6, Tranche A6, 1.124%, 7/15/20, VRN	AAA	2,000	2,007
Discover Card Execution Note Trust, 2015-A1, Tranche A1, 1.054%, 8/17/20, VRN	AAA	3,000	3,005
American Express Credit Account Master Trust, 2008-2, Tranche A, 1.964%, 9/15/20, VRN	AAA	2,200	2,228
Chase Issuance Trust, 2016-A1, Tranche A, 1.114%, 5/17/21, VRN	AAA	2,000	2,007
Bank of America Credit Card Trust, 2014-A1, Tranche A, 1.084%, 6/15/21, VRN	AAA	1,000	1,003
MBNA Credit Card Master Note Trust, 2004-A3, Tranche A3, 0.964%, 8/16/21, VRN	AAA	3,000	2,999
Capital One Multi-Asset Execution Trust, 2014-A3, Tranche A3, 1.084%, 1/18/22, VRN	AAA	1,110	1,111
Capital One Multi-Asset Execution Trust, 2016-A1, Tranche A1, 1.154%, 2/15/22, VRN	AAA	2,750	2,763
SLM Student Loan Trust, 2008-4, Tranche A4, 2.532%, 7/25/22, VRN	AAA	976	982
Sierra Timeshare 2012-2 Receivables Funding LLC—144A, 2012-2A, Tranche A, 2.380%, 3/20/29	A+	216	216
SLM Private Education Loan Trust—144A, 2011-A, Tranche A3, 3.204%, 1/15/43, VRN	AAA	2,250	2,333
Total Asset-Backed Securities			67,468

See accompanying Notes to Financial Statements.

104	Annual Report	December 31, 2016

Low Duration Fund

Portfolio of Investments, December 31, 2016 (all dollar amounts in thousands)

Issuer	NRSRO Rating (unaudited)	Principal Amount	Value

Corporate Obligations—32.7%
Bank of America NA, 1.372%, due 2/14/17, VRN	A+	$2,600	$2,601
JPMorgan Chase & Co., 1.426%, due 2/15/17, VRN	A+	3,000	3,002
Barclays Bank plc, 1.486%, due 2/17/17, VRN	A1	1,620	1,621
Citigroup, Inc., 1.493%, due 3/10/17, VRN	A	3,000	3,002
Mizuho Bank Ltd.—144A, 1.310%, due 4/16/17, VRN	A1	1,000	1,001
Tencent Holdings Ltd.—144A, 2.000%, due 5/2/17	A+	1,200	1,201
Branch Banking & Trust Co., 1.220%, due 5/23/17, VRN	A2	3,000	3,000
American Express Credit Corporation, 1.212%, due 6/5/17, VRN	A2	750	751
Standard Chartered plc—144A, 1.291%, due 9/8/17, VRN	A1	2,000	1,998
Royal Bank of Canada, 1.138%, due 10/13/17, VRN	AA	1,925	1,925
Chevron Corporation, 1.247%, due 11/9/17, VRN	Aa2	3,000	3,007
Canadian National Railway Co., 1.072%, due 11/14/17, VRN	A	700	701
General Electric Capital Corporation, 1.448%, due 12/7/17, VRN	AA-	500	499
International Business Machines Corporation, 1.071%, due 2/6/18, VRN	AA-	3,150	3,154
Exxon Mobil Corporation, 1.537%, due 2/28/18, VRN	Aaa	3,000	3,019
The Bank of Tokyo-Mitsubishi UFJ, Ltd.—144A, 1.492%, due 3/5/18, VRN	A+	1,400	1,399
Bank of Montreal, 1.476%, due 4/9/18, VRN	Aa3	2,580	2,590
NBCUniversal Enterprise, Inc.—144A, 1.565%, due 4/15/18, VRN	A-	3,075	3,094
Wells Fargo & Co., 1.512%, due 4/23/18, VRN	AA-	3,000	3,012
Morgan Stanley, 2.162%, due 4/25/18, VRN	A	4,000	4,043
The Goldman Sachs Group, Inc., 2.087%, due 4/30/18, VRN	A	3,084	3,111
Merck & Co., Inc., 1.269%, due 5/18/18, VRN	AA	3,175	3,188
KeyBank NA, 1.451%, due 6/1/18, VRN	A-	5,200	5,208
PNC Bank NA, 1.351%, due 6/1/18, VRN	A+	1,035	1,037
Pfizer, Inc., 1.263%, due 6/15/18, VRN	AA	3,275	3,284
Sumitomo Mitsui Banking Corporation, 1.548%, due 10/19/18, VRN	A1	1,000	1,004
PNC Bank NA, 1.351%, due 12/7/18, VRN	A+	3,000	3,002
Toyota Motor Credit Corporation, 1.731%, due 2/19/19, VRN	AA-	1,000	1,012
American Honda Finance Corporation, 1.741%, due 2/22/19, VRN	A+	1,616	1,632
Apple, Inc., 1.740%, due 2/22/19, VRN	AA+	2,243	2,275
Issuer	NRSRO Rating (unaudited)	Principal Amount	Value

Corporate Obligations—(continued)
PepsiCo, Inc., 1.506%, due 2/22/19, VRN	A1	$1,000	$1,008
Johnson & Johnson, 1.201%, due 3/1/19, VRN	AAA	2,785	2,796
Westpac Banking Corporation, 1.612%, due 5/13/19, VRN	Aa2	1,000	1,004
Bank of Montreal, 1.532%, due 7/18/19, VRN	Aa3	1,000	1,003
Apple, Inc., 1.016%, due 8/2/19, VRN	AA+	1,737	1,736
American Express Credit Corporation, 1.396%, due 8/15/19, VRN	A2	1,000	1,002
Shell International Finance BV, 1.303%, due 9/12/19, VRN	Aa2	3,263	3,265
PepsiCo, Inc., 1.268%, due 10/4/19, VRN	A1	2,000	2,003
Mondelez International Holdings Netherlands BV—144A, 1.500%, due 10/28/19, VRN	A3	4,000	4,010
American Express Credit Corporation, 1.457%, due 10/30/19, VRN	A2	250	251
Daimler Finance North America LLC—144A, 1.515%, due 10/30/19, VRN	A	1,000	1,003
United Technologies Corporation, 1.236%, due 11/1/19, VRN	A-	1,150	1,153
The Goldman Sachs Group, Inc., 1.757%, due 12/13/19, VRN	A	2,000	2,001
Total Corporate Obligations			91,608
Total Long-Term Investments—101.1% (cost $283,937)			283,113
Total Investments—101.1% (cost $283,937)			283,113

Securities Sold Short, Not Yet Purchased

U.S. Government Agency—(5.4)%

Federal National Mortgage Association (FNMA)—(5.4)%
TBA, 2.500%, due 1/23/32		$(15,000)	(15,025)
Total Securities Sold Short, Not Yet Purchased—(5.4)% (proceeds $15,033)			(15,025)
Cash and other assets, less liabilities—4.3%			11,985
Net assets—100.0%			$280,073

144A = Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

NRSRO = Nationally Recognized Statistical Rating Organization—The credit quality ratings of the securities in the Fund reflect the highest category rating by any of Fitch Ratings, Moody’s Investors Service Inc., or Standard & Poor’s, a division of the McGraw-Hill Companies, Inc.

The obligations of certain U.S. Government-sponsored securities are neither issued nor guaranteed by the U.S. Treasury.

TBA = To Be Announced—TBAs are mortgage-backed securities traded under delayed delivery commitments, settling after December 31, 2016. The term TBA comes from the fact that the specific mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made.

VRN = Variable Rate Note

See accompanying Notes to Financial Statements.

December 31, 2016	William Blair Funds	105

Macro Allocation Fund AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Thomas Clarke Brian D. Singer

The William Blair Macro Allocation Fund (Class N shares) posted a 2.01% increase, net of fees, for the twelve months ended December 31, 2016. By comparison, the Fund’s benchmark index, the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index and the Long-Term Comparative Index (40% Bloomberg Barclays U.S. Aggregate Index, 30% MSCI All Country World Index (net) and 30% Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index), increased 0.33% and 3.68%, respectively.

The Fund had flat performance from its market strategy (i.e., equity and fixed income) and positive performance from its currency strategy. Detractors from the Fund’s market-oriented exposures included positioning within U.S. equities, which mostly resulted from the Fund’s preference for large cap equities over small cap equities, and short exposure to Japanese equities. Long exposure to European equities contributed to the Fund’s gains, particularly a preference for European financial sector equities in the second half of the year. The Fund also benefitted from long exposure to U.S. credit. Within currency, long exposures to emerging currencies were beneficial to the Fund’s performance, with strong performance coming from exposures to the Russian ruble, Brazilian real, and Indonesian rupiah. This was partially offset by a negative contribution from long exposure to the Mexican peso and Malaysian ringgit.

2016 was a year filled with geopolitical uncertainty and a year in which thematic influences (such as Populism) remained quite intense. Areas of geopolitical focus that warranted navigation included the UK as it wrestled with the Brexit vote and the second Spanish election, both taking place in late June. Additional areas of focus were the U.S. presidential election and the Italian referendum, both of which took place late in the year.

We feel compelled to remain relatively cautious in the domain of systematic (or beta-like) market risk, and to maintain lower risk exposures to attractive emerging markets currencies than would otherwise be the case due to our assessment that the forward-looking risk environment still remains somewhat elevated in general. However, we have begun to increase risk in the Fund’s portfolio in some places where shorter-term macro-thematic and geopolitical headwinds have abated.

The Fund’s market strategy remains moderately long in equities with exposures to Europe, U.K., and emerging markets, while also moving to a slightly long exposure in the U.S. The market strategy is also slightly short in fixed income securities, with long exposure to emerging markets debt offset by short exposure to European government bonds.

Within currencies, the Fund’s strategy remains long in emerging currencies and short in developed currencies, which is in line with fundamental valuation. The Fund’s long currency positions include the Colombian peso, Mexican peso, and Philippine peso, and the largest short positions are in the Swiss franc, New Zealand dollar, and Canadian dollar.

106	Annual Report	December 31, 2016

Macro Allocation Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2016
	1 Year	3 Year	5 Year	Since Inception
Class N(a)	2.01%	(0.64)%	4.85%	5.30%
Class I(a)	2.26	(0.39)	5.11	5.56
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index(a)	0.33	0.14	0.12	0.12
Long-Term Comparative Index(a)	3.68	2.36	3.84	3.85
Institutional Class(b)	2.44	(0.26)	—	0.35
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index(b)	0.33	0.14	—	0.43
Long-Term Comparative Index(b)	3.68	2.36	—	2.45

(a)	For the period from November 29, 2011 (Commencement of Operations) to December 31, 2016.
(b)	For the period from October 21, 2013 (Commencement of Operations) to December 31, 2016.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. The Fund involves a high level of risk and may not be appropriate for everyone. You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved or that the Fund’s investment strategies will be successful. The Fund is not a complete investment program. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair Investment Management, LLC and William Blair & Company, L.L.C., without a sales load or distribution fee (12b-1 fee). Institutional Class shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index measures total return on cash, including price and interest income, based on short-term government Treasury Bills of about 90-day maturity. The Index is unmanaged, does not incur fees or expenses, and cannot be invested in directly.

The Long-Term Comparative Index return is comprised of the following indices: 40% Bloomberg Barclays Capital U.S. Aggregate Index, 30% Morgan Stanley Capital International (MSCI) All Country World Index (net), and 30% BofA Merrill Lynch 3-month U.S. Treasury Bill Index.

This report identifies the Fund’s investments on December 31, 2016. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Portfolio Allocation (Unaudited)

The table below provides the allocation of the Fund’s holdings as a percent of net assets as of December 31, 2016.

Category	%
Equity Exchange-Traded Funds	49.2%
Fixed Income Exchange-Traded Funds	10.9%
U.S. Government	8.6%
Foreign Government Bond	2.3%
Purchased Options	0.1%
Repurchase Agreements	26.2%
Written Option	(0.1)%
Cash and Other Assets, Less Liabilities	2.8%
Net Assets	100.0%

December 31, 2016	William Blair Funds	107

Macro Allocation Fund

Portfolio of Investments, December 31, 2016 (all dollar amounts in thousands)

Issuer	Shares or Principal Amount	Value

Exchange-Traded Funds—60.1%

Equity Exchange-Traded Funds—49.2%
Consumer Staples Select Sector SPDR Fund	312,000	$16,134
Financial Select Sector SPDR Fund	343,000	7,975
Global X MSCI Greece ETF	2,126,000	16,562
iShares Global Energy ETF	486,000	16,913
iShares MSCI Chile Capped ETF	434,800	16,270
iShares MSCI Frontier 100 ETF	983,000	24,428
iShares MSCI Japan ETF	504,000	24,625
iShares MSCI Switzerland Capped ETF(a)	345,000	10,164
iShares Russell 1000 Growth ETF	466,000	48,883
iShares Russell 1000 Value ETF	1,734,000	194,260
SPDR S&P 500 ETF Trust	1,576,000	352,283
Utilities Select Sector SPDR Fund	650,000	31,570
VanEck Vectors Russia ETF	809,000	17,167
Total Equity Exchange-Traded Funds		777,234
Fixed Income Exchange-Traded Funds—10.9%
iShares iBoxx $ Investment Grade Corporate Bond ETF	660,000	77,339
iShares JP Morgan USD Emerging Markets Bond ETF(a)	294,000	32,405
SPDR Barclays High Yield Bond ETF	1,417,000	51,649
WisdomTree Emerging Markets Local Debt Fund ETF	326,500	11,679
Total Fixed Income Exchange-Traded Funds .		173,072
Total Exchange-Traded Funds—60.1% (cost $906,266)		950,306

Foreign Government Bond—2.3%

Malaysia
Malaysia Government Bond, 3.580%, due 9/28/18	$161,563	35,980
Total Foreign Government Bonds—2.3% (cost $36,703)		35,980

Repurchase Agreement—26.2%
Fixed Income Clearing Corporation, 0.030% dated 12/30/16, due 1/3/17, repurchase price $413,730, collateralized by U.S. Treasury Bonds, 3.000%-3.375%, due 5/15/44-5/15/45	413,728	413,728
Total Repurchase Agreement—26.2% (cost $413,728)		413,728

U.S. Government—8.6%
U.S. Treasury Bill, 0.463%, due 1/5/17	35,000	34,999
U.S. Treasury Bill, 0.527%, due 2/2/17(b)	10,000	9,997
U.S. Treasury Bill, 0.659%, due 3/2/17(b)	10,000	9,992
Issuer	Principal Amount/ Contracts	Value

U.S. Government—(continued)
U.S. Treasury Bill, 0.610%, due 3/30/17(a)(b)	$10,000	$9,988
U.S. Treasury Bill, 0.592%, due 4/27/17(a)(b)	10,000	9,983
U.S. Treasury Bill, 0.672%, due 5/25/17(b)	8,000	7,981
U.S. Treasury Bill, 0.560%, due 6/22/17(b)	8,000	7,977
U.S. Treasury Bill, 0.552%, due 7/20/17(a)(b)	8,000	7,972
U.S. Treasury Bill, 0.580%, due 8/17/17(b)	8,000	7,966
U.S. Treasury Bill, 0.614%, due 9/14/17(b)	7,000	6,966
U.S. Treasury Bill, 0.684%, due 10/12/17(b)	8,000	7,953
U.S. Treasury Bill, 0.681%, due 11/9/17(b)	8,000	7,945
U.S. Treasury Bill, 0.833%, due 12/7/17(b)	7,000	6,946
Total U.S. Government—8.6% (cost $136,679)		136,665

Purchased Options—0.1%
S&P 500 Index, February 2017, Strike $2,180, Put	358	861
S&P 500 Index, February 2017, Strike $2,315, Call	358	268
S&P 500 Index, January 2017, Strike $2,180, Put	380	374
Total Purchased Options—0.1% (cost $2,759)		1,503
Total Investments in Securities—97.3% (cost $1,496,135)		1,538,182

Written Options—(0.1)%
S&P 500 Index, January 2017, Strike $2,240, Call	(380)	(900)
Total Written Options—(0.1)% (premiums received $513)		(900)
Cash and other assets, less Liabilities—2.8%		43,636
Net assets—100.0%		$1,580,918

(a) Security, or portion of security, is pledged as collateral for OTC swap contracts and a listed written option aggregating a total value of $8,694 (in thousands).

(b) Security, or portion of security, is segregated as collateral for centrally cleared swaps and to cover initial margin requirements on open futures contracts aggregating a total value of $87,253 (in thousands).

See accompanying Notes to Financial Statements.

108	Annual Report	December 31, 2016

Macro Allocation Fund

Portfolio of Investments, December 31, 2016 (all dollar amounts in thousands)

If a fund’s portfolio holdings represent ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined in the Investment Company Act of 1940. The Fund had the following transactions during the year ended December 31, 2016 with companies deemed affiliated during the year or at December 31, 2016.

		Share Activity				Year Ended December 31, 2016
	Security Name	Balance 12/31/2015	Purchases	Sales	Balance 12/31/2016	Value	Dividend Income	Net realized gain (loss)	Change in net unrealized appreciation (depreciation)
π	Global X MSCI Greece ETF	1,987,000	855,000	716,000	2,126,000	$16,562	$337	$(1,545)	$1,978
	iShares MSCI Frontier 100 ETF	—	1,068,000	85,000	983,000	24,428	27	(4)	(109)
π	WisdomTree Emerging Markets Local Debt Fund ETF	415,000	—	88,500	326,500	11,679	673	(945)	1,683
						$52,669	$1,037	$(2,494)	$3,552

π = Affiliated company at December 31, 2016. The Fund’s total value in companies deemed to be affiliated at December 31, 2016 was $28,241.

Forward Foreign Currency Contracts

Settlement Date	Deliver/Receive	Counterparty	Local Currency (in thousands)	Current Value	Net Unrealized Appreciation (Depreciation)
Purchased
3/15/17	Brazilian Real	Citibank N.A. London	95,498	$28,737	$703
3/15/17	Chinese Yuan Renminbi	Citibank N.A. London	341,588	48,089	(668)
3/15/17	Colombian Peso	Citibank N.A. London	128,893,841	42,385	(579)
3/15/17	Czech Koruna	Citibank N.A. London	106,185	4,153	14
3/15/17	British Pound Sterling	Citibank N.A. London	60,858	75,143	(2,344)
3/15/17	Hong Kong Dollar	Citibank N.A. London	20,271	2,615	—
3/15/17	Indonesian Rupiah	Citibank N.A. London	417,211,765	30,558	(503)
3/15/17	Indian Rupee	Citibank N.A. London	1,868,978	27,278	(174)
3/15/17	Japanese Yen	Citibank N.A. London	367,328	3,155	(5)
3/15/17	Mexican Peso	Citibank N.A. London	1,327,291	63,387	(1,687)
3/15/17	Norwegian Krone	Citibank N.A. London	295,483	34,235	(680)
3/15/17	New Zealand Dollar	Citibank N.A. London	7,116	4,932	(9)
3/15/17	Philippine Peso	Citibank N.A. London	2,824,174	56,661	307
3/15/17	Polish Zloty	Citibank N.A. London	196,994	47,013	(252)
3/15/17	Singapore Dollar	Citibank N.A. London	97,483	67,290	(1,168)
3/15/17	Thai Baht	Citibank N.A. London	240,533	6,714	(2)
3/15/17	New Turkish Lira	Citibank N.A. London	50,259	14,022	(232)
3/15/17	South African Rand	Citibank N.A. London	560,748	40,258	(148)
3/16/17	Hungarian Forint	Citibank N.A. London	14,216,114	48,485	73
					$(7,354)
Sold
3/15/17	Australian Dollar	Citibank N.A. London	70,959	$51,114	$2,098
3/15/17	Canadian Dollar	Citibank N.A. London	130,456	97,250	2,532
3/15/17	Swiss Franc	Citibank N.A. London	142,701	140,802	1,363
3/15/17	Chilean Peso	Citibank N.A. London	11,227,559	16,675	(77)
3/15/17	Chinese Yuan Renminbi	Citibank N.A. London	16,531	2,327	(2)
3/15/17	Czech Koruna	Citibank N.A. London	1,851,810	72,424	1,073
3/15/17	Euro	Citibank N.A. London	126,913	134,105	1,402
3/15/17	British Pound Sterling	Citibank N.A. London	3,379	4,172	(21)
3/15/17	Hong Kong Dollar	Citibank N.A. London	688,563	88,820	(43)
3/15/17	Japanese Yen	Citibank N.A. London	4,849,486	41,650	711
3/15/17	South Korean Won	Citibank N.A. London	8,960,418	7,420	275
3/15/17	Norwegian Krone	Citibank N.A. London	26,786	3,103	(8)
3/15/17	New Zealand Dollar	Citibank N.A. London	121,963	84,537	3,324
3/15/17	Philippine Peso	Citibank N.A. London	119,111	2,390	(11)
3/15/17	Russian Ruble	Citibank N.A. London	101,376	1,623	(9)
3/15/17	Singapore Dollar	Citibank N.A. London	4,261	2,941	(1)
3/15/17	Thai Baht	Citibank N.A. London	4,211,508	117,564	673
3/15/17	New Turkish Lira	Citibank N.A. London	10,687	2,982	4
3/15/17	Taiwan Dollar	Citibank N.A. London	972,328	30,015	698
3/15/17	South African Rand	Citibank N.A. London	37,638	2,702	24
3/16/17	Hungarian Forint	Citibank N.A. London	1,277,172	4,356	(43)
					$13,962

See accompanying Notes to Financial Statements.

December 31, 2016	William Blair Funds	109

Macro Allocation Fund

Portfolio of Investments, December 31, 2016 (all dollar amounts in thousands)

Futures Contracts
Number of Contracts	Description	Expiration Date	Local Currency	Notional Amount (Local, in Thousands)	Net Unrealized Appreciation (Depreciation)
Long
48	Amsterdam Index	January 2017	Euro	4,638	$105
313	CAC 40 Index	January 2017	Euro	15,221	276
1,446	IBEX 35 Index	January 2017	Euro	134,672	2,840
181	MSCI Taiwan Index	January 2017	U.S. Dollar	6,223	86
141	H-Shares Index	January 2017	Hong Kong Dollar	66,185	67
48	HANG SENG Index	January 2017	Hong Kong Dollar	52,709	93
1,844	MSCI Singapore ETS Index	January 2017	Singapore Dollar	58,971	(194)
209	KOSPI 200 Index	March 2017	South Korean Won	27,175,225	890
446	10YR JGB Mini	March 2017	Japanese Yen	6,702,488	24
181	SPI 200 Index	March 2017	Australian Dollar	25,480	427
24	DAX Index	March 2017	Euro	6,879	187
9,073	EURO STOXX 600 Banks Index	March 2017	Euro	75,986	(2,206)
602	FTSE 100 Index	March 2017	British Pound Sterling	42,441	1,265
819	FTSE MIB Index	March 2017	Euro	78,645	2,012
					$5,872
Short
482	OMXS 30 Index	January 2017	Swedish Krona	73,216	$99
12	EURO-BTP	March 2017	Euro	1,624	(37)
193	EURO-OAT*	March 2017	Euro	29,301	(483)
783	NIKKEI 225 Index	March 2017	Japanese Yen	7,465,905	(2,884)
241	TOPIX Index	March 2017	Japanese Yen	3,658,380	(1,155)
2,157	FTSE/JSE Top 40 Index	March 2017	South African Rand	955,681	844
386	S&P TSX 60 Index	March 2017	Canadian Dollar	69,241	(106)
940	EURO STOXX 50 Index	March 2017	Euro	30,804	(512)
2,265	MEX BOLSA Index	March 2017	Mexican Peso	1,037,008	1,087
747	Russell 2000 Mini Index	March 2017	U.S. Dollar	50,680	119
3,315	S&P 500 E Mini Index	March 2017	U.S. Dollar	370,650	925
566	10YR Can Bond	March 2017	Canadian Dollar	77,842	565
819	10YR US Treasury Notes*	March 2017	U.S. Dollar	101,786	376
133	Long Gilt	March 2017	British Pound Sterling	16,735	(348)
446	5YR US Treasury Notes*	March 2017	U.S. Dollar	52,478	206
					$(1,304)

*	Exposure to Futures Contract is achieved through the use of a swap contract with Credit Suisse.

Centrally Cleared Interest Rate Swap

Floating Rate Reference	Pay/Receive Floating Rate	Fixed Rate	Maturity Date	Cleared Exchange	Notional Amount (in thousands)	Unrealized Appreciation (Depreciation)
6 Month Swiss Franc LIBOR Rate	Receive	0.000%	December 2026	CME	43,680 CHF	$1,710

Total Return Swaps
Reference Entity	Pay/Receive Floating Rate	Floating Rates	Maturity Dates	Counterparty	Notional Amount (in thousands)	Unrealized Appreciation (Depreciation)
Euro STOXX Bank Gross Return Index	Receive	3 Month EURIBOR minus 12 bp	Mar 2017	Credit Suisse International	7,836	$159
Dow Jones US Telecommunications Total Return Index	Receive	3 Month LIBOR minus 41 bp	Mar 2017	Goldman Sachs International	32,948	(585)
Dow Jones US Healthcare Total Return Index	Receive	3 Month LIBOR plus 10 bp	Mar 2017	Citibank N.A.	24,763	293
Dow Jones US Technology Total Return Index	Receive	3 Month LIBOR plus 10 bp	Mar 2017	Citibank N.A.	48,701	925
Consumer Discretionary Select Sector Total Return Index	Receive	3 Month LIBOR minus 46 bp	Mar 2017	Goldman Sachs International	56,766	958

See accompanying Notes to Financial Statements.

110	Annual Report	December 31, 2016

Macro Allocation Fund

Portfolio of Investments, December 31, 2016 (all dollar amounts in thousands)

Total Return Swaps (continued)
Reference Entity	Pay/Receive Floating Rate	Floating Rates	Maturity Dates	Counterparty	Notional Amount (in thousands)	Unrealized Appreciation (Depreciation)
MSCI China Small Cap Index (Net)	Pay	3 Month LIBOR plus 35 bp	Dec 2017	Goldman Sachs International	10,770	$(233)
MSCI China Small Cap Index (Net)	Pay	1 Month LIBOR plus 75 bp	Mar 2017	Credit Suisse International	3,068	238
MSCI China Small Cap Index (Net)	Pay	1 Month LIBOR plus 20 bp - 40 bp	May 2017 to Aug 2017	Citibank N.A.	14,950	474
MSCI China Small Cap Index (Net)	Pay	3 Month LIBOR plus 20 bp	Dec 2017	Citibank N.A.	6,597	(257)
MSCI Emerging Markets Small Cap (Net)	Pay	3 Month LIBOR plus 81 bp	Dec 2017	Credit Suisse International	16,479	122
MSCI Emerging Markets Small Cap (Net)	Pay	1 Month LIBOR plus 96 bp	Mar 2017	Credit Suisse International	13,655	1,456
MSCI Vietnam Daily Total Return Index	Pay	3 Month LIBOR plus 100 bp	Mar 2017	Goldman Sachs International	8,293	(123)
Vietnam Equity Basket	Pay	3 Month LIBOR plus 100 bp	Mar 2017	Goldman Sachs International	8,345	122
						$3,549

Centrally Cleared Credit Default Swap
Reference Entity	Buy/Sell Protection	Fixed Deal Pay Rate	Maturity Date	Cleared Exchange	Notional Amount (in thousands)	Unrealized Appreciation (Depreciation)
iTRAXX Europe S26	Sell	1.000%	Dec 2021	ICE	$42,451	$(58)
iTRAXX Europe Crossover S26	Sell	5.000%	Dec 2021	ICE	13,038	160
						$102

Variance Swap
Reference Entity	Pay/Receive Floating Rate	Variance Strike Price	Maturity Date	Counterparty	Notional Amount (in thousands)	Unrealized Appreciation (Depreciation)
Euro Stoxx 50	Pay	910.2289	Dec 2017	Citibank N.A.	757	$4,775
		Total Net Unrealized Appreciation (Depreciation) on Swaps				$10,136

See accompanying Notes to Financial Statements.

December 31, 2016	William Blair Funds	111

Statements of Assets and Liabilities

As of December 31, 2016 (dollar amounts in thousands)

		Large Cap	Mid Cap	Mid Cap
	Growth	Growth	Growth	Value
	Fund	Fund	Fund	Fund
Assets
Investments in securities, at cost	$480,335	$107,956	$119,239	$2,385
Investments in securities, at value	$579,584	$122,156	$134,349	$3,007
Cash	—	—	—	27
Receivable for securities sold	—	71	2,260	—
Receivable for fund shares sold	435	278	80	1
Receivable from Adviser	—	5	8	7
Dividend and interest receivable	303	33	52	5
Total assets	580,322	122,543	136,749	3,047
Liabilities
Payable for investment securities purchased	1,698	—	836	—
Payable for fund shares redeemed	221	84	64	—
Management fee payable	373	73	113	3
Distribution fee payable	14	3	4	—
Other payables and accrued expenses	210	48	74	35
Total liabilities	2,516	208	1,091	38
Net assets	$577,806	$122,335	$135,658	$3,009
Capital
Composition of net assets
Par value of shares of beneficial interest	$47	$11	$12	$—
Capital paid in excess of par value	444,755	108,201	124,059	2,328
Accumulated net investment income (loss)	—	—	—	—
Accumulated net realized gain (loss)	33,755	(77)	(3,523)	59
Net unrealized appreciation (depreciation) of investments and foreign currencies	99,249	14,200	15,110	622
Net assets	$577,806	$122,335	$135,658	$3,009

Class N shares
Net assets	$62,936	$11,860	$16,234	$362
Shares outstanding	5,514,642	1,156,473	1,519,217	34,863
Net asset value per share	$11.41	$10.26	$10.69	$10.38
Class I shares
Net assets	$514,870	$110,475	$119,424	$2,647
Shares outstanding	41,563,387	10,325,120	10,665,738	255,414
Net asset value per share	$12.39	$10.70	$11.20	$10.36

See accompanying Notes to Financial Statements.

112	Annual Report	December 31, 2016

Statements of Operations

For the Year Ended December 31, 2016 (all amounts in thousands)

		Large Cap	Mid Cap	Mid Cap
	Growth	Growth	Growth	Value
	Fund	Fund	Fund	Fund
Investment income
Dividends	$7,907	$1,044	$1,252	$58
Interest	3	—	1	1
Total income	7,910	1,044	1,253	59
Expenses
Investment advisory fees	5,384	606	1,516	30
Distribution fees	275	30	51	2
Custodian fees	41	28	45	36
Transfer agent fees	90	14	21	1
Sub-transfer agent fees
Class N	178	15	24	1
Class I	632	49	143	—
Professional fees	71	34	39	27
Registration fees	43	35	50	30
Shareholder reporting fees	20	5	32	—
Trustee fees	56	5	13	—
Other expenses	46	6	10	4
Total expenses before expense limitation	6,836	827	1,944	131
Expenses waived or reimbursed by the Adviser	—	(104)	(217)	(97)
Net expenses	6,836	723	1,727	34
Net investment income (loss)	1,074	321	(474)	25
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities	66,007	1,326	(1,862)	227
Total net realized gain (loss)	66,007	1,326	(1,862)	227
Change in net unrealized appreciation (depreciation) of:
Investments in securities	(71,577)	1,381	1,967	214
Change in net unrealized appreciation (depreciation)	(71,577)	1,381	1,967	214
Net increase (decrease) in net assets resulting from operations	$(4,496)	$3,028	$(369)	$466

See accompanying Notes to Financial Statements.

December 31, 2016	William Blair Funds	113

Statements of Changes in Net Assets

For the Years Ended December 31, 2016 and 2015 (all amounts in thousands)

			Large Cap		Mid Cap		Mid Cap
	Growth Fund		Growth Fund		Growth Fund		Value Fund
	2016	2015	2016	2015	2016	2015	2016	2015
Operations
Net investment income (loss)	$1,074	$(250)	$321	$(4)	$(474)	$(1,275)	$25	$22
Net realized gain (loss) on investments, and other assets and liabilities	66,007	57,036	1,326	4,789	(1,862)	36,493	227	661
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	(71,577)	(9,544)	1,381	(463)	1,967	(30,371)	214	(671)
Net increase (decrease) in net assets resulting from operations	(4,496)	47,242	3,028	4,322	(369)	4,847	466	12
Distributions to shareholders from
Net investment income
Class N	—	—	(9)	—	—	—	(2)	(2)
Class I	(1,133)	—	(334)	—	—	—	(27)	(10)
Net realized gain
Class N	(5,224)	(18,526)	(98)	(971)	(912)	(5,530)	(30)	(149)
Class I	(38,810)	(80,435)	(863)	(5,265)	(6,417)	(35,853)	(218)	(438)
Total distributions	(45,167)	(98,961)	(1,304)	(6,236)	(7,329)	(41,383)	(277)	(599)
Capital stock transactions
Net proceeds from sale of shares	75,891	122,787	75,429	17,152	20,647	33,162	1,094	661
Shares issued in reinvestment of income dividends and capital gain distributions	44,227	95,837	1,134	5,376	7,111	39,576	277	573
Less cost of shares redeemed	(339,147)	(281,210)	(25,433)	(10,742)	(84,124)	(176,266)	(1,219)	(1,747)
Net increase (decrease) in net assets resulting from capital share transactions	(219,029)	(62,586)	51,130	11,786	(56,366)	(103,528)	152	(513)
Increase (decrease) in net assets	(268,692)	(114,305)	52,854	9,872	(64,064)	(140,064)	341	(1,100)
Net assets
Beginning of period	846,498	960,803	69,481	59,609	199,722	339,786	2,668	3,768
End of period	$577,806	$846,498	$122,335	$69,481	$135,658	$199,722	$3,009	$2,668
Accumulated net investment income (loss) at the end of the period	$—	$—	$—	$—	$—	$—	$—	$5

See accompanying Notes to Financial Statements.

114	Annual Report	December 31, 2016

Statements of Assets and Liabilities

As of December 31, 2016 (dollar amounts in thousands)

	Small-Mid	Small-Mid	Small Cap	Small Cap
	Cap Growth	Cap Value	Growth	Value
	Fund	Fund	Fund	Fund
Assets
Investments in securities, at cost	$1,110,075	$2,527	$316,384	$523,810
Investments in securities, at value	$1,270,556	$3,391	$389,647	$705,993
Receivable for securities sold	31,489	103	4,763	8,880
Receivable for fund shares sold	8,746	14	623	2,047
Receivable from Adviser	82	11	—	12
Dividend and interest receivable	325	5	104	1,046
Total assets	1,311,198	3,524	395,137	717,978
Liabilities
Payable for investment securities purchased	5,124	5	5,030	2,386
Payable for fund shares redeemed	42,052	2	619	6,167
Payable to custodian	—	19	—	—
Management fee payable	1,105	3	368	666
Distribution fee payable	42	—	25	7
Other payables and accrued expenses	298	42	197	121
Total liabilities	48,621	71	6,239	9,347
Net assets	$1,262,577	$3,453	$388,898	$708,631
Capital
Composition of net assets
Par value of shares of beneficial interest	$63	$—	$15	$34
Capital paid in excess of par value	1,103,158	2,603	305,422	525,593
Accumulated net investment income (loss)	—	—	—	—
Accumulated net realized gain (loss)	(1,125)	(14)	10,198	821
Net unrealized appreciation (depreciation) of investments and foreign currencies	160,481	864	73,263	182,183
Net assets	$1,262,577	$3,453	$388,898	$708,631

Class N shares
Net assets	$171,638	$267	$117,068	$33,359
Shares outstanding	8,937,999	18,367	4,637,793	1,653,137
Net asset value per share	$19.20	$14.53	$25.24	$20.18
Class I shares
Net assets	$1,090,939	$3,186	$271,830	$675,272
Shares outstanding	54,483,480	220,155	9,944,201	32,653,205
Net asset value per share	$20.02	$14.47	$27.34	$20.68

See accompanying Notes to Financial Statements.

December 31, 2016	William Blair Funds	115

Statements of Operations

For the Year Ended December 31, 2016 (all amounts in thousands)

	Small-Mid	Small-Mid	Small Cap	Small Cap
	Cap Growth	Cap Value	Growth	Value
	Fund	Fund	Fund	Fund
Investment income
Dividends	$10,147	$67	$2,590	$10,438
Less foreign tax withheld	(32)	—	(10)	—
Interest	11	—	3	4
Total income	10,126	67	2,583	10,442
Expenses
Investment advisory fees	12,281	40	3,985	6,681
Distribution fees	499	2	270	80
Custodian fees	38	38	35	36
Transfer agent fees	79	1	50	33
Sub-transfer agent fees
Class N	262	—	130	40
Class I	1,133	2	223	783
Professional fees	101	35	56	58
Registration fees	72	36	50	37
Shareholder reporting fees	212	—	73	40
Trustee fees	79	—	25	40
Other expenses	47	5	16	55
Total expenses before expense limitation	14,803	159	4,913	7,883
Expenses waived or reimbursed by the Adviser	(817)	(112)	(117)	(210)
Net expenses	13,986	47	4,796	7,673
Net investment income (loss)	(3,860)	20	(2,213)	2,769
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities	25,506	159	35,282 (1)	24,542
Redemptions in-kind	52,031	—	—	—
Total net realized gain (loss)	77,537	159	35,282	24,542
Change in net unrealized appreciation (depreciation) of:
Investments in securities	12,814	522	30,352 (2)	117,767
Change in net unrealized appreciation (depreciation)	12,814	522	30,352	117,767
Net increase (decrease) in net assets resulting from operations	$86,491	$701	$63,421	$145,078

(1)	Includes $3,587 from companies deemed affiliated during the year.
(2)	Includes $2,483 from companies deemed affiliated during the year.

See accompanying Notes to Financial Statements.

116	Annual Report	December 31, 2016

Statements of Changes in Net Assets

For the Years Ended December 31, 2016 and 2015 (all amounts in thousands)

	Small-Mid		Small-Mid		Small Cap		Small Cap
	Cap Growth Fund		Cap Value Fund		Growth Fund		Value Fund
	2016	2015	2016	2015	2016	2015	2016	2015
Operations
Net investment income (loss)	$(3,860)	$(3,239)	$20	$21	$(2,213)	$(3,146)	$2,769	$2,407
Net realized gain (loss) on investments, and other assets and liabilities	77,537	61,943	159	129	35,282	27,594	24,542	6,099
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	12,814	(21,167)	522	(280)	30,352	(39,914)	117,767	(41,101)
Net increase (decrease) in net assets resulting from operations	86,491	37,537	701	(130)	63,421	(15,466)	145,078	(32,595)
Distributions to shareholders from
Net investment income
Class N	—	—	(1)	(1)	—	—	(58)	—
Class I	—	—	(23)	(10)	—	—	(2,771)	(1,363)
Net realized gain
Class N	(5,332)	(8,564)	(10)	(44)	(6,573)	(9,437)	(1,334)	(107)
Class I	(28,097)	(50,588)	(129)	(162)	(14,099)	(20,150)	(26,512)	(1,836)
Total distributions	(33,429)	(59,152)	(163)	(217)	(20,672)	(29,587)	(30,675)	(3,306)
Capital stock transactions
Net proceeds from sale of shares	533,654	428,159	640	435	51,636	94,104	133,395	174,197
Shares issued in reinvestment of income dividends and capital gain distributions	33,051	57,336	164	136	20,471	28,974	28,779	3,045
Less cost of shares redeemed	(546,329)	(151,577)	(1,964)	(502)	(99,171)	(217,254)	(180,307)	(114,166)
Net increase (decrease) in net assets resulting from capital share transactions	20,376	333,918	(1,160)	69	(27,064)	(94,176)	(18,133)	63,076
Increase (decrease) in net assets	73,438	312,303	(622)	(278)	15,685	(139,229)	96,270	27,175
Net assets
Beginning of period	1,189,139	876,836	4,075	4,353	373,213	512,442	612,361	585,186
End of period	$1,262,577	$1,189,139	$3,453	$4,075	$388,898	$373,213	$708,631	$612,361
Accumulated net investment income (loss) at the end of the period	$—	$—	$—	$4	$—	$—	$—	$236

See accompanying Notes to Financial Statements.

December 31, 2016	William Blair Funds	117

Statements of Assets and Liabilities

As of December 31, 2016 (dollar amounts in thousands)

				Institutional
	Global	International	International	International
	Leaders	Leaders	Equity	Equity
	Fund	Fund	Fund	Fund
Assets
Investments in securities, at cost	$156,977	$239,540	$80,267	$15,244
Investments in securities, at value	$176,783	$252,439	$87,244	$16,573
Cash	—	—	4	1
Foreign currency, at value (cost $415; $1,182; $187; $50)	414	1,180	186	50
Receivable for securities sold	—	1,433	20	5
Receivable for fund shares sold	—	1,356	—	—
Receivable from Adviser or an affiliate	23	24	14	11
Dividend and interest receivable	149	290	134	33
Total assets	177,369	256,722	87,602	16,673
Liabilities
Payable for investment securities purchased	403	1,175	116	27
Payable for fund shares redeemed	11	15	—	—
Management fee payable	150	202	65	13
Shareholder administration fee payable	7	4	—	—
Distribution fee payable	1	1	1	—
Foreign capital gains tax liability	—	1	—	—
Other payables and accrued expenses	66	102	83	68
Total liabilities	638	1,500	265	108
Net assets	$176,731	$255,222	$87,337	$16,565
Capital
Composition of net assets
Par value of shares of beneficial interest	$15	$20	$6	$1
Capital paid in excess of par value	159,039	243,708	157,009	106,278
Accumulated net investment income (loss)	488	(956)	816	(112)
Accumulated net realized gain (loss)	(2,611)	(429)	(77,465)	(90,929)
Net unrealized appreciation (depreciation) of investments and foreign currencies	19,800	12,879	6,971	1,327
Net assets	$176,731	$255,222	$87,337	$16,565
Class N shares
Net assets	$5,760	$2,922	$2,954	—
Shares outstanding	496,400	226,890	215,956	—
Net asset value per share	$11.60	$12.88	$13.68	—
Class I shares
Net assets	$45,772	$30,944	$84,383	—
Shares outstanding	3,939,470	2,395,167	6,111,821	—
Net asset value per share	$11.62	$12.92	$13.81	—
Institutional Class shares
Net assets	$125,199	$221,356	—	$16,565
Shares outstanding	10,774,086	17,138,983	—	1,398,687
Net asset value per share	$11.62	$12.92	—	$11.84

See accompanying Notes to Financial Statements.

118	Annual Report	December 31, 2016

Statements of Operations

For the Year Ended December 31, 2016 (all amounts in thousands)

				Institutional
	Global	International	International	International
	Leaders	Leaders	Equity	Equity
	Fund	Fund	Fund	Fund
Investment income
Dividends	$3,020	$3,914	$1,917	$465
Less foreign tax withheld	(204)	(352)	(164)	(39)
Interest	1	2	1	—
Total income	2,817	3,564	1,754	426
Expenses
Investment advisory fees	1,774	1,823	683	142
Distribution fees	14	2	7	—
Shareholder administration fees	77	33	—	—
Custodian fees	53	66	52	48
Transfer agent fees	8	4	3	—
Sub-transfer agent fees
Class N	6	1	3	—
Class I	24	19	59	—
Professional fees	54	64	67	64
Registration fees	47	53	34	20
Shareholder reporting fees	4	1	1	—
Trustee fees	12	9	4	1
Other expenses	14	16	6	4
Total expenses before expense limitation	2,087	2,091	919	279
Expenses waived or reimbursed by the Adviser or an affiliate	(271)	(246)	(196)	(122)
Net expenses	1,816	1,845	723	157
Net investment income (loss)	1,001	1,719	1,031	269
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities, net of foreign taxes, if applicable	(1,893)	(261)	(2,405)	(823)
Foreign currency transactions	(45)	(101)	(60)	(10)
Total net realized gain (loss)	(1,938)	(362)	(2,465)	(833)
Change in net unrealized appreciation (depreciation) of:
Investments in securities	2,131	2,423	1,793	514
Foreign currency translations	20	(7)	1	1
Change in net unrealized appreciation (depreciation)	2,151	2,416	1,794	515
Net increase (decrease) in net assets resulting from operations	$1,214	$3,773	$360	$(49)

See accompanying Notes to Financial Statements.

December 31, 2016	William Blair Funds	119

Statements of Changes in Net Assets

For the Years Ended December 31, 2016 and 2015 (all amounts in thousands)

	Global Leaders Fund		International Leaders Fund		International Equity Fund		Institutional International Equity Fund
	2016	2015	2016	2015	2016	2015	2016	2015
Operations
Net investment income (loss)	$1,001	$848	$1,719	$857	$1,031	$875	$269	$194
Net realized gain (loss) on investments, and other assets and liabilities	(1,938)	7,126	(362)	(149)	(2,465)	1,894	(833)	417
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	2,151	(3,415)	2,416	4,684	1,794	(1,349)	515	(426)
Net increase (decrease) in net assets resulting from operations	1,214	4,559	3,773	5,392	360	1,420	(49)	185
Distributions to shareholders from
Net investment income
Class N	—	(3)	(23)	(1)	(29)	(26)	—	—
Class I	(124)	(152)	(293)	(22)	(823)	(750)	—	—
Institutional Class	(403)	(552)	(2,350)	(323)	—	—	(336)	(156)
Net realized gain
Class N	(27)	(252)	—	(2)	—	—	—	—
Class I	(206)	(2,063)	—	(73)	—	—	—	—
Institutional Class	(559)	(6,144)	—	(578)	—	—	—	—
Total distributions	(1,319)	(9,166)	(2,666)	(999)	(852)	(776)	(336)	(156)
Capital stock transactions
Net proceeds from sale of shares	32,576	41,785	158,486	24,052	25,707	5,655	967	2,425
Shares issued in reinvestment of income dividends and capital gain distributions	1,244	8,986	1,783	773	780	706	336	156
Less cost of shares redeemed	(45,952)	(20,858)	(22,232)	(1,102)	(2,564)	(11,608)	(383)	(1,154)
Net increase (decrease) in net assets resulting from capital share transactions	(12,132)	29,913	138,037	23,723	23,923	(5,247)	920	1,427
Increase (decrease) in net assets	(12,237)	25,306	139,144	28,116	23,431	(4,603)	535	1,456
Net assets
Beginning of period	188,968	163,662	116,078	87,962	63,906	68,509	16,030	14,574
End of period	$176,731	$188,968	$255,222	$116,078	$87,337	$63,906	$16,565	$16,030
Accumulated net investment income (loss) at the end of the period	$488	$(40)	$(956)	$92	$816	$586	$(112)	$(62)

See accompanying Notes to Financial Statements.

120	Annual Report	December 31, 2016

Statements of Assets and Liabilities

As of December 31, 2016 (dollar amounts in thousands)

		Institutional	International
	International	International	Small Cap
	Growth	Growth	Growth
	Fund	Fund	Fund
Assets
Investments in securities, at cost	$2,781,661	$1,954,094	$484,459
Investment in affiliated companies, at cost	102	63	—
Investments in securities, at value	$2,984,226	$2,081,665	$516,867
Investment in affiliated companies, at value	164	102	—
Cash	93	64	—
Foreign currency, at value (cost $51, $36, $52)	51	36	52
Receivable for securities sold	7,996	5,940	724
Receivable for fund shares sold	4,110	16,550	446
Receivable from Adviser or an affiliate	—	—	40
Dividend and interest receivable	8,772	3,864	818
Total assets	3,005,412	2,108,221	518,947
Liabilities
Payable for investment securities purchased	11,663	8,055	1,436
Payable for fund shares redeemed	8,899	3,979	242
Management fee payable	2,555	1,652	435
Shareholder administration fee payable	—	—	40
Distribution fee payable	154	—	2
Foreign capital gains tax liability	262	113	—
Other payables and accrued expenses	634	451	159
Total liabilities	24,167	14,250	2,314
Net assets	$2,981,245	$2,093,971	$516,633
Capital
Composition of net assets
Par value of shares of beneficial interest	$123	$144	$40
Capital paid in excess of par value	3,205,605	2,051,567	487,164
Accumulated net investment income (loss)	9,881	13,670	(2,734)
Accumulated net realized gain (loss)	(436,525)	(98,769)	(192)
Net unrealized appreciation (depreciation) of investments and foreign currencies	202,161	127,359	32,355
Net assets	$2,981,245	$2,093,971	$516,633
Class N shares
Net assets	$729,544	—	$10,361
Shares outstanding	30,571,311	—	805,330
Net asset value per share	$23.86	—	$12.87
Class I shares
Net assets	$2,251,701	—	$306,526
Shares outstanding	92,207,650	—	23,570,043
Net asset value per share	$24.42	—	$13.00
Institutional Class shares
Net assets	—	$2,093,971	$199,746
Shares outstanding	—	143,931,501	15,281,277
Net asset value per share	—	$14.55	$13.07

See accompanying Notes to Financial Statements.

December 31, 2016	William Blair Funds	121

Statements of Operations

For the Year Ended December 31, 2016 (all amounts in thousands)

			Institutional		International
	International		International		Small Cap
	Growth		Growth		Growth
	Fund		Fund		Fund
Investment income
Dividends	$82,104		$51,493		$13,298
Less foreign tax withheld	(7,926)		(4,974)		(1,111)
Interest.	9		6		2
Total income	74,187		46,525		12,189
Expenses
Investment advisory fees	32,534		19,533		5,519
Distribution fees	1,999		—		27
Shareholder administration fees	—		—		515
Custodian fees	335		240		123
Transfer agent fees	184		57		25
Sub-transfer agent fees
Class N	1,056		—		12
Class I	2,024		—		256
Professional fees	307		232		112
Registration fees	93		23		55
Shareholder reporting fees	179		46		36
Trustee fees	239		153		39
Other expenses	123		169		23
Total expenses before expense limitation	39,073		20,453		6,742
Expenses waived or reimbursed by the Adviser or an affiliate	—		—		(515)
Net expenses	39,073		20,453		6,227
Net investment income (loss)	35,114		26,072		5,962
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities, net of foreign taxes, if applicable	(27,938	)(1)	(51,315	)(1)	3,087
Redemptions in-kind	—		23,687		—
Foreign currency transactions	(2,189)		(1,606)		(324)
Total net realized gain (loss)	(30,127)		(29,234)		2,763
Change in net unrealized appreciation (depreciation) of:
Investments in securities	(107,518	)(2)	(62,876	)(2)	(31,854)
Foreign currency translations	(346)		(86)		28
Change in net unrealized appreciation (depreciation)	(107,864)		(62,962)		(31,826)
Net increase (decrease) in net assets resulting from operations	$(102,877)		$(66,124)		$(23,101)

(1)	Includes $1,574 and $978 related to an affiliated fund (William Blair China A-Share Fund, LLC) for International Growth Fund and Institutional International Growth Fund, respectively.
(2)	Includes $(1,630) and $(1,012) related to an affiliated fund (William Blair China A-Share Fund, LLC) for International Growth Fund and Institutional International Growth Fund, respectively.

See accompanying Notes to Financial Statements.

122	Annual Report	December 31, 2016

Statements of Changes in Net Assets

For the Years Ended December 31, 2016 and 2015 (all amounts in thousands)

			Institutional		International
	International		International		Small Cap
	Growth Fund		Growth Fund		Growth Fund
	2016	2015	2016	2015	2016	2015
Operations
Net investment income (loss)	$35,114	$35,683	$26,072	$28,606	$5,962	$4,240
Net realized gain (loss) on investments, and other assets and liabilities	(30,127)	(23,531)	(29,234)	(30,439)	2,763	18,659
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	(107,864)	(14,462)	(62,962)	6,930	(31,826)	36,257
Net increase (decrease) in net assets resulting from operations	(102,877)	(2,310)	(66,124)	5,097	(23,101)	59,156
Distributions to shareholders from
Net investment income
Class N	(10,938)	(9,482)	—	—	(5)	(195)
Class I	(40,501)	(30,923)	—	—	(1,063)	(7,300)
Institutional Class	—	—	(23,809)	(13,779)	(845)	(4,603)
Net realized gain
Class N	—	—	—	—	(2)	(29)
Class I	—	—	—	—	(57)	(919)
Institutional Class	—	—	—	(15,858)	(37)	(557)
Total distributions	(51,439)	(40,405)	(23,809)	(29,637)	(2,009)	(13,603)
Capital stock transactions
Net proceeds from sale of shares	437,982	837,025	237,672	297,180	63,344	78,346
Shares issued in reinvestment of income dividends and capital gain distributions	48,138	36,885	22,693	28,849	1,827	11,877
Less cost of shares redeemed	(1,029,303)	(835,938)	(412,093)	(305,026)	(98,028)	(184,116)
Net increase (decrease) in net assets resulting from capital share transactions	(543,183)	37,972	(151,728)	21,003	(32,857)	(93,893)
Increase (decrease) in net assets	(697,499)	(4,743)	(241,661)	(3,537)	(57,967)	(48,340)
Net assets
Beginning of period	3,678,744	3,683,487	2,335,632	2,339,169	574,600	622,940
End of period	$2,981,245	$3,678,744	$2,093,971	$2,335,632	$516,633	$574,600
Accumulated net investment income (loss) at the end of the period	$9,881	$21,204	$13,670	$7,048	$(2,734)	$(7,282)

See accompanying Notes to Financial Statements.

December 31, 2016	William Blair Funds	123

Statements of Assets and Liabilities

As of December 31, 2016 (dollar amounts in thousands)

	Emerging	Emerging	Emerging
	Markets	Markets	Markets
	Leaders	Growth	Small Cap
	Fund	Fund	Growth Fund
Assets
Investments in securities, at cost	$299,589	$874,426	$271,178
Investment in affiliated companies, at cost	—	125	—
Investments in securities, at value	$305,577	$926,518	$285,217
Investment in affiliated companies, at value	—	201	—
Foreign currency, at value (cost $—; $332; $21)	—	332	21
Receivable for securities sold	366	7,432	2,524
Receivable for fund shares sold	141	219	1,180
Receivable from Adviser or an affiliate	53	13	36
Dividend and interest receivable	332	827	766
Total assets	306,469	935,542	289,744
Liabilities
Payable for investment securities purchased	436	196	350
Payable for fund shares redeemed	28	315	5,778
Management fee payable	287	879	273
Shareholder administration fee payable	4	13	21
Distribution fee payable	1	2	2
Foreign capital gains tax liability	—	—	182
Other payables and accrued expenses	210	394	276
Total liabilities	966	1,799	6,882
Net assets	$305,503	$933,743	$282,862
Capital
Composition of net assets
Par value of shares of beneficial interest	$39	$84	$21
Capital paid in excess of par value	326,255	1,021,046	307,658
Accumulated net investment income (loss)	(390)	4,148	(7,782)
Accumulated net realized gain (loss)	(26,389)	(143,713)	(30,941)
Net unrealized appreciation (depreciation) of investments and foreign currencies	5,988	52,178	13,906
Net assets	$305,503	$933,743	$282,862
Class N shares
Net assets	$2,479	$8,488	$9,263
Shares outstanding	316,154	772,639	674,670
Net asset value per share	$7.84	$10.99	$13.73
Class I shares
Net assets	$30,346	$93,668	$147,949
Shares outstanding	3,857,496	8,440,416	10,742,348
Net asset value per share	$7.87	$11.10	$13.77
Institutional Class shares
Net assets	$272,678	$831,587	$125,650
Shares outstanding	34,677,922	74,368,343	9,108,955
Net asset value per share	$7.86	$11.18	$13.79

See accompanying Notes to Financial Statements.

124	Annual Report	December 31, 2016

Statements of Operations

For the Year Ended December 31, 2016 (all amounts in thousands)

				Emerging
	Emerging	Emerging		Markets
	Markets	Markets		Small Cap
	Leaders	Growth		Growth
	Fund	Fund		Fund
Investment income
Dividends	$4,149	$20,028		$7,203
Less foreign tax withheld	(442)	(2,265)		(656)
Interest	—	3		—
Total income	3,707	17,766		6,547
Expenses
Investment advisory fees	2,444	10,960		3,297
Distribution fees	4	23		26
Shareholder administration fees	46	169		257
Custodian fees	147	443		267
Transfer agent fees	9	40		57
Sub-transfer agent fees
Class N	1	6		12
Class I	15	75		85
Professional fees	136	197		165
Registration fees	200	56		61
Shareholder reporting fees	11	11		30
Trustee fees	9	61		20
Other expenses	17	39		29
Total expenses before expense limitation	3,039	12,080		4,306
Expenses waived or reimbursed by the Adviser or an affiliate	(242)	(169)		(435)
Net expenses	2,797	11,911		3,871
Net investment income (loss)	910	5,855		2,676
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities, net of foreign taxes, if applicable	(14,648)	(77,113	)(1)	(25,946)
Foreign currency transactions	(865)	(1,003)		(893)
Total net realized gain (loss)	(15,513)	(78,116)		(26,839)
Change in net unrealized appreciation (depreciation) of:
Investments in securities	12,085	83,290	(2)	7,317
Foreign currency translations	2	14		48
Change in net unrealized appreciation (depreciation)	12,087	83,304		7,365
Net increase (decrease) in net assets resulting from operations	$(2,516)	$11,043		$(16,798)

(1)	Includes $1,931 related to an affiliated fund (William Blair China A-Share Fund, LLC).
(2)	Includes $(2,000) related to an affiliated fund (William Blair China A-Share Fund, LLC).

See accompanying Notes to Financial Statements.

December 31, 2016	William Blair Funds	125

Statements of Changes in Net Assets

For the Years Ended December 31, 2016 and 2015 (all amounts in thousands)

					Emerging Markets
	Emerging Markets		Emerging Markets		Small Cap
	Leaders Fund		Growth Fund		Growth Fund
	2016	2015	2016	2015	2016	2015
Operations
Net investment income (loss)	$910	$575	$5,855	$5,753	$2,676	$902
Net realized gain (loss) on investments, and other assets and liabilities	(15,513)	(10,580)	(78,116)	(53,698)	(26,839)	3,803
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	12,087	(9,023)	83,304	(91,961)	7,365	(24,287)
Net increase (decrease) in net assets resulting from operations	(2,516)	(19,028)	11,043	(139,906)	(16,798)	(19,582)
Distributions to shareholders from
Net investment income
Class N	—	—	(18)	—	(210)	—
Class I	(41)	(105)	(416)	—	(4,177)	—
Institutional Class	(513)	(331)	(4,354)	—	(3,339)	(1)
Net realized gain
Class N	—	(2)	—	(107)	—	(474)
Class I	—	(44)	—	(1,427)	—	(6,262)
Institutional Class	—	(126)	—	(8,324)	—	(4,988)
Total distributions	(554)	(608)	(4,788)	(9,858)	(7,726)	(11,725)
Capital stock transactions
Net proceeds from sale of shares	242,042	81,180	375,603	315,208	61,779	123,362
Shares issued in reinvestment of income dividends and capital gain distributions	549	549	4,054	8,609	7,014	9,559
Less cost of shares redeemed	(61,696)	(40,597)	(331,280)	(280,776)	(58,248)	(58,676)
Net increase (decrease) in net assets resulting from capital share transactions	180,895	41,132	48,377	43,041	10,545	74,245
Increase (decrease) in net assets	177,825	21,496	54,632	(106,723)	(13,979)	42,938
Net assets
Beginning of period	127,678	106,182	879,111	985,834	296,841	253,903
End of period	$305,503	$127,678	$933,743	$879,111	$282,862	$296,841
Accumulated net investment income (loss) at the end of the period	$(390)	$59	$4,148	$3,196	$(7,782)	$(2,799)

See accompanying Notes to Financial Statements.

126	Annual Report	December 31, 2016

Statements of Assets and Liabilities

As of December 31, 2016 (dollar amounts in thousands)

			Low	Macro
	Bond	Income	Duration	Allocation
	Fund	Fund	Fund	Fund
Assets
Investments in securities, at cost	$526,363	$109,149	$283,937	$1,026,470
Investments in affiliated companies, at cost	—	—	—	55,937
Repurchase agreement, at cost	4,667	279	—	413,728
Investments in securities, at value	$532,696	$109,146	$283,113	$1,071,785
Investments in affiliated companies, at value	—	—	—	52,669
Repurchase agreement, at value	4,667	279	—	413,728
Receivable for securities sold	—	—	15,033	33,930
Receivable for fund shares sold	2,865	1,445	3,742	3,177
Receivable for futures variation margin	—	—	—	3,061
Receivable for variation margin on centrally cleared swaps	—	—	—	19
Receivable from Adviser or an affiliate	69	—	22	132
Dividend and interest receivable	4,265	632	735	3,115
Unrealized appreciation on swap contracts	—	—	—	8,324
Unrealized appreciation on forward foreign currency contracts	—	—	—	6,608
Total assets	544,562	111,502	302,645	1,596,548
Liabilities
Securities sold, not yet purchased (proceeds $—; $—; $15,033; $—)	—	—	15,025	—
Option written, at value (proceeds $—; $—; $—; $513)	—	—	—	900
Payable for variation margin on centrally cleared swaps	4	—	—	—
Payable for investment securities purchased	—	—	—	3,935
Payable for fund shares redeemed	954	559	2,294	9,228
Payable to custodian	—	—	5,060	—
Management fee payable	136	34	73	1,103
Shareholder administration fee payable	56	—	30	132
Distribution fee payable	16	7	1	14
Distributions payable to shareholders	21	5	38	—
Other payables and accrued expenses	119	27	51	318
Total liabilities	1,306	632	22,572	15,630
Net assets	$543,256	$110,870	$280,073	$1,580,918
Capital
Composition of net assets
Par value of shares of beneficial interest	$53	$13	$31	$139
Capital paid in excess of par value	544,556	118,312	300,198	1,749,215
Accumulated net investment income (loss)	35	10	20	(6,584)
Accumulated net realized gain (loss)	(7,557)	(7,462)	(19,360)	(224,902)
Net unrealized appreciation (depreciation) of investments and foreign currencies	6,169	(3)	(816)	63,050
Net assets	$543,256	$110,870	$280,073	$1,580,918
Class N shares
Net assets	$125,866	$52,710	$7,237	$61,376
Shares outstanding	12,094,998	5,947,999	797,867	5,410,589
Net asset value per share	$10.41	$8.86	$9.07	$11.34
Class I shares
Net assets	$322,174	$58,160	$219,714	$937,244
Shares outstanding	31,278,896	6,610,454	24,230,478	82,312,114
Net asset value per share	$10.30	$8.80	$9.07	$11.38
Institutional Class shares
Net assets	$95,216	—	$53,122	$582,298
Shares outstanding	9,251,575	—	5,856,352	51,075,629
Net asset value per share	$10.29	—	$9.07	$11.40

See accompanying Notes to Financial Statements.

December 31, 2016	William Blair Funds	127

Statements of Operations

For the Year Ended December 31, 2016 (all amounts in thousands)

			Low	Macro
	Bond	Income	Duration	Allocation
	Fund	Fund	Fund	Fund
Investment income
Dividends	$—	$—	$—	$26,801 (1)
Interest	17,508	2,559	2,949	1,480
Total income	17,508	2,559	2,949	28,281
Expenses
Investment advisory fees	1,619	373	540	13,699
Distribution fees	216	57	11	256
Shareholder administration fees	660	—	226	1,756
Custodian fees	81	44	57	136
Transfer agent fees	52	11	11	497
Sub-transfer agent fees
Class N	210	42	9	84
Class I	183	21	54	853
Professional fees	56	34	39	199
Registration fees	77	34	43	173
Shareholder reporting fees	62	8	3	79
Trustee fees	33	6	9	118
Other expenses	22	10	14	382
Total expenses before expense limitation	3,271	640	1,016	18,232
Expenses waived or reimbursed by the Adviser or an affiliate	(774)	—	(226)	(1,756)
Net expenses	2,497	640	790	16,476
Net investment income (loss)	15,011	1,919	2,159	11,805
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities	608	231	85	12,112 (2)
Options	(95)	(47)	(95)	(20,451)
Futures contracts	—	—	—	(71,523)
Swaps	(247)	—	—	(27,217)
Forward foreign currency contracts	—	—	—	29,084
Foreign currency transactions	—	—	—	(231)
Total net realized gain (loss)	266	184	(10)	(78,226)
Change in net unrealized appreciation (depreciation) of:
Investments in securities	8,561	216	(325)	76,264 (3)
Options	93	46	93	7,317
Futures contracts	—	—	—	1,940
Swaps	(128)	—	—	13,920
Forward foreign currency contracts	—	—	—	4,875
Foreign currency translations	—	—	—	221
Change in net unrealized appreciation (depreciation)	8,526	262	(232)	104,537
Net increase (decrease) in net assets resulting from operations	$23,803	$2,365	$1,917	$38,116

(1)	Includes $1,037 from companies deemed affiliated during the year.
(2)	Includes $(2,494) from companies deemed affiliated during the year.
(3)	Includes $3,552 from companies deemed affiliated during the year.

See accompanying Notes to Financial Statements.

128	Annual Report	December 31, 2016

Statements of Changes in Net Assets

For the Years Ended December 31, 2016 and 2015 (all amounts in thousands)

					Low Duration		Macro Allocation
	Bond Fund		Income Fund		Fund		Fund
	2016	2015	2016	2015	2016	2015	2016	2015
Operations
Net investment income (loss)	$15,011	$9,519	$1,919	$1,862	$2,159	$1,409	$11,805	$10,368
Net realized gain (loss) on investments, and other assets and liabilities	266	514	184	(88)	(10)	(652)	(78,226)	(107,732)
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	8,526	(11,340)	262	(1,268)	(232)	(267)	104,537	(40,618)
Net increase (decrease) in net assets resulting from operations	23,803	(1,307)	2,365	506	1,917	490	38,116	(137,982)
Distributions to shareholders from
Net investment income
Class N	(5,237)	(1,822)	(1,079)	(1,007)	(149)	(95)	(1,182)	(915)
Class I	(11,452)	(6,812)	(1,868)	(1,971)	(3,331)	(2,839)	(21,809)	(10,747)
Institutional Class	(3,903)	(3,598)	—	—	(694)	(1,185)	(13,553)	(4,368)
Total distributions	(20,592)	(12,232)	(2,947)	(2,978)	(4,174)	(4,119)	(36,544)	(16,030)
Capital stock transactions
Net proceeds from sale of shares	197,394	300,131	37,313	24,005	220,929	47,534	600,557	1,559,297
Shares issued in reinvestment of income dividends and capital gain distributions	18,617	9,535	2,760	2,686	3,628	3,096	34,074	14,020
Less cost of shares redeemed	(156,760)	(78,860)	(24,285)	(27,409)	(73,939)	(92,786)	(787,172)	(646,104)
Net increase (decrease) in net assets resulting from capital share transactions	59,251	230,806	15,788	(718)	150,618	(42,156)	(152,541)	927,213
Increase (decrease) in net assets	62,462	217,267	15,206	(3,190)	148,361	(45,785)	(150,969)	773,201
Net assets
Beginning of period	480,794	263,527	95,664	98,854	131,712	177,497	1,731,887	958,686
End of period	$543,256	$480,794	$110,870	$95,664	$280,073	$131,712	$1,580,918	$1,731,887
Accumulated net investment income (loss) at the end of the period	$35	$24	$10	$10	$20	$22	$(6,584)	$(10,874)

See accompanying Notes to Financial Statements.

December 31, 2016	William Blair Funds	129

Notes to Financial Statements

(1) Organization

(a) Description of the Trust

William Blair Funds (the “Trust”) is a mutual fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently consists of the following twenty-two funds (the “Funds”), each with its own investment objective and policies. For each Fund, the number of shares authorized is unlimited.

Domestic Equity Funds	International Equity Funds

Growth
Large Cap Growth
Mid Cap Growth
Mid Cap Value
Small-Mid Cap Growth
Small-Mid Cap Value
Small Cap Growth
Small Cap Value

Global Equity Fund

Global Leaders

Multi-Asset and Alternative Fund

Macro Allocation

International Leaders
International Equity
Institutional International Equity
International Growth
Institutional International Growth
International Small Cap Growth
Emerging Markets Leaders
Emerging Markets Growth
Emerging Markets Small Cap Growth

Fixed Income Funds

Bond
Income
Low Duration

Prior to July 1, 2015, William Blair & Company, L.L.C. (“WBC” or the “Distributor”) served as both the Trust’s investment adviser and the Trust’s principal underwriter and distributor. Effective July 1, 2015, WBC transferred the management agreement for the Trust to William Blair Investment Management, LLC (“WBIM”). There were no changes to the Funds’ portfolio management teams or principal investment strategies as a result of the transfer. Any reference to the “Adviser” prior to July 1, 2015 should be read to mean WBC; any reference to the “Adviser” subsequent to July 1, 2015 should be read to mean WBIM. WBC continues to serve as the principal underwriter and distributor of the Trust.

(b) Share Classes

Three different classes of shares currently exist: N, I and Institutional.

Class N shares are offered to the general public, either directly through the Trust’s distributor or through a select number of financial intermediaries. Class N shares are sold without any sales load, and carry an annual 12b-1 distribution fee (0.25% for the Domestic Equity, Global Equity, International Equity and Multi-Asset and Alternative Funds and 0.15% for the Fixed Income Funds), a sub-transfer agent fee that is not a fixed rate and may vary by Fund and class, and an annual shareholder administration fee (0.15% for Global Leaders, International Leaders, International Small Cap Growth, Emerging Markets Leaders, Emerging Markets Growth, Emerging Markets Small Cap Growth, Bond, Low Duration and Macro Allocation Funds). The shareholder administration fee is currently being waived. This waiver will not be removed without approval of the Board of Trustees.

Class I shares are offered to a limited group of investors. They do not carry any sales load or distribution fees and generally have lower ongoing expenses than Class N shares. Class I shares have a sub-transfer agent fee that is not a fixed rate and may vary by Fund and class, and an annual shareholder administration fee (0.15% for Global Leaders, International Leaders, International Small Cap Growth, Emerging Markets Leaders, Emerging Markets Growth, Emerging Markets Small Cap Growth, Bond, Low Duration and Macro Allocation Funds). The shareholder administration fee is currently being waived. This waiver will not be removed without approval of the Board of Trustees.

Institutional Class shares are offered to institutional investors, including but not limited to employee benefit plans, endowments, foundations, trusts and corporations, who are able to meet the share class’s high minimum investment requirement. The minimum initial investment required is $5 million. They do not carry any sales load, distribution fees or sub-transfer agents fees and generally have lower ongoing expenses than Class N and Class I shares.

130	Annual Report	December 31, 2016

Sub-transfer agent fees: For Class N and Class I shares, the Funds may reimburse WBC for fees paid to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions for sub-administration, sub-transfer agency and other services provided to investors whose shares of record are held in omnibus, other group accounts, retirement plans or accounts traded through registered securities clearing agents. These fees may vary based on, for example, the nature of services provided, but generally range up to 0.15% of the assets of the class serviced or maintained by the intermediary or up to $15 per sub-account maintained by the intermediary.

(c) Fund Objectives

The investment objectives of the Funds are as follows:

Domestic Equity	Long-term capital appreciation.
Global Equity	Long-term capital appreciation.
International Equity	Long-term capital appreciation.
Fixed Income	High level of current income with relative stability of principal.
(Maximize total return-Low Duration).
Multi-Asset and Alternative	Maximize long-term risk-adjusted total return.

(2) Significant Accounting Policies

The following is a summary of the Trust’s significant accounting policies in effect during the periods covered by the financial statements, which are in accordance with U.S. generally accepted accounting principles, which includes the accounting and reporting guidelines under Accounting Standards Topic 946, Financial Services—Investment Companies.

(a) Investment income and transactions

Investment income, realized and unrealized gains and losses, and certain Fund level expenses and expense reductions, if any, are allocated based on the relative net assets of each class, except for certain class specific expenses, which are charged directly to the appropriate class. Differences in class expenses may result in the payment of different per share dividends by class. All share classes of the Funds have equal rights with respect to voting, subject to class specific arrangements.

Dividend income and expense are recorded on the ex-dividend date, except for those dividends from certain foreign securities that are recorded when the information is available.

Interest income is recorded on an accrual basis, adjusted for amortization of premium or accretion of discount. Variable rate bonds and floating rate notes earn interest at coupon rates that fluctuate at specific time intervals. The interest rates shown in the Portfolio of Investments for the Bond, Income, Low Duration and Macro Allocation Funds were the rates in effect on December 31, 2016. Put bonds may be redeemed at the discretion of the holder on specified dates prior to maturity.

Premiums and discounts are amortized and accreted on a straight-line basis for short-term investments and on an effective interest method for long-term investments.

Paydown gains and losses on mortgage-backed and asset-backed securities are treated as an adjustment to interest income. For the year ended December 31, 2016, the Bond, Income and Low Duration Funds recognized a reduction of interest income and a corresponding decrease of net realized loss of $5,803, $1,027 and $2,014, respectively (in thousands). This reclassification had no effect on the net asset value or the net assets of the Funds.

December 31, 2016	William Blair Funds	131

The Funds do not isolate the portion of operations resulting from fluctuations in foreign currency exchange rates on investments from the fluctuations arising from changes in the value of securities held. Such currency fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at year end.

Security and shareholder transactions are accounted for no later than one business day following the trade date. However, for financial reporting purposes, security and shareholder transactions are accounted for on the trade date of the last business day of the reporting period. Realized gains and losses from securities transactions are recognized on a specifically identified cost basis.

Awards from class action litigation may be recorded as a reduction of cost. If the Funds no longer own the applicable securities, the proceeds are recorded as realized gains.

(b) Share Valuation and Distributions to Shareholders

Shares are sold and redeemed on a continuous basis at net asset value. The net asset value per share is determined separately for each class by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding as of the close of regular trading on the New York Stock Exchange (the “NYSE”), which is generally 4:00 p.m. Eastern time, on each day the NYSE is open.

Distributions from net investment income, if any, for all Equity and Multi-Asset and Alternative Funds are declared and paid at least annually. Distributions from net investment income for the Bond, Income and Low Duration Funds are declared daily and paid monthly. Capital gain distributions, if any, for all Funds, are declared and paid at least annually in December. Distributions payable to shareholders are recorded on the ex-dividend date.

(c) Foreign Currency Translation

The Funds may invest in securities denominated in foreign currencies. As such, assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate on the date of valuation. The values of foreign investments, open forward foreign currency contracts, and cash denominated in foreign currencies are translated into U.S. dollars using a spot market rate of exchange as of the time of the determination of each Fund’s Net Asset Value, typically 4:00 p.m. Eastern time on days when there is regular trading on the NYSE. Payables and receivables for securities transactions, dividends, interest income and tax reclaims are translated into U.S. dollars using a spot market rate of exchange as of 4:00 p.m. Eastern time. Settlement of purchases and sales and dividend and interest receipts are translated into U.S. dollars using a spot market rate of exchange as of 11:00 a.m. Eastern time.

(d) Income Taxes

Each Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code, as amended (the “Code”) available to regulated investment companies. Each Fund intends to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all, or substantially all, federal income and excise taxes. No provision for federal income and excise taxes has been made.

Certain Funds may be subject to foreign income taxes imposed on realized gains on securities of issuers from certain foreign countries. Such taxes, if applicable, are included within net realized gain (loss) on transactions from investments in securities on the Statement of Operations.

Management has evaluated all of the uncertain tax positions of the Funds and has determined that no liability is required to be recorded in the financial statements.

The statute of limitations on the Funds’ prior three years tax returns remain open and the returns are subject to examination.

132	Annual Report	December 31, 2016

Adjustments to the cost of investments for tax purposes are due to the deferred loss associated with current and prior year wash sales, income recognition from investments in real estate investment trusts and partnerships, and the Funds’ election to mark-to-market their investments in Passive Foreign Investment Companies (“PFICs”). The cost of investments for federal income tax purposes and related gross unrealized appreciation (depreciation) and net unrealized appreciation/(depreciation) at December 31, 2016, were as follows (in thousands):

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Growth	$481,416	$102,473	$4,305	$98,168
Large Cap Growth	109,172	14,760	1,776	12,984
Mid Cap Growth	120,718	17,429	3,798	13,631
Mid Cap Value	2,427	628	48	580
Small-Mid Cap Growth	1,113,065	181,182	23,691	157,491
Small-Mid Cap Value	2,555	884	48	836
Small Cap Growth	320,726	75,830	6,909	68,921
Small Cap Value	526,850	188,326	9,183	179,143
Global Leaders	158,851	20,587	2,655	17,932
International Leaders	240,783	17,090	5,434	11,656
International Equity	80,974	7,552	1,282	6,270
Institutional International Equity	15,398	1,474	299	1,175
International Growth	2,795,186	259,789	70,585	189,204
Institutional International Growth	1,960,192	171,577	50,002	121,575
International Small Cap Growth	486,202	51,726	21,061	30,665
Emerging Markets Leaders	301,580	13,042	9,045	3,997
Emerging Markets Growth	894,229	64,413	31,923	32,490
Emerging Markets Small Cap Growth	276,054	17,781	8,618	9,163
Bond	531,165	10,107	3,909	6,198
Income	109,430	947	952	(5)
Low Duration	283,940	453	1,280	(827)
Macro Allocation	1,499,002	61,844	22,664	39,180

In addition, the Funds may periodically record reclassifications among certain capital accounts to reflect differences between financial reporting and income tax basis distributions. The reclassifications were reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. generally accepted accounting principles. The reclassifications generally relate to the tax treatment of net operating losses, Section 988 currency gains and losses, PFIC gains and losses, expiration of capital loss carryforward, paydown gains and losses, investments in real estate investment trusts and partnerships, redemptions in-kind, distribution reclassifications, income on derivatives, capital gain taxes, and utilization of earnings and profits distributed to shareholders on redemption of shares. These reclassifications have no impact on the net asset values of the Funds. Accordingly, at December 31, 2016, the following reclassifications were recorded (in thousands):

December 31, 2016	William Blair Funds	133

Fund	Accumulated Undistributed Net Investment Income (Loss)	Accumulated Undistributed Net Realized Gain/(Loss)	Capital Paid in Excess of Par Value
Growth	$59	$(58)	$(1)
Large Cap Growth	22	(20)	(2)
Mid Cap Growth	474	(1)	(473)
Mid Cap Value	(1)	(1)	2
Small-Mid Cap Growth	3,860	(50,980)	47,120
Small-Mid Cap Value	—	(47)	47
Small Cap Growth	2,213	(2,123)	(90)
Small Cap Value	(176)	176	—
Global Leaders	54	(55)	1
International Leaders	(101)	100	1
International Equity	51	(51)	—
Institutional International Equity	17	(18)	1
International Growth	5,002	(5,003)	1
Institutional International Growth	4,359	(25,337)	20,978
International Small Cap Growth	499	(503)	4
Emerging Markets Leaders	(805)	862	(57)
Emerging Markets Growth	(115)	114	1
Emerging Markets Small Cap Growth	67	170	(237)
Bond	5,592	(5,576)	(16)
Income	1,028	13,431	(14,459)
Low Duration	2,013	(2,015)	2
Macro Allocation	29,029	(29,029)	—

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal income tax regulations that may differ from U.S. generally accepted accounting principles. As a result, net investment income or loss and net realized gain or loss for a reporting period may differ from the amount distributed during such period.

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. The tax character of distributions paid during 2016 and 2015 was as follows (in thousands):

	Distributions Paid in 2016				Distributions Paid in 2015
	Ordinary Income		Long-Term Capital Gains		Ordinary Income		Long-Term Capital Gains
Fund	Class N	Class I	Class N	Class I	Class N	Class I	Class N	Class I
Growth	$—	$1,075	$5,224	$38,868	$416	$1,808	$18,110	$78,627
Large Cap Growth	8	313	99	884	17	89	954	5,176
Mid Cap Growth	—	—	912	6,417	—	—	5,530	35,853
Mid Cap Value	2	20	30	225	2	10	149	438
Small-Mid Cap Growth	—	—	5,332	28,097	13	75	8,551	50,513
Small-Mid Cap Value	1	24	9	129	1	10	44	162
Small Cap Growth	—	—	6,573	14,099	—	—	9,437	20,150
Small Cap Value	105	3,363	1,287	25,920	—	1,363	107	1,836
Global Leaders	—	124	27	206	3	152	252	2,063
International Leaders	23	293	—	—	1	22	2	73
International Equity	29	823	—	—	26	750	—	—
International Growth	10,938	40,501	—	—	9,482	30,923	—	—
International Small Cap Growth	5	1,063	2	57	195	7,300	29	919

134	Annual Report	December 31, 2016

	Distributions Paid in 2016				Distributions Paid in 2015
	Ordinary		Long-Term		Ordinary		Long-Term
	Income		Capital Gains		Income		Capital Gains
Fund	Class N	Class I	Class N	Class I	Class N	Class I	Class N	Class I
Emerging Markets Leaders	$—	$41	—	—	$—	$105	$2	$44
Emerging Markets Growth	18	416	—	—	—	—	107	1,427
Emerging Markets Small Cap Growth	210	4,177	—	—	—	—	474	6,262
Bond	5,237	11,452	—	—	1,822	6,812	—	—
Income	1,079	1,868	—	—	1,007	1,971	—	—
Low Duration	149	3,331	—	—	95	2,839	—	—
Macro Allocation	1,182	21,809	—	—	915	10,747	—	—

	Distributions Paid in 2016		Distributions Paid in 2015
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
	Institutional	Institutional	Institutional	Institutional
Global Leaders	$403	$559	$552	$6,144
International Leaders	2,350	—	323	578
Institutional International Equity	336	—	156	—
Institutional International Growth	23,809	—	13,779	15,858
International Small Cap Growth	845	37	4,603	557
Emerging Markets Leaders	513	—	331	126
Emerging Markets Growth	4,354	—	—	8,324
Emerging Markets Small Cap Growth	3,339	—	1	4,988
Bond	3,903	—	3,598	—
Low Duration	694	—	1,185	—
Macro Allocation	13,553	—	4,368	—

As of December 31, 2016, the components of distributable earnings on a tax basis were as follows (in thousands):

Fund	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation/ (Depreciation)
Growth	$—	$—	$34,836	$98,168
Large Cap Growth	—	—	1,139	12,984
Mid Cap Growth	—	(2,044)	—	13,631
Mid Cap Value	—	—	101	580
Small-Mid Cap Growth	—	—	1,865	157,491
Small-Mid Cap Value	—	—	14	836
Small Cap Growth	2,967	—	11,573	68,921
Small Cap Value	—	—	3,861	179,143
Global Leaders	738	(986)	—	17,925
International Leaders	4	(146)	—	11,636
International Equity	1,249	(77,191)	—	6,264
Institutional International Equity	—	(90,887)	—	1,173
International Growth	15,222	(428,448)	—	188,743
Institutional International Growth	15,907	(94,978)	—	121,331
International Small Cap Growth	—	(2,137)	953	30,613
Emerging Markets Leaders	—	(24,790)	—	3,999
Emerging Markets Growth	4,992	(124,879)	—	32,500
Emerging Markets Small Cap Growth	—	(33,848)	—	9,031
Bond	—	(7,544)	—	6,191
Income	19	(7,460)	—	(14)
Low Duration	59	(19,396)	—	(819)
Macro Allocation	140	(224,190)	—	55,614

December 31, 2016	William Blair Funds	135

As of December 31, 2016, the Funds may have unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. Under current law, the Funds may carry forward net capital losses indefinitely to use to offset capital gains realized in future years. Previous law limited the carry forward of capital losses to the eight tax years following the year the capital loss was realized. If a Fund has capital losses that are subject to current law and also has capital losses subject to prior law, the losses realized under current law will be utilized to offset capital gains before any of the losses governed by prior law can be used. As a result of these ordering rules, capital losses realized under previous law may be more likely to expire unused. Capital losses realized under current law will carry forward retaining their classification as long-term or short-term losses; as compared to under prior law in which all capital losses were carried forward as short term capital losses.

The following table details the Funds’ available capital loss carryforwards as of December 31, 2016, the capital loss carryforwards utilized by the Funds in 2016, and the capital loss carryforwards that expired in 2016 (in thousands):

	Available Capital Loss Carryforwards					Capital Loss	Capital Loss
	Limited by Year of Expiration		Unlimited		Total	Carryforwards	Carryforwards
Fund	2017	2018	Short Term	Long Term	Available	Utilized in 2016	Expired in 2016
Mid Cap Growth	$—	$—	$2,044	$—	$2,044	$—	$—
Global Leaders	—	—	986	—	986	—	—
International Leaders	—	—	146	—	146	—	—
International Equity	74,815	—	2,376	—	77,191	—	—
Institutional International Equity	90,030	—	571	221	90,822	—	—
International Growth	358,606	—	69,842	—	428,448	—	—
Institutional International Growth	—	—	94,978	—	94,978	—	—
Emerging Markets Leaders	—	—	20,800	1,697	22,497	—	—
Emerging Markets Growth	—	—	116,463	—	116,463	—	—
Emerging Markets Small Cap Growth	—	—	19,850	—	19,850	—	—
Bond	—	—	4,790	1,778	6,568	—	—
Income	4,577	—	1,011	1,690	7,278	—	14,459
Low Duration	—	955	9,113	9,090	19,158	—	—
Macro Allocation	—	—	135,208	61,095	196,303	—	—

In order to meet certain excise tax distribution requirements, the Funds are required to measure and distribute annually, net capital gains realized during a twelve month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, the Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year capital losses are any short term or long term capital losses incurred between November 1 and the end of their fiscal year, December 31, 2016. Qualified late year ordinary losses are comprised of losses related to foreign currency and PFICs incurred between November 1 and the end of their fiscal year, December 31, 2016.

As of December 31, 2016, the following Funds deferred, on a tax basis, qualified late year losses of (in thousands):

	Qualified Late Year Losses
Fund	Ordinary Income	Net Capital
Institutional International Equity	$18	$47
International Small Cap Growth	2,137	—
Emerging Markets Leaders	354	1,939
Emerging Markets Growth	—	8,416
Emerging Markets Small Cap Growth	4,418	9,580
Bond	101	854
Income	—	182
Low Duration	—	200
Macro Allocation	—	27,887

136	Annual Report	December 31, 2016

(e) Repurchase Agreements

In a repurchase agreement, a Fund buys a security at one price and at the time of sale, the seller agrees to repurchase the security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying collateral. The Adviser monitors, on an ongoing basis, the value of the underlying collateral to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements may involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying collateral. The risk to a Fund is limited to the ability of the seller to pay the agreed upon sum on the delivery date. In the event of default, a repurchase agreement provides that a Fund is entitled to sell the underlying collateral. The loss, if any, to a Fund will be the difference between the proceeds from the sale and the repurchase price. However, if bankruptcy proceedings are commenced with respect to the seller of the security, disposition of the collateral by the Fund may be delayed or limited. The Funds have master repurchase agreements which allow the Funds to offset amounts owed to a counterparty with amounts owed from the same counterparty, including any collateral, in the event the counterparty defaults. As of December 31, 2016, each Fund’s outstanding repurchase agreements, if any, and related collateral, are shown on the Fund’s Portfolio of Investments. Although no definitive creditworthiness criteria are used, the Adviser reviews the creditworthiness of the banks and non-bank dealers with which a Fund enters into repurchase agreements to evaluate those risks. A Fund may, for tax purposes, deem repurchase agreements collateralized by U.S. Government securities to be investments in U.S. Government securities.

(f) TBA Securities

The Fixed Income Funds may invest in mortgage pass-through securities eligible to be sold in the “to-be announced” market (“TBAs”). TBAs provide for the forward or delayed delivery of the underlying instrument with settlement up to 180 days. The term TBA comes from the fact that the specific mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made, but rather is generally announced 48 hours before the settlement date. When a Fund sells TBAs, it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold the securities. A Fund generally has the ability to close out a TBA obligation on or before the settlement date, rather than take delivery of the security.

(g) Securities Sold, Not Yet Purchased

A Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When a fund sells a security short, it must borrow the security sold short and deliver it to the broker through which it made the short sale. A gain, limited to the price at which the fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale. A fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the price it sold the security short.

(h) Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results may differ from those estimates.

(i) Indemnification

In the normal course of business, the Funds have entered into contracts in which the Funds agree to indemnify the other party or parties against various potential costs or liabilities. The Funds’ maximum exposure under these arrangements is unknown. No claim has been made for indemnification pursuant to any such agreement of the Funds.

(j) Redemption In-Kind

In accordance with the Trust’s prospectus, the Funds may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the Fund recognizes a gain or loss on the transfer of securities depending on the value of those securities on the date of redemption. Gains and losses realized on in-kind redemptions may not be recognized for tax purposes and are reclassified from accumulated net realized gain (loss) to capital paid in excess of par value. During the year ended December 31, 2016, the Small-Mid Cap Growth and Institutional International Growth Funds redeemed in-kind fund share redemptions of $159,125 and $210,330 (in thousands), respectively, with securities rather than cash and recognized net realized gains of $52,031 and $23,687 (in thousands), respectively, on the securities distributed to shareholders.

December 31, 2016	William Blair Funds	137

(3) Valuation

(a) Investment Valuation

The value of domestic equity securities, including exchange-traded funds, is determined by valuing securities traded on national securities markets or in the over-the-counter markets at the last sale price or, if applicable, the official closing price or, in the absence of a recent sale on the date of determination, at the mean between the last reported bid and ask prices.

The value of foreign equity securities is generally determined based upon the last sale price on the foreign exchange or market on which it is primarily traded and in the currency of that market as of the close of the appropriate exchange or, if there have been no sales during that day, at the mean between the last reported bid and ask prices. The Board of Trustees has determined that the passage of time between when the foreign exchanges or markets close and when the Funds compute their net asset values could cause the value of foreign equity securities to no longer be representative or accurate and, as a result, may necessitate that such securities be fair valued. Accordingly, for foreign equity securities, the Funds may use an independent pricing service to fair value price the security as of the close of regular trading on the NYSE. As a result, a Fund’s value for a security may be different from the last sale price (or the mean between the last reported bid and ask prices). As of December 31, 2016, fair valuation estimates for foreign equity securities were not obtained.

Fixed income securities are generally valued using evaluated prices provided by an independent pricing service. The evaluated prices are formed using various market inputs that the pricing service believes accurately represent the market value of a security at a particular point in time. The pricing service determines evaluated prices for fixed income securities using inputs including, but not limited to, recent transaction prices, dealer quotes, transaction prices for securities with similar characteristics, collateral characteristics, credit quality, payment history, liquidity and market conditions.

Repurchase agreements are valued at cost, which approximates fair value.

Option contracts on securities, currencies and other financial instruments traded on one or more exchanges are valued at their most recent sale price on the exchange on which they are traded most extensively. Option contracts on foreign indices are valued at the settlement price. Futures contracts (and options and swaps thereon) are valued at the most recent settlement price on the exchange on which they are traded most extensively. Forward foreign currency contracts are valued on the basis of the value of the underlying currencies at the prevailing currency exchange rate as supplied by an independent pricing service.

Over-the-Counter (“OTC”) swap contracts are valued by an independent pricing service. Depending on the product and the terms of the transaction, the independent pricing service may use a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates.

Centrally cleared swaps listed or settled on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices.

Investments in other investment funds that are not exchange-traded funds are valued at the underlying fund’s ending net asset value on the date of valuation.

Securities, and other assets, for which a market price is not available or is deemed unreliable (e.g., securities affected by unusual or extraordinary events, such as natural disasters or securities affected by market or economic events, such as bankruptcy filings), or the value of which is affected by a significant valuation event, are valued at a fair value as determined in good faith by, or under the direction of, the Board of Trustees and in accordance with the Valuation Procedures approved by the Board of Trustees. The value of fair valued securities may be different from the last sale price (or the mean between the last reported bid and ask prices), and there is no guarantee that a fair valued security will be sold at the price at which a Fund is carrying the security.

As of December 31, 2016, there were securities held in the International Growth and Institutional International Growth Funds requiring fair valuation pursuant to the Valuation Procedures approved by the Board of Trustees.

(b) Fair Value Measurements

Fair value is defined as the price that a Fund would receive upon selling a security in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of a Fund’s investments. A three-tier hierarchy of inputs is used to classify fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

138	Annual Report	December 31, 2016

•	Level 1—Quoted prices (unadjusted) in active markets for an identical security.

•	Level 2—Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants would use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others. In addition, other observable inputs such as foreign exchange rates, benchmark securities indices and foreign futures contracts may be utilized in the valuation of certain foreign securities when significant events occur between the last sale on the foreign securities exchange and the time at which the net asset value of the Fund is calculated.

•	Level 3—Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

A description of the valuation technique applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis as follows:

Exchange-Traded Securities

Securities traded on a national securities exchange (or reported on the NASDAQ national market), including exchange-traded funds, are stated at the last reported sales price on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the mean between the last reported bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Securities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Fixed Income Securities

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, asset-backed securities and non-U.S. bonds are generally valued using evaluated prices provided by an independent pricing service. The evaluated prices are formed using various market inputs that the pricing service believes accurately represent the fair value of a security at a particular point in time. The pricing service determines evaluated prices for fixed income securities using inputs including, but not limited to, recent transaction prices, dealer quotes, transaction prices for securities with similar characteristics, collateral characteristics, credit quality, payment history, liquidity and market conditions. Securities that use similar valuation techniques and observable inputs as described above are categorized as Level 2 of the fair value hierarchy.

Short-Term Investments

Repurchase agreements are valued at cost, which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

Derivative Instruments

Listed derivatives, such as certain options and futures contracts, that are actively traded are valued based on quoted prices from the exchange on which they are traded most extensively and are categorized as Level 1 of the fair value hierarchy. OTC derivative contracts include forward foreign currency contracts, swap and certain option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of OTC derivative products can be modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of forward foreign currency contracts and interest rate swaps. A substantial majority of OTC derivative products valued by a Fund using pricing models fall into this category and are categorized as Level 2 of the fair value hierarchy.

Any transfers between Level 1 and Level 2 are disclosed, effective as of the beginning of the period, in the following tables with the reasons for the transfers disclosed in a note to the tables, if applicable. Transfer amounts are based on end of period values.

December 31, 2016	William Blair Funds	139

As of December 31, 2016, the hierarchical input levels of securities in each Fund, segregated by security class or other financial instruments, are shown below (in thousands). There were no transfers between Levels as of December 31, 2016.

Investments in securities	Growth	Large Cap Growth	Mid Cap Growth	Mid Cap Value
Level 1—Quoted prices
Common Stocks	$574,761	$120,980	$133,997	$3,007
Level 2—Other significant observable inputs
Short-Term Investments	4,823	1,176	352	—
Level 3—Significant unobservable inputs
None	—	—	—	—
Total investments in securities	$579,584	$122,156	$134,349	$3,007

Investments in securities	Small-Mid Cap Growth	Small-Mid Cap Value	Small Cap Growth	Small Cap Value
Level 1—Quoted prices
Common Stocks	$1,220,539	$3,391	$363,303	$685,343
Exchange-Traded Fund	—	—	9,584	—
Level 2—Other significant observable inputs
Short-Term Investments	50,017	—	16,760	20,650
Level 3—Significant unobservable inputs
None	—	—	—	—
Total investments in securities	$1,270,556	$3,391	$389,647	$705,993

Investments in securities	Global Leaders	International Leaders	International Equity	Institutional International Equity	International Growth
Level 1—Quoted prices
Common Stocks	$175,302	$249,795	$85,253	$16,251	$2,894,451
Preferred Stocks	—	—	—	—	42,475
Level 2—Other significant observable inputs
Affiliated Fund	—	—	—	—	164
Common Stocks	—	—	611	116	—
Short-Term Investments	1,481	2,644	1,380	206	47,300
Level 3—Significant unobservable inputs
Common Stocks	—	—	—	—	—
Total investments in securities	$176,783	$252,439	$87,244	$16,573	$2,984,390

Investments in securities	Institutional International Growth	International Small Cap Growth	Emerging Markets Leaders	Emerging Markets Growth	Emerging Markets Small Cap Growth
Level 1—Quoted prices
Common Stocks	$2,003,704	$508,660	$264,998	$844,131	$263,487
Preferred Stocks	29,337	—	20,804	40,906	4,352
Level 2—Other significant observable inputs
Affiliated Fund	102	—	—	201	—
Common Stocks	—	—	10,376	37,583	17,217
Short-Term Investments	48,624	8,207	9,399	3,898	161
Level 3—Significant unobservable inputs
Common Stocks	—	—	—	—	—
Total investments in securities	$2,081,767	$516,867	$305,577	$926,719	$285,217

140	Annual Report	December 31, 2016

Investments in securities	Bond	Income	Low Duration	Macro Allocation
Assets
Level 1—Quoted Prices
Exchange-Traded Funds	$—	$—	$—	$950,306
Purchased Options	—	—	—	1,503
Level 2—Other significant observable inputs
Asset-Backed Securities	12,306	10,816	67,468	—
Commercial Paper	5,000	—	—	—
Corporate Obligation/Notes	228,339	36,759	91,608	—
Short-Term Investments	4,667	279	—	413,728
U.S. Government and U.S. Government Agency	287,051	61,571	124,037	136,665
Foreign Government	—	—	—	35,980
Level 3—Significant unobservable inputs
None	—	—	—	—
Liabilities
Level 1—Quoted Prices
Written Options	—	—	—	(900)
Level 2—Other significant observable inputs
None	—	—	—	—
Level 3—Significant unobservable inputs
None	—	—	—	—
Total investments in securities	$537,363	$109,425	$283,113	$1,537,282
Other financial instruments
Assets
Level 1—Quoted Prices
Futures Contracts	$—	$—	$—	$11,911
Level 2—Other significant observable inputs
Forward Foreign Currency Contracts	—	—	—	15,274
Futures Contracts	—	—	—	582
Swaps	—	—	—	11,392
Level 3—Significant unobservable inputs
None	—	—	—	—
Liabilities
Level 1—Quoted Prices
Futures Contracts	—	—	—	(7,442)
Level 2—Other significant observable inputs
Forward Foreign Currency Contracts	—	—	—	(8,666)
Futures Contracts	—	—	—	(483)
Swaps	(165)	—	—	(1,256)
U.S. Government Agency	—	—	(15,025)	—
Level 3—Significant unobservable inputs
None	—	—	—	—
Total Other Financial Instruments	$(165)	$—	$(15,025)	$21,312

Level 1 Common Stocks are exchange-traded securities with a quoted price. See Portfolio of Investments for Sector Classification.

The fair value estimates for the Level 3 securities in the International Growth and Institutional International Growth Funds were determined in good faith by the Pricing Committee, pursuant to the Valuation Procedures approved by the Board of Trustees. There were various factors considered in reaching this fair value determination, including, but not limited to, the following: the type of security, the extent of public trading of the security, information obtained from a broker-dealer for the security, analysis of the company’s performance and market trends that influence its performance. Level 3 securities represented 0.00% and 0.00% as a percentage of net assets in the International Growth and Institutional International Growth Funds, respectively. The change in net unrealized gain (loss) related to those securities held at December 31, 2016 is included in the change in net unrealized appreciation (depreciation) of investments on the Statements of Operations.

December 31, 2016	William Blair Funds	141

(4) Transactions with Affiliates

(a) Management and Expense Limitation Agreements

Each Fund has a management agreement with the Adviser for investment management, clerical, bookkeeping and administrative services. Each Fund pays the Adviser an annual fee, payable monthly, based on a specified percentage of its average daily net assets. A summary of the annual rates expressed as a percentage of average daily net assets is as follows:

Domestic Equity Funds
Growth	0.75%
Large Cap Growth	0.70%
Mid Cap Growth	0.95%
Mid Cap Value	0.95%
Small-Mid Cap Growth	1.00%
Small-Mid Cap Value	1.00%
Small Cap Growth	1.10%
Small Cap Value	1.10%

Fixed Income Funds
Bond	0.30%
Income[1]:
First $250 million	0.25%
In excess of $250 million	0.20%
Low Duration	0.30%

Multi-Asset and Alternative Fund
Macro Allocation	0.80%

Global Equity Fund
Global Leaders	1.00%
International Equity Funds
International Leaders	0.95%
International Equity:
First $250 million	1.00%
In excess of $250 million	0.90%
Institutional International Equity:
First $500 million	0.90%
Next $500 million	0.85%
In excess of $1 billion	0.80%
International Growth:
First $250 million	1.10%
Next $2.25 billion	1.00%
Next $2.5 billion	0.975%
Next $5 billion	0.95%
Next $5 billion	0.925%
In excess of $15 billion	0.90%
Institutional International Growth:
First $500 million	1.00%
Next $500 million	0.95%
Next $1.5 billion	0.90%
Next $2.5 billion	0.875%
Next $5 billion	0.85%
Next $5 billion	0.825%
In excess of $15 billion	0.80%
International Small Cap Growth	1.00%
Emerging Markets Leaders	1.10%
Emerging Markets Growth	1.10%
Emerging Markets Small Cap Growth	1.10%

1 Management fee also includes a charge of 5% of gross income.

142	Annual Report	December 31, 2016

Some of the Funds have also entered into an Amended and Restated Expense Limitation Agreement with the Adviser. Under the terms of the agreement, the Adviser will waive its management fee and/or reimburse a Fund for expenses in excess of the agreed upon rate. The amount the Adviser owes a Fund as of the reporting date is recorded as Receivable from Adviser on the Statements of Assets and Liabilities. The Adviser reimburses the Funds on a monthly basis. Under the terms of the agreement, the Adviser has agreed to waive its management fees and/or absorb other operating expenses through April 30, 2017, if total expenses for each class of the following Funds exceed the following rates (as a percentage of average daily net assets):

	Class N		Class I		Institutional Class
	Effective May 1, 2016 through April 30,	Effective May 1, 2015 through April 30,	Effective May 1, 2016 through April 30,	Effective May 1, 2015 through April 30,	Effective May 1, 2016 through April 30,	Effective May 1, 2015 through April 30,
Fund	2017	2016	2017	2016	2017	2016
Growth	N/A	N/A	N/A	N/A	N/A	N/A
Large Cap Growth	1.05%	1.05%	0.80%	0.80%	N/A	N/A
Mid Cap Growth	1.30%	1.30%	1.05%	1.05%	N/A	N/A
Mid Cap Value	1.30%	1.30%	1.05%	1.05%	N/A	N/A
Small-Mid Cap Growth	1.35%	1.35%	1.10%	1.10%	N/A	N/A
Small-Mid Cap Value	1.35%	1.35%	1.10%	1.10%	N/A	N/A
Small Cap Growth	1.50%	1.50%	1.25%	1.25%	N/A	N/A
Small Cap Value	1.50%	1.50%	1.25%	1.25%	N/A	N/A
Global Leaders	1.40%	1.40%	1.15%	1.15%	1.00%	1.00%
International Leaders	1.35%	1.35%	1.10%	1.10%	0.95%	0.95%
International Equity	1.30%	1.30%	1.05%	1.05%	N/A	N/A
Institutional International Equity	N/A	N/A	N/A	N/A	1.00%	1.00%
International Growth	1.45%	1.45%	1.20%	1.20%	N/A	N/A
Institutional International Growth	N/A	N/A	N/A	N/A	N/A	N/A
International Small Cap Growth	1.65%	1.65%	1.40%	1.40%	1.25%	1.25%
Emerging Markets Leaders	1.65%	1.65%	1.40%	1.40%	1.25%	1.25%
Emerging Markets Growth	1.70%	1.70%	1.45%	1.45%	1.30%	1.30%
Emerging Markets Small Cap Growth	1.65%	1.65%	1.40%	1.40%	1.25%	1.25%
Bond	0.65%	0.65%	0.50%	0.50%	0.35%	0.35%
Income	0.85%	0.85%	0.70%	0.70%	N/A	N/A
Low Duration	0.70%	0.70%	0.55%	0.55%	0.40%	0.40%
Macro Allocation	1.35%	1.35%(a)	1.10%	1.10%(a)	0.95%	0.95%(a)

(a) Effective March 1, 2015 through April 30, 2016.

December 31, 2016	William Blair Funds	143

For the year ended December 31, 2016, the fee waivers and/or reimbursements received by each Fund (including the expense limitation described above and the shareholder administration fee waiver described below) were as follows (in thousands):

	Fund	Class N	Class I
	Level	Specific	Specific	Total
Fund	Waiver	Waiver	Waiver	Waiver
Large Cap Growth	$40	$15	$49	$104
Mid Cap Growth	50	24	143	217
Mid Cap Value	96	1	—	97
Small-Mid Cap Growth	—	167	650	817
Small-Mid Cap Value	110	—	2	112
Small Cap Growth	—	59	58	117
Small Cap Value	—	9	201	210
Global Leaders	194	9	68	271
International Leaders	213	1	32	246
International Equity	134	3	59	196
Institutional International Equity	122	—	—	122
International Small Cap Growth	—	16	499	515
Emerging Markets Leaders	196	3	43	242
Emerging Markets Growth	—	14	155	169
Emerging Markets Small Cap Growth	178	16	241	435
Bond	114	216	444	774
Low Duration	—	11	215	226
Macro Allocation	—	153	1,603	1,756

(b) Underwriting, Distribution Services, and Shareholder Administration Agreements

Pursuant to separate Underwriting and Distribution Agreements, WBC is the principal underwriter and distributor for the continuous offering of shares of the Trust and acts as agent of the Trust in the sale of its shares. The Underwriting Agreement provides that the Distributor will use its best efforts to distribute the Trust’s shares. The Distributor is not compensated under the Underwriting Agreement.

Each Fund, except the Institutional International Equity Fund and Institutional International Growth Fund, has a Distribution Agreement with WBC for distribution services to the Funds’ Class N shares. Each Fund pays WBC an annual fee, payable monthly, based on a specified percentage of its average daily net assets of Class N shares. The annual rate expressed as a percentage of average daily net assets for Class N is 0.25% for all Funds except the Bond, Income and Low Duration Funds, which is 0.15%. Pursuant to the Distribution Agreement, WBC enters into related selling group agreements with various firms at various rates for sales of the Funds’ Class N shares.

The Global Leaders, International Leaders, International Small Cap Growth, Emerging Markets Leaders, Emerging Markets Growth, Emerging Markets Small Cap Growth, Bond, Low Duration and Macro Allocation Funds have a Shareholder Administration Agreement with WBC to provide shareholder administration services to Class N and Class I shares. Class N and Class I shares of the Funds have agreed to pay an annual fee, payable monthly, of 0.15% of average daily net assets attributable to each class, respectively. Beginning in 2013, the SEC conducted a limited scope examination of a number of mutual fund sponsors, including WBC, regarding distribution and servicing of mutual fund shares through intermediaries. In November 2014, the SEC informed WBC that it had opened a non-public investigation with respect to shareholder administration fees paid by the applicable Funds. The investigation does not involve the investment management operations of the Funds. In December 2015, the SEC staff sent WBC a notification that staff intended to recommend an enforcement action against WBC to the SEC Commissioners (Wells Notice), and WBC has submitted a response. At this time, it is unclear whether or not the Commission will allow the matter to enter enforcement proceedings. While WBC believes that any possible claims made by the staff would be without merit, WBC cannot predict the outcome of any enforcement proceeding the SEC may choose to bring. The shareholder administration fee for each Fund is currently being waived by WBC. This waiver will not be removed without approval of the Board of Trustees.

144	Annual Report	December 31, 2016

For the year ended December 31, 2016, the following shareholder administration fees were incurred and waived (in thousands):

					Net Total
					Shareholder
				Total	Administration
Fund	Class N	Class I	Total	Waived	Fee
Global Leaders	$9	$68	$77	$77	$—
International Leaders	1	32	33	33	—
International Small Cap Growth	16	499	515	515	—
Emerging Markets Leaders	3	43	46	46	—
Emerging Markets Growth	14	155	169	169	—
Emerging Markets Small Cap Growth	16	241	257	257	—
Bond	216	444	660	660	—
Low Duration	11	215	226	226	—
Macro Allocation	153	1,603	1,756	1,756	—

(5) Investment Transactions

Investment transactions, excluding U.S. government securities and securities whose maturities or expiration dates at the time of purchase were one year or less, for the year ended December 31, 2016, were as follows (in thousands):

Fund	Purchases	Sales
Growth	$557,776	$812,472
Large Cap Growth	87,663	37,643
Mid Cap Growth	94,492	158,927
Mid Cap Value	1,931	2,026
Small-Mid Cap Growth	785,196	816,618
Small-Mid Cap Value	1,760	3,062
Small Cap Growth	320,460	375,877
Small Cap Value	200,302	251,227
Global Leaders	131,245	140,730
International Leaders	244,985	108,562
International Equity	71,719	47,856
Institutional International Equity	12,523	11,777
International Growth	3,252,812	3,738,214
Institutional International Growth	2,162,997	2,298,437
International Small Cap Growth	396,051	411,940
Emerging Markets Leaders	462,171	289,104
Emerging Markets Growth	1,079,352	1,030,658
Emerging Markets Small Cap Growth	476,127	465,799
Bond	194,683	87,484
Income	52,059	20,711
Low Duration	330,004	148,009
Macro Allocation	509,300	733,254

Investment transactions in U.S. government securities whose maturities at the time of purchase were more than one year for the year ended December 31, 2016, were as follows (in thousands):

Fund	Purchases	Sales
Bond	$6,401	$144
Income	1,203	—
Low Duration	—	—

December 31, 2016	William Blair Funds	145

Transactions in written call and put options for Macro Allocation Fund for the year ended December 31, 2016 were as follows:

	# of Contracts	Premium (in thousands)
Balance at December 31, 2015	4,746	$652
Sales	72,700	17,143
Closing Buys	(30,860)	(8,865)
Assigned	(11)	(1)
Expirations	(46,195)	(8,416)
Balance at December 31, 2016	380	$513

(6) Financial Derivative Instruments

Each Fund may use derivative instruments to maintain liquidity, to provide hedging, or in anticipation of changes in the composition of its portfolio holdings or as otherwise provided in each Fund’s prospectus. Macro Allocation Fund may also use derivative instruments to obtain investment exposures. The derivative instruments held as of December 31, 2016, as disclosed in each Fund’s Portfolios of Investments, are representative of each Fund’s derivative instrument trading activity during the year ended December 31, 2016.

Derivative transactions carry counterparty risk as they are based on contracts between a Fund and the applicable counterparty. For exchange-traded or cleared derivative contracts, such counterparty risk is limited due to the role of the exchange or clearinghouse. OTC derivative contracts, however, are exposed to counterparty risk in the amount of unrealized gains, net of collateral held, for the duration of the contract.

Macro Allocation Fund is subject to certain netting arrangements through International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDAs”). The ISDAs maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. The ISDAs cover certain OTC derivative securities entered into by Macro Allocation Fund with various counterparties and allow Macro Allocation Fund to close out and net its total exposure to a counterparty in the event of a default.

Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price at a designated date, time and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, a Fund will continue to be required to maintain the margin deposits on the futures contract.

Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other liquid assets equal to a certain percentage of the contract amount (“initial margin deposit”). Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by a Fund and a cash payment is either made to or received from the broker. Futures held through swaps are marked to market daily, however, a Fund does not make or receive cash payments to/from the broker. Gains or losses are recognized but not considered realized until the contracts expire or are closed and are included in the Statement of Operations.

Options

The purchase or sale of an option by a Fund involves the payment or receipt of a premium by the investor and the corresponding right or obligation, as the case may be, either to purchase or sell the underlying security, commodity, or other instrument for a specific price at a certain time or during a certain period. Purchasing options involves the risk that the underlying instrument will not change price in the manner expected, so the investor loses its premium. Writing options involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying security rather than only the amount of the premium paid (which could result in a potentially unlimited loss). OTC options also involve counterparty credit risk. Purchased options are shown as an asset on the Statement of Assets and Liabilities and are included in Investments in securities. Premiums received for written options are shown as a liability on the Statement of Assets and Liabilities. Realized gains and losses on the sale, expiration or assignment of an option are disclosed on the Statement of Operations.

146	Annual Report	December 31, 2016

Forward Foreign Currency Contracts

The Global Equity, International Equity and Multi-Asset and Alternative Funds may enter into forward foreign currency contracts. When entering into a forward foreign currency contract, a Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. A Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments may involve market risk, credit risk, or both kinds of risks in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from the price movements in currencies.

Swap Contracts

Swap agreements may include total return, interest rate, securities index, commodity, security, currency exchange rate, credit default index, volatility and variance swaps. Swap agreements typically are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. Cleared swaps are transacted through futures commission merchants that are members of central clearing houses with the clearing house serving as a central counterparty similar to transactions in futures contracts. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount” (i.e., the change in the value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index). Swap agreements are subject to the risk that the counterparty to the swap will default on its obligation to pay a Fund and the risk that a Fund will not be able to meet its obligations to pay the counterparty to the swap. Swap agreements may also involve fees, commissions or other costs that may reduce a Fund’s gains from a swap agreement or may cause a Fund to lose money. To the extent permitted by its investment policies and restrictions, a Fund may invest in the following types of swaps:

Credit Default Swaps—A Fund may invest in credit default swaps as a means of “buying” credit protection (i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of a Fund’s holdings) or “selling” credit protection (i.e., attempting to gain exposure to an underlying issuer’s credit quality characteristics without directly investing in that issuer). A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event (e.g., a ratings downgrade or default) on an underlying reference obligation, which may be a single debt instrument or baskets or indices of securities. A Fund may be a buyer or seller of a credit default swap. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. A Fund adds leverage to its portfolio because the Fund is subject to investment exposure on the notional amount of the swap. The maximum potential amount of future payments that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities. For credit default swap contracts on credit indices, the quoted market prices and resulting values serve as an indicator of the payment performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent deterioration of the referenced entities’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap.

Interest Rate Swap—A Fund may invest in interest rate swaps to gain or mitigate exposure to changes in interest rates. Interest rate swap agreements involve a commitment between parties to pay either a fixed interest rate or a floating interest rate based on a notional amount of principal. The parties make payments at predetermined intervals throughout the life of the swap. As a payer, a Fund would make the fixed payment and receive the floating payment. As a receiver, a Fund would make the floating payment and receive the fixed payment.

Total Return Swap—A Fund may invest in total return swaps to gain or mitigate exposure to an underlying security, or securities. Total return swap agreements may involve commitments to pay interest in exchange for the return on the underlying security, or securities. At maturity, a net cash flow is exchanged between the parties based on the total return of the underlying security, or securities, less a financing rate. As a receiver, a Fund would receive a payment for a positive return and would make a payment for a negative return. As a payer, a Fund would make a payment for a positive return and would receive a payment for a negative return.

December 31, 2016	William Blair Funds	147

Variance Swap—A Fund may invest in variance swaps in order to gain or mitigate its exposure to an underlying reference entity such as a broad based index. A variance swap is an agreement between two parties to exchange cash flows based on the measured variance of a reference entity. The payer agrees to exchange the fixed rate, or the variance strike price of the reference entity, to the receiver for the floating rate, or realized variance price of the reference entity. At the time the trade is originated, the agreed upon variance strike price is generally set so that the fair value of the swap is near zero. At maturity, a net cash flow is exchanged between the parties based on the difference between the final realized variance price of the swap and the variance strike price multiplied by the notional, or vega amount. As a receiver of the floating rate, a Fund would receive a payment if the final realized variance price is greater than the variance strike price and would make a payment if the final realized variance price is less than the variance strike price. As a payer of the floating rate, a Fund would receive a payment if the final realized variance price is less than the variance strike price and would make a payment if the final realized variance price is greater than the variance strike price.

The following table presents the value of financial derivative instruments, by primary risk exposure, as of December 31, 2016 and their respective location on the Statements of Assets and Liabilities (in thousands):

	Assets		Liabilities
Primary Risk Exposure	Statements of Assets and Liabilities	Value	Statements of Assets and Liabilities	Value
Bond
Credit	Receivable for variation margin on centrally cleared swaps	$ —	Payable for variation margin on centrally cleared swaps	$ 165
Macro Allocation
Credit	Receivable for variation margin on centrally cleared swaps	160	Payable for variation margin on centrally cleared swaps	58
Currency	Unrealized appreciation on forward currency contracts	15,274	Unrealized depreciation on forward currency contracts	8,666
Equity	Investments in securities, at value	1,503	Options written, at value	900
Equity	Receivable for variation margin on futures	11,322	Payable for variation margin on futures	7,057
Equity	Unrealized appreciation on swap contract	9,522	Unrealized depreciation on swap contract	1,198
Interest rate	Receivable for variation margin on futures	1,171	Payable for variation margin on futures	868
Interest rate	Receivable for variation margin on centrally cleared swaps	1,710	Payable for variation margin on centrally cleared swaps	—

The table above includes cumulative appreciation/(depreciation) of exchange-traded and centrally cleared derivative contracts as reported in the Portfolio of Investments. Only variation margin receivable/payable on exchange-traded and centrally cleared derivative contracts is reported within the Statements of Assets and Liabilities.

148	Annual Report	December 31, 2016

The following table indicates the effect of derivatives, by primary risk exposure, on the Statements of Operations for the year ended December 31, 2016 (in thousands):

	Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Statements of Operations	Value	Statements of Operations	Value
Bond
Interest rate	Options	$(95)	Options	$93
Credit	Swaps	(247)	Swaps	(128)
Income
Interest rate	Options	(47)	Options	46
Low Duration
Interest rate	Options	(95)	Options	93
Macro Allocation
Credit	Swaps	1,483	Swaps	(56)
Currency	Forward foreign currency contracts	29,084	Forward foreign currency contracts	4,875
Currency	Options	1,233	Options	1,355
Equity	Futures contracts	(63,053)	Futures contracts	1,168
Equity	Options	(22,830)	Options	5,166
Equity	Swaps	(24,682)	Swaps	11,470
Interest rate	Futures contracts	(8,470)	Futures contracts	772
Interest rate	Options	1,146	Options	796
Interest rate	Swaps	(4,018)	Swaps	2,506

The following table indicates gross OTC derivative asset exposure, by investment type, included in the Statements of Assets and Liabilities at December 31, 2016 (in thousands):

			Net Amounts of	Gross Amounts Not Offset
		Gross Amounts	Assets	in the Statements
	Gross	Offset in the	Presented in the	of Assets and Liabilities
	Amounts of	Statements of	Statements of		Cash
	Recognized	Assets and	Assets and	Financial	Collateral	Net
Description	Assets	Liabilities	Liabilities	Instruments	Received	Amount
Macro Allocation
Citibank N.A.
Forward foreign currency contracts	$15,274	$(8,666)	$6,608	$—	$—	$6,608
Swaps	6,467	(257)	6,210	—	—	6,210
Credit Suisse
Swaps	1,975	—	1,975	—	—	1,975
Goldman Sachs
Swaps	1,080	(941)	139	—	—	139

The following table indicates gross OTC derivative liability exposure, by investment type, included in the Statements of Assets and Liabilities at December 31, 2016 (in thousands):

			Net Amounts of	Gross Amounts Not Offset
		Gross Amounts	Liabilities	in the Statements
	Gross	Offset in the	Presented in the	of Assets and Liabilities
	Amounts of	Statements of	Statements of		Cash	Net Amount
	Recognized	Assets and	Assets and	Financial	Collateral	(not less
Description	Liabilities	Liabilities	Liabilities	Instruments	Pledged	than zero)
Macro Allocation
Citibank N.A.
Forward foreign currency contracts	$8,666	$(8,666)	$—	$—	$—	$—
Swaps	257	(257)	—	—	—	—
Credit Suisse
Swaps	—	—	—	—	—	—
Goldman Sachs
Swaps	941	(941)	—	—	—	—

December 31, 2016	William Blair Funds	149

(7) Fund Share Transactions

The following tables summarize the activity in capital shares of each Fund for the year ended December 31, 2016 (in thousands):

	Class N
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$9,467	$ 5,146	$ 94,833	$(80,220)	788	443	7,679	(6,448)
Large Cap Growth	4,864	106	3,803	1,167	491	10	374	127
Mid Cap Growth	4,539	895	13,379	(7,945)	406	83	1,195	(706)
Mid Cap Value	646	32	1,115	(437)	63	3	101	(35)
Small-Mid Cap Growth	113,600	5,308	126,533	(7,625)	6,197	274	6,683	(213)
Small-Mid Cap Value	125	11	809	(673)	9	1	60	(50)
Small Cap Growth	12,086	6,495	25,495	(6,914)	508	256	1,107	(344)
Small Cap Value	7,503	1,379	14,985	(6,103)	420	68	834	(346)
Global Leaders	1,161	25	1,045	141	102	2	91	13
International Leaders	2,880	23	296	2,607	219	2	23	198
International Equity	610	28	652	(14)	44	2	48	(2)
International Growth	123,169	10,806	379,107	(245,132)	5,287	456	16,222	(10,479)
International Small Cap Growth	1,426	6	1,941	(509)	111	—	147	(35)
Emerging Markets Leaders	4,956	—	4,133	823	628	—	519	109
Emerging Markets Growth	858	16	1,801	(927)	74	1	165	(91)
Emerging Markets Small Cap Growth	1,900	209	3,416	(1,307)	131	15	233	(88)
Bond	47,846	5,196	67,665	(14,623)	4,541	491	6,406	(1,373)
Income	26,745	1,042	7,630	20,157	2,982	116	853	2,244
Low Duration	10,021	138	5,546	4,613	1,094	15	607	502
Macro Allocation	17,989	1,159	108,539	(89,391)	1,604	102	9,603	(7,898)

	Class I
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$66,424	$39,081	$244,314	$(138,809)	5,099	3,099	18,262	(10,064)
Large Cap Growth	70,565	1,028	21,630	49,963	6,693	94	2,041	4,746
Mid Cap Growth	16,108	6,216	70,745	(48,421)	1,384	547	6,111	(4,180)
Mid Cap Value	448	245	104	589	42	24	10	56
Small-Mid Cap Growth	420,054	27,743	419,796	28,001	21,989	1,375	21,830	1,535
Small-Mid Cap Value	515	153	1,155	(487)	37	11	85	(37)
Small Cap Growth	39,550	13,976	73,676	(20,150)	1,629	509	3,002	(863)
Small Cap Value	125,892	27,400	165,322	(12,030)	6,790	1,319	9,363	(1,254)
Global Leaders	5,749	326	6,299	(224)	532	28	578	(17)
International Leaders	31,408	263	13,815	17,856	2,394	21	1,064	1,352
International Equity	25,097	752	1,912	23,937	1,839	55	138	1,756
International Growth	314,813	37,332	650,196	(298,051)	12,910	1,540	26,315	(11,865)
International Small Cap Growth	49,281	957	71,025	(20,787)	3,795	75	5,375	(1,505)
Emerging Markets Leaders	8,555	37	11,170	(2,578)	1,075	5	1,466	(386)
Emerging Markets Growth	21,878	337	57,207	(34,992)	1,950	30	5,441	(3,461)
Emerging Markets Small Cap Growth	43,213	3,892	47,652	(547)	2,935	284	3,380	(160)
Bond	138,784	9,626	64,741	83,669	13,339	918	6,186	8,070
Income	10,568	1,718	16,655	(4,369)	1,187	193	1,872	(491)
Low Duration	165,703	2,839	54,154	114,388	18,168	311	5,941	12,539
Macro Allocation	361,647	19,375	599,216	(218,194)	31,812	1,704	52,704	(19,188)

150	Annual Report	December 31, 2016

	Institutional Class
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Global Leaders	$25,666	$893	$38,608	$(12,049)	2,298	76	3,467	(1,094)
International Leaders	124,198	1,497	8,121	117,574	9,710	117	612	9,214
Institutional International Equity	967	336	383	920	79	29	31	77
Institutional International Growth	237,672	22,693	412,093	(151,728)	16,189	1,572	28,755	(10,994)
International Small Cap Growth	12,637	864	25,062	(11,561)	964	67	1,860	(830)
Emerging Markets Leaders	228,531	512	46,393	182,650	28,514	65	5,946	22,633
Emerging Markets Growth	352,867	3,701	272,272	84,296	30,987	332	23,869	7,451
Emerging Markets Small Cap Growth	16,666	2,913	7,180	12,399	1,128	212	488	852
Bond	10,764	3,795	24,354	(9,795)	1,038	363	2,306	(905)
Low Duration	45,205	651	14,239	31,617	4,958	71	1,559	3,469
Macro Allocation	220,921	13,540	79,417	155,044	19,441	1,190	6,963	13,669

	Net Change in Net Assets Relating to Fund Share Activity
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$75,891	$44,227	$339,147	$(219,029)	5,887	3,542	25,941	(16,512)
Large Cap Growth	75,429	1,134	25,433	51,130	7,184	104	2,415	4,873
Mid Cap Growth	20,647	7,111	84,124	(56,366)	1,790	630	7,306	(4,886)
Mid Cap Value	1,094	277	1,219	152	105	27	111	21
Small-Mid Cap Growth	533,654	33,051	546,329	20,376	28,186	1,649	28,513	1,322
Small-Mid Cap Value	640	164	1,964	(1,160)	46	12	145	(87)
Small Cap Growth	51,636	20,471	99,171	(27,064)	2,137	765	4,109	(1,207)
Small Cap Value	133,395	28,779	180,307	(18,133)	7,210	1,387	10,197	(1,600)
Global Leaders	32,576	1,244	45,952	(12,132)	2,932	106	4,136	(1,098)
International Leaders	158,486	1,783	22,232	138,037	12,323	140	1,699	10,764
International Equity	25,707	780	2,564	23,923	1,883	54	183	1,754
Institutional International Equity	967	336	383	920	79	29	31	77
International Growth	437,982	48,138	1,029,303	(543,183)	18,197	1,996	42,537	(22,344)
Institutional International Growth	237,672	22,693	412,093	(151,728)	16,189	1,572	28,755	(10,994)
International Small Cap Growth	63,344	1,827	98,028	(32,857)	4,870	142	7,382	(2,370)
Emerging Markets Leaders	242,042	549	61,696	180,895	30,217	70	7,931	22,356
Emerging Markets Growth	375,603	4,054	331,280	48,377	33,011	363	29,475	3,899
Emerging Markets Small Cap Growth	61,779	7,014	58,248	10,545	4,194	511	4,101	604
Bond	197,394	18,617	156,760	59,251	18,918	1,772	14,898	5,792
Income	37,313	2,760	24,285	15,788	4,169	309	2,725	1,753
Low Duration	220,929	3,628	73,939	150,618	24,220	397	8,107	16,510
Macro Allocation	600,557	34,074	787,172	(152,541)	52,857	2,996	69,270	(13,417)

December 31, 2016	William Blair Funds	151

The following tables summarize the activity in capital shares of each Fund for the year ended December 31, 2015 (in thousands):

	Class N
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$20,920	$18,415	$155,588	$(116,253)	1,510	1,477	11,153	(8,166)
Large Cap Growth	3,479	966	2,462	1,983	315	96	226	185
Mid Cap Growth	5,086	4,873	16,859	(6,900)	358	436	1,203	(409)
Mid Cap Value	632	151	127	656	50	15	10	55
Small-Mid Cap Growth	113,394	8,500	28,874	93,020	5,722	460	1,469	4,713
Small-Mid Cap Value	72	7	100	(21)	5	1	7	(1)
Small Cap Growth	11,167	9,324	41,312	(20,821)	440	416	1,662	(806)
Small Cap Value	5,971	107	10,763	(4,685)	344	6	616	(266)
Global Leaders	766	246	275	737	61	21	22	60
International Leaders	226	2	8	220	18	—	1	17
International Equity	279	26	830	(525)	19	2	57	(36)
International Growth	359,131	9,388	312,397	56,122	14,223	378	12,310	2,291
International Small Cap Growth	2,310	205	5,668	(3,153)	176	15	439	(248)
Emerging Markets Leaders	6,520	2	6,488	34	751	—	746	5
Emerging Markets Growth	2,105	97	3,386	(1,184)	164	9	289	(116)
Emerging Markets Small Cap Growth	5,302	473	3,847	1,928	319	32	240	111
Bond	137,843	1,819	14,345	125,317	13,112	173	1,372	11,913
Income	13,105	972	14,256	(179)	1,439	107	1,574	(28)
Low Duration	1,525	49	3,744	(2,170)	164	5	403	(234)
Macro Allocation	180,974	898	162,486	19,386	14,474	79	13,669	884

	Class I
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$101,867	$77,422	$125,622	$53,667	6,840	5,761	8,641	3,960
Large Cap Growth	13,673	4,410	8,280	9,803	1,213	418	736	895
Mid Cap Growth	28,076	34,703	159,407	(96,628)	1,907	2,974	10,676	(5,795)
Mid Cap Value	29	422	1,620	(1,169)	2	43	124	(79)
Small-Mid Cap Growth	314,765	48,836	122,703	240,898	15,422	2,545	6,027	11,940
Small-Mid Cap Value	363	129	402	90	27	10	30	7
Small Cap Growth	82,937	19,650	175,942	(73,355)	3,105	816	6,445	(2,524)
Small Cap Value	168,226	2,938	103,403	67,761	9,544	173	5,798	3,919
Global Leaders	11,928	2,130	19,402	(5,344)	963	185	1,586	(438)
International Leaders	4,408	96	1,095	3,409	340	7	83	264
International Equity	5,376	680	10,778	(4,722)	365	49	730	(316)
International Growth	477,894	27,497	523,541	(18,150)	17,911	1,082	19,687	(694)
International Small Cap Growth	62,196	6,895	116,983	(47,892)	4,698	511	8,807	(3,598)
Emerging Markets Leaders	15,832	113	5,667	10,278	1,800	15	709	1,106
Emerging Markets Growth	46,581	1,207	55,599	(7,811)	3,709	109	4,716	(898)
Emerging Markets Small Cap Growth	107,086	4,486	51,918	59,654	6,516	302	3,162	3,656
Bond	136,906	4,457	45,989	95,374	13,136	426	4,406	9,156
Income	10,900	1,714	13,153	(539)	1,216	191	1,466	(59)
Low Duration	41,356	1,978	38,076	5,258	4,452	213	4,113	552
Macro Allocation	1,054,314	8,797	456,003	607,108	85,643	772	38,103	48,312

152	Annual Report	December 31, 2016

	Institutional Class
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Global Leaders	$29,091	$6,610	$1,181	$34,520	2,398	574	95	2,877
International Leaders	19,418	675	(1)	20,094	1,480	53	—	1,533
Institutional International Equity	2,425	156	1,154	1,427	187	13	91	109
Institutional International Growth	297,180	28,849	305,026	21,003	18,912	1,922	19,237	1,597
International Small Cap Growth	13,840	4,777	61,465	(42,848)	1,040	352	4,482	(3,090)
Emerging Markets Leaders	58,828	434	28,442	30,820	6,983	56	3,358	3,681
Emerging Markets Growth	266,522	7,305	221,791	52,036	22,032	656	17,376	5,312
Emerging Markets Small Cap Growth	10,974	4,600	2,911	12,663	660	309	186	783
Bond	25,382	3,259	18,526	10,115	2,443	311	1,756	998
Low Duration	4,653	1,069	50,966	(45,244)	497	115	5,489	(4,877)
Macro Allocation	324,009	4,325	27,615	300,719	26,463	379	2,365	24,477

	Net Change in Net Assets Relating to Fund Share Activity
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$122,787	$95,837	$281,210	$(62,586)	8,350	7,238	19,794	(4,206)
Large Cap Growth	17,152	5,376	10,742	11,786	1,528	514	962	1,080
Mid Cap Growth	33,162	39,576	176,266	(103,528)	2,265	3,410	11,879	(6,204)
Mid Cap Value	661	573	1,747	(513)	52	58	134	(24)
Small-Mid Cap Growth	428,159	57,336	151,577	333,918	21,144	3,005	7,496	16,653
Small-Mid Cap Value	435	136	502	69	32	11	37	6
Small Cap Growth	94,104	28,974	217,254	(94,176)	3,545	1,232	8,107	(3,330)
Small Cap Value	174,197	3,045	114,166	63,076	9,888	179	6,414	3,653
Global Leaders	41,785	8,986	20,858	29,913	3,422	780	1,703	2,499
International Leaders	24,052	773	1,102	23,723	1,838	60	84	1,814
International Equity	5,655	706	11,608	(5,247)	384	51	787	(352)
Institutional International Equity	2,425	156	1,154	1,427	187	13	91	109
International Growth	837,025	36,885	835,938	37,972	32,134	1,460	31,997	1,597
Institutional International Growth	297,180	28,849	305,026	21,003	18,912	1,922	19,237	1,597
International Small Cap Growth	78,346	11,877	184,116	(93,893)	5,914	878	13,728	(6,936)
Emerging Markets Leaders	81,180	549	40,597	41,132	9,534	71	4,813	4,792
Emerging Markets Growth	315,208	8,609	280,776	43,041	25,905	774	22,381	4,298
Emerging Markets Small Cap Growth	123,362	9,559	58,676	74,245	7,495	643	3,588	4,550
Bond	300,131	9,535	78,860	230,806	28,691	910	7,534	22,067
Income	24,005	2,686	27,409	(718)	2,655	298	3,040	(87)
Low Duration	47,534	3,096	92,786	(42,156)	5,113	333	10,005	(4,559)
Macro Allocation	1,559,297	14,020	646,104	927,213	126,580	1,230	54,137	73,673

December 31, 2016	William Blair Funds	153

Financial Highlights

Growth Fund

	Class N
	Years Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$12.52	$13.55	$14.79	$12.05	$10.73
Income (loss) from investment operations:
Net investment income (loss)	(0.02)	(0.04)	(0.07)	(0.07)	(0.01)
Net realized and unrealized gain (loss) on investments	(0.08)	0.75	1.03	4.25	1.69
Total from investment operations	(0.10)	0.71	0.96	4.18	1.68
Less distributions from:
Net investment income	—	—	—	—	0.00 ^
Net realized gain	1.01	1.74	2.20	1.44	0.36
Total distributions	1.01	1.74	2.20	1.44	0.36
Net asset value, end of year	$11.41	$12.52	$13.55	$14.79	$12.05
Total return (%)	(0.98)	5.31	6.59	35.00	15.67
Ratios to average daily net assets (%):
Expenses	1.21	1.19	1.18	1.19	1.20
Net investment income (loss)	(0.15)	(0.29)	(0.50)	(0.51)	(0.06)
Class N net assets at end of year (in thousands)	$62,936	$149,754	$272,765	$291,326	$248,121
Portfolio turnover rate (%)	79	78	100	52	73

	Class I
	Years Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$13.50	$14.43	$15.56	$12.58	$11.18
Income (loss) from investment operations:
Net investment income (loss)	0.03	0.01	(0.03)	(0.03)	0.04
Net realized and unrealized gain (loss) on investments	(0.10)	0.80	1.10	4.45	1.75
Total from investment operations	(0.07)	0.81	1.07	4.42	1.79
Less distributions from:
Net investment income	0.03	—	—	0.00 ^	0.03
Net realized gain	1.01	1.74	2.20	1.44	0.36
Total distributions	1.04	1.74	2.20	1.44	0.39
Net asset value, end of year	$12.39	$13.50	$14.43	$15.56	$12.58
Total return (%)	(0.69)	5.69	6.96	35.43	16.03
Ratios to average daily net assets (%):
Expenses	0.90	0.89	0.86	0.85	0.89
Net investment income (loss)	0.20	0.06	(0.20)	(0.17)	0.30
Class I net assets at end of year (in thousands)	$514,870	$696,744	$688,038	$623,225	$468,124
Portfolio turnover rate (%)	79	78	100	52	73

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

See accompanying Notes to Financial Statements.

154	Annual Report	December 31, 2016

Financial Highlights

Large Cap Growth Fund

	Class N
	Years Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$10.15	$10.46	$10.03	$8.14	$6.88
Income (loss) from investment operations:
Net investment income (loss)	0.02	(0.02)	(0.02)	(0.03)	(0.02)
Net realized and unrealized gain (loss) on investments	0.18	0.75	1.46	2.70	1.28
Total from investment operations	0.20	0.73	1.44	2.67	1.26
Less distributions from:
Net investment income	0.01	—	—	—	—
Net realized gain	0.08	1.04	1.01	0.78	—
Total distributions	0.09	1.04	1.01	0.78	—
Net asset value, end of year	$10.26	$10.15	$10.46	$10.03	$8.14
Total return (%)	1.97	7.04	14.29	33.00	18.31
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.05	1.07	1.13	1.20	1.20
Expenses, before waivers and reimbursements	1.23	1.28	1.31	1.46	1.57
Net investment income (loss), net of waivers and reimbursements	0.17	(0.22)	(0.23)	(0.36)	(0.21)
Net investment income (loss), before waivers and reimbursements	(0.01)	(0.43)	(0.41)	(0.62)	(0.58)
Class N net assets at end of year (in thousands)	$11,860	$10,443	$8,831	$6,678	$4,238
Portfolio turnover rate (%)	44	38	50	48	50

	Class I
	Years Ended December 31,
	2016	2015		2014		2013	2012
Net asset value, beginning of year	$10.58	$10.84		$10.33		$8.35	$7.03
Income (loss) from investment operations:
Net investment income (loss)	0.04	(0.00	)^	0.00	^	(0.01)	0.00	^
Net realized and unrealized gain (loss) on investments	0.19	0.78		1.52		2.77	1.32
Total from investment operations	0.23	0.78		1.52		2.76	1.32
Less distributions from:
Net investment income	0.03	—		—		—	—
Net realized gain	0.08	1.04		1.01		0.78	—
Total distributions	0.11	1.04		1.01		0.78	—
Net asset value, end of year	$10.70	$10.58		$10.84		$10.33	$8.35
Total return (%)	2.22	7.26		14.65		33.24	18.78
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	0.80	0.82		0.88		0.95	0.95
Expenses, before waivers and reimbursements	0.91	0.95		1.00		1.11	1.23
Net investment income (loss), net of waivers and reimbursements	0.41	0.03		0.02		(0.11)	0.03
Net investment income (loss), before waivers and reimbursements	0.30	(0.10)		(0.10)		(0.27)	(0.25)
Class I net assets at end of year (in thousands)	$110,475	$59,038		$50,778		$40,513	$24,175
Portfolio turnover rate (%)	44	38		50		48	50

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2016	William Blair Funds	155

Financial Highlights

Mid Cap Growth Fund

	Class N
	Years Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$11.28	$14.20	$15.21	$12.65	$11.66
Income (loss) from investment operations:
Net investment income (loss)	(0.06)	(0.09)	(0.12)	(0.13)	(0.02)
Net realized and unrealized gain (loss) on investments	0.09	0.04	1.26	3.74	1.29
Total from investment operations	0.03	(0.05)	1.14	3.61	1.27
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	0.62	2.87	2.15	1.05	0.28
Total distributions	0.62	2.87	2.15	1.05	0.28
Net asset value, end of year	$10.69	$11.28	$14.20	$15.21	$12.65
Total return (%)	0.23	(0.20)	7.53	28.77	10.90
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.30	1.32	1.35	1.35	1.35
Expenses, before waivers and reimbursements	1.45	1.43	1.35	1.42	1.42
Net investment income (loss), net of waivers and reimbursements	(0.53)	(0.65)	(0.80)	(0.90)	(0.15)
Net investment income (loss), before waivers and reimbursements	(0.68)	(0.76)	(0.80)	(0.97)	(0.22)
Class N net assets at end of year (in thousands)	$16,234	$25,105	$37,413	$41,849	$40,940
Portfolio turnover rate (%)	60	65	81	83	62

	Class I
	Years Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$11.76	$14.65	$15.58	$12.91	$11.87
Income (loss) from investment operations:
Net investment income (loss)	(0.03)	(0.06)	(0.09)	(0.10)	0.03
Net realized and unrealized gain (loss) on investments	0.09	0.04	1.31	3.82	1.31
Total from investment operations	0.06	(0.02)	1.22	3.72	1.34
Less distributions from:
Net investment income	—	—	—	—	0.02
Net realized gain	0.62	2.87	2.15	1.05	0.28
Total distributions	0.62	2.87	2.15	1.05	0.30
Net asset value, end of year	$11.20	$11.76	$14.65	$15.58	$12.91
Total return (%)	0.48	0.00	7.87	29.04	11.30
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.05	1.07	1.10	1.10	1.07
Expenses, before waivers and reimbursements	1.18	1.14	1.10	1.15	1.07
Net investment income (loss), net of waivers and reimbursements	(0.26)	(0.41)	(0.55)	(0.65)	0.19
Net investment income (loss), before waivers and reimbursements	(0.39)	(0.48)	(0.55)	(0.70)	0.19
Class I net assets at end of year (in thousands)	$119,424	$174,617	$302,373	$385,779	$329,295
Portfolio turnover rate (%)	60	65	81	83	62

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

156	Annual Report	December 31, 2016

Financial Highlights

Mid Cap Value Fund

	Class N
	Years Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$9.92	$12.88	$13.39	$11.39	$10.48
Income (loss) from investment operations:
Net investment income (loss)	0.05	0.07	0.03	0.05	0.08
Net realized and unrealized gain (loss) on investments	1.39	(0.36)	1.40	3.50	1.34
Total from investment operations	1.44	(0.29)	1.43	3.55	1.42
Less distributions from:
Net investment income	0.05	0.03	0.04	0.06	0.08
Net realized gain	0.93	2.64	1.90	1.49	0.43
Total distributions	0.98	2.67	1.94	1.55	0.51
Net asset value, end of year	$10.38	$9.92	$12.88	$13.39	$11.39
Total return (%)	14.49	(2.13)	10.83	31.46	13.54
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.30	1.32	1.35	1.35	1.35
Expenses, before waivers and reimbursements	4.47	4.14	3.77	3.37	3.40
Net investment income (loss), net of waivers and reimbursements	0.50	0.59	0.23	0.36	0.70
Net investment income (loss), before waivers and reimbursements	(2.67)	(2.23)	(2.19)	(1.66)	(1.35)
Class N net assets at end of year (in thousands)	$362	$694	$189	$232	$79
Portfolio turnover rate (%)	62	53	33	42	63

	Class I
	Years Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$9.94	$12.88	$13.40	$11.39	$10.48
Income (loss) from investment operations:
Net investment income (loss)	0.09	0.08	0.07	0.08	0.10
Net realized and unrealized gain (loss) on investments	1.38	(0.32)	1.39	3.51	1.35
Total from investment operations	1.47	(0.24)	1.46	3.59	1.45
Less distributions from:
Net investment income	0.12	0.06	0.08	0.09	0.11
Net realized gain	0.93	2.64	1.90	1.49	0.43
Total distributions	1.05	2.70	1.98	1.58	0.54
Net asset value, end of year	$10.36	$9.94	$12.88	$13.40	$11.39
Total return (%)	14.75	(1.73)	11.04	31.82	13.77
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.05	1.07	1.10	1.10	1.10
Expenses, before waivers and reimbursements	4.11	3.77	3.08	3.04	3.13
Net investment income (loss), net of waivers and reimbursements	0.83	0.65	0.49	0.59	0.92
Net investment income (loss), before waivers and reimbursements	(2.23)	(2.05)	(1.49)	(1.35)	(1.11)
Class I net assets at end of year (in thousands)	$2,647	$1,974	$3,579	$4,225	$4,058
Portfolio turnover rate (%)	62	53	33	42	63

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2016	William Blair Funds	157

Financial Highlights

Small-Mid Cap Growth Fund

	Class N
	Years Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$18.53	$18.72	$18.80	$14.21	$13.00
Income (loss) from investment operations:
Net investment income (loss)	(0.09)	(0.10)	(0.12)	(0.15)	0.02
Net realized and unrealized gain (loss) on investments	1.29	0.93	1.68	6.01	1.57
Total from investment operations	1.20	0.83	1.56	5.86	1.59
Less distributions from:
Net investment income	—	—	—	—	0.02
Net realized gain	0.53	1.02	1.64	1.27	0.36
Total distributions	0.53	1.02	1.64	1.27	0.38
Net asset value, end of year	$19.20	$18.53	$18.72	$18.80	$14.21
Total return (%)	6.45	4.47	8.33	41.49	12.20
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.35	1.35	1.35	1.35	1.35
Expenses, before waivers and reimbursements	1.43	1.42	1.38	1.46	1.47
Net investment income (loss), net of waivers and reimbursements	(0.51)	(0.51)	(0.63)	(0.88)	0.16
Net investment income (loss), before waivers and reimbursements	(0.59)	(0.58)	(0.66)	(0.99)	0.04
Class N net assets at end of year (in thousands)	$171,638	$169,595	$83,047	$73,207	$42,015
Portfolio turnover rate (%)	66	44	49	53	82

	Class I
	Years Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$19.25	$19.36	$19.34	$14.55	$13.32
Income (loss) from investment operations:
Net investment income (loss)	(0.05)	(0.06)	(0.08)	(0.11)	0.07
Net realized and unrealized gain (loss) on investments	1.35	0.97	1.74	6.17	1.58
Total from investment operations	1.30	0.91	1.66	6.06	1.65
Less distributions from:
Net investment income	—	—	—	—	0.06
Net realized gain	0.53	1.02	1.64	1.27	0.36
Total distributions	0.53	1.02	1.64	1.27	0.42
Net asset value, end of year	$20.02	$19.25	$19.36	$19.34	$14.55
Total return (%)	6.72	4.74	8.62	41.89	12.36
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.10	1.10	1.10	1.10	1.10
Expenses, before waivers and reimbursements	1.16	1.15	1.15	1.10	1.20
Net investment income (loss), net of waivers and reimbursements	(0.28)	(0.28)	(0.38)	(0.62)	0.48
Net investment income (loss), before waivers and reimbursements	(0.34)	(0.33)	(0.43)	(0.62)	0.38)
Class I net assets at end of year (in thousands)	$1,090,939	$1,019,544	$793,789	$617,374	$349,345
Portfolio turnover rate (%)	66	44	49	53	82

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

158	Annual Report	December 31, 2016

Financial Highlights

Small-Mid Cap Value Fund

	Class N
	Years Ended December 31,
	2016	2015	2014		2013	2012
Net asset value, beginning of year	$12.54	$13.63	$14.11		$11.29	$10.45
Income (loss) from investment operations:
Net investment income (loss)	0.04	0.04	0.00	^	0.00 ^	0.10
Net realized and unrealized gain (loss) on investments	2.55	(0.47)	0.64		4.06	1.15
Total from investment operations	2.59	(0.43)	0.64		4.06	1.25
Less distributions from:
Net investment income	0.01	0.01	—		—	0.09
Net realized gain	0.59	0.65	1.12		1.24	0.32
Total distributions	0.60	0.66	1.12		1.24	0.41
Net asset value, end of year	$14.53	$12.54	$13.63		$14.11	$11.29
Total return (%)	20.69	(3.13)	4.66		36.29	11.95
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.35	1.37	1.40		1.40	1.40
Expenses, before waivers and reimbursements	4.15	3.93	4.50		4.50	6.34
Net investment income (loss), net of waivers and reimbursements	0.29	0.27	0.02		(0.04)	0.87
Net investment income (loss), before waivers and reimbursements	(2.51)	(2.29)	(3.08)		(3.14)	(4.07)
Class N net assets at end of year (in thousands)	$267	$855	$946		$1,205	$950
Portfolio turnover rate (%)	45	35	69		61	56

	Class I
	Years Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$12.54	$13.63	$14.12	$11.29	$10.45
Income (loss) from investment operations:
Net investment income (loss)	0.08	0.07	0.05	0.03	0.13
Net realized and unrealized gain (loss) on investments	2.55	(0.47)	0.63	4.07	1.15
Total from investment operations	2.63	(0.40)	0.68	4.10	1.28
Less distributions from:
Net investment income	0.11	0.04	0.05	0.03	0.12
Net realized gain	0.59	0.65	1.12	1.24	0.32
Total distributions	0.70	0.69	1.17	1.27	0.44
Net asset value, end of year	$14.47	$12.54	$13.63	$14.12	$11.29
Total return (%)	21.00	(2.86)	4.96	36.69	12.22
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.10	1.12	1.15	1.15	1.15
Expenses, before waivers and reimbursements	3.92	3.72	4.16	4.24	5.88
Net investment income (loss), net of waivers and reimbursements	0.62	0.52	0.36	0.21	1.12
Net investment income (loss), before waivers and reimbursements	(2.20)	(2.08)	(2.65)	(2.88)	(3.61)
Class I net assets at end of year (in thousands)	$3,186	$3,220	$3,407	$2,073	$1,442
Portfolio turnover rate (%)	45	35	69	61	56

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2016	William Blair Funds	159

Financial Highlights

Small Cap Growth Fund

	Class N
	Years Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$22.47	$25.61	$30.02	$23.68	$20.13
Income (loss) from investment operations:
Net investment income (loss)	(0.18)	(0.22)	(0.30)	(0.26)	(0.22)
Net realized and unrealized gain (loss) on investments	4.43	(0.93)	1.02	12.52	3.87
Total from investment operations	4.25	(1.15)	0.72	12.26	3.65
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	1.48	1.99	5.13	5.92	0.10
Total distributions	1.48	1.99	5.13	5.92	0.10
Net asset value, end of year	$25.24	$22.47	$25.61	$30.02	$23.68
Total return (%)	18.89	(4.44)	2.62	52.76	18.15
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.50	1.50	1.50	1.50	1.50
Expenses, before waivers and reimbursements	1.55	1.59	1.56	1.57	1.59
Net investment income (loss), net of waivers and reimbursements	(0.79)	(0.85)	(1.00)	(0.87)	(0.96)
Net investment income (loss), before waivers and reimbursements	(0.84)	(0.94)	(1.06)	(0.94)	(1.05)
Class N net assets at end of year (in thousands)	$117,068	$111,944	$148,201	$211,562	$130,382
Portfolio turnover rate (%)	90	91	82	91	89

	Class I
	Years Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$24.17	$27.32	$31.61	$24.66	$20.91
Income (loss) from investment operations:
Net investment income (loss)	(0.13)	(0.17)	(0.23)	(0.19)	(0.16)
Net realized and unrealized gain (loss) on investments	4.78	(0.99)	1.07	13.06	4.01
Total from investment operations	4.65	(1.16)	0.84	12.87	3.85
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	1.48	1.99	5.13	5.92	0.10
Total distributions	1.48	1.99	5.13	5.92	0.10
Net asset value, end of year	$27.34	$24.17	$27.32	$31.61	$24.66
Total return (%)	19.22	(4.20)	2.87	53.13	18.43
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.25	1.25	1.25	1.25	1.25
Expenses, before waivers and reimbursements	1.27	1.30	1.30	1.27	1.35
Net investment income (loss), net of waivers and reimbursements	(0.54)	(0.61)	(0.75)	(0.63)	(0.71)
Net investment income (loss), before waivers and reimbursements	(0.56)	(0.66)	(0.80)	(0.65)	(0.81)
Class I net assets at end of year (in thousands)	$271,830	$261,269	$364,241	$415,797	$266,431
Portfolio turnover rate (%)	90	91	82	91	89

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

160	Annual Report	December 31, 2016

Financial Highlights

Small Cap Value Fund

	Class N
	Years Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$16.68	$17.76	$17.63	$13.65	$12.26
Income (loss) from investment operations:
Net investment income (loss)	0.04	0.02	(0.03)	(0.05)	0.10
Net realized and unrealized gain (loss) on investments	4.34	(1.05)	0.81	5.32	1.43
Total from investment operations	4.38	(1.03)	0.78	5.27	1.53
Less distributions from:
Net investment income	0.04	—	—	—	0.08
Net realized gain	0.84	0.05	0.65	1.29	0.06
Total distributions	0.88	0.05	0.65	1.29	0.14
Net asset value, end of year	$20.18	$16.68	$17.76	$17.63	$13.65
Total return (%)	26.19	(5.77)	4.49	38.91	12.49
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.50	1.50	1.50	1.49	1.43
Expenses, before waivers and reimbursements	1.53	1.54	1.53	1.55	1.60
Net investment income (loss), net of waivers and reimbursements	0.22	0.14	(0.17)	(0.33)	0.78
Net investment income (loss), before waivers and reimbursements	0.19	0.10	(0.20)	(0.39)	0.61
Class N net assets at end of year (in thousands)	$33,359	$33,351	$40,223	$55,464	$39,084
Portfolio turnover rate (%)	33	30	39	51	51

	Class I
	Years Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$17.08	$18.17	$18.00	$13.88	$12.47
Income (loss) from investment operations:
Net investment income (loss)	0.09	0.08	0.02	(0.01)	0.14
Net realized and unrealized gain (loss) on investments	4.44	(1.08)	0.82	5.42	1.45
Total from investment operations	4.53	(1.00)	0.84	5.41	1.59
Less distributions from:
Net investment income	0.09	0.04	0.02	0.00 ^	0.12
Net realized gain	0.84	0.05	0.65	1.29	0.06
Total distributions	0.93	0.09	0.67	1.29	0.18
Net asset value, end of year	$20.68	$17.08	$18.17	$18.00	$13.88
Total return (%)	26.46	(5.47)	4.73	39.31	12.73
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.25	1.24	1.23	1.24	1.18
Expenses, before waivers and reimbursements	1.29	1.24	1.23	1.25	1.29
Net investment income (loss), net of waivers and reimbursements	0.47	0.43	0.12	(0.07)	1.02
Net investment income (loss), before waivers and reimbursements	0.43	0.43	0.12	(0.08)	0.91
Class I net assets at end of year (in thousands)	$675,272	$579,010	$544,963	$352,832	$196,184
Portfolio turnover rate (%)	33	30	39	51	51

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2016	William Blair Funds	161

Financial Highlights

Global Leaders Fund

	Class N
	Years Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$11.58	$11.84	$11.43	$9.47	$8.10
Income (loss) from investment operations:
Net investment income (loss)	0.03	0.02	0.02	0.02	0.03
Net realized and unrealized gain (loss) on investments	0.04	0.27	0.41	1.96	1.37
Total from investment operations	0.07	0.29	0.43	1.98	1.40
Less distributions from:
Net investment income	—	0.01	—	0.02	0.03
Net realized gain	0.05	0.54	0.02	—	—
Total distributions	0.05	0.55	0.02	0.02	0.03
Net asset value, end of year	$11.60	$11.58	$11.84	$11.43	$9.47
Total return (%)	0.62	2.49	3.76	20.86	17.25
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.36	1.39	1.50	1.50	1.50
Expenses, before waivers and reimbursements	1.62	1.61	1.62	1.63	1.84
Net investment income (loss), net of waivers and reimbursements	0.23	0.12	0.16	0.18	0.29
Net investment income (loss), before waivers and reimbursements	(0.03)	(0.10)	0.04	0.05	(0.05)
Class N net assets at end of year (in thousands)	$5,760	$5,588	$5,007	$6,403	$5,215
Portfolio turnover rate (%)	75	55	60	70	73

	Class I
	Years Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$11.59	$11.85	$11.42	$9.47	$8.09
Income (loss) from investment operations:
Net investment income (loss)	0.06	0.06	0.04	0.04	0.05
Net realized and unrealized gain (loss) on investments	0.05	0.26	0.43	1.95	1.38
Total from investment operations	0.11	0.32	0.47	1.99	1.43
Less distributions from:
Net investment income	0.03	0.04	0.02	0.04	0.05
Net realized gain	0.05	0.54	0.02	—	—
Total distributions	0.08	0.58	0.04	0.04	0.05
Net asset value, end of year	$11.62	$11.59	$11.85	$11.42	$9.47
Total return (%)	0.98	2.77	4.08	21.05	17.64
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.05	1.10	1.25	1.25	1.25
Expenses, before waivers and reimbursements	1.31	1.32	1.33	1.35	1.56
Net investment income (loss), net of waivers and reimbursements	0.54	0.45	0.38	0.40	0.54
Net investment income (loss), before waivers and reimbursements	0.28	0.23	0.30	0.30	0.23
Class I net assets at end of year (in thousands)	$45,772	$45,853	$52,090	$53,562	$45,757
Portfolio turnover rate (%)	75	55	60	70	73

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

162	Annual Report	December 31, 2016

Financial Highlights

Global Leaders Fund

	Institutional Class
	Periods Ended December 31,
	2016	2015	2014	2013	2012(a)
Net asset value, beginning of year	$11.59	$11.85	$11.42	$9.47	$9.50
Income (loss) from investment operations:
Net investment income (loss)	0.07	0.06	0.06	0.04	0.00 ^
Net realized and unrealized gain (loss) on investments	0.05	0.27	0.43	1.97	(0.03)
Total from investment operations	0.12	0.33	0.49	2.01	(0.03)
Less distributions from:
Net investment income	0.04	0.05	0.04	0.06	—
Net realized gain	0.05	0.54	0.02	—	—
Total distributions	0.09	0.59	0.06	0.06	—
Net asset value, end of year	$11.62	$11.59	$11.85	$11.42	$9.47
Total return (%)*	1.03	2.85	4.24	21.23	(0.32)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.00	1.03	1.10	1.10	1.10
Expenses, before waivers and reimbursements	1.11	1.11	1.13	1.14	1.26
Net investment income (loss), net of waivers and reimbursements	0.59	0.47	0.51	0.37	(0.91)
Net investment income (loss), before waivers and reimbursements	0.48	0.39	0.48	0.33	(1.07)
Institutional Class net assets at end of year (in thousands)	$125,199	$137,527	$106,565	$87,118	$16,022
Portfolio turnover rate (%)*	75	55	60	70	73

(a)	For the period from December 19, 2012 (Commencement of Operations) to December 31, 2012.
*	Not annualized for periods less than a year.
**	Annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2016	William Blair Funds	163

Financial Highlights

International Leaders Fund

	Class N
	Periods Ended December 31,
	2016	2015	2014	2013	2012(a)
Net asset value, beginning of year	$12.89	$12.25	$12.65	$10.81	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.03	0.07	0.13	0.03	0.00	^
Net realized and unrealized gain (loss) on investments	0.08	0.66	(0.47)	1.99	0.82
Total from investment operations	0.11	0.73	(0.34)	2.02	0.82
Less distributions from:
Net investment income	0.12	0.02	0.06	0.18	0.01
Net realized gain	—	0.07	—	—	—
Total distributions	0.12	0.09	0.06	0.18	0.01
Net asset value, end of year	$12.88	$12.89	$12.25	$12.65	$10.81
Total return (%)*	0.88	6.01	(2.67)	18.75	8.16
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.30	1.24	1.45	1.45	1.45
Expenses, before waivers and reimbursements	1.56	1.56	1.59	1.73	4.98
Net investment income (loss), net of waivers and reimbursements	0.24	0.51	1.00	0.29	0.00
Net investment income (loss), before waivers and reimbursements	(0.02)	0.19	0.86	0.01	(3.53)
Class N net assets at end of year (in thousands)	$2,922	$377	$150	$154	$542
Portfolio turnover rate (%)*	59	29	79	73	16

	Class I
	Periods Ended December 31,
	2016	2015	2014	2013	2012(a)
Net asset value, beginning of year	$12.91	$12.25	$12.65	$10.81	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.10	0.10	0.16	0.12	0.01
Net realized and unrealized gain (loss) on investments	0.04	0.65	(0.47)	1.94	0.82
Total from investment operations	0.14	0.75	(0.31)	2.06	0.83
Less distributions from:
Net investment income	0.13	0.02	0.09	0.22	0.02
Net realized gain	—	0.07	—	—	—
Total distributions	0.13	0.09	0.09	0.22	0.02
Net asset value, end of year	$12.92	$12.91	$12.25	$12.65	$10.81
Total return (%)*	1.10	6.18	(2.43)	19.10	8.26
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.04	1.13	1.20	1.20	1.20
Expenses, before waivers and reimbursements	1.30	1.46	1.29	1.40	4.56
Net investment income (loss), net of waivers and reimbursements	0.74	0.75	1.25	1.06	0.22
Net investment income (loss), before waivers and reimbursements	0.48	0.42	1.16	0.86	(3.14)
Class I net assets at end of year (in thousands)	$30,944	$13,474	$9,561	$11,629	$4,336
Portfolio turnover rate (%)*	59	29	79	73	16

(a)	For the period from August 16, 2012 (Commencement of Operations) to December 31, 2012.
*	Not annualized for periods less than a year.
**	Annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

164	Annual Report	December 31, 2016

Financial Highlights

International Leaders Fund

	Institutional Class
	Periods Ended December 31,
	2016	2015	2014	2013	2012(a)
Net asset value, beginning of year	$12.90	$12.24	$12.65	$10.80	$10.24
Income (loss) from investment operations:
Net investment income (loss)	0.12	0.11	0.17	0.15	0.00	^
Net realized and unrealized gain (loss) on investments	0.04	0.66	(0.47)	1.94	0.58
Total from investment operations	0.16	0.77	(0.30)	2.09	0.58
Less distributions from:
Net investment income	0.14	0.04	0.11	0.24	0.02
Net realized gain	—	0.07	—	—	—
Total distributions	0.14	0.11	0.11	0.24	0.02
Net asset value, end of year	$12.92	$12.90	$12.24	$12.65	$10.80
Total return (%)*	1.25	6.33	(2.34)	19.39	5.67
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.95	0.98	1.05	1.05	1.05
Expenses, before waivers and reimbursements	1.06	1.15	1.14	1.25	1.84
Net investment income (loss), net of waivers and reimbursements	0.92	0.88	1.33	1.31	0.01
Net investment income (loss), before waivers and reimbursements	0.81	0.71	1.24	1.11	(0.78)
Institutional Class net assets at end of year (in thousands)	$221,356	$102,227	$78,251	$56,991	$5,286
Portfolio turnover rate (%)*	59	29	79	73	16

(a)	For the period from November 2, 2012 (Commencement of Operations) to December 31, 2012.
*	Not annualized for periods less than a year.
**	Annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2016	William Blair Funds	165

Financial Highlights

International Equity Fund

	Class N
	Years Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$13.85	$13.76	$14.28	$12.05	$10.56
Income (loss) from investment operations:
Net investment income (loss)	0.18	0.15	0.16	0.09	0.11
Net realized and unrealized gain (loss) on investments	(0.22)	0.06	(0.60)	2.25	1.75
Total from investment operations	(0.04)	0.21	(0.44)	2.34	1.86
Less distributions from:
Net investment income	0.13	0.12	0.08	0.11	0.37
Net realized gain	—	—	—	—	—
Total distributions	0.13	0.12	0.08	0.11	0.37
Net asset value, end of year	$13.68	$13.85	$13.76	$14.28	$12.05
Total return (%)	(0.27)	1.54	(3.09)	19.47	17.57
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.30	1.32	1.38	1.45	1.45
Expenses, before waivers and reimbursements	1.60	1.60	1.56	1.65	1.71
Net investment income (loss), net of waivers and reimbursements	1.30	1.01	1.11	0.73	0.95
Net investment income (loss), before waivers and reimbursements	1.00	0.73	0.93	0.53	0.69
Class N net assets at end of year (in thousands)	$2,954	$3,020	$3,497	$4,307	$5,648
Portfolio turnover rate (%)	70	54	73	88	80

	Class I
	Years Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$13.98	$13.91	$14.43	$12.18	$10.67
Income (loss) from investment operations:
Net investment income (loss)	0.21	0.18	0.19	0.14	0.14
Net realized and unrealized gain (loss) on investments	(0.22)	0.07	(0.59)	2.26	1.77
Total from investment operations	(0.01)	0.25	(0.40)	2.40	1.91
Less distributions from:
Net investment income	0.16	0.18	0.12	0.15	0.40
Net realized gain	—	—	—	—	—
Total distributions	0.16	0.18	0.12	0.15	0.40
Net asset value, end of year	$13.81	$13.98	$13.91	$14.43	$12.18
Total return (%)	(0.02)	1.80	(2.80)	19.74	17.89
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.05	1.07	1.13	1.20	1.20
Expenses, before waivers and reimbursements	1.34	1.34	1.32	1.41	1.44
Net investment income (loss), net of waivers and reimbursements	1.52	1.26	1.35	1.07	1.17
Net investment income (loss), before waivers and reimbursements	1.23	0.99	1.16	0.86	0.93
Class I net assets at end of year (in thousands)	$84,383	$60,886	$65,012	$75,271	$64,536
Portfolio turnover rate (%)	70	54	73	88	80

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

166	Annual Report	December 31, 2016

Financial Highlights

Institutional International Equity Fund

	Institutional Class
	Years Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$12.12	$12.01	$12.70	$10.82	$9.27
Income (loss) from investment operations:
Net investment income (loss)	0.20	0.15	0.21	0.13	0.13
Net realized and unrealized gain (loss) on investments	(0.24)	0.08	(0.65)	2.00	1.57
Total from investment operations	(0.04)	0.23	(0.44)	2.13	1.70
Less distributions from:
Net investment income	0.24	0.12	0.25	0.25	0.15
Net realized gain	—	—	—	—	—
Total distributions	0.24	0.12	0.25	0.25	0.15
Net asset value, end of year	$11.84	$12.12	$12.01	$12.70	$10.82
Total return (%)	(0.27)	1.91	(3.50)	19.78	18.31
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.00	1.00	1.03	1.10	1.10
Expenses, before waivers and reimbursements	1.77	1.76	1.63	1.12	1.16
Net investment income (loss), net of waivers and reimbursements	1.69	1.23	1.61	1.12	1.28
Net investment income (loss), before waivers and reimbursements	0.92	0.47	1.01	1.10	1.22
Institutional Class net assets at end of year (in thousands)	$16,565	$16,030	$14,574	$100,805	$109,690
Portfolio turnover rate (%)	75	54	61	84	86

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2016	William Blair Funds	167

Financial Highlights

International Growth Fund

	Class N
	Years Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$24.94	$25.24	$26.30	$22.43	$18.68
Income (loss) from investment operations:
Net investment income (loss)	0.20	0.18	0.31	0.27	0.26
Net realized and unrealized gain (loss) on investments	(0.92)	(0.25)	(1.15)	3.89	4.16
Total from investment operations	(0.72)	(0.07)	(0.84)	4.16	4.42
Less distributions from:
Net investment income	0.36	0.23	0.22	0.29	0.67
Net realized gain	—	—	—	—	—
Total distributions	0.36	0.23	0.22	0.29	0.67
Net asset value, end of year	$23.86	$24.94	$25.24	$26.30	$22.43
Total return (%)	(2.88)	(0.27)	(3.19)	18.57	23.67
Ratios to average daily net assets (%):
Expenses	1.43	1.42	1.44	1.44	1.44
Net investment income (loss)	0.84	0.71	1.17	1.13	1.25
Class N net assets at end of year (in thousands)	$729,544	$1,023,588	$978,433	$1,418,083	$1,269,736
Portfolio turnover rate (%)	101	70	79	97	81

	Class I
	Years Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$25.51	$25.82	$26.91	$22.94	$19.10
Income (loss) from investment operations:
Net investment income (loss)	0.29	0.27	0.36	0.35	0.32
Net realized and unrealized gain (loss) on investments	(0.94)	(0.28)	(1.13)	3.99	4.25
Total from investment operations	(0.65)	(0.01)	(0.77)	4.34	4.57
Less distributions from:
Net investment income	0.44	0.30	0.32	0.37	0.73
Net realized gain	—	—	—	—	—
Total distributions	0.44	0.30	0.32	0.37	0.73
Net asset value, end of year	$24.42	$25.51	$25.82	$26.91	$22.94
Total return (%)	(2.54)	(0.03)	(2.86)	18.96	23.96
Ratios to average daily net assets (%):
Expenses	1.13	1.14	1.14	1.11	1.15
Net investment income (loss)	1.16	1.02	1.36	1.43	1.51
Class I net assets at end of year (in thousands)	$2,251,701	$2,655,156	$2,705,054	$2,877,541	$2,402,897
Portfolio turnover rate (%)	101	70	79	97	81

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

168	Annual Report	December 31, 2016

Financial Highlights

Institutional International Growth Fund

	Institutional Class
	Years Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$15.08	$15.26	$17.40	$14.89	$12.39
Income (loss) from investment operations:
Net investment income (loss)	0.18	0.19	0.26	0.25	0.23
Net realized and unrealized gain (loss) on investments	(0.54)	(0.18)	(0.71)	2.56	2.76
Total from investment operations	(0.36)	0.01	(0.45)	2.81	2.99
Less distributions from:
Net investment income	0.17	0.09	0.32	0.30	0.49
Net realized gain	—	0.10	1.37	—	—
Total distributions	0.17	0.19	1.69	0.30	0.49
Net asset value, end of year	$14.55	$15.08	$15.26	$17.40	$14.89
Total return (%)	(2.40)	0.09	(2.66)	18.90	24.11
Ratios to average daily net assets (%):
Expenses	0.98	0.96	0.97	0.97	0.98
Net investment income (loss)	1.25	1.18	1.50	1.58	1.64
Institutional Class net assets at end of year (in thousands)	$2,093,971	$2,335,632	$2,339,169	$2,440,149	$1,974,130
Portfolio turnover rate (%)	105	70	83	97	83

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2016	William Blair Funds	169

Financial Highlights

International Small Cap Growth Fund

	Class N
	Years Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$13.50	$12.56	$16.08	$13.46	$11.36
Income (loss) from investment operations:
Net investment income (loss)	0.10	0.05	0.03	0.10	0.08
Net realized and unrealized gain (loss) on investments	(0.72)	1.16	(1.38)	3.35	2.27
Total from investment operations	(0.62)	1.21	(1.35)	3.45	2.35
Less distributions from:
Net investment income	0.01	0.24	0.18	0.16	0.25
Net realized gain	0.00 ^	0.03	1.99	0.67	—
Total distributions	0.01	0.27	2.17	0.83	0.25
Net asset value, end of year	$12.87	$13.50	$12.56	$16.08	$13.46
Total return (%)	(4.60)	9.67	(8.43)	25.80	20.73
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.44	1.47	1.58	1.59	1.61
Expenses, before waivers and reimbursements	1.59	1.62	1.58	1.59	1.61
Net investment income (loss), net of waivers and reimbursements	0.77	0.34	0.20	0.67	0.65
Net investment income (loss), before waivers and reimbursements	0.62	0.19	0.20	0.67	0.65
Class N net assets at end of year (in thousands)	$10,361	$11,350	$13,676	$18,910	$14,771
Portfolio turnover rate (%)	73	90	127	111	76

	Class I
	Years Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$13.65	$12.70	$16.23	$13.58	$11.46
Income (loss) from investment operations:
Net investment income (loss)	0.14	0.09	0.09	0.15	0.12
Net realized and unrealized gain (loss) on investments	(0.75)	1.18	(1.40)	3.37	2.30
Total from investment operations	(0.61)	1.27	(1.31)	3.52	2.42
Less distributions from:
Net investment income	0.04	0.29	0.23	0.20	0.30
Net realized gain	0.00 ^	0.03	1.99	0.67	—
Total distributions	0.04	0.32	2.22	0.87	0.30
Net asset value, end of year	$13.00	$13.65	$12.70	$16.23	$13.58
Total return (%)	(4.41)	10.00	(8.10)	26.11	21.10
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.15	1.16	1.28	1.30	1.30
Expenses, before waivers and reimbursements	1.30	1.31	1.28	1.30	1.30
Net investment income (loss), net of waivers and reimbursements	1.06	0.66	0.56	0.96	0.95
Net investment income (loss), before waivers and reimbursements	0.91	0.51	0.56	0.96	0.95
Class I net assets at end of year (in thousands)	$306,526	$342,232	$364,161	$508,758	$359,557
Portfolio turnover rate (%)	73	90	127	111	76

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

170	Annual Report	December 31, 2016

Financial Highlights

International Small Cap Growth Fund

	Institutional Class
	Years Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$13.72	$12.77	$16.32	$13.64	$11.51
Income (loss) from investment operations:
Net investment income (loss)	0.15	0.10	0.12	0.18	0.15
Net realized and unrealized gain (loss) on investments	(0.74)	1.18	(1.41)	3.41	2.31
Total from investment operations	(0.59)	1.28	(1.29)	3.59	2.46
Less distributions from:
Net investment income	0.06	0.30	0.27	0.24	0.33
Net realized gain	0.00 ^	0.03	1.99	0.67	—
Total distributions	0.06	0.33	2.26	0.91	0.33
Net asset value, end of year	$13.07	$13.72	$12.77	$16.32	$13.64
Total return (%)	(4.31)	10.03	(7.91)	26.49	21.36
Ratios to average daily net assets (%):
Expenses	1.07	1.08	1.06	1.06	1.08
Net investment income (loss),	1.13	0.76	0.74	1.20	1.14
Institutional Class net assets at end of year (in thousands)	$199,746	$221,018	$245,103	$408,524	$345,180
Portfolio turnover rate (%)	73	90	127	111	76

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2016	William Blair Funds	171

Financial Highlights

Emerging Markets Leaders Fund

	Class N
	Years Ended December 31,
	2016	2015	2014		2013	2012
Net asset value, beginning of year	$7.73	$9.06	$9.10		$9.20	$7.68
Income (loss) from investment operations:
Net investment income (loss)	0.02	0.02	0.05		(0.02)	0.02
Net realized and unrealized gain (loss) on investments	0.09	(1.34)	0.14		(0.05)	1.54
Total from investment operations	0.11	(1.32)	0.19		(0.07)	1.56
Less distributions from:
Net investment income	—	—	0.00	^	0.03	0.04
Net realized gain	—	0.01	0.23		—	—
Total distributions	—	0.01	0.23		0.03	0.04
Net asset value, end of year	$7.84	$7.73	$9.06		$9.10	$9.20
Total return (%)	1.42	(14.56)	2.17		(0.74)	20.37
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.57	1.64	1.65		1.65	1.65
Expenses, before waivers and reimbursements	1.81	1.89	1.82		1.83	2.10
Net investment income (loss), net of waivers and reimbursements	0.29	0.18	0.51		(0.23)	0.26
Net investment income (loss), before waivers and reimbursements	0.05	(0.07)	0.34		(0.41)	(0.19)
Class N net assets at end of year (in thousands)	$2,479	$1,599	$1,832		$1,959	$249
Portfolio turnover rate (%)	135	110	131		131	94

	Class I
	Years Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$7.74	$9.08	$9.10	$9.18	$7.66
Income (loss) from investment operations:
Net investment income (loss)	0.04	0.05	0.08	0.05	0.07
Net realized and unrealized gain (loss) on investments	0.10	(1.36)	0.15	(0.10)	1.51
Total from investment operations	0.14	(1.31)	0.23	(0.05)	1.58
Less distributions from:
Net investment income	0.01	0.02	0.02	0.03	0.06
Net realized gain	—	0.01	0.23	—	—
Total distributions	0.01	0.03	0.25	0.03	0.06
Net asset value, end of year	$7.87	$7.74	$9.08	$9.10	$9.18
Total return (%)	1.82	(14.37)	2.62	(0.60)	20.64
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.30	1.29	1.40	1.40	1.40
Expenses, before waivers and reimbursements	1.54	1.54	1.60	1.58	1.75
Net investment income (loss), net of waivers and reimbursements	0.52	0.53	0.84	0.51	0.83
Net investment income (loss), before waivers and reimbursements	0.28	0.28	0.64	0.33	0.48
Class I net assets at end of year (in thousands)	$30,346	$32,862	$28,475	$34,590	$25,628
Portfolio turnover rate (%)	135	110	131	131	94

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

172	Annual Report	December 31, 2016

Financial Highlights

Emerging Markets Leaders Fund

	Institutional Class
	Years Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$7.74	$9.07	$9.10	$9.18	$7.65
Income (loss) from investment operations:
Net investment income (loss)	0.03	0.04	0.08	0.06	0.08
Net realized and unrealized gain (loss) on investments	0.10	(1.33)	0.16	(0.10)	1.52
Total from investment operations	0.13	(1.29)	0.24	(0.04)	1.60
Less distributions from:
Net investment income	0.01	0.03	0.04	0.04	0.07
Net realized gain	—	0.01	0.23	—	—
Total distributions	0.01	0.04	0.27	0.04	0.07
Net asset value, end of year	$7.86	$7.74	$9.07	$9.10	$9.18
Total return (%)	1.74	(14.24)	2.68	(0.46)	20.97
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.25	1.25	1.25	1.25	1.25
Expenses, before waivers and reimbursements	1.34	1.35	1.42	1.42	1.59
Net investment income (loss), net of waivers and reimbursements	0.39	0.49	0.83	0.68	0.90
Net investment income (loss), before waivers and reimbursements	0.30	0.39	0.66	0.51	0.56
Institutional Class net assets at end of year (in thousands)	$272,678	$93,217	$75,875	$36,509	$43,102
Portfolio turnover rate (%)	135	110	131	131	94

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2016	William Blair Funds	173

Financial Highlights

Emerging Markets Growth Fund

	Class N
	Years Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$10.85	$12.91	$13.28	$13.40	$11.16
Income (loss) from investment operations:
Net investment income (loss)	0.03	0.04	0.08	0.05	0.07
Net realized and unrealized gain (loss) on investments	0.13	(1.98)	0.37	0.09	2.24
Total from investment operations	0.16	(1.94)	0.45	0.14	2.31
Less distributions from:
Net investment income	0.02	—	0.08	0.01	0.07
Net realized gain	—	0.12	0.74	0.25	—
Total distributions	0.02	0.12	0.82	0.26	0.07
Net asset value, end of year	$10.99	$10.85	$12.91	$13.28	$13.40
Total return (%)	1.49	(15.03)	3.40	1.05	20.70
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.50	1.50	1.64	1.68	1.69
Expenses, before waivers and reimbursements	1.65	1.65	1.64	1.68	1.69
Net investment income (loss), net of waivers and reimbursements	0.28	0.33	0.55	0.39	0.59
Net investment income (loss), before waivers and reimbursements	0.13	0.18	0.55	0.39	0.59
Class N net assets at end of year (in thousands)	$8,488	$9,367	$12,638	$13,723	$16,724
Portfolio turnover rate (%)	105	121	101	118	90

	Class I
	Years Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$10.96	$13.01	$13.38	$13.50	$11.25
Income (loss) from investment operations:
Net investment income (loss)	0.06	0.07	0.11	0.08	0.11
Net realized and unrealized gain (loss) on investments	0.13	(2.00)	0.37	0.10	2.25
Total from investment operations	0.19	(1.93)	0.48	0.18	2.36
Less distributions from:
Net investment income	0.05	—	0.11	0.05	0.11
Net realized gain	—	0.12	0.74	0.25	—
Total distributions	0.05	0.12	0.85	0.30	0.11
Net asset value, end of year	$11.10	$10.96	$13.01	$13.38	$13.50
Total return (%)	1.73	(14.83)	3.65	1.36	21.01
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.26	1.25	1.40	1.41	1.41
Expenses, before waivers and reimbursements	1.41	1.40	1.40	1.41	1.41
Net investment income (loss), net of waivers and reimbursements	0.53	0.58	0.79	0.62	0.86
Net investment income (loss), before waivers and reimbursements	0.38	0.43	0.79	0.62	0.86
Class I net assets at end of year (in thousands)	$93,668	$130,491	$166,488	$152,588	$144,942
Portfolio turnover rate (%)	105	121	101	118	90

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

174	Annual Report	December 31, 2016

Financial Highlights

Emerging Markets Growth Fund

	Institutional Class
	Years Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$11.05	$13.09	$13.46	$13.59	$11.32
Income (loss) from investment operations:
Net investment income (loss)	0.07	0.08	0.14	0.12	0.14
Net realized and unrealized gain (loss) on investments	0.12	(2.00)	0.37	0.08	2.27
Total from investment operations	0.19	(1.92)	0.51	0.20	2.41
Less distributions from:
Net investment income	0.06	—	0.14	0.08	0.14
Net realized gain	—	0.12	0.74	0.25	—
Total distributions	0.06	0.12	0.88	0.33	0.14
Net asset value, end of year	$11.18	$11.05	$13.09	$13.46	$13.59
Total return (%)	1.71	(14.67)	3.85	1.49	21.28
Ratios to average daily net assets (%):
Expenses	1.19	1.17	1.18	1.19	1.20
Net investment income (loss)	0.60	0.61	1.00	0.87	1.12
Institutional Class net assets at end of year (in thousands)	$831,587	$739,253	$806,708	$833,711	$802,571
Portfolio turnover rate (%)	105	121	101	118	90

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2016	William Blair Funds	175

Financial Highlights

Emerging Markets Small Cap Growth Fund

	Class N
	Years Ended December 31,
	2016	2015	2014	2013		2012
Net asset value, beginning of year	$14.84	$16.52	$15.12	$12.99		$9.73
Income (loss) from investment operations:
Net investment income (loss)	0.09	(0.01)	0.04	0.05		0.06
Net realized and unrealized gain (loss) on investments	(0.88)	(1.05)	2.13	2.08		3.27
Total from investment operations	(0.79)	(1.06)	2.17	2.13		3.33
Less distributions from:
Net investment income	0.32	—	0.03	—		0.07
Net realized gain	—	0.62	0.74	0.00	^	—
Total distributions	0.32	0.62	0.77	0.00	^	0.07
Net asset value, end of year	$13.73	$14.84	$16.52	$15.12		$12.99
Total return (%)	(5.33)	(6.40)	14.41	16.42		34.23
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.61	1.65	1.65	1.65		1.65
Expenses, before waivers and reimbursements	1.82	1.94	1.74	2.19		4.76
Net investment income (loss), net of waivers and reimbursements	0.62	(0.06)	0.21	0.38		0.56
Net investment income (loss), before waivers and reimbursements	0.41	(0.35)	0.12	(0.16)		(2.54)
Class N net assets at end of year (in thousands)	$9,263	$11,306	$10,745	$9,313		$3,016
Portfolio turnover rate (%)	157	167	124	138		78

	Class I
	Years Ended December 31,
	2016	2015	2014	2013		2012
Net asset value, beginning of year	$14.90	$16.52	$15.13	$12.99		$9.73
Income (loss) from investment operations:
Net investment income (loss)	0.13	0.05	0.02	0.05		0.08
Net realized and unrealized gain (loss) on investments	(0.89)	(1.05)	2.20	2.12		3.29
Total from investment operations	(0.76)	(1.00)	2.22	2.17		3.37
Less distributions from:
Net investment income	0.37	—	0.09	0.03		0.11
Net realized gain	—	0.62	0.74	0.00	^	—
Total distributions	0.37	0.62	0.83	0.03		0.11
Net asset value, end of year	$13.77	$14.90	$16.52	$15.13		$12.99
Total return (%)	(5.11)	(6.03)	14.73	16.70		34.62
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.30	1.31	1.40	1.40		1.40
Expenses, before waivers and reimbursements	1.51	1.52	1.49	1.72		4.40
Net investment income (loss), net of waivers and reimbursements	0.87	0.30	0.15	0.35		0.70
Net investment income (loss), before waivers and reimbursements	0.66	0.09	0.06	0.03		(2.30)
Class I net assets at end of year (in thousands)	$147,949	$162,375	$119,662	$58,123		$8,763
Portfolio turnover rate (%)	157	167	124	138		78

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

176	Annual Report	December 31, 2016

Financial Highlights

Emerging Markets Small Cap Growth Fund

	Institutional Class
	Periods Ended December 31,
	2016	2015	2014	2013		2012(a)
Net asset value, beginning of year	$14.92	$16.53	$15.14	$13.00		$12.79
Income (loss) from investment operations:
Net investment income (loss)	0.14	0.06	0.06	0.07		0.00 ^
Net realized and unrealized gain (loss) on investments	(0.89)	(1.05)	2.18	2.11		0.21
Total from investment operations	(0.75)	(0.99)	2.24	2.18		0.21
Less distributions from:
Net investment income	0.38	0.00 ^	0.11	0.04		—
Net realized gain	—	0.62	0.74	0.00	^	—
Total distributions	0.38	0.62	0.85	0.04		—
Net asset value, end of year	$13.79	$14.92	$16.53	$15.14		$13.00
Total return (%)*	(5.05)	(5.97)	14.85	16.80		1.64
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.25	1.25	1.25	1.25		1.25
Expenses, before waivers and reimbursements	1.31	1.31	1.34	1.56		2.32
Net investment income (loss), net of waivers and reimbursements	0.94	0.34	0.37	0.47		(0.87)
Net investment income (loss), before waivers and reimbursements	0.88	0.28	0.28	0.16		(1.93)
Institutional Class net assets at end of year (in thousands)	$125,650	$123,160	$123,496	$91,663		$15,242
Portfolio turnover rate (%)*	157	167	124	138		78

(a)	For the period from December 20, 2012 (Commencement of Operations) to December 31, 2012.
*	Not annualized for periods less than a year.
**	Annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2016	William Blair Funds	177

Financial Highlights

Bond Fund

	Class N
	Years Ended December 31,
	2016	2015	2014		2013	2012
Net asset value, beginning of year	$10.34	$10.74	$10.60		$11.28	$10.91
Income (loss) from investment operations:
Net investment income (loss)	0.27	0.27	0.31		0.32	0.36
Net realized and unrealized gain (loss) on investments	0.18	(0.29)	0.23		(0.47)	0.53
Total from investment operations	0.45	(0.02)	0.54		(0.15)	0.89
Less distributions from:
Net investment income	0.38	0.38	0.40		0.42	0.45
Net realized gain	—	—	0.00	^	0.11	0.07
Total distributions	0.38	0.38	0.40		0.53	0.52
Net asset value, end of year	$10.41	$10.34	$10.74		$10.60	$11.28
Total return (%)	4.40	(0.23)	5.10		(1.37)	8.33
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	0.65	0.61	0.65		0.65	0.65
Expenses, before waivers and reimbursements	0.82	0.79	0.85		0.82	0.81
Net investment income (loss), net of waivers and reimbursements	2.60	2.60	2.90		2.89	3.25
Net investment income (loss), before waivers and reimbursements	2.43	2.42	2.70		2.72	3.09
Class N net assets at end of year (in thousands)	$125,866	$139,303	$16,720		$11,389	$32,867
Portfolio turnover rate (%)	17	32	35		41	25

	Class I
	Years Ended December 31,
	2016	2015	2014		2013	2012
Net asset value, beginning of year	$10.24	$10.64	$10.49		$11.17	$10.80
Income (loss) from investment operations:
Net investment income (loss)	0.30	0.31	0.33		0.33	0.38
Net realized and unrealized gain (loss) on investments	0.16	(0.31)	0.23		(0.48)	0.52
Total from investment operations	0.46	—	0.56		(0.15)	0.90
Less distributions from:
Net investment income	0.40	0.40	0.41		0.42	0.46
Net realized gain	—	—	0.00	^	0.11	0.07
Total distributions	0.40	0.40	0.41		0.53	0.53
Net asset value, end of year	$10.30	$10.24	$10.64		$10.49	$11.17
Total return (%)	4.55	(0.05)	5.37		(1.28)	8.54
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	0.41	0.41	0.50		0.50	0.50
Expenses, before waivers and reimbursements	0.58	0.59	0.60		0.58	0.56
Net investment income (loss), net of waivers and reimbursements	2.83	2.93	3.07		3.05	3.45
Net investment income (loss), before waivers and reimbursements	2.66	2.75	2.97		2.97	3.39
Class I net assets at end of year (in thousands)	$322,174	$237,587	$149,466		$145,939	$172,836
Portfolio turnover rate (%)	17	32	35		41	25

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

178	Annual Report	December 31, 2016

Financial Highlights

Bond Fund

	Institutional Class
	Years Ended December 31,
	2016	2015	2014		2013	2012
Net asset value, beginning of year	$10.23	$10.63	$10.48		$11.16	$10.80
Income (loss) from investment operations:
Net investment income (loss)	0.30	0.32	0.34		0.35	0.40
Net realized and unrealized gain (loss) on investments	0.17	(0.31)	0.23		(0.48)	0.51
Total from investment operations	0.47	0.01	0.57		(0.13)	0.91
Less distributions from:
Net investment income	0.41	0.41	0.42		0.44	0.48
Net realized gain	—	—	0.00	^	0.11	0.07
Total distributions	0.41	0.41	0.42		0.55	0.55
Net asset value, end of year	$10.29	$10.23	$10.63		$10.48	$11.16
Total return (%)	4.61	0.01	5.53		(1.13)	8.61
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	0.35	0.35	0.35		0.35	0.35
Expenses, before waivers and reimbursements	0.37	0.38	0.41		0.39	0.38
Net investment income (loss), net of waivers and reimbursements	2.90	3.01	3.23		3.19	3.60
Net investment income (loss), before waivers and reimbursements	2.88	2.98	3.17		3.15	3.57
Institutional Class net assets at end of year (in thousands)	$95,216	$103,904	$97,341		$87,527	$91,039
Portfolio turnover rate (%)	17	32	35		41	25

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2016	William Blair Funds	179

Financial Highlights

Income Fund

	Class N
	Years Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$8.90	$9.12	$9.11	$9.55	$9.32
Income (loss) from investment operations:
Net investment income (loss)	0.16	0.15	0.18	0.20	0.24
Net realized and unrealized gain (loss) on investments	0.06	(0.11)	0.10	(0.35)	0.31
Total from investment operations	0.22	0.04	0.28	(0.15)	0.55
Less distributions from:
Net investment income	0.26	0.26	0.27	0.29	0.32
Net realized gain	—	—	—	—	—
Total distributions	0.26	0.26	0.27	0.29	0.32
Net asset value, end of year	$8.86	$8.90	$9.12	$9.11	$9.55
Total return (%)	2.44	0.39	3.06	(1.61)	6.00
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	0.79	0.81	0.84	0.85	0.83
Expenses, before waivers and reimbursements	0.79	0.81	0.84	1.03	0.83
Net investment income (loss), net of waivers and reimbursements	1.80	1.71	1.99	2.13	2.49
Net investment income (loss), before waivers and reimbursements	1.80	1.71	1.99	1.95	2.49
Class N net assets at end of year (in thousands)	$52,710	$32,942	$34,020	$41,662	$68,947
Portfolio turnover rate (%)	22	21	30	41	33

	Class I
	Years Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$8.83	$9.05	$9.05	$9.48	$9.25
Income (loss) from investment operations:
Net investment income (loss)	0.18	0.18	0.20	0.21	0.26
Net realized and unrealized gain (loss) on investments	0.06	(0.12)	0.09	(0.34)	0.31
Total from investment operations	0.24	0.06	0.29	(0.13)	0.57
Less distributions from:
Net investment income	0.27	0.28	0.29	0.30	0.34
Net realized gain	—	—	—	—	—
Total distributions	0.27	0.28	0.29	0.30	0.34
Net asset value, end of year	$8.80	$8.83	$9.05	$9.05	$9.48
Total return (%)	2.78	0.63	3.20	(1.41)	6.28
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	0.57	0.55	0.59	0.70	0.58
Expenses, before waivers and reimbursements	0.57	0.55	0.59	0.77	0.58
Net investment income (loss), net of waivers and reimbursements	2.05	1.97	2.24	2.30	2.78
Net investment income (loss), before waivers and reimbursements	2.05	1.97	2.24	2.23	2.78
Class I net assets at end of year (in thousands)	$58,160	$62,722	$64,834	$64,152	$72,830
Portfolio turnover rate (%)	22	21	30	41	33

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

180	Annual Report	December 31, 2016

Financial Highlights

Low Duration Fund

	Class N
	Years Ended December 31,
	2016	2015	2014		2013	2012
Net asset value, beginning of year	$9.16	$9.38	$9.52		$9.83	$9.82
Income (loss) from investment operations:
Net investment income (loss)	0.09	0.07	0.11		0.10	0.13
Net realized and unrealized gain (loss) on investments	0.02	(0.07)	(0.00	)^	(0.16)	0.14
Total from investment operations	0.11	—	0.11		(0.06)	0.27
Less distributions from:
Net investment income	0.20	0.22	0.25		0.25	0.26
Net realized gain	—	—	—		—	—
Total distributions	0.20	0.22	0.25		0.25	0.26
Net asset value, end of year	$9.07	$9.16	$9.38		$9.52	$9.83
Total return (%)	1.16	0.01	1.20		(0.62)	2.80
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	0.68	0.60	0.70		0.70	0.70
Expenses, before waivers and reimbursements	0.83	0.77	0.75		0.71	0.74
Net investment income (loss), net of waivers and reimbursements	0.98	0.71	1.19		1.06	1.37
Net investment income (loss), before waivers and reimbursements	0.83	0.54	1.14		1.05	1.33
Class N net assets at end of year (in thousands)	$7,237	$2,712	$4,969		$5,158	$11,216
Portfolio turnover rate (%)	81	106	83		56	20

	Class I
	Years Ended December 31,
	2016	2015	2014		2013	2012
Net asset value, beginning of year	$9.16	$9.37	$9.52		$9.83	$9.82
Income (loss) from investment operations:
Net investment income (loss)	0.11	0.08	0.13		0.12	0.15
Net realized and unrealized gain (loss) on investments	0.02	(0.05)	(0.01)		(0.17)	0.14
Total from investment operations	0.13	0.03	0.12		(0.05)	0.29
Less distributions from:
Net investment income	0.22	0.24	0.27		0.26	0.28
Net realized gain	—	—	—		—	—
Total distributions	0.22	0.24	0.27		0.26	0.28
Net asset value, end of year	$9.07	$9.16	$9.37		$9.52	$9.83
Total return (%)	1.40	0.30	1.24		(0.47)	2.96
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	0.44	0.42	0.55		0.55	0.55
Expenses, before waivers and reimbursements	0.59	0.59	0.60		0.56	0.57
Net investment income (loss), net of waivers and reimbursements	1.20	0.87	1.35		1.24	1.52
Net investment income (loss), before waivers and reimbursements	1.05	0.70	1.30		1.23	1.50
Class I net assets at end of year (in thousands)	$219,714	$107,137	$104,433		$122,583	$157,213
Portfolio turnover rate (%)	81	106	83		56	20

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2016	William Blair Funds	181

Financial Highlights

Low Duration Fund

	Institutional Class
	Years Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$9.16	$9.38	$9.53	$9.83	$9.83
Income (loss) from investment operations:
Net investment income (loss)	0.11	0.09	0.14	0.13	0.17
Net realized and unrealized gain (loss) on investments	0.02	(0.07)	(0.01)	(0.15)	0.12
Total from investment operations	0.13	0.02	0.13	(0.02)	0.29
Less distributions from:
Net investment income	0.22	0.24	0.28	0.28	0.29
Net realized gain	—	—	—	—	—
Total distributions	0.22	0.24	0.28	0.28	0.29
Net asset value, end of year	$9.07	$9.16	$9.38	$9.53	$9.83
Total return (%)	1.43	0.22	1.40	(0.20)	3.01
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	0.40	0.40	0.40	0.39	0.40
Expenses, before waivers and reimbursements	0.40	0.42	0.43	0.39	0.41
Net investment income (loss), net of waivers and reimbursements	1.25	0.94	1.45	1.37	1.68
Net investment income (loss), before waivers and reimbursements	1.25	0.92	1.42	1.37	1.67
Institutional Class net assets at end of year (in thousands)	$53,122	$21,863	$68,095	$46,485	$118,401
Portfolio turnover rate (%)	81	106	83	56	20

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

182	Annual Report	December 31, 2016

Financial Highlights

Macro Allocation Fund

				Class N
	Periods Ended December 31,			Periods Ended October 31,
	2016	2015	2014(b)	2014	2013	2012(a)
Net asset value, beginning of year	$11.32	$12.14	$13.07	$12.61	$11.28	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.04	0.04	0.04	0.02	0.05	0.11
Net realized and unrealized gain (loss) on investments	0.19	(0.80)	(0.31)	0.76	1.59	1.24
Total from investment operations	0.23	(0.76)	(0.27)	0.78	1.64	1.35
Less distributions from:
Net investment income	0.21	0.06	0.66	0.09	0.11	0.07
Net realized gain	—	—	—	0.23	0.20	—
Total distributions	0.21	0.06	0.66	0.32	0.31	0.07
Net asset value, end of year	$11.34	$11.32	$12.14	$13.07	$12.61	$11.28
Total return (%)*	2.01	(6.24)	(2.00)	6.34	14.87	13.61
Ratios to average daily net assets (%)**:
Expenses (excluding short dividend expense), net of waivers and reimbursements	1.23	1.27	1.35	1.35	1.35	1.35
Expenses, net of waivers and reimbursements	1.23	1.27	1.38	1.47	1.49	1.41
Expenses, before waivers and reimbursements	1.38	1.42	1.46	1.60	1.78	2.95
Net investment income (loss), net of waivers and reimbursements	0.32	0.32	2.06	0.20	0.37	1.18
Net investment income (loss), before waivers and reimbursements	0.17	0.17	1.98	0.07	0.08	(0.36)
Class N net assets at end of year (in thousands)	$61,376	$150,606	$150,778	$150,785	$97,498	$10,045
Portfolio turnover rate (%)*	50	34	17	59	10	40

				Class I
	Periods Ended December 31,			Periods Ended October 31,
	2016	2015	2014(b)	2014	2013	2012(a)
Net asset value, beginning of year	$11.38	$12.22	$13.15	$12.66	$11.31	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.08	0.09	0.05	0.04	0.07	0.16
Net realized and unrealized gain (loss) on investments	0.18	(0.82)	(0.31)	0.78	1.60	1.22
Total from investment operations	0.26	(0.73)	(0.26)	0.82	1.67	1.38
Less distributions from:
Net investment income	0.26	0.11	0.67	0.10	0.12	0.07
Net realized gain	—	—	—	0.23	0.20	—
Total distributions	0.26	0.11	0.67	0.33	0.32	0.07
Net asset value, end of year	$11.38	$11.38	$12.22	$13.15	$12.66	$11.31
Total return (%)*	2.26	(6.00)	(1.94)	6.60	15.06	13.91
Ratios to average daily net assets (%)**:
Expenses (excluding short dividend expense), net of waivers and reimbursements	0.97	0.98	1.07	1.10	1.10	1.10
Expenses, net of waivers and reimbursements	0.97	0.99	1.10	1.22	1.24	1.18
Expenses, before waivers and reimbursements	1.12	1.14	1.10	1.27	1.41	2.94
Net investment income (loss), net of waivers and reimbursements	0.67	0.73	2.33	0.32	0.62	1.67
Net investment income (loss), before waivers and reimbursements	0.52	0.58	2.33	0.27	0.45	(0.09)
Class I net assets at end of year (in thousands)	$937,244	$1,155,051	$649,756	$617,531	$224,860	$23,095
Portfolio turnover rate (%)*	50	34	17	59	10	40

(a)	For the period from November 29, 2011 (Commencement of Operations) to October 31, 2012.
(b)	For the period from November 1, 2014 to December 31, 2014.
*	Not annualized for periods less than a year.
**	Annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2016	William Blair Funds	183

Financial Highlights

Macro Allocation Fund

	Institutional Class
	Periods Ended December 31,			Periods Ended October 31,
	2016	2015	2014(b)	2014	2013(a)
Net asset value, beginning of year	$11.39	$12.23	$13.16	$12.66	$12.63
Income (loss) from investment operations:
Net investment income (loss)	0.09	0.12	0.05	0.04	0.00 ^
Net realized and unrealized gain (loss) on investments	0.19	(0.84)	(0.31)	0.79	0.03
Total from investment operations	0.28	(0.72)	(0.26)	0.83	0.03
Less distributions from:
Net investment income	0.27	0.12	0.67	0.10	—
Net realized gain	—	—	—	0.23	—
Total distributions	0.27	0.12	0.67	0.33	—
Net asset value, end of year	$11.40	$11.39	$12.23	$13.16	$12.66
Total return (%)*	2.44	(5.92)	(1.91)	6.71	0.24
Ratios to average daily net assets (%)**:
Expenses (excluding short dividend expense), net of waivers and reimbursements	0.89	0.90	0.88	0.93	0.95
Expenses, net of waivers and reimbursements	0.89	0.90	0.91	1.05	1.00
Expenses, before waivers and reimbursements	0.89	0.90	0.91	1.05	1.11
Net investment income (loss), net of waivers and reimbursements	0.81	0.95	2.54	0.32	(0.99)
Net investment income (loss), before waivers and reimbursements	0.81	0.95	2.54	0.32	(1.10)
Institutional Class net assets at end of year (in thousands)	$582,298	$426,230	$158,152	$150,447	$5,014
Portfolio turnover rate (%)*	50	34	17	59	10

(a)	For the period from October 21, 2013 (Commencement of Share Class) to October 31, 2013.
(b)	For the period from November 1, 2014 to December 31, 2014.
*	Not annualized for periods less than a year.
**	Annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

184	Annual Report	December 31, 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of William Blair Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the William Blair Funds (comprising, respectively, the Growth Fund, Large Cap Growth Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Small-Mid Cap Growth Fund, Small-Mid Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Global Leaders Fund, International Leaders Fund, International Equity Fund, Institutional International Equity Fund, International Growth Fund, Institutional International Growth Fund, International Small Cap Growth Fund, Emerging Markets Leaders Fund, Emerging Markets Growth Fund, Emerging Markets Small Cap Growth Fund, Bond Fund, Income Fund, Low Duration Fund, and Macro Allocation Fund (collectively, the “Funds”)) as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting the William Blair Funds at December 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
February 23, 2017

December 31, 2016	William Blair Funds	185

Trustees and Officers (Unaudited).† The trustees and officers of the William Blair Funds, their year of birth, their principal occupations during the last five years, their affiliations, if any, with William Blair, and other significant affiliations are set forth below. The address of each officer and trustee is 222 West Adams Street, Chicago, Illinois 60606.

				Number of
		Term of		Portfolios
		Office and		in Trust
	Position(s)	Length of	Principal	Complex
	Held with	Time	Occupation(s)	Overseen	Other Directorships
Name and Year of Birth	Trust	Served(1)	During Past 5 Years	by Trustee	Held by Trustee
Interested Trustees
Michelle R. Seitz, 1965*	Chairman of the Board of Holdings, L.P. Trustees and President	Trustee since 2002; Chairman (since 2008); since 2010 and President since 2007	Partner, William Blair; Limited Partner, WBC Member, WBC GP L.L.P. (since November 2008); Director, William Blair International, Ltd. (U.K.) (since 2012)	22	Chairman, William Blair SICAV; Director, William Blair MAS Ltd.
Richard W. Smirl, 1967*	Trustee and Senior Vice President	Trustee since 2010 and Senior Vice President since 2008	Partner, William Blair; Limited Partner, WBC Holdings, L.P. (since 2008); Member, WBC GP L.L.P. (since November 2008); Director, William Blair International, Ltd. (U.K.) (since 2012)	22	Director, William Blair SICAV; Director, William Blair MAS Ltd.
Non-Interested Trustees
Vann A. Avedisian, 1964[2]	Trustee	Since 2012	Principal, Highgate Holdings (hotel investments) (since 2009); formerly, co-founder and Managing Director, Oxford Capital Partners Inc. (1994 to 2006)	22	Potbelly Corporation (2001 to 2015)
Kathleen T. Barr, 1955	Trustee	Since 2013	Retired; formerly, President, Productive Capital Management, Inc. (registered investment adviser to public entities) and Owner, KT Barr Consulting, LLC (mutual fund and investment management consulting) (2010 to 2013); prior thereto, Chief Administrative Officer, Senior Vice President and Senior Managing Director of Allegiant Asset Management Company (merged with PNC Capital Advisors, LLC in 2009) (2004 to 2010); Chief Administrative Officer, Chief Compliance Officer and Senior Vice President of PNC Funds and PNC Advantage Funds (f/k/a Allegiant Funds) (2003 to 2010)	22	Council Member, Independent Directors Council; AmericaFirst Quantitative Funds (5 portfolios) (2012 to 2016)

†	William Blair Investment Management, LLC and William Blair & Company, L.L.C. are collectively referred to in this section as “William Blair”, each of which is a wholly owned subsidiary of WBC Holdings, L.P., which is wholly owned by certain William Blair employees (employee owners are referred to as ‘partners’).
*	Ms. Seitz and Mr. Smirl are interested persons of the Trust because they are partners of William Blair.

See accompanying Notes to Financial Statements.

186	Annual Report	December 31, 2016

				Number of
		Term of		Portfolios
		Office and		in Trust
	Position(s)	Length of	Principal	Complex
	Held with	Time	Occupation(s)	Overseen	Other Directorships
Name and Year of Birth	Trust	Served(1)	During Past 5 Years	by Trustee	Held by Trustee
Daniel N. Leib, 1966[3]	Trustee	Since 2016	Chief Executive Officer, Donnelley Financial Solutions, Inc. (since 2016); formerly, Executive Vice President and Chief Financial Officer, (2011 to 2016) and Group Chief Financial Officer (2009 to 2011), R.R. Donnelley & Sons Company	22	None
Phillip O. Peterson, 1944	Trustee	Since 2007	Retired; formerly, President, Strong Mutual Funds (2004 to 2005); prior thereto, Partner, KPMG LLP (1981-2000)	22	The Hartford Group of Mutual Funds (68 portfolios); Symetra Mutual Funds Trust (variable annuity funds) (2012 to 2014)
Donald J. Reaves, 1946[4]	Trustee	Since 2004	Retired; formerly, Chancellor of Winston-Salem State University (2007 to 2014) prior thereto, Vice President for Administration and Chief Financial Officer, University of Chicago (2002 to 2007)	22	American Student Assistance Corp., guarantor of student loans; Amica Mutual Insurance Company
Donald L. Seeley, 1944	Trustee	Since 2003	Retired; formerly, Director, Applied Investment Management Program, University of Arizona Department of Finance; prior thereto, Vice Chairman and Chief Financial Officer, True North Communications, Inc. (marketing communications and advertising firm)	22	Warnaco Group, Inc., intimate apparel, sportswear, and swimwear manufacturer (2005 to 2013); Beverly Enterprises, Inc., provider of elder care and rehabilitative services (2002 to 2006)
Thomas J. Skelly, 1951	Trustee	Since 2007	Advisory Board Member for various U.S. companies (since 2005); prior thereto, Managing Partner of various divisions at Accenture (1994-2004)	22	Mutual Trust Financial Group, provider of insurance and investment products; Advisory Board Member, First MetLife Insurance Company, NY chartered company for Metropolitan Life Insurance (2009-2016); Clayton Holdings, Inc., provider of information-based analytics, consulting and outsourced services to various financial institutions and investors (2007 to 2008)

(1)	Each Trustee serves until the election and qualification of a successor, or until death, resignation or retirement, or removal as provided in the Trust’s Declaration of Trust. Retirement for Non-Interested Trustees occurs no later than at the conclusion of the first regularly scheduled Board meeting of the calendar year that occurs after the earlier of (a) the Non-Interested Trustee’s 72nd birthday or (b) the 15th anniversary of the date that the Non-Interested Trustee became a member of the Board of Trustees. The Board of Trustees approved an exception to this retirement policy to defer the retirement of Mr. Seeley and Mr. Peterson until February 2018.
(2)	Mr. Avedisian served as a member of the Board of Directors of Potbelly Corporation (“Potbelly”) from 2001 to 2015. In October 2013, Potbelly completed an underwritten initial public offering of its common stock (the “Offering”). William Blair served as a member of the underwriting syndicate. At the time of the Offering, Mr. Avedisian, through entities he owns or controls, indirectly beneficially owned 1,607,448 shares of Potbelly common stock and warrants to purchase 241,704 shares of common stock representing approximately 8.9% of the shares before the Offering. Mr. Avedisian disclaimed beneficial ownership of the shares except to the extent of his pecuniary interest therein. Potbelly sold 8,474,869 shares and certain stockholders, including two entities affiliated with William Blair, sold 150,131 shares in the Offering at a price to the public of $14.00 per share. Neither Mr. Avedisian nor the entities he owns or controls was a selling stockholder in the Offering. A portion of the net proceeds received by Potbelly from the Offering was used to pay a previously declared cash dividend, in an aggregate amount of approximately $49.9 million, on Potbelly common and preferred shares outstanding immediately prior to the closing of the Offering, which included the outstanding shares indirectly beneficially owned by Mr. Avedisian, William Blair and the two entities affiliated with William Blair.

See accompanying Notes to Financial Statements.

December 31, 2016	William Blair Funds	187

(3)	The Funds and William Blair use R.R. Donnelley & Sons Company (“RRD”) and Donnelley Financial Solutions, Inc. (“DFS”) for financial printing and other services. The Funds and William Blair paid RRD approximately $185,000 and $129,000 in 2015 and 2016, respectively, for the services provided. RRD’s revenue was over $11 billion in 2015. DFS is a newly formed public company resulting from a spinoff from RRD that was completed in 2016. The Funds and William Blair paid DFS approximately $11,000 for the period ended December 31, 2016 for the services provided. Mr. Leib, as former Executive Vice President and Chief Financial Officer of RRD, was not involved in any of the services provided to the Funds or William Blair and his compensation was not directly affected by the fees RRD received from the Funds and William Blair. Mr. Leib, as the Chief Executive Officer of DFS, is not involved in any of the services provided to the Funds or William Blair and his compensation is not directly affected by the fees DFS receives from the Funds and William Blair.
(4)	In his former role as Chief Financial Officer at the University of Chicago, Mr. Reaves had a working relationship with E. David Coolidge III, Vice Chairman of William Blair who is also a trustee of the University of Chicago.

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name and Year of Birth	with Trust	Time Served[1]	During Past 5 Years[2]

Officers
Michael P. Balkin, 1959	Senior Vice President	Since 2008	Partner, William Blair

Stephanie G. Braming, 1970	Senior Vice President	Since 2014	Partner, William Blair

Karl W. Brewer, 1966	Senior Vice President	Since 2000	Partner, William Blair

Thomas Clarke, 1968	Senior Vice President	Since 2011	Partner, William Blair (since 2014); formerly, Associate, William Blair (2011-2014)

Daniel Crowe, 1972	Senior Vice President	Since 2016	Partner, William Blair (since 2015); formerly, Associate, William Blair

Simon Fennell, 1969	Senior Vice President	Since 2013	Partner, William Blair (since 2013); formerly, Associate, William Blair (2011-2013)

Andrew G. Flynn, 1961	Senior Vice President	Since 2013	Partner, William Blair

David C. Fording, 1967	Senior Vice President	Since 2006	Partner, William Blair

James S. Golan, 1961	Senior Vice President	Since 2005	Partner, William Blair

Michael A. Jancosek, 1959	Senior Vice President	Since 2000	Partner, William Blair

John F. Jostrand, 1954	Senior Vice President	Since 1999	Partner, William Blair

Chad M. Kilmer, 1975	Senior Vice President	Since 2006	Partner, William Blair

Robert C. Lanphier IV, 1956	Senior Vice President	Since 2003	Partner, William Blair

Mark T. Leslie, 1967	Senior Vice President	Since 2005	Partner, William Blair

See accompanying Notes to Financial Statements.

188	Annual Report	December 31, 2016

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name and Year of Birth	with Trust	Time Served[1]	During Past 5 Years

Kenneth J. McAtamney, 1966	Senior Vice President	Since 2008	Partner, William Blair

Todd M. McClone, 1968	Senior Vice President	Since 2005	Partner, William Blair

David Merjan, 1960	Senior Vice President	Since 2008	Partner, William Blair

David S. Mitchell, 1960	Senior Vice President	Since 2003	Partner, William Blair

John C. Murphy, 1969	Senior Vice President	Since 2014	Partner, William Blair

Casey K. Preyss, 1976	Senior Vice President	Since 2015	Partner, William Blair

David P. Ricci, 1958	Senior Vice President	Since 2006	Partner, William Blair

Ward D. Sexton, 1974	Senior Vice President	Since 2016	Partner, William Blair

Brian D. Singer, 1960	Senior Vice President	Since 2011	Partner, William Blair (since 2012); formerly, Associate, William Blair (2011-2012)

Jeffrey A. Urbina, 1955	Senior Vice President	Since 1998	Partner, William Blair

Christopher T. Vincent, 1956	Senior Vice President	Since 2002	Partner, William Blair

Paul J. Sularz, 1967	Vice President	Since 2009	Associate, William Blair (2006-2012 and since 2014); Partner, William Blair (2012-2014)

Colette M. Garavalia, 1961	Treasurer	Since 2000	Associate, William Blair

Andrew T. Pfau, 1970	Secretary	Since 2009	Associate, William Blair

John M. Raczek, 1970	Assistant Treasurer	Since 2010	Associate, William Blair

Walter R. Randall, Jr., 1960	Chief Compliance Officer and Assistant Secretary	Since 2009	Associate, William Blair

Robert J. Toner, 1967	Assistant Secretary	Since 2016	Associate, William Blair (since 2015); formerly, Managing Director and Counsel, Wellington Management & Company LLP (2007-2015)

(1)	The Trust’s officers, except the Chief Compliance Officer, are elected annually by the Board of Trustees. The Trust’s Chief Compliance Officer is designated by the Board of Trustees and may only be removed by action of the Board of Trustees, including a majority of independent trustees. Length of Time Served for all officers indicates the year the individual became an officer of the Trust.

The Statement of Additional Information for the William Blair Funds includes additional information about the trustees and is available without charge by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840) or by writing the Fund.

See accompanying Notes to Financial Statements.

December 31, 2016	William Blair Funds	189

(Unaudited)

Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended December 31 are available without charge, upon request, by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840), at www.williamblairfunds.com and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Additional Federal Income Tax Information: (unaudited)

Under Section 852(b)(3)(C) of the Code, the Funds hereby designate the following amounts as capital gain dividends for the fiscal year ended December 31, 2016 (in thousands):

Fund	Capital Gain Dividend
Growth	$44,092
Large Cap Growth	983
Mid Cap Growth	7,329
Mid Cap Value	255
Small-Mid Cap Growth	33,429
Small-Mid Cap Value	183
Small Cap Growth	20,672
Small Cap Value	27,207
Global Leaders	792
International Small Cap Growth	96

190	Annual Report	December 31, 2016

Useful Information About Your Report (Unaudited)

Please refer to this information when reviewing the Expense Example for each Fund.

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution (12b-1) fees (for Class N shares except for the Institutional International Growth Fund and the Institutional International Equity Fund), shareholder administration fees (for Class N and Class I shares of the Global Leaders Fund, the International Leaders Fund, the International Small Cap Growth Fund, the Emerging Markets Leaders Fund, the Emerging Markets Growth Fund, the Emerging Markets Small Cap Growth Fund, the Bond Fund, the Low Duration Fund and the Macro Allocation Fund) and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare the Fund’s 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2016 to December 31, 2016.

Actual Expenses

In each example, the first line for each share class in the table provides information about the actual account values and actual expenses. These expenses reflect the effect of any expense cap applicable to the share class during the period. Without this expense cap, the costs shown in the table would have been higher. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

In each example, the second line for each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in both examples are meant to highlight your ongoing costs only and do not reflect any transactional costs or account type fees, such as IRA administration fees. These fees are fully described in the prospectus. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs or account fees were included, your costs would have been higher.

December 31, 2016	William Blair Funds	191

Fund Expenses (Unaudited)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During	Annualized
Expense Example	7/1/2016	12/31/2016	the Period (a)	Expense Ratio
Growth Fund
Class N-actual return	$1,000.00	$1,009.54	$6.11	1.21
Class N-hypothetical 5% return	$1,000.00	$1,043.92	$6.22	1.21
Class I-actual return	$1,000.00	$1,011.06	$4.55	0.90
Class I-hypothetical 5% return	$1,000.00	$1,045.48	$4.63	0.90
Large Cap Growth Fund
Class N-actual return	$1,000.00	$1,023.76	$5.34	1.05
Class N-hypothetical 5% return	$1,000.00	$1,044.72	$5.40	1.05
Class I-actual return	$1,000.00	$1,025.14	$4.07	0.80
Class I-hypothetical 5% return	$1,000.00	$1,045.98	$4.11	0.80
Mid Cap Growth Fund
Class N-actual return	$1,000.00	$1,009.47	$6.57	1.30
Class N-hypothetical 5% return	$1,000.00	$1,043.46	$6.68	1.30
Class I-actual return	$1,000.00	$1,010.77	$5.31	1.05
Class I-hypothetical 5% return	$1,000.00	$1,044.72	$5.40	1.05
Mid Cap Value Fund
Class N-actual return	$1,000.00	$1,078.56	$6.79	1.30
Class N-hypothetical 5% return	$1,000.00	$1,043.46	$6.68	1.30
Class I-actual return	$1,000.00	$1,080.10	$5.49	1.05
Class I-hypothetical 5% return	$1,000.00	$1,044.72	$5.40	1.05
Small-Mid Cap Growth Fund
Class N-actual return	$1,000.00	$1,054.23	$6.97	1.35
Class N-hypothetical 5% return	$1,000.00	$1,043.21	$6.93	1.35
Class I-actual return	$1,000.00	$1,055.73	$5.68	1.10
Class I-hypothetical 5% return	$1,000.00	$1,044.47	$5.65	1.10
Small-Mid Cap Value Fund
Class N-actual return	$1,000.00	$1,137.13	$7.25	1.35
Class N-hypothetical 5% return	$1,000.00	$1,043.21	$6.93	1.35
Class I-actual return	$1,000.00	$1,138.31	$5.91	1.10
Class I-hypothetical 5% return	$1,000.00	$1,044.47	$5.65	1.10
Small Cap Growth Fund
Class N-actual return	$1,000.00	$1,144.07	$8.08	1.50
Class N-hypothetical 5% return	$1,000.00	$1,042.46	$7.70	1.50
Class I-actual return	$1,000.00	$1,145.71	$6.74	1.25
Class I-hypothetical 5% return	$1,000.00	$1,043.72	$6.42	1.25
Small Cap Value Fund
Class N-actual return	$1,000.00	$1,181.19	$8.22	1.50
Class N-hypothetical 5% return	$1,000.00	$1,042.46	$7.70	1.50
Class I-actual return	$1,000.00	$1,182.26	$6.86	1.25
Class I-hypothetical 5% return	$1,000.00	$1,043.72	$6.42	1.25
Global Leaders Fund
Class N-actual return	$1,000.00	$1,023.00	$6.92	1.36
Class N-hypothetical 5% return	$1,000.00	$1,043.16	$6.98	1.36
Class I-actual return	$1,000.00	$1,024.81	$5.34	1.05
Class I-hypothetical 5% return	$1,000.00	$1,044.72	$5.40	1.05
Institutional Class-actual return	$1,000.00	$1,025.34	$5.14	1.00
Institutional Class-hypothetical 5% return	$1,000.00	$1,044.97	$5.14	1.00
International Leaders Fund
Class N-actual return	$1,000.00	$1,023.11	$6.61	1.30
Class N-hypothetical 5% return	$1,000.00	$1,043.46	$6.68	1.30
Class I-actual return	$1,000.00	$1,024.48	$5.29	1.04
Class I-hypothetical 5% return	$1,000.00	$1,044.77	$5.35	1.04
Institutional Class-actual return	$1,000.00	$1,025.98	$4.84	0.95
Institutional Class-hypothetical 5% return	$1,000.00	$1,045.22	$4.88	0.95

192	Annual Report	December 31, 2016

Fund Expenses (Unaudited)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During	Annualized
Expense Example	7/1/2016	12/31/2016	the Period (a)	Expense Ratio
International Equity Fund
Class N-actual return	$1,000.00	$1,016.41	$6.59	1.30
Class N-hypothetical 5% return	$1,000.00	$1,043.46	$6.68	1.30
Class I-actual return	$1,000.00	$1,017.99	$5.33	1.05
Class I-hypothetical 5% return	$1,000.00	$1,044.72	$5.40	1.05
Institutional International Equity Fund
Institutional Class-actual return	$1,000.00	$1,014.87	$5.06	1.00
Institutional Class-hypothetical 5% return	$1,000.00	$1,044.97	$5.14	1.00
International Growth Fund
Class N-actual return	$1,000.00	$1,009.71	$7.22	1.43
Class N-hypothetical 5% return	$1,000.00	$1,042.81	$7.34	1.43
Class I-actual return	$1,000.00	$1,011.49	$5.71	1.13
Class I-hypothetical 5% return	$1,000.00	$1,044.32	$5.81	1.13
Institutional International Growth Fund
Institutional Class-actual return	$1,000.00	$1,012.27	$4.96	0.98
Institutional Class-hypothetical 5% return	$1,000.00	$1,045.07	$5.04	0.98
International Small Cap Growth Fund
Class N-actual return	$1,000.00	$ 996.01	$7.22	1.44
Class N-hypothetical 5% return	$1,000.00	$1,042.76	$7.39	1.44
Class I-actual return	$1,000.00	$ 996.78	$5.77	1.15
Class I-hypothetical 5% return	$1,000.00	$1,044.22	$5.91	1.15
Institutional Class-actual return	$1,000.00	$ 997.64	$5.37	1.07
Institutional Class-hypothetical 5% return	$1,000.00	$1,044.62	$5.50	1.07
Emerging Markets Leaders Fund
Class N-actual return	$1,000.00	$ 971.50	$7.78	1.57
Class N-hypothetical 5% return.	$1,000.00	$1,042.11	$8.06	1.57
Class I-actual return	$1,000.00	$ 972.91	$6.45	1.30
Class I-hypothetical 5% return	$1,000.00	$1,043.46	$6.68	1.30
Institutional Class-actual return	$1,000.00	$ 972.17	$6.20	1.25
Institutional Class-hypothetical 5% return	$1,000.00	$1,043.72	$6.42	1.25
Emerging Markets Growth Fund
Class N-actual return	$1,000.00	$ 965.94	$7.41	1.50
Class N-hypothetical 5% return	$1,000.00	$1,042.46	$7.70	1.50
Class I-actual return	$1,000.00	$ 967.01	$6.23	1.26
Class I-hypothetical 5% return	$1,000.00	$1,043.67	$6.47	1.26
Institutional Class-actual return	$1,000.00	$ 967.17	$5.88	1.19
Institutional Class-hypothetical 5% return	$1,000.00	$1,044.02	$6.11	1.19
Emerging Markets Small Cap Growth Fund
Class N-actual return	$1,000.00	$ 938.44	$7.84	1.61
Class N-hypothetical 5% return	$1,000.00	$1,041.91	$8.26	1.61
Class I-actual return	$1,000.00	$ 940.08	$6.34	1.30
Class I-hypothetical 5% return	$1,000.00	$1,043.46	$6.68	1.30
Institutional Class-actual return	$1,000.00	$ 940.04	$6.10	1.25
Institutional Class-hypothetical 5% return	$1,000.00	$1,043.72	$6.42	1.25
Bond Fund
Class N-actual return	$1,000.00	$ 990.83	$3.25	0.65
Class N-hypothetical 5% return	$1,000.00	$1,046.73	$3.34	0.65
Class I-actual return	$1,000.00	$ 991.92	$2.05	0.41
Class I-hypothetical 5% return	$1,000.00	$1,047.94	$2.11	0.41
Institutional Class-actual return	$1,000.00	$ 992.22	$1.75	0.35
Institutional Class-hypothetical 5% return	$1,000.00	$1,048.24	$1.80	0.35
Income Fund
Class N-actual return	$1,000.00	$ 995.14	$3.96	0.79
Class N-hypothetical 5% return	$1,000.00	$1,046.03	$4.06	0.79
Class I-actual return	$1,000.00	$ 996.10	$2.86	0.57
Class I-hypothetical 5% return	$1,000.00	$1,047.13	$2.93	0.57

December 31, 2016	William Blair Funds	193

Fund Expenses (Unaudited)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During	Annualized
Expense Example	7/1/2016	12/31/2016	the Period (a)	Expense Ratio
Low Duration Fund
Class N-actual return	$1,000.00	$1,000.33	$3.42	0.68
Class N-hypothetical 5%	$1,000.00	$1,046.58	$3.50	0.68
Class I-actual return	$1,000.00	$1,001.64	$2.21	0.44
Class I-hypothetical 5%	$1,000.00	$1,047.79	$2.26	0.44
Institutional Class-actual return	$1,000.00	$1,001.87	$2.01	0.40
Institutional Class-hypothetical 5% return	$1,000.00	$1,047.99	$2.06	0.40
Macro Allocation Fund
Class N-actual return	$1,000.00	$1,017.41	$6.24	1.23
Class N-hypothetical 5%	$1,000.00	$1,043.82	$6.32	1.23
Class I-actual return	$1,000.00	$1,018.12	$4.92	0.97
Class I-hypothetical 5%	$1,000.00	$1,045.12	$4.99	0.97
Institutional Class-actual return	$1,000.00	$1,018.99	$4.52	0.89
Institutional Class-hypothetical 5% return	$1,000.00	$1,045.53	$4.58	0.89

(a)	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period, 184, and divided by 366 (to reflect the one-half year period).

194	Annual Report	December 31, 2016

BOARD OF TRUSTEES
Vann A. Avedisian
Principal, Highgate Holdings
Kathleen T. Barr
Retired Senior Managing Director, PNC Capital Advisors, LLC
Daniel N. Leib
Chief Executive Officer, Donnelley Financial Solutions, Inc.
Phillip O. Peterson
Retired Partner, KPMG LLP
Donald J. Reaves
Retired Chancellor, Winston-Salem State University
Donald L. Seeley
Retired Adjunct Lecturer and Director, University of Arizona Department of Finance
Michelle R. Seitz, Chairman and President
Partner, William Blair
Thomas J. Skelly
Retired Managing Partner, Accenture
Richard W. Smirl, Senior Vice President
Partner, William Blair
Officers
Michael P. Balkin, Senior Vice President
Stephanie G. Braming, Senior Vice President
Karl W. Brewer, Senior Vice President
Thomas Clarke, Senior Vice President
Daniel Crowe, Senior Vice President
Simon Fennell, Senior Vice President
Andrew G. Flynn, Senior Vice President
David C. Fording, Senior Vice President
James S. Golan, Senior Vice President
Michael A. Jancosek, Senior Vice President
John F. Jostrand, Senior Vice President
Chad M. Kilmer, Senior Vice President
Robert C. Lanphier, IV, Senior Vice President
Mark T. Leslie, Senior Vice President
Kenneth J. McAtamney, Senior Vice President
Todd M. McClone, Senior Vice President
David Merjan, Senior Vice President
David S. Mitchell, Senior Vice President
John C. Murphy, Senior Vice President
Casey K. Preyss, Senior Vice President
David P. Ricci, Senior Vice President
Ward D. Sexton, Senior Vice President
Brian D. Singer, Senior Vice President
Jeffrey A. Urbina, Senior Vice President
Christopher T. Vincent, Senior Vice President
Paul J. Sularz, Vice President
Colette M. Garavalia, Treasurer
Andrew T. Pfau, Secretary
John M. Raczek, Assistant Treasurer
Walter R. Randall, Jr., Chief Compliance Officer and Assistant Secretary
Robert J. Toner, Assistant Secretary
Investment Adviser
William Blair Investment Management, LLC
Distributor
William Blair & Company, L.L.C.
Independent Registered Public Accounting Firm
Ernst & Young LLP
Legal Counsel
Vedder Price P.C.
Transfer Agent
Boston Financial Data Services, Inc.
P.O. Box 8506
Boston, MA 02266-8506
For customer assistance, call 1-800-635-2886
(Massachusetts 1-800-635-2840)

December 31, 2016	William Blair Funds	195

William Blair Funds

DOMESTIC EQUITY	GLOBAL EQUITY	FIXED INCOME
Growth Fund	Global Leaders Fund	Bond Fund
Large Cap Growth Fund		Income Fund
Mid Cap Growth Fund	INTERNATIONAL EQUITY	Low Duration Fund
Mid Cap Value Fund
Small-Mid Cap Growth Fund	International Leaders Fund
Small-Mid Cap Value Fund	International Equity Fund	MULTI-ASSET AND ALTERNATIVE
Small Cap Growth Fund	Institutional International Equity Fund
Small Cap Value Fund	International Growth Fund	Macro Allocation Fund
Institutional International Growth Fund
International Small Cap Growth Fund
Emerging Markets Leaders Fund
Emerging Markets Growth Fund
Emerging Markets Small Cap Growth Fund

	©	William Blair & Company, L.L.C., distributor
+1 800 742 7272		222 West Adams Street
williamblairfunds.com		Chicago, Illinois 60606	00103188

Item 2.	Code of Ethics

As of the end of the period covered by this Form N-CSR, the Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. Such code of ethics is posted on the Registrant’s website: www.williamblairfunds.com. There were no amendments to or waivers of the code of ethics during the period covered by this report.

Item 3.	Audit Committee Financial Expert

The Registrant’s Board of Trustees has determined that the Registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. Mr. Phillip O. Peterson, the Registrant’s audit committee financial expert, is “independent” for purposes of Item 3 to Form N-CSR.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or Board of Trustees.

Item 4.	Principal Accountant Fees and Services

Audit Fees

For the fiscal years ended December 31, 2015 and 2016, Ernst & Young, LLP, the Registrant’s principal accountant (“E&Y”), billed the Registrant $719,700 and $684,300, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

Audit-Related Fees

For the fiscal years ended December 31, 2015 and 2016, E&Y billed the Registrant $0 and $0, respectively, for assurance and related services that are reasonably related to the performance of the audit of the Registrant’s financial statements and that are not reported above, such as reviewing prospectuses, semiannual reports and SEC filings. For the fiscal years ended December 31, 2015 and 2016, E&Y provided no audit-related services to William Blair Investment Management, LLC, the Registrant’s investment advisor (“William Blair”) or any of its control affiliates that were for engagements directly related to the Registrant’s operations and financial reporting.

Tax Fees

For the fiscal years ended December 31, 2015 and 2016, E&Y billed the Registrant $311,900 and $205,850, respectively, for professional services rendered for tax compliance, tax advice and tax planning. Such services consisted of preparation of tax returns, year-end distribution review, qualifying dividend income analysis and computation of foreign tax credit pass-through. For the fiscal years ended December 31, 2015 and 2016, E&Y did not bill William Blair and its control affiliates for any services that were for engagements directly related to the Registrant’s operations and financial reporting.

All Other Fees

For the fiscal years ended December 31, 2015 and 2016, E&Y did not bill the Registrant for products and services other than the services reported above. For the fiscal year ended December 31, 2015 and 2016, E&Y provided no other services to William Blair or any of its control affiliates that were for engagements directly related to the Registrant’s operations and financial reporting.

Audit Committee Pre-Approval Policies and Procedures

Pursuant to Registrant’s Audit Committee Charter (the “Charter”), the Audit Committee is responsible for pre-approving any engagement of the principal accountant to provide non-prohibited services to the Registrant, including the fees and other compensation to be paid to the principal accountant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. Pursuant to the Charter, the Audit Committee is also responsible for pre-approving any engagement of the principal accountant, including the fees and other compensation to be paid to the principal accountant, to provide non-audit services to the Registrant’s investment advisor (or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant), if the engagement relates directly to the operations and financial reporting of the Registrant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. The Chair of the Audit Committee may grant the pre-approval referenced above for non-prohibited and non-audit services. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting.

Item 5.	Audit Committee of Listed Registrants

Not Applicable to this Registrant, insofar as the Registrant is not a listed company.

Item 6.	Schedule of Investments

See Schedule of Investments in Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 8.	Portfolio Managers of Closed Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 9.	Purchase of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 10.	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees since the Registrant last provided disclosure in response to this item.

Item 11.

Controls and Procedures

(a) The Registrant’s principal executive and principal financial officer, or persons performing similar functions, have concluded that the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3 (b) under the 1940 Act (17 CFR 270.30a-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the final quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits

12. (a) (1) Code of Ethics

Not applicable because it is posted on Registrant’s website.

12. (a) (2) (1)

Certification of Principal Executive Officer Required by Rule 30a-2(a) of the Investment Company Act

12. (a) (2) (2)

Certification of Principal Financial Officer Required by Rule 30a-2(a) of the Investment Company Act.

12. (a) (3)

Not applicable to this Registrant.

12. (b)

Certification of Chief Executive Officer and Certification of Chief Financial Officer Required by Rule 30a-2(b) of the Investment Company Act

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

William Blair Funds

/s/ Michelle R. Seitz
By:	Michelle R. Seitz
President (Chief Executive Officer)

Date: February 22, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Michelle R. Seitz
By:	Michelle R. Seitz
President (Chief Executive Officer)

Date: February 22, 2017

/s/ Colette M. Garavalia
By:	Colette M. Garavalia
Treasurer (Chief Financial Officer)

Date: February 22, 2017